HARRIS
                                INSIGHT(R) FUNDS

                                  ANNUAL REPORT

                                DECEMBER 31, 2000

                                      LOGO
                                     HARRIS
                                INSIGHT(R) FUNDS
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                     POWERFUL INSIGHT. SOLID INVESTMENTS.(R)


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                NOT FDIC INSURED MAY LOSE VALUE NO BANK GUARANTEE
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                             LETTER TO SHAREHOLDERS

DEAR SHAREHOLDER:

We are pleased to report to you the performance results of the Harris Insight Funds for the year ended December 31, 2000. Within this Annual Report, you will find Harris Investment Management's review of the fixed income and equity markets during 2000, as well as their outlook for the markets for 2001. A summary report is included for each Harris Insight Fund, providing information about the major factors that influenced each Fund's performance, as well as a list of each Fund's portfolio holdings.


DEVELOPMENTS WITHIN THE HARRIS INSIGHT FAMILY OF FUNDS

To further broaden the range of alternatives available to meet different investment objectives, three new Funds (Institutional shares only) were added to the Harris Insight Family of Funds in 2000:

(BULLET) The Large-Cap Aggressive Growth Fund -- which seeks to provide long-term capital appreciation by investing primarily in equity securities of larger capitalization companies that are believed to have superior prospects for aggressive growth or are in industry sectors that are believed to hold a high potential for growth.

(BULLET) The Small-Cap Aggressive Growth Fund -- which seeks to provide long-term capital appreciation by investing primarily in equity securities of smaller to medium capitalization companies, including IPOs, that are believed to have superior prospects for aggressive growth or are in industry sectors that are believed to hold high potential for growth.

(BULLET) The Technology Fund -- which seeks to provide long-term capital appreciation by investing primarily in equity securities of companies, including IPOs, that are believed to have superior prospects for growth and that are either principally engaged in the research, development, manufacture, or distribution of various technological products, services, processes, advances, or improvements, or may benefit significantly from scientific or technological advances.

OUR MANAGEMENT APPROACH

Harris Investment Management's investment philosophy blends quantative analytics with fundamental research to provide a security selection process designed around the missions of each of the Fund's portfolios. This disciplined approach provides the ability to manage across the various asset classes and maintain style-specific equity portfolios. We continue to enhance our models to identify valuation factors that work better in today's market and economy, without abandoning our disciplined management style that has served so well over the years. We look forward to the market's renewed focus on earnings and valuations.


                                                                               1
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                             LETTER TO SHAREHOLDERS

                                   (CONTINUED)


CONTINUED GROWTH OF ASSETS

Assets in the Harris Insight Funds continued to grow in 2000, rising to almost $8.1 billion by December 31, 2000.

Whether you are new to our growing Fund family or have been an investor with us since the Funds' inception, we thank you for the confidence you have placed in us. We value the relationship we have with you and encourage you to contact us with any comments or suggestions as to how we may better serve your investing needs.


Sincerely,

/s/  PETER P. CAPACCIO
Peter P. Capaccio
President
THE HARRIS INSIGHT FAMILY OF MUTUAL FUNDS


INVESTMENT ADVISER:             HARRIS TRUST AND SAVINGS BANK
PORTFOLIO MANAGEMENT AGENT:     HARRIS INVESTMENT MANAGEMENT, INC.
DISTRIBUTOR:                    PFPC DISTRIBUTORS, INC.


2
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                                TABLE OF CONTENTS

                                      LETTER TO SHAREHOLDERS    PAGE    1

                                      THE MARKET ENVIRONMENT
                                 Fixed Income Markets Review    Page    4
                                       Equity Markets Review    Page    5

                                 PORTFOLIO MANAGEMENT REVIEW
                                              Fund Summaries    PAGE    6-24

            TAX INFORMATION -- FIXED INCOME AND EQUITY FUNDS    PAGE    25

                                          STATEMENTS OF NET
                             ASSETS/SCHEDULES OF INVESTMENTS
                                         MONEY MARKET FUNDS:
                                Government Money Market Fund    Page    26
                                           Money Market Fund    Page    27
                                Tax-Exempt Money Market Fund    Page    29

                                         FIXED INCOME FUNDS:
                                Short/Intermediate Bond Fund    Page    34
                                                   Bond Fund    Page    39
                           Intermediate Government Bond Fund    Page    43
                           Intermediate Tax-Exempt Bond Fund    Page    46
                                        Tax-Exempt Bond Fund    Page    50
                                 Convertible Securities Fund    Page    53

                                               EQUITY FUNDS:
                                                 Equity Fund    Page    57
                                          Equity Income Fund    Page    60
                                                 Growth Fund    Page    63
                                  Small-Cap Opportunity Fund    Page    66
                                        Small-Cap Value Fund    Page    69
                                                  Index Fund    Page    72
                            Large-Cap Aggressive Growth Fund    Page    79
                                             Technology Fund    Page    81
                                               Balanced Fund    Page    83
                                          International Fund    Page    89
                                       Emerging Markets Fund    Page    91

                                    STATEMENTS OF OPERATIONS    PAGE    94

                         STATEMENTS OF CHANGES IN NET ASSETS    PAGE    96

             STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY    PAGE    102

                                        FINANCIAL HIGHLIGHTS    PAGE    108

                               NOTES TO FINANCIAL STATEMENTS    PAGE    120

                           REPORT OF INDEPENDENT ACCOUNTANTS    PAGE    132

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                             THE MARKET ENVIRONMENT

                           FIXED INCOME MARKETS REVIEW

                                DECEMBER 31, 2000


The year 2000 got off to a pleasing start for bond investors. With interest rates falling steadily during the year, most bond indices turned in double-digit returns. Bonds outperformed stocks for the first time in almost a decade.

The attractive overall results masked a number of interesting cross-currents below the surface. Even as the Federal Reserve raised the overnight rate, longer term interest rates fell. Bond investors were presumably "looking through" to the softer economy that a tight monetary policy would bring. Taking interest-rate risk paid off for portfolio managers as longer bonds turned in the highest returns. Exposure to credit risk, however, was an altogether different matter. The prospect of a slower economy and weakening corporate profits conspired against credit-sensitive sectors of the bond market. Corporate bonds underperformed U.S. Treasuries by more than 400 basis points. Potentially more damaging, a number of widely held investment-grade issues deteriorated very sharply. The surprising number of these credit "potholes" caused a wide dispersion of results between unlucky investors who owned one or more troubled securities and those who avoided them.

The Harris Insight bond funds navigated 2000's investment terrain very successfully. Based on the output of our quantitative forecasting tools, the portfolios were well positioned for falling rates during most of the year. Our modest overweights in the non-treasury sectors were more than offset by our security selection (no "potholes"). As a result, every one of the Harris Insight bond funds finished the year in the top decile of its respective fund category, and our money market funds continued their long record of superior returns.

We hope our shareholders are pleased with these results. 2001 is a new year, and we are encouraged by the number of opportunities that are appearing, particularly in the credit-sensitive sectors. We are confident that our approach will continue to add value in the periods ahead.


MARK E. NEWLIN, C.F.A.
Director of Fixed Income Management
Harris Investment Management, Inc.


4
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                             THE MARKET ENVIRONMENT

                              EQUITY MARKETS REVIEW

                                DECEMBER 31, 2000

The most notable event to occur in the year 2000 in the equity markets was a return to rational investing. After several years of investors convincing themselves to focus almost exclusively on new public offerings, Internet companies with questionable business plans, and technology in general, the focus shifted dramatically to fundamentals. The market has once again returned to appreciating earnings and the valuations assigned to these earnings. This shift provided huge differences in manager and benchmark performance. For the year, small companies outperformed large by 500 basis points, Small Value outperformed Small Growth by 4,500 basis points and Large Capitalization Value outperformed Large Growth companies by 3,000 basis points.

The year saw a reversal of the trend toward technology and extremely narrow market winners prevalent in 1999 and 1998. Within the S&P 500, technology and telecommunication issues declined by 40-50%. At the other end of the spectrum, utilities appreciated over 50% while healthcare and financials increased 20-30%. The rout in technology and the broadening of the market actually saw technology issues decrease as a percentage of the market by about 12% to 22% of the S&P 500 index at year-end.

The modest decline in the broad market was precipitated by the anticipation of a significant slowing in real growth in the U.S. economy and in corporate profits. Most economists are debating the degree of slowdown and the potential for an "old fashioned recession." These discussions are supported and fueled by a wide variety of negative economic statistics, particularly those related to consumer spending and sentiment. These changes are already affecting Federal Reserve policy and will probably affect the fiscal policy of the new president, allowing investors at some point during the new year to "look over the valley" and see improving corporate profits and a friendly investment backdrop. With the dramatic outperformance of value issues and smaller companies, a lot of the valuation disparity has been addressed, but they would appear to continue to offer attractive opportunities going forward.


WILLIAM O. LESZINSKE
President and Chief Investment Officer
Harris Investment Management, Inc.


                                                                               5
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                                  FUND SUMMARY

                               MONEY MARKET FUNDS

                                DECEMBER 31, 2000


                          GOVERNMENT MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests exclusively in U.S. Government securities that have remaining maturities of 397 days or less and certain repurchase agreements.

INVESTMENT RESULTS: Both classes of shares ranked in the second quartile of their respective Lipper universes for 2000. The Institutional Shares remain ranked in the top quartile for the three- and five-year periods. The N Shares retain their top quartile five-year ranking, while the three- and ten-year standings are in the twenty-ninth percentile.

     2000 proved to be a very challenging year for managing government money market funds. The short-term government market continues to be driven by technical factors of supply. The increasing budget surplus has led to a reduction in the supply of Treasury Bills, resulting in lower relative yields. Throughout much of the year, the premium offered by one-year bills was not sufficient to compensate investors in a rising interest-rate environment. In fact, after the last rate increase in May, the yield on one-year Treasury Bills remained below overnight investments through year-end.

     During the first two quarters of the year, the Fund was able to exploit several opportunities to purchase fixed-rate securities that added incremental yield. In August, the Fund purchased its first floating-rate security in over a year. Because of a lack of supply in this product, the Fund's traditional allocation to floating-rate instruments has dropped from roughly fifty percent to approximately twenty-five percent.

                                MONEY MARKET FUND

INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests in a broad range of money market instruments that have remaining maturities of 397 days or less.

INVESTMENT RESULTS: The Fund enjoyed another year of exceptional performance. For 2000, as rated by Lipper Analytic Services, the Fund's N Shares ranked in the top 15%, while the Institutional Shares of the Fund remained in the top decile. The Institutional Shares are now in the top 5% for both the three- and five- year periods, while N Shares' performance is in the top quartile for the three-, five- and ten-year periods.

     The complete reversal of investor sentiment during the year created an exciting environment for money market fund managers. During the first two quarters of 2000, the Federal Reserve Open Market Committee raised the Federal Funds Rate on three occasions for a total increase of 100 basis points. Investors demanded an ever-larger premium for one-year securities to protect against further tightening. The Fund made several purchases of one-year securities that enhanced the yield of the portfolio. During the second half of the year this extension premium was removed from the market in a reversal so complete that, during the fourth quarter, yields on one-year securities were below overnight maturities. The Fund exploited this situation by reducing its average maturity in the fourth quarter.


6
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                                  FUND SUMMARY

                               MONEY MARKET FUNDS

                          DECEMBER 31, 2000 (CONTINUED)


                          TAX-EXEMPT MONEY MARKET FUND


INVESTMENT OBJECTIVE: The Fund seeks to provide investors with as high a level of current income (exempt from federal income taxes) as is consistent with its investment policies and with preservation of capital and liquidity. The Fund invests primarily in high-quality municipal obligations that have remaining maturities of 397 days or less.

INVESTMENT RESULTS: The good performance of the Fund continued throughout 2000. For the year, the N Shares ranked in the top 43rd percentile and the Institutional Shares ranked in the top 36th percentile of their respective Lipper universes. Both Institutional Shares and N Shares remain in the top 50 percent for the three- and five-year performance periods.

    During the year 2000, the assets of the Fund grew by 40%, with approximately half of this growth occurring in the fourth quarter. The Fund maintained substantial liquidity during the first quarter in order to meet corporate and individual tax payments. During the second and third quarters, the average maturity of the portfolio was extended with the purchase of high quality non-rated notes. These trades extended the portfolio beyond the average of its peers. The influx of cash during the fourth quarter was primarily invested in variable-rate instruments. As a result, the average-days-to-maturity declined dramatically.

     Most money managers were reluctant to extend their portfolios, since the Federal Reserve held a tightening bias for most of the year. However, as the year came to a close, the Fed reversed its stance to an easing bias. This change, along with unusually strong investor demand, allowed for variable-rate product yields to remain aggressively low through year-end.

     Going forward, the Fund will focus on opportunities to extend the portfolio's average-days-to-maturity through the purchase of commercial paper and short-term notes. Yields on variable-rate products should drop significantly as coupon interest payments flow into the money funds. Additionally, the continued easing bias by the Fed will support the lower yields on variable securities.


An investment in the Harris Insight Money Market Funds is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Fund.

A portion of income from the Tax-Exempt Money Market Fund may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.


                                                                               7
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                                  FUND SUMMARY

                          SHORT/INTERMEDIATE BOND FUND


PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government/Corporate Bond Index -- a weighted composite of (I) the Lehman Brothers Intermediate Government Bond Index, which is comprised of all publicly issued, non-convertible debt of the U.S. Government or any agency thereof, quasi-federal corporations, and corporate debt guaranteed by the U.S. Government with a maturity of between one and ten years and (II) the Lehman Brothers Corporate Bond Index, which is comprised of all public fixed-rate, non-convertible investment-grade domestic corporate debt with a maturity of between one and ten years excluding collateralized mortgage obligations.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities with a short/intermediate term average maturity.

INVESTMENT RESULTS: 2000 proved to be a stellar year for many bond investors. With double-digit returns, U.S. fixed income securities were the outperforming asset class of the new millennium. As a result of a record long economic expansion, a mushrooming federal budget surplus prompted government buybacks of U.S. Treasury securities and set the stage for a dramatic decline in interest rates. Correctly forecasting the drop in yields, the Fund fared well in 2000's bull market for bonds. For most of the year, the Fund maintained a longer maturity structure than its benchmark and handily outperformed both its average peer and its benchmark.
     While its interest-rate strategy was the key force behind the Fund's strong results, timely sector allocation also added value. With treasury supply headed downward and investors unnerved by both negative earnings reports and falling stock prices, corporate bonds were the year's big losers. Having trimmed its corporate exposure in favor of asset-backed securities, the Fund escaped much of the relative underperformance of the credit sector. Moreover, within its corporate securities allocation, solid issue selection was a plus. Asbestos litigation, credit lending deterioration and higher energy prices were just some of the pitfalls in the corporate arena that the Fund managed to avoid.
     Going forward into 2001, the Fund continues to be positioned to take advantage of falling interest rates. On the sector front, we view the recent sharp underperformance of corporate bonds as a real opportunity to increase the Fund's exposure to high quality credits. The addition of corporates will likely result from a reduction in the Fund's exposure to mortgage-backed bonds, which are especially vulnerable to refinancing risk in this lower rate environment.


     GROWTH OF A $10,000 INVESTMENT IN THE SHORT/INTERMEDIATE BOND FUND AND
        THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT/CORPORATE BOND INDEX
                    FROM INCEPTION THROUGH DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INDEX      INSTITUTIONAL SHARES
FEB-96     $10,000           $ 9,948
MAR-96       9,949             9,888
JUN-96      10,011             9,948
SEP-96      10,189            10,114
DEC-96      10,439            10,361
MAR-97      10,427            10,355
JUN-97      10,735            10,656
SEP-97      11,024            10,942
DEC-97      11,260            11,102
JUN-98      11,650            11,472
DEC-98      12,208            11,881
DEC-99      12,256            11,978
DEC-00      13,496            13,224


            INDEX                N SHARES            A SHARES
APR-91     $10,000               $10,020             $ 9,650
DEC-91      11,308                11,104              10,718
DEC-92      12,165                11,690              11,283
DEC-93      13,510                12,848              12,401
DEC-94      13,036                12,682              12,241
DEC-95      15,544                14,443              13,941
DEC-96      15,995                14,949              14,430
DEC-97      17,556                15,979              15,424
DEC-98      19,034                17,057              16,465
DEC-99      19,108                17,153              16,557
DEC-00      21,042                18,891              18,234

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                                  1 YEAR           5 YEAR            INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares              10.40%              --                5.92%
N Shares                          10.13%            5.52%               6.73%
A Shares                           6.32%            4.76%               6.35%
--------------------------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 3.50%.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares, and April 1, 1991 with respect to the N Shares and A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.


8
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                                  FUND SUMMARY

                                    BOND FUND

PERFORMANCE BENCHMARK: Lehman Brothers Aggregate Bond Index -- an index composed of the Lehman Government/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of total return, including a competitive level of current income. The Fund seeks to achieve its investment objective by investing primarily in investment grade debt securities of varying maturities.

INVESTMENT RESULTS: 2000 proved to be a stellar year for many bond investors. With double-digit returns, U.S. fixed income securities were the outperforming asset class of the new millennium. As a result of a record long economic expansion, a mushrooming federal budget surplus prompted government buybacks of U.S. Treasury securities and set the stage for a dramatic decline in interest rates. Correctly forecasting the drop in yields, the Fund fared well in 2000's bull market for bonds. For most of the year, the Fund maintained a longer maturity structure than its benchmark and handily outperformed both its average peer and its benchmark.
     While its interest rate strategy was the key force behind the Fund's strong results, timely sector allocation also added value. With treasury supply headed downward and investors unnerved by both negative earnings reports and falling stock prices, corporate bonds were the year's big losers. Having trimmed its corporate exposure in favor of asset-backed securities, the Fund escaped much of the relative underperformance of the credit sector. Moreover, within its corporate securities allocation, solid issue selection was a plus. Asbestos litigation, credit lending deterioration and higher energy prices were a few of the pitfalls in the corporate arena that the Fund managed to avoid.
     Going forward into 2001, the Fund continues to be positioned to take advantage of falling interest rates. On the sector front, we view the recent sharp underperformance of corporate bonds as a real opportunity to increase the Fund's exposure to high quality credits. The addition of corporates will likely result from a reduction in the Fund's exposure to mortgage-backed bonds, which are especially vulnerable to refinancing risk in this lower rate environment.


     GROWTH OF A $10,000 INVESTMENT IN THE BOND FUND AND THE LEHMAN BROTHERS
         AGGREGATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

            INDEX     INSTITUTIONAL SHARES       N SHARES        A SHARES
APR-96     $10,000          $ 9,972              $ 9,973         $ 9,550
DEC-96      10,609           10,540               10,526          10,054
DEC-97      11,636           11,532               11,488          10,972
DEC-98      12,645           12,353               12,276          11,725
DEC-99      12,541           12,241               12,134          11,589
DEC-00      14,000           13,840               13,685          13,070

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
------------------------------------------------------------
                               1 YEAR          INCEPTION**
------------------------------------------------------------
Institutional Shares           13.06%             7.13%
N Shares                       12.78%             6.89%
A Shares                        7.67%             5.85%
------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 4.50%.

** The inception date for the Fund's performance is April 16, 1996 with respect to the Institutional Shares, and April 22, 1996 with respect to the N Shares and A Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                        INTERMEDIATE GOVERNMENT BOND FUND

PERFORMANCE BENCHMARK: Lehman Brothers Intermediate Government Bond Index -- an index comprised of all public obligations of the U.S. Treasury, excluding flower bonds and foreign targeted issues, all publicly issued debt of U.S. Government agencies and quasi-federal corporations and corporate debt guaranteed by the U.S. Government. All issues have maturities between 1 and 9.9997 years and an outstanding par value of at least $100 million dollars. Price, coupon and total return are reported on a month-end to month-end basis.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income, consistent with the preservation of capital, by investing primarily in U.S. Government securities having an intermediate-term average maturity.

INVESTMENT RESULTS: Despite four tightening moves by the Federal Reserve in early 2000, Treasury bond yields fell dramatically throughout the year. The decline was led initially by a rally in the 30-year part of the curve, fueled mainly by the Treasury debt buy-back programs and the reduction of issuance in that sector. This demand/supply imbalance created an inverted curve, a phenomenon last seen in 1990. However, by year-end, the curve had resumed its more normal positive shape, albeit modestly, as intermediate maturity yields posted sharp declines that far outpaced the long end almost 2.5 to 1.
     While the Treasury market performed admirably in 2000, other fixed-income securities did not fare as well. Agency, mortgage and corporate securities all posted negative excess returns versus treasuries, with asset-backed bonds the lone positive performer. Despite the Fund's overweight in the various AAA spread sectors, its performance of 13.18% was stellar relative to the Lipper Intermediate US Government category return of 10.66%. This performance placed the Fund 4th out of 125 funds for the year, as measured by Lipper. This strong performance is attributable to the long duration position held for most of the year, as well as proper maturity placement during the yield curve reshapings. Overweighting in asset-backed securities, careful mortgage issue selection, and the addition of agency securities at wide spreads also added positive performance.
     Looking forward, the Fund remains committed to its overweight to spread sectors, especially agency and mortgage debt. The term structure may be adjusted to take advantage of the more normal shape of the yield curve, while duration will be adjusted according to the interest rate model.


     GROWTH OF A $10,000 INVESTMENT IN THE INTERMEDIATE GOVERNMENT BOND FUND AND THE LEHMAN BROTHERS INTERMEDIATE GOVERNMENT BOND INDEX FOR THE 10 YEARS
                            ENDED DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                     INDEX      INSTITUTIONAL SHARES     N SHARES    A SHARES
JAN-91             $10,000             $10,000           $10,000     $ 9,650
DEC-91              11,409              11,350            11,330      10,934
DEC-92              12,200              12,125            12,065      11,643
DEC-93              13,198              13,126            13,042      12,585
DEC-94              12,967              12,908            12,791      12,343
DEC-95              14,838              14,646            14,465      13,959
DEC-96              15,440              15,241            15,023      14,497
DEC-97              16,632              16,433            16,159      15,593
DEC-98              18,042              17,658            17,319      16,713
DEC-99              18,130              17,517            17,138      16,538
DEC-00              20,028              19,824            19,348      18,671

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                                  1 YEAR           5 YEAR               10 YEAR
--------------------------------------------------------------------------------
Institutional Shares              13.18%            6.24%                7.08%
N Shares                          12.90%            5.99%                6.82%
A Shares                           8.97%            5.24%                6.44%
--------------------------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gains distributions. The results for the A Shares of the Fund assume an initial sales charge of 3.50%.

   Performance information includes the performance of the Intermediate Government Bond Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Government Bond Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.50%, 0.75% and 0.75%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the Intermediate Government Bond Fund, respectively, at the inception of its operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                        INTERMEDIATE TAX-EXEMPT BOND FUND

PERFORMANCE BENCHMARK: Lehman Brothers 3-15 Year Blend Municipal Index -- an index comprised of 40,278 bonds. The bonds are investment-grade or better, have maturities between 2 and 17 years, and are selected from issues larger than $50 million dated since 1991.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing, under normal market conditions, at least 80% of its assets in municipal securities with a dollar weighted average portfolio maturity of between 3 and 10 years.

INVESTMENT RESULTS: Municipal bond yields in all maturities declined steadily during the year and ended the year at new lows. The biggest price advances were in the intermediate and long maturities. More importantly, municipal bonds outperformed every major equity index for the year.
     The Fund posted another exceptional year, ranking 5th of 121 funds as measured by Lipper. Additionally, we outperformed our benchmark by over 100 basis points year-to-date. Our overweight in premium coupons in the 10- to 15-year maturity range and our focus on quality credits in high tax states contributed to the Fund's strong returns. Yield curve management played a key role, as the yield curve flattened throughout the year.
     Going forward, we will continue to emphasize quality security selection combined with premium bond structures in the 10- to 15-year maturity range. As the Federal Reserve lowers interest rates with a cooling economy, we anticipate that the yield curve will steepen. The Fund will seek to take advantage of this by shifting into shorter intermediate maturities where tax consequences permit. The Fund is positioned well for the new year, with overweights in higher-coupon specialty states that should provide price outperformance.


 GROWTH OF A $10,000 INVESTMENT IN THE INTERMEDIATE TAX-EXEMPT BOND FUND AND THE
        LEHMAN BROTHERS 3-15 YEAR BLEND MUNICIPAL INDEX FOR THE 10 YEARS
                            ENDED DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                LB 3-15 YEAR BM INDEX       INSTITUTIONAL SHARES      N SHARES
JAN-91                 $10,000                   $10,000              $10,000
DEC-91                  11,114                    11,103               11,075
DEC-92                  11,926                    11,854               11,795
DEC-93                  13,108                    12,867               12,771
DEC-94                  12,639                    12,470               12,346
DEC-95                  14,575                    13,926               13,753
DEC-96                  15,225                    14,353               14,129
DEC-97                  16,493                    15,272               15,007
DEC-98                  17,542                    16,026               15,709
DEC-99                  17,460                    15,957               15,602
DEC-00                  19,194                    17,746               17,308

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                               1 YEAR            5 YEAR               10 YEAR
--------------------------------------------------------------------------------
Institutional Shares           11.21%             4.97%                5.90%
N Shares                       10.94%             4.71%                5.64%
--------------------------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions.

   Performance information includes the performance of the Intermediate Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Intermediate Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80% and 1.05%, the estimated expense ratios of the Institutional Shares and N Shares of the Intermediate Tax-Exempt Bond Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                                  FUND SUMMARY

                              TAX-EXEMPT BOND FUND

PERFORMANCE BENCHMARK: Lehman Brothers Municipal Bond Index -- an index comprised of 40,342 bonds. The bonds are all investment-grade, fixed-rate, long-term maturities (greater than two years) and are selected from issues larger than $50 million dated since January 1980.

INVESTMENT OBJECTIVE: The Fund seeks to provide a high level of current income that is exempt from federal income tax. The Fund seeks to achieve its investment objective by investing at least 80% of its assets, under normal market conditions, in a broad range of municipal bonds and other obligations issued by state and local governments to finance their operations or special projects.

INVESTMENT RESULTS: Municipal bond yields in all maturities declined steadily during the year and ended by recording new lows. The biggest price advances were observed in the intermediate and long maturities, with every maturity longer than 10 years declining in yield by at least 45 basis points.
     The Fund posted another exceptional year, ranking ninth of 273 funds, as measured by Lipper. We also handily outdistanced the benchmark for the year. Our overweight in premium coupons in the 15-year-and-longer maturity range and our focus on quality credits in high tax states contributed to our strong returns. Yield curve management played a key role, as the yield curve flattened throughout the year.
     Going forward, we will continue to emphasize quality security selection combined with premium bond structures in the 15- to 20-year range. As the Federal Reserve lowers interest rates with a cooling economy, we anticipate a steepening of the yield curve. The Fund will seek to take advantage of this by shifting into intermediate maturities from longer maturities where tax consequences permit. The Fund is positioned well for the new year, with overweights in higher coupon specialty states that should provide price outperformance.



    GROWTH OF A $10,000 INVESTMENT IN THE TAX-EXEMPT BOND FUND AND THE LEHMAN BROTHERS MUNICIPAL BOND INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    INDEX           INSTITUTIONAL SHARES         N SHARES
JAN-91             $10,000                $10,000                $10,000
DEC-91              11,214                 11,161                 11,134
DEC-92              12,203                 12,095                 12,035
DEC-93              13,702                 13,661                 13,559
DEC-94              12,994                 12,664                 12,538
DEC-95              15,261                 14,493                 14,314
DEC-96              15,937                 15,037                 14,805
DEC-97              17,402                 16,322                 16,030
DEC-98              18,530                 17,119                 16,771
DEC-99              18,148                 16,593                 16,215
DEC-00              20,268                 18,984                 18,505

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                               1 YEAR            5 YEAR               10 YEAR
--------------------------------------------------------------------------------
Institutional Shares           14.41%             5.55%                 6.62%
N Shares                       14.13%             5.27%                 6.35%
--------------------------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions.

   Performance information includes the performance of the Tax-Exempt Bond Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Tax-Exempt Bond Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.80% and 1.05%, the estimated expense ratios of the Institutional Shares and N Shares of the Tax-Exempt Bond Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   A portion of income may be subject to some state and/or local taxes and, for certain investors, a portion may be subject to the federal alternative minimum tax.

                                  FUND SUMMARY

                           CONVERTIBLE SECURITIES FUND

PERFORMANCE BENCHMARK: Credit Suisse First Boston Convertible Securities Index -- an index comprised of an unmanaged group of domestic convertible bonds and preferred stocks with a Standard & Poor's rating of B- or better and a minimum issue size of $50 million, and dollar-denominated Euroconvertibles issued by U.S.-domiciled companies and having a Standard & Poor's rating of B- or better and a minimum issue size of $100 million.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income by investing primarily in securities such as bonds, debentures, notes, preferred stocks or warrants that are convertible into, or provide an option to purchase, common stocks.

INVESTMENT RESULTS: The year was marked by extremes, as 2000 started out with a strong rally in equities and lower credit issues. The convertible securities market, as represented by the Credit Suisse First Boston Convertible Securities Index ("Index"), lost 7.83% for the year. The Lipper Convertible Securities Funds Average was slightly positive at 0.46% for the year. The last quarter of the year saw equities, especially technology stocks, sell-off sharply and low credit issues fall as well. New issuance followed suit at a record pace through the second quarter, contrasted with almost no new paper being issued in the fourth quarter.
     Energy, financial and healthcare issues were the strong performers throughout the year, while technology and telecommunication convertibles were down sharply. Convertibles again demonstrated that they offer protection in down markets, as the Index was down only about half as much as the underlying equities into which its components are convertible.
     The Fund lost 6.48% for the year, which bettered the Index but lagged the Lipper average. The outperformance of the Fund over the Index was mainly due to issue selection, as the Fund did not make any significant sector bets. The Fund also was approximately as sensitive to its underlying equity securities as the Index, as evidenced by the average conversion premium. The funds that make up the Lipper average were, on average, significantly more defensive in their sector weights relative to the benchmark and in their equity sensitivity. Convertible securities in the energy and financial sectors added to the Fund's performance, while negative returns from the technology and telecommunication sectors pulled the return into negative territory.
     The year ahead presents an opportunity for strong performance along with potential pitfalls for the market. The economy appears to be slowing faster than anyone expected, which should create an environment of decreasing interest rates as the Federal Reserve attempts to avoid a recession. Corporate earnings forecasts are increasingly negative and have at least partially been priced into the market. If the Fed can successfully stay ahead of the curve and avert a recession, last year's sell-off may prove to have been overdone. Rising energy costs and unclear corporate spending trends are risks that could derail any market recovery. When the stock market stabilizes, new issuance in the convertible arena should rebound. Investors are still weary from last year, which should lead issuers to provide favorable terms. This should allow the Fund to find attractive issues, especially among those whose underlying equity had been beaten down last year.


      GROWTH OF A $10,000 INVESTMENT IN THE CONVERTIBLE SECURITIES FUND AND
         THE CREDIT SUISSE FIRST BOSTON CONVERTIBLE SECURITIES INDEX FOR
                      THE 10 YEARS ENDED DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX           INSTITUTIONAL SHARES      N SHARES     A SHARES
JAN-91         $10,000                $10,000             $10,000      $ 9,553
DEC-91          12,693                 12,714              12,690       12,123
DEC-92          14,215                 14,953              14,887       14,222
DEC-93          16,315                 17,023              16,901       16,145
DEC-94          15,961                 16,497              16,333       15,603
DEC-95          19,626                 19,661              19,424       18,555
DEC-96          21,912                 23,800              23,459       22,410
DEC-97          25,061                 28,245              27,757       26,516
DEC-98          26,702                 27,735              27,190       25,975
DEC-99          37,994                 36,630              35,822       34,221
DEC-00          35,019                 34,255              33,424       31,932

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                               1 YEAR            5 YEAR               10 YEAR
--------------------------------------------------------------------------------
Institutional Shares            -6.48%           11.74%                13.10%
N Shares                        -6.69%           11.47%                12.83%
A Shares                       -10.89%           10.44%                12.31%
--------------------------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 4.50%.

   Performance information includes the performance of the Convertible Securities Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Convertible Securities Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 0.92%, 1.17% and 1.17%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the Convertible Securities Fund, respectively, at the inception of its operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                                   EQUITY FUND

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks of larger capitalization companies.

INVESTMENT RESULTS: The year 2000 was a good year for value investors. As befits a well-managed value fund, the Fund returned 8.48% in a year that the S&P 500 lost 9.13%.
     The highlight of last year, of course, was Nasdaq's spectacular rise and fall. By year-end, that tech-heavy index had lost half the value of its peak reading on March 10. Leading this collapse were the dot-coms, which were long on hype and hope, and short on sales and earnings. Although Amazon.com's Jeff Bezos was TIME'S Man of the Year 1999, his stock was one of those worst hit in 2000. He had famously rejected earning profits as a benchmark for valuing his company, and that kind of dreamy rhetoric permeated much of the Nasdaq group until the arrival of spring. Thereafter, reason reasserted itself.
     After the Fund's painful experience in 1999, last year's comeback was reassuring. The enhanced analytic model performed well. Our decision to overweight energy, healthcare and defense and to underweight technology was richly rewarded.
     Looking forward, we see that the Federal Reserve's aggressive easing should prevent an outright recession and allow the groundwork for a reasonable year in U.S. equities. The technology group is undergoing a massive rethinking process among investors, as the ultimate winners from the New Economy remain to be identified. The Fund's exposure to the group remains concentrated in high-quality technology stocks, which should be able to ride out what promises to be a turbulent year.



  GROWTH OF A $10,000 INVESTMENT IN THE EQUITY FUND AND THE S&P 500 STOCK INDEX
      FROM INCEPTION THROUGH OR FOR THE 10 YEARS ENDED DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   INDEX         INSTITUTIONAL SHARES
FEB-96            $10,000               $ 9,797
MAR-96             10,096                 9,752
JUN-96             10,552                 9,973
SEP-96             10,875                10,365
DEC-96             11,785                11,366
MAR-97             12,093                11,568
JUN-97             14,209                13,197
SEP-97             15,278                15,268
DEC-97             15,717                15,445
JUN-98             18,500                17,295
DEC-98             20,209                17,577
DEC-99             24,461                17,301
DEC-00             22,232                18,768

                   INDEX               N SHARES             A SHARES
JAN-91            $10,000               $10,000              $ 9,454
DEC-91             13,054                12,729               11,841
DEC-92             14,057                13,771               12,386
DEC-93             15,460                16,282               14,391
DEC-94             15,663                15,948               13,671
DEC-95             21,526                21,730               18,146
DEC-96             26,492                26,979               22,499
DEC-97             35,330                36,543               30,393
DEC-98             45,427                41,446               34,437
DEC-99             54,985                40,724               33,820
DEC-00             49,976                44,057               36,584

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                            1 YEAR            5 YEAR         10 YEAR/INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares         8.48%               --                13.83%
N Shares                     8.18%            15.18%               15.98%
A Shares                     2.23%            13.77%               13.85%
--------------------------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

** The inception date for the Fund's performance is February 26, 1996 with respect to the Institutional Shares. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                 FUND SUMMARY

                               EQUITY INCOME FUND

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and, secondarily, capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer good value, an attractive yield and dividend growth potential.

INVESTMENT RESULTS: Without question, the year 2000 proved to be a challenging and difficult one. The Fund's strategy as a well-diversified, large-capitalization, high-yielding core-value portfolio benefited from the reversal of the speculative excesses of the market and outperformed the S&P 500 Index. Overall, the Fund benefited from issue selection and sector exposure to financial, utility, energy and healthcare issues.
     In general, value-oriented issues outperformed growth issues. The best-performing strategy was to be substantially overweighted in utility and financial issues and to have a small- to mid-capitalization bias. In 2000, we witnessed a reversal of narrow market leadership and technology as the main drivers of performance. Investors who enjoyed robust technology returns during 1999 were devastated in 2000 as technology fell almost 40%. The market correction last year proved that market excesses can be reversed and that portfolio diversification matters. Concerns about the economy, earnings, the Euro and the election weighed heavily on investors' minds mainly during the latter half of the year.
     Looking forward, the U.S. economy has indeed slowed. Economic conditions have chilled significantly in recent months. Both consumer confidence and spending have seen a sharp drop. In addition, a sharp price increase in oil and gas has taxed consumers. A slower economy will restrain corporate profits. As anticipated, the Federal Reserve did cut interest rates early in 2001 to stimulate the economy after 11/2 years of tightening. There is little doubt that higher energy prices, declining consumption, falling profits, and weak equity markets will provide a difficult investment backdrop. However, when the Federal Reserve reverses interest-rate policy and begins to lower rates, it has historically proved to be an opportune time to invest in equities. We fully expect the Fund's positioning to generate competitive relative performance.


 GROWTH OF A $10,000 INVESTMENT IN THE EQUITY INCOME FUND AND THE S&P 500 STOCK
                 INDEX FROM INCEPTION THROUGH DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX     INSTITUTIONAL SHARES     N SHARES      A SHARES
JAN-94         $10,000           $10,327           $10,326       $ 9,450
DEC-94          10,131             9,957             9,934         9,375
DEC-95          13,923            13,625            13,559        12,783
DEC-96          17,135            16,071            15,949        14,958
DEC-97          22,852            21,198            20,978        19,600
DEC-98          29,383            26,068            25,731        23,978
DEC-99          35,565            28,641            28,221        26,293
DEC-00          32,324            27,687            27,214        25,357

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                                  1 YEAR           5 YEAR            INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares              -3.33%           15.24%              15.65%
N Shares                          -3.57%           14.95%              15.36%
A Shares                          -8.88%           13.39%              14.20%
--------------------------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares and A Shares is January 1, 1994. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Equity Income Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Equity Income Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.93%, 1.18% and 1.28%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the Equity Income Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                                   GROWTH FUND

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation and, secondarily, current income. The Fund seeks to achieve its investment objective by investing primarily in common stocks and convertible securities believed to offer above-average growth potential.

INVESTMENT RESULTS: The year proved difficult for equities, especially the fourth quarter. The environment for corporate profits proved to be challenging, largely reflecting slower worldwide demand growth, competitive pricing power and higher business expenses. These factors contributed to reports of earnings shortfalls, and analysts followed by sharply cutting current and future quarters' earnings expectations. The S&P 500 Index was down 9.13% as the market's volatility increased, reflecting the uncertainty in companies' forward earnings projections. The negative impact on equity pricing varied relative to a company's P/E ratio and/or its reported earnings shortfall. The Barra S&P 500 Large-Cap Value Index (up 6.1%) significantly outperformed the Barra S&P 500 Large-Cap Growth Index (down 22.1%). The Fund (down 7.67%), with its focus on companies with favorable relative growth, outperformed both the S&P 500 and its Lipper Large-Cap Core peers.
     Communications and technology issues experienced significant weakness as management cautioned investors about slower-than-expected business growth. Energy and healthcare issues performed well, as investors focused on expected earnings consistency. The Fund's top performing issues for the year were Coastal Corp., Cardinal Health Inc., Genzyme Corp., Apache Corp. and Reliant Energy Inc.
     This environment is inducing investors to evaluate (and invest in) companies in light of their fundamentals and price, relative to expected earnings growth (including the probability and consistency of earnings performance). Looking forward, the Fund should continue to benefit as it selects from a universe of dynamic companies, including growth companies that have a relative valuation within their industry sector. This, combined with its industry diversification, should help position the Fund's portfolio to experience less volatility than the overall growth universe.


  GROWTH OF A $10,000 INVESTMENT IN THE GROWTH FUND AND THE S&P 500 STOCK INDEX
                   FROM INCEPTION THROUGH DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    INDEX      INSTITUTIONAL SHARES   N SHARES     A SHARES
APR-92             $10,000           $10,000          $10,000      $ 9,450
DEC-92              11,049            10,910           10,893       10,289
DEC-93              12,153            11,587           11,542       10,889
DEC-94              12,312            11,581           11,507       10,845
DEC-95              16,920            15,801           15,668       14,760
DEC-96              20,824            20,370           20,149       18,978
DEC-97              27,771            27,052           26,706       25,142
DEC-98              35,708            33,822           33,296       31,338
DEC-99              43,221            39,424           38,697       36,437
DEC-00              39,283            36,400           35,644       33,558

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                                 1 YEAR            5 YEAR            INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares              -7.67%           18.16%              15.97%
N Shares                          -7.89%           17.87%              15.69%
A Shares                         -12.98%           16.53%              14.89%
--------------------------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

** The inception date for the Fund's performance with respect to the Institutional Shares, N Shares and A Shares is April 1, 1992. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Growth Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Growth Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.10%, 1.35% and 1.45%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the Growth Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                           SMALL-CAP OPPORTUNITY FUND

PERFORMANCE BENCHMARK: Russell 2000 Small Stock Index -- an index of the 2,000 smallest stocks in the Russell 3000 Index. The smallest companies have a market capitalizations approximating $80 million, whereas the largest company has a market capitalization of $3.85 billion. The total adjusted market capitalization of the Russell 2000 Index was $966 billion at the time of reconstruction in June 2000.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of smaller capitalization companies.

INVESTMENT RESULTS: The Fund gained 6.75%, outperforming its benchmark by almost ten percentage points. For the year, energy and healthcare were the leading Russell 2000 sectors, up 105% and 47%, respectively; at the same time, technology and consumer discretionary sectors led the way down at -43% and -24%, respectively. Although the Fund was overweighted the out-of-favor technology and consumer sectors, the Fund's overweight position in healthcare, coupled with superior issue selection (the Fund's average sector returns beat the Russell 2000 in seven out of the 11 Russell sectors), helped it to exceed benchmark results.
     Investors struggled to adapt to a market focus radically different from that of 1999. Instead of the aggressive growth/momentum bent that prevailed over the last several years, the market renewed its focus on fundamental factors such as earnings. Certainty of earnings mattered in 2000: firms without earnings lost 46%, presenting a dramatic turnaround from the prior year in which firms with earnings were penalized. Lower beta and lower expected growth outperformed higher beta and higher expected growth firms. Value investing returned to favor. The Russell 2000 Value Index rose 23% while the Russell 2000 Growth Index fell 22%, providing a difference of 45 percentage points!
     We expect that value investing will fare well during the first part of 2001, as individual investors continue their rotation into well-performing small-cap value funds and the managers of those funds continue their search for companies selling at low earnings multiples. Our bottom-up approach continues to favor energy stocks whose EPS momentum is quite strong. Still, the unusually large performance difference between the value and growth styles in 2000 suggests a style reversion is possible once the excesses of growth investing have been fully wrung out of the market. This could occur after mid-year. Recent earnings releases indicate slowing economic growth, but the Federal Reserve's recent rate cut and policy shift show that the Fed is vigilant and suggest a more risk-seeking posture for investors. Historically, the technology sector has performed well in the 12-month period following a Fed rate cut. Technology's price-to-book and PEG ratios have fallen below their historical means and look attractive within the small-cap universe. Further, we do not expect the strong performance of the energy and healthcare sectors to persist past mid-year. It is anticipated that the Fund will continue to seek out good values within the technology sector and will trim its energy and healthcare exposures to market levels or below over time.


      GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP OPPORTUNITY FUND AND
  THE RUSSELL 2000 SMALL STOCK INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

              INDEX      INSTITUTIONAL SHARES       N SHARES        A SHARES
JAN-91       $10,000           $10,000              $10,000         $ 9,448
DEC-91        14,604            14,765               14,729          13,902
DEC-92        17,293            17,570               17,484          16,486
DEC-93        20,558            20,239               20,081          18,925
DEC-94        20,182            19,487               19,286          18,158
DEC-95        25,924            24,613               24,298          22,854
DEC-96        30,199            29,241               28,802          27,067
DEC-97        36,951            36,689               36,042          33,836
DEC-98        36,009            37,114               36,399          34,153
DEC-99        43,665            52,010               50,869          47,811
DEC-00        42,346            55,523               54,179          50,902

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                                  1 YEAR           5 YEAR               10 YEAR
--------------------------------------------------------------------------------
Institutional Shares               6.75%           17.67%               18.70%
N Shares                           6.51%           17.40%               18.41%
A Shares                           0.59%           16.05%               17.67%
--------------------------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

   Performance information includes the performance of the Small-Cap Opportunity Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Opportunity Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.20%, 1.45% and 1.55%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the Small-Cap Opportunity Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                                  FUND SUMMARY

                              SMALL-CAP VALUE FUND

PERFORMANCE BENCHMARK: Russell 2000 Value Index -- an index comprised of stocks in the Russell 2000 Small Stock Index that have a lower price-to-book ratio and/or forecasted earnings growth.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation by investing primarily in equity securities of companies with smaller capitalizations that the portfolio management agent believes are conservatively valued in the marketplace.

INVESTMENT RESULTS: The disparity in performance between growth and value stocks continued this year, but with value now outperforming growth by over 25%. The Russell 2000 Value Index, a popular index of small-cap value stocks and the benchmark for the Fund, produced a return of 22.83%, while the Russell 2000 Growth Index returned -22.43%. Against this benchmark return, the Fund had a high-ranking return of 34.45%. In its Lipper peer group of small-cap value managers, the Fund finished near the top for the year, ranking 12th out of 313.
     Energy did especially well this year returning better than 100%. Other sectors which did well included healthcare, utilities, and finance. The technology and communication sectors were the laggards this year, reversing their trends from the preceding years. The Fund was in a position to take full advantage of this sector differentiation, but stock selection has also been key. For example, our technology picks were up, as a whole, while the sector in general was down. We accomplished this by focusing on valuation and earnings.
     We are encouraged going forward, as the trends between large and small stocks and between growth and value styles have historically been cyclical over roughly 5 to 6 years. Small companies outperformed large for the second year in 2000, while value outperformed growth for the first time since the mid-90s.
We continue to remain true to our portfolio strategy.

 GROWTH OF A $10,000 INVESTMENT IN THE SMALL-CAP VALUE FUND AND THE RUSSELL 2000
              VALUE INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

          RUSSELL 2000 VALUE INDEX   INSTITUTIONAL SHARES    N SHARES   A SHARES
JAN-91             $10,000                $10,000            $10,000    $ 9,446
DEC-91              14,170                 14,164             14,139     13,333
DEC-92              18,299                 16,473             16,394     15,451
DEC-93              22,649                 18,937             18,801     17,712
DEC-94              22,300                 18,329             18,154     17,087
DEC-95              28,042                 23,304             23,016     21,644
DEC-96              34,035                 26,812             26,422     24,817
DEC-97              44,851                 34,743             34,108     32,026
DEC-98              41,958                 33,377             32,692     30,675
DEC-99              41,333                 33,541             32,764     30,741
DEC-00              50,769                 45,096             43,951     41,238

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                               1 YEAR            5 YEAR               10 YEAR
--------------------------------------------------------------------------------
Institutional Shares              34.45%           14.11%               16.26%
N Shares                          34.15%           13.81%               15.96%
A Shares                          26.78%           12.48%               15.22%
--------------------------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

   Performance information includes the performance of the Small-Cap Value Fund's predecessor collective fund for periods before the Fund commenced operations. Performance for the collective fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The collective fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the collective fund had been registered under the 1940 Act, its performance may have been adversely affected. The collective fund did not impose any charges that correspond to the advisory and other fees of the Small-Cap Value Fund. Therefore, the quoted performance figures for the collective fund have been reduced to reflect expenses of 1.00%, 1.24% and 1.34%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the Small-Cap Value Fund, respectively, at the inception of its operations.

   Performance figures represent past performances and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   Historically, small company stocks have been more volatile than large company stocks, U.S. Government bonds and Treasury bills.

                                  FUND SUMMARY

                                   INDEX FUND

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks traded on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.

INVESTMENT OBJECTIVE: The Fund seeks to provide the return and risk characteristics of the S&P 500 Index, which emphasizes large capitalization companies.

INVESTMENT RESULTS: The year 2000 saw the end of five successive years in which the S&P 500 Index posted gains greater than 20%, with the Index closing at year-end down 9.13%. This year also saw record turnover in the Index with 58 additions and deletions, representing 6.22% of the market capitalization. Also, a record number (18) of companies were removed from the Index because they dropped below the minimum level for inclusion. Notable additions this year were JDS Uniphase, Palm, and Agilent Technologies.
     Although we suffered the decline along with the rest of our peers, the Fund performed well, ranking in the 33rd percentile of its Lipper peer group this year.
     Since the investment objective of the Fund is to provide the risk and return characteristics of the S&P 500 Index, the Fund does not overweight or underweight specific sectors. The Index is constructed and its returns are calculated without subtracting fees or operational costs. The Fund, an actual investment portfolio, inescapably incurs operational and transactional costs in striving to replicate the Index.

    GROWTH OF A $10,000 INVESTMENT IN THE INDEX FUND AND THE S&P 500(R) STOCK
                 INDEX FROM INCEPTION THROUGH DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                    INDEX       INSTITUTIONAL SHARES     N SHARES
APR-92             $10,000            $10,028            $10,027
DEC-92              11,049             10,730             10,711
DEC-93              12,153             11,750             11,700
DEC-94              12,312             11,841             11,761
DEC-95              16,920             16,218             16,069
DEC-96              20,824             19,902             19,679
DEC-97              27,771             26,427             26,077
DEC-98              35,708             33,884             33,347
DEC-99              43,221             40,795             40,063
DEC-00              39,283             36,989             36,237

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                               1 YEAR           5 YEAR             INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares           -9.33%           17.93%               16.18%
N Shares                       -9.55%           17.66%               15.91%
--------------------------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions.

** The inception date for the Fund's performance with respect to both of the Institutional and N Shares is April 1, 1992. Inception for the Index begins on the month-end closest to the inception date of the Fund (or class thereof).

   Performance information includes the performance of the Index Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the Index Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 0.45% and 0.70%, the estimated expense ratios of the Institutional Shares and N Shares of the Index Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                        LARGE-CAP AGGRESSIVE GROWTH FUND

PERFORMANCE BENCHMARK: Russell 1000 Growth Index -- an index of the 1,000 largest stocks in the Russell 3000 Index.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that are believed to offer superior prospects for aggressive growth.

INVESTMENT RESULTS: Because the Fund did not commence operations until December 28, 2000, there is not a sufficient period of performance to provide a basis for discussion and analysis.

                                  FUND SUMMARY

                                 TECHNOLOGY FUND

PERFORMANCE BENCHMARK: Merrill Lynch 100 Technology Index -- an index that equally weights the 100 largest technology companies based on market capitalization.

INVESTMENT OBJECTIVE: The Fund seeks to provide long-term capital appreciation. The Fund seeks to achieve its investment objective by investing primarily in equity securities of companies that are believed to offer superior prospects for growth and that are principally engaged in the research, development, manufacturing, or distribution of various technological products, services, processes, advances, or improvements, or that may benefit significantly from scientific or technological advances.

INVESTMENT RESULTS: Because the Fund did not commence operations until December 27, 2000, there is not a sufficient period of performance to provide a basis for discussion and analysis.

                                  FUND SUMMARY

                                  BALANCED FUND

PERFORMANCE BENCHMARK: S&P 500 Stock Index -- an index comprised of an unmanaged group of 500 widely held common stocks listed on the New York Stock Exchange, the American Stock Exchange and the over-the-counter market.
     Lehman Brothers Aggregate Bond Index -- an index composed of the Lehman Brothers/Corporate Index and the Mortgage-Backed Securities Index including Treasury issues, agency issues, corporate bond issues and mortgage-backed securities.

INVESTMENT OBJECTIVE: The Fund seeks to provide current income and capital appreciation by investing in a balanced portfolio of fixed income and equity securities.

INVESTMENT RESULTS: The best explanation for the Fund's excellent results is contained in the following statement from our 1999 year-end commentary. "Entering the year 2000, the equity markets are being driven by liquidity and price momentum. In certain sectors, primarily technology, biotech and growth in general, there appears to be little link between today's stock prices and underlying fundamentals. In our judgment, these types of equities are selling at unsustainable levels. Therefore, the Fund will maintain its value orientation and conservative posture toward stocks." This proved to be the right strategy for what unfolded in 2000. Bonds experienced double-digit returns, value outperformed growth by a wide margin, and the Fund's emphasis on small-cap value paid off handsomely.
     Both large- and small-cap holdings produced positive returns due to the Fund's value bias. This orientation resulted in an underweighting in technology stocks, which declined over 40%, and overweighted positions in utilities, energy and healthcare. Issue selection was a benefit across the portfolio, as the best-performing stocks came from seven different sectors.
     Relative to its peers, the Fund was underweighted in equities throughout the year. The resulting emphasis on bonds proved very rewarding as its fixed-income holdings produced top-tier results. The portfolio maintained a long-duration stance relative to its benchmark for almost the entire year. This was a highly rewarding strategy, as 10-year Treasury rates fell over 100 basis points.
     Entering 2001, the Fund is continuing the winning strategies of last year. However, as equity valuations adjust, we will be looking to increase the overall equity exposure of the Fund and also shift some of its emphasis toward growth issues.

  GROWTH OF A $10,000 INVESTMENT IN THE BALANCED FUND, S&P 500 STOCK INDEX AND LEHMAN BROTHERS AGGREGATE BOND INDEX FROM INCEPTION THROUGH DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

           LB AGGREGATE BOND INDEX   S&P 500 INDEX   INSTITUTIONAL SHARES   N SHARES    A SHARES
MAR-97             $10,000             $10,000             $ 9,843          $10,000     $ 9,450
JUN-97              10,368              11,749              10,758           10,909      10,286
DEC-97              11,030              12,996              12,025           12,172      11,426
JUN-98              11,462              15,399              12,871           13,007      12,163
DEC-98              11,986              16,713              13,059           13,181      12,270
JUN-99              11,822              18,782              13,140           13,247      12,326
DEC-99              11,888              20,229              12,889           12,980      12,074
DEC-00              13,271              18,386              14,476           14,541      13,519

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                                  1 YEAR         INCEPTION**
--------------------------------------------------------------------------------
Institutional Shares              12.31%           10.29%
N Shares                          12.03%           10.60%
A Shares                           5.82%            8.45%
--------------------------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

** The inception date of the Fund's Institutional Shares is March 24, 1997, and
   April 16, 1997 for the N Shares and A Shares. Inception for the Index begins on the month-end closest to the inception date of the fund.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

                                  FUND SUMMARY

                               INTERNATIONAL FUND

PERFORMANCE BENCHMARK: MSCI EAFE Free Index -- an index consisting of companies listed on the stock exchanges of Europe, Australasia and the Far East. The Index is capitalization weighted and replicates the industry composition and sampling of the large, medium and small capitalization companies of each local market.

INVESTMENT OBJECTIVE: The Fund seeks to provide international diversification and capital appreciation. Current income is a secondary objective. The Fund seeks to achieve its investment objective by investing primarily in securities of foreign issuers.

INVESTMENT RESULTS: 2000 proved to be a year of continued equity market fragility and volatility. Many international bourses declined in both local currency and U.S.-dollar terms. Value strategies continued to outperform growth strategies for the year. Concerns about corporate earnings growth and global GDP continued to take their toll. Technology and telecommunication stocks were particularly hard hit. The dot-com bubble was finally deflated. Defensive stocks performed well as investors sought shelter from the stormy weather. Interest-rate-sensitive stocks also did well in line with global bond markets and on expectations that central banks would eventually ease monetary policy to counteract any actual or impending economic slowdown.
     Despite weaknesses in the Euro and in several European stock markets, Europe significantly outperformed most other regions in the World for the year. For the year, the MSCI Europe Index declined 8.14% while the MSCI All Country World Index Free ex USA declined 12.92%. European stock markets with good relative performance for the year included peripheral markets such as Switzerland, Denmark, Italy, Norway, and the Netherlands. Core European markets such as Germany and the United Kingdom had relatively weak years. Japan's market had another weak year plagued by a lackluster economic growth, government scandals, slow progress in corporate restructuring and a depreciating Yen. For the rest of the world outside the U.S., the year was mixed with Canada and Israel doing quite well in a relative context while Korea, New Zealand and Singapore performed poorly. At the margin, however, 2000 proved to be a difficult year for most emerging markets.
     For 2001, there are developments we believe give rise for optimism. The most important was the surprise 0.50% rate cut the Federal Reserve instituted after the New Year. This signaled an end to the official tightening the Fed had in place for 18 months. Given the apparent slowdown in the U.S. economy, early 2001 will likely see the Fed continue to lower rates in an effort to engineer a soft landing. If successful, the effect on global markets will be extremely positive, as many economies are still very leveraged to what happens in the U.S. When combined with a drop in oil prices and the strengthening of the Euro, we believe potential for a recovery from the turbulence of 2000 is a distinct possibility.


   GROWTH OF A $10,000 INVESTMENT IN THE INTERNATIONAL FUND AND THE MSCI EAFE
              FREE INDEX FOR THE 10 YEARS ENDED DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                   INDEX     INSTITUTIONAL SHARES    N SHARES       A SHARES
JAN-91            $10,000          $10,000            $10,000        $ 9,448
DEC-91             11,249           11,196             11,177         10,537
DEC-92              9,916           10,704             10,663         10,046
DEC-93             13,182           13,339             13,260         12,479
DEC-94             14,244           13,911             13,805         12,983
DEC-95             15,889           14,493             14,339         13,470
DEC-96             16,914           15,234             15,040         14,108
DEC-97             17,224           14,492             14,257         13,357
DEC-98             20,741           13,821             13,567         12,672
DEC-99             26,351           17,597             17,203         16,069
DEC-00             22,672           15,953             15,569         14,542

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------------------------
                                  1 YEAR           5 YEAR               10 YEAR
--------------------------------------------------------------------------------
Institutional Shares              -9.34%            1.94%                4.78%
N Shares                          -9.50%            1.66%                4.53%
A Shares                         -14.46%            0.40%                3.82%
--------------------------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

   Performance information includes the performance of the International Fund's predecessor common trust fund for periods before the Fund commenced operations. Performance for the common trust fund has been adjusted to reflect the Fund's estimate of its expense ratio for the first year of operations as a mutual fund. The common trust fund was not registered under the Investment Company Act of 1940, as amended (the "1940 Act"), or subject to certain investment restrictions that are imposed by the 1940 Act. If the common trust fund had been registered under the 1940 Act, its performance may have been adversely affected. The common trust fund did not impose any charges that correspond to the advisory and other fees of the International Fund. Therefore, the quoted performance figures for the common trust fund have been reduced to reflect expenses of 1.40%, 1.65% and 1.75%, the estimated expense ratios of the Institutional Shares, N Shares and A Shares of the International Fund, respectively, at commencement of operations.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                                  FUND SUMMARY

                              EMERGING MARKETS FUND

PERFORMANCE BENCHMARK: MSCI Emerging Markets Free Index -- an index that measures the total returns of equity securities in all emerging markets followed by Morgan Stanley Capital International. Securities included in the index are weighted according to their market capitalization.

INVESTMENT OBJECTIVE: The Fund seeks to provide capital appreciation by investing primarily in a diversified portfolio of publicly traded equity securities of companies located in emerging markets.

INVESTMENT RESULTS: 2000 saw very difficult conditions in the emerging markets universe. Higher interest rates in the U.S., together with rising oil prices and a large falloff of technology- and telecommunication-related stocks were the major reasons why emerging markets had such a challenging year. Our benchmark declined 30.61% in 2000. In addition, a perceived slowdown in economic and corporate restructuring further exacerbated the negative sentiment investors had towards the sector. However, if one looked at the sector in more detail, it would become apparent that stock prices have not reflected the many positive changes that have transpired over the year.
     Economies across the sector continued to show high growth rates. After the financial crisis that hit the sector in 1997-98, most emerging markets economies have seen rapid recoveries, and 2000 was no exception. The 2000 GDP growth rates are expected to average 7-8% in Asia, while Brazil and Mexico should be between 5% and 6% growth and Russia just over 7%. More importantly, the financial health of the emerging market economies has shown dramatic improvement over the past year. Asian current account surpluses registered record highs and foreign exchange reserves, which were all but depleted during the crisis, have recovered to and, in some cases, have surpassed pre-crisis levels. Both Mexico and Brazil saw upgrades to their credit ratings from S&P, while Russia was a beneficiary of higher oil prices resulting in higher trade surpluses.
     We believe several recent developments are likely to have a significant effect on emerging markets in 2001. The most important was the surprise 0.50% rate cut by the Federal Reserve immediately after the New Year. This signaled an end to the official tightening the Fed had in place for the past 11/2 years. Given the recent slowdown in the U.S. economy, early 2001 will likely see the Fed continue to lower rates in an effort to engineer a soft landing. If successful, the effect on these markets will be extremely positive, as many economies are leveraged to what happens in the U.S. Another development has been the recent decrease in correlation of emerging-markets performance with the NASDAQ. For most of 2000, high correlation with NASDAQ, both in direction and magnitude, has plagued the emerging market universe. However, in the 4th quarter, the magnitude of the correlation (or beta) decreased dramatically as the NASDAQ declined nearly 33% versus our benchmark decline of only 13.32%. This suggests that investors are finally realizing that emerging markets offer better growth prospects and cheaper valuations. Finally, lower oil prices should help boost the majority of emerging markets. Apart from a few exceptions, most emerging economies are net oil importers. The decline in oil prices over the month of December, which we believe will be sustained through much of 2001, should result in a reduction in import costs and improved economic performance.


           GROWTH OF A $10,000 INVESTMENT IN THE EMERGING MARKETS FUND
         AND THE MSCI EMERGING MARKETS FREE INDEX FROM INCEPTION THROUGH
                               DECEMBER 31, 2000.

                                [GRAPHIC OMITTED]
           EDGAR REPRESENTATION OF DATA POINTS USED IN PRINTED GRAPHIC

                INDEX      INSTITUTIONAL SHARES     N SHARES      A SHARES
OCT-97         $10,000           $9,340             $9,340        $9,450
DEC-97           9,867            8,550              8,540         8,072
DEC-98           7,367            5,886              5,850         5,510
DEC-99          12,259            9,683              9,598         9,072
DEC-00           8,507            6,919              6,813         6,458

AVERAGE ANNUAL TOTAL RETURNS*
FOR THE PERIOD ENDED 12/31/00
--------------------------------------------------------------
                                 1 YEAR         INCEPTION**
--------------------------------------------------------------
Institutional Shares             -28.55%          -10.87%
N Shares                         -29.02%          -11.29%
A Shares                         -32.74%          -12.76%
--------------------------------------------------------------

* Total returns include changes in share price and the reinvestment of income dividends and capital gain distributions. The results for the A Shares of the Fund assume an initial sales charge of 5.50%.

** The inception date for the Fund's performance is October 21, 1997. Inception for the Index begins on the month-end closest to the inception date of the Fund.

   Performance figures represent past performance and are not a guarantee of future results. The investment return and principal value of shares will fluctuate and shares, when redeemed, may be worth more or less than the original amount invested.

   International investing, especially in emerging markets, poses greater potential risks as well as rewards when compared to U.S. investing, as a result of market and currency fluctuations caused by political and financial factors abroad.

                                 TAX INFORMATION

For the year ended December 31, 2000, the following Harris Insight Portfolios declared dividends from net realized capital gains:

                                  SHORT-TERM CAPITAL       LONG-TERM CAPITAL
                                    GAIN, PER SHARE        GAIN, PER SHARE*
                                 --------------------    --------------------
FIXED INCOME FUNDS:              06/28/00    12/20/00    06/28/00    12/20/00
                                 --------    --------    --------    --------
Convertible Securities Fund ...   $   --      $   --      $   --      $3.430

EQUITY FUNDS:

Equity Fund ...................   $0.228      $0.748      $0.586      $1.633
Equity Income Fund ............       --          --       0.164       0.186
Growth Fund ...................       --          --       0.300       1.787
Small-Cap Opportunity Fund ....    0.044       0.216       1.335       4.078
Small-Cap Value Fund ..........    0.785       0.911       0.767       0.332
Index Fund ....................    0.041          --       0.078       1.368
Balanced Fund .................       --       0.013          --       0.210

*All long-term capital gains paid during 2000 are taxable at the rate of 20%.

FOR CORPORATE SHAREHOLDERS ONLY:

The percentage of dividends from net investment income declared for the year ended December 31, 2000, which qualify for the corporate dividends received deduction is as follows:

Equity Fund ...........................................................   100.0%
Equity Income Fund ....................................................   100.0%
Small-Cap Value Fund ..................................................   100.0%
Index Fund ............................................................   100.0%

FOR SHAREHOLDERS OF THE INTERNATIONAL FUND AND EMERGING MARKETS FUND:

For the year ended December 31, 2000, the International Fund and Emerging Markets Fund distributed $792,461 and $33,872, respectively, of foreign source income on which the International Fund and Emerging Markets Fund paid foreign taxes of $474,207 and $41,257, respectively. This information is being furnished to you pursuant to notice requirements of Section 853(a) and 855(d) of the Internal Revenue Code, as amended, and the Treasury Regulations thereunder.

                              HARRIS INSIGHT FUNDS
                          GOVERNMENT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000
==============================================================================
ANNUALIZED                                           PAR
YIELD/RATE                      MATURITY            (000)             VALUE+
----------                      --------           --------       ------------
AGENCY OBLIGATIONS -- 24.1%
FEDERAL HOME LOAN BANK -- 10.2%
    6.450%                      02/16/01           $ 15,000       $ 14,998,190
    6.668%                      04/06/01             15,000         14,998,933
    6.680%                      05/08/01             16,350         16,335,298
    5.820%                      07/09/01             20,000         19,972,437
                                                                  ------------
                                                                    66,304,858
                                                                  ------------
FEDERAL HOME LOAN MORTGAGE CORP. -- 2.3%
    6.720%                      12/20/01             15,000         15,000,000
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 11.6%
    7.000%                      05/17/01             25,000         25,023,428
    6.890%                      08/03/01             20,000         19,997,655
    6.520%                      10/15/01             30,000         29,987,600
                                                                  ------------
                                                                    75,008,683
                                                                  ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $156,313,541)                                              156,313,541
                                                                  ------------
ZERO COUPON BONDS -- 0.8%
FEDERAL HOME LOAN MORTGAGE CORP.
  (Cost $4,987,589)
    0.000%                      01/16/01              5,000          4,987,589
                                                                  ------------
VARIABLE RATE OBLIGATIONS++ -- 21.6%
FEDERAL HOME LOAN MORTGAGE CORP. -- 9.3%
    6.473%                      01/02/01*            30,000         29,978,479
    6.498%                      01/19/01*            30,000         29,978,479
                                                                  ------------
                                                                    59,956,958
                                                                  ------------
FEDERAL NATIONAL MORTGAGE ASSOCIATION -- 12.3%
    6.530%                      01/02/01*            55,000         55,000,000
    6.536%                      12/03/01             25,000         24,991,074
                                                                  ------------
                                                                    79,991,074
                                                                  ------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $139,948,032)                                              139,948,032
                                                                  ------------
REPURCHASE AGREEMENTS -- 44.1%
Bank of Tokyo N.A.
    6.400%
    Agreement dated 12/29/00,
    proceeds at maturity
    $128,091,022 (Collateralized
    by $696,095,000 FHLB
    and RFCSP 0.000%, due
    from 09/15/22 to 01/15/30.
    The market value is
    $130,560,061.)              01/02/01            128,000        128,000,000
Goldman Sachs, Inc.
    6.340%
    Agreement dated 12/29/00,
    proceeds at maturity
    $30,021,133 (Collateralized
    by $31,666,139 FNMA 6.000%,
    due 11/01/28. The market
    value is $30,759,432.)      01/02/01             30,000         30,000,000



ANNUALIZED                                           PAR
YIELD/RATE                      MATURITY            (000)             VALUE+
----------                      --------           --------       ------------
REPURCHASE AGREEMENTS (CONTINUED)
Lehman Brothers Holdings, Inc.
    6.250%
    Agreement dated 12/29/00,
    proceeds at maturity
    $128,088,889 (Collateralized
    by $126,225,000 FHLB and
    FNMA 6.000% to 6.750%, due
    from 08/15/02 to 08/27/08.
    The market value is
    $130,498,868.)              01/02/01           $128,000       $128,000,000
                                                                  ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $286,000,000)                                              286,000,000
                                                                  ------------

                                                    SHARES
                                                   --------
TEMPORARY INVESTMENTS -- 9.4%
AIM Short-Term Investment Trust
  Treasury Portfolio                             28,898,867         28,898,867
Provident Institutional Funds T-Fund             31,961,003         31,961,003
                                                                  ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $60,859,870)                                                60,859,870
                                                                  ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $648,109,032)                                              648,109,032
                                                                  ------------
OTHER ASSETS AND LIABILITIES -- 0.0%
Interest receivable and other assets                                 3,830,729
Dividends payable                                                   (3,309,953)
Accrued expenses                                                      (198,467)
                                                                  ------------
                                                                       322,309
                                                                  ------------
NET ASSETS -- 100.0%
Applicable to 314,529,656 Institutional
  Shares and 333,984,039 N Shares
  of beneficial interest outstanding,
  $.001 par value (Note 7)                                        $648,431,341
                                                                  ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  EACH FOR INSTITUTIONAL SHARES
  AND N SHARES                                                           $1.00
                                                                         =====
--------------
+  See Note 2a to the Financial Statements.
++ Rate in effect on 12/31/00.
*  Date of next interest rate reset.

                       See Notes to Financial Statements.
26

                              HARRIS INSIGHT FUNDS
                                MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000
==============================================================================
ANNUALIZED                                           PAR
YIELD/RATE                      MATURITY            (000)            VALUE+
----------                      --------           --------     --------------
ASSET-BACKED SECURITIES -- 1.9%
Nissan Auto Receivables Owner Trust
  Series 2000-B, Class A1
    6.831%                      07/16/01           $ 26,397     $   26,395,360
Wesley Commercial & Residential
  Funding Series 2000-1, Class A
    6.668%                      01/29/01              6,326          6,325,897
World Financial Properties
    6.728%                      01/08/01             29,855         29,855,049
                                                                --------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $62,576,306)                                                62,576,306
                                                                --------------
CERTIFICATES OF DEPOSIT -- 1.8%
Societe Generale
  (Cost $59,998,829)
    6.540%                      01/16/01             60,000         59,998,829
                                                                --------------
COMMERCIAL PAPER -- 37.8%
AT&T Corp.
    7.250%                      02/02/01             60,000         59,613,333
Atlantis One Funding Corp.
    6.550%                      02/15/01              2,686          2,664,008
Check Point Charlie, Inc.
    6.600%                      01/16/01             45,000         44,876,250
    6.590%                      01/19/01             61,035         60,833,890
    6.590%                      01/29/01             15,000         14,923,117
Delaware Funding Corp.
    6.620%                      01/22/01            125,000        124,517,292
Falcon Asset Securities Corp.
    6.620%                      01/25/01             53,260         53,024,946
Galaxy Funding, Inc.
    6.600%                      01/02/01             40,174         40,166,635
    6.500%                      04/25/01             75,000         73,456,250
Giro Funding US Corp.
    6.580%                      01/18/01             66,898         66,690,133
    6.550%                      01/26/01             35,088         34,928,398
    6.590%                      02/13/01             13,257         13,152,649
    6.600%                      02/21/01              5,433          5,382,201
Giro Multi Funding Corp.
    6.600%                      02/12/01              7,930          7,868,939
    6.600%                      02/20/01             10,000          9,908,333
    6.600%                      02/23/01              4,632          4,586,992
Goldman Sachs Corp.
    6.770%                      02/07/01             30,000         30,000,000
Jupiter Securitization Corp.
    6.660%                      01/08/01              4,790          4,783,797
    6.650%                      01/12/01             15,000         14,969,521
    6.640%                      01/16/01             20,224         20,168,047
    6.590%                      01/17/01              5,086          5,071,104
    6.630%                      01/17/01             41,445         41,322,875
    6.600%                      01/29/01              4,000          3,979,467
    6.680%                      01/30/01             25,000         24,865,472
Lehman Brothers Holdings, Inc.
    6.390%                      06/29/01             35,000         33,887,962
Moriarty, Ltd.
    6.580%                      01/25/01            100,000         99,561,333


ANNUALIZED                                           PAR
YIELD/RATE                      MATURITY            (000)            VALUE+
----------                      --------           --------     --------------
COMMERCIAL PAPER (CONTINUED)
North Coast Funding L.L.C.
    6.630%                      01/25/01           $ 66,000     $   65,708,280
    6.590%                      02/02/01             55,053         54,730,512
Northern Rock P.L.C.
    6.540%                      02/08/01             44,000         43,696,253
Sheffield Receivables Corp.
    6.440%                      02/26/01             63,375         62,740,123
Textron Financial Corp.
    6.580%                      01/19/01             75,000         74,753,250
Thames Asset Global Securitization, Inc.
    6.680%                      01/12/01             27,897         27,840,059
    6.550%                      03/15/01             19,007         18,754,550
Variable Funding Capital Corp.
    6.650%                      01/12/01             27,219         27,163,692
                                                                --------------
TOTAL COMMERCIAL PAPER
  (Cost $1,270,589,663)                                          1,270,589,663
                                                                --------------
CORPORATE BONDS -- 11.4%
Beta Finance, Inc.
    6.571%                      01/16/01             20,000         20,000,000
    6.760%                      02/15/01             40,000         40,000,000
Caterpillar Financial Services Corp.
    5.230%                      03/01/01             13,000         12,971,341
CIT Group, Inc.
    5.500%                      10/15/01              8,045          7,961,968
CoreStates Capital Corp.
    5.750%                      01/15/01              7,400          7,397,783
Countrywide Home Loans, Inc.
    7.150%                      07/20/01            112,750        112,733,885
Heller Financial, Inc.
    5.480%                      02/05/01             32,000         31,961,160
K2 Corp.
    6.820%                      09/10/01             40,000         40,000,000
Lehman Brothers Holdings, Inc.
    6.900%                      01/29/01             11,000         11,001,635
Liberty Lighthouse US Capital Co.
    6.820%                      03/06/01             23,000         22,999,249
    6.970%                      09/17/01             45,000         45,000,000
NationsBank Corp.
    5.750%                      01/25/01             10,900         10,894,662
Transamerica Financial Corp.
    5.550%                      02/15/01             22,000         21,962,049
                                                                --------------
TOTAL CORPORATE BONDS
  (Cost $384,883,732)                                              384,883,732
                                                                --------------
VARIABLE RATE OBLIGATIONS++ -- 44.7%
Associates Corp.
    6.428%                      03/29/01*            18,000         18,000,000
AT&T Capital Corp.
    6.973%                      01/09/01*            10,500         10,504,870
AT&T Corp.
    6.668%                      01/08/01*            64,500         64,498,875
Beta Finance, Inc.
    6.700%                      01/02/01*            40,000         40,000,000
Caterpillar Financial Services Corp.
    6.850%                      01/08/01*            70,000         69,994,101
    6.756%                      03/01/01*            20,000         19,998,949

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2000
==============================================================================
ANNUALIZED                                           PAR
YIELD/RATE                      MATURITY            (000)            VALUE+
----------                      --------           --------     --------------
VARIABLE RATE OBLIGATIONS++ (CONTINUED)
CFM International
    6.713%                      01/01/01*          $ 50,880     $   50,880,000
CIT Group, Inc.
    6.640%                      01/02/01*            50,000         49,991,426
First Union National Bank
    6.680%                      01/02/01*            40,000         39,998,707
    6.752%                      01/12/01*            50,000         50,000,000
Ford Motor Credit Co.
    7.123%                      01/09/01*            50,000         50,120,830
    6.600%                      03/14/01             40,000         40,004,589
General Motors Acceptance Corp.
    6.755%                      01/16/01*            71,000         71,000,000
    6.730%                      03/21/01*            49,250         49,250,000
Goldman Sachs Group, Inc.
    6.730%                      01/16/01*            49,000         49,000,000
    7.228%                      01/16/01             11,300         11,301,908
    6.940%                      01/25/01             28,000         28,002,972
Heller Financial, Inc.
    6.885%                      01/02/01*            70,000         69,992,705
Household Finance Corp.
    6.690%                      01/02/01*            48,000         48,000,000
    6.710%                      01/22/01*            66,500         66,464,835
Liberty Lighthouse US Capital Co.
    6.700%                      01/16/01*            40,000         40,000,000
Madison, Wisconsin, Community
  Development Authority Revenue
  Bonds
    6.800%                      01/03/01*             9,130          9,130,000
Morgan Stanley Dean Witter & Co.
    6.735%                      01/16/01*            32,000         32,000,000
    6.508%                      03/16/01             75,000         75,000,000
Northern Rock P.L.C.
    6.686%                      01/22/01*            70,000         70,000,000
Nationwide Building Societies
    6.718%                      01/12/01*            50,000         50,000,000
Oakland-Alameda County, California,
  Coliseum Authority Lease Revenue
  Bonds
    6.690%                      01/03/01*            15,000         15,000,000
Pennsylvania Economic Development
  Finance Authority Revenue Bonds
    6.700%                      01/04/01*             5,600          5,600,000
RACERS Series 2000-6 Class MM
    6.930%                      01/26/01*            65,000         65,000,000
Rural Electric Cooperative Grantor Trust
  (Kansas Electric Power Cooperative)
    6.600%                      01/03/01*            12,080         12,080,000
Unilever Capital Corp.
    6.708%                      03/07/01*            75,000         75,000,000
Variable Funding Capital Corp.
    6.679%                      01/16/01*           105,500        105,500,000
Verizon Global Funding Corp.
    6.610%                      03/15/01*            50,000         49,987,342
                                                                --------------
TOTAL VARIABLE RATE OBLIGATIONS
  (Cost $1,501,302,109)                                          1,501,302,109
                                                                --------------


                                                   SHARES           VALUE+
                                                 ----------     --------------
TEMPORARY INVESTMENTS -- 2.1%
AIM Short-Term Investment Trust
  Treasury Portfolio                             50,000,000     $   50,000,000
Dreyfus Cash Management Plus #719                20,262,436         20,262,436
                                                                --------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $70,262,436)                                                70,262,436
                                                                --------------
TOTAL INVESTMENTS -- 99.7%
  (Cost $3,349,613,075)                                          3,349,613,075
                                                                --------------
OTHER ASSETS AND LIABILITIES -- 0.3%
Interest receivable and other assets                                29,466,490
Dividends payable                                                  (18,130,059)
Accrued expenses                                                      (928,677)
                                                                --------------
                                                                    10,407,754
                                                                --------------
NET ASSETS -- 100.0%
Applicable to 2,066,289,196 Institutional
  Shares and 1,293,833,628 N Shares
  of beneficial interest outstanding,
  $.001 par value (Note 7)                                      $3,360,020,829
                                                                ==============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  EACH FOR INSTITUTIONAL SHARES AND
  N SHARES                                                               $1.00
                                                                         =====
--------------
+  See Note 2a to the Financial Statements.
++ Rate in effect on 12/31/00.
*  Date of next interest rate reset.

                       See Notes to Financial Statements.
28

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000
==============================================================================
ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        --------          -------     --------------
MUNICIPAL BONDS -- 98.6%
ALABAMA -- 3.4%
Columbia, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Power Co. Project) Series C VR
    5.300%                        01/01/01          $26,700     $   26,700,000
Columbia, Alabama, Industrial Development
  Board Pollution Control Revenue Bonds
  (Alabama Power Co. Project) Series D VR
    5.300%                        01/01/01            3,300          3,300,000
Fairfield, Alabama, Industrial Development
  Board Environmental Improvement
  Revenue Bonds (USX Corp. Project) PS
    4.250%                        02/08/01            6,175          6,175,000
                                                                --------------
                                                                    36,175,000
                                                                --------------
ALASKA -- 8.6%
Alaska State Housing Financial Corp.
  Governmental Purpose Revenue Bonds
  (University of Alaska) Series A VR
    5.050%                        01/07/01           31,400         31,400,000
Anchorage, Alaska, Electric Utility
  Revenue Bonds Series 1996D VR
    4.900%                        01/07/01            7,600          7,600,000
Anchorage, Alaska, TANS
    4.750%                        02/02/01            5,000          5,002,727
Valdez, Alaska, Marine Terminal Revenue
  Bonds (Arco Transportation Project)
  Series C TECP
    4.400%                        02/06/01           16,100         16,100,000
    4.300%                        02/12/01           20,000         20,000,000
    4.400%                        03/12/01           10,000         10,000,000
Valdez, Alaska, Marine Terminal Revenue
  Bonds (Exxon Pipeline Co. Project) VR
    4.950%                        01/01/01            1,400          1,400,000
                                                                --------------
                                                                    91,502,727
                                                                --------------
COLORADO -- 1.7%
Moffat County, Colorado, Pollution Control
  Revenue Bonds (National Rural Utilities
  Co-op) VR
    5.050%                        01/07/01           18,100         18,100,000
                                                                --------------
DELAWARE -- 0.5%
Delaware State General Obligation Bonds
  Series A
    4.500%                        02/01/01            5,270          5,271,720
                                                                --------------
FLORIDA -- 3.7%
Jacksonville Electric Authority
  Series C-1 TECP
    4.350%                        02/08/01           12,500         12,500,000
Putnam County, Florida, Development
  Authority Pollution Control Revenue
  Bonds (Seminole Electric) VR
    5.050%                        01/07/01            3,415          3,415,000


ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        --------          -------     --------------
MUNICIPAL BONDS (CONTINUED)
FLORIDA (CONTINUED)
Sunshine State, Florida, Government
  Finance Commission TECP
    4.250%                        02/14/01          $ 5,213     $    5,213,000
    4.350%                        03/08/01           18,800         18,800,000
                                                                --------------
                                                                    39,928,000
                                                                --------------
GEORGIA -- 10.3%
Burke County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co. Plant Vogtle
  Project) 4th Series VR
    5.300%                        01/01/01           12,500         12,500,000
Georgia Municipal Electric Authority
  (Project 1) Series A TECP
    4.200%                        04/06/01           20,000         20,000,000
Georgia Municipal Electric Authority
  Revenue Bonds VR
    5.050%                        01/07/01           20,928         20,928,000
Metropolitan Atlanta, Georgia, Rapid
  Transit Authority Revenue Bonds
  Series A VR
    5.050%                        01/07/01           10,000         10,000,000
Monroe County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Georgia Power Co.) 2nd
  Series VR
    5.300%                        01/01/01           26,100         26,100,000
Monroe County, Georgia, Development
  Authority Pollution Control Revenue
  Bonds (Gulf Power Co.) 2nd Series VR
    5.300%                        01/01/01           20,000         20,000,000
                                                                --------------
                                                                   109,528,000
                                                                --------------
IDAHO -- 0.3%
Idaho State TANS
    5.375%                        06/29/01            3,500          3,516,522
                                                                --------------
ILLINOIS -- 9.6%
Cary, Illinois, Special Tax Revenue Bonds
  (Foxford Special Service Area No. 2) VR
    4.850%                        01/07/01            8,230          8,230,000
Chicago, Illinois, Park District TANS
    5.125%                        09/21/01            4,000          4,022,698
Illinois Development Finance Authority
  Revenue Bonds (Lake Forest
  Academy) VR
    4.850%                        01/07/01            4,000          4,000,000
Illinois Development Finance Authority
  Revenue Bonds (McCormick
  Theological) Series A VR
    4.850%                        01/07/01            3,785          3,785,000
Illinois Development Finance Authority
  Revenue Bonds (North Park
  University) VR
    4.700%                        01/07/01           23,000         23,000,000

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2000
==============================================================================
ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        --------          -------     --------------
MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois Development Finance Authority
  Revenue Bonds (Presbyterian Home
  Lake) Series A VR
    4.850%                        01/07/01          $28,000     $   28,000,000
Illinois Development Finance Authority
  Revenue Bonds (Provena Health Project)
  Series B VR
    5.600%                        01/01/01           15,000         15,000,000
Illinois Development Finance Authority
  Revenue Bonds (Roosevelt University
  Project) VR
    4.850%                        01/07/01            6,500          6,500,000
Illinois Health Facilities Authority Revenue
  Bonds (Southern Illinois Healthcare)
  Series B VR
    5.200%                        01/07/01            9,915          9,915,000
                                                                --------------
                                                                   102,452,698
                                                                --------------
INDIANA -- 8.9%
ABN AMRO Munitops Certificates
  Series 5 VR
    4.970%                        01/07/01           20,746         20,746,000
Indiana Health Facilities Finance Authority
  Revenue Bonds (Acension Health Credit)
  Series B VR
    5.000%                        01/07/01           20,000         20,000,000
Indiana State Office Building Commission
  Facilities Revenue Bonds (Pendleton
  Juvenile Facility) Series A VR
    4.800%                        01/07/01           10,000         10,000,000
Indiana State Office Commission TECP
    4.300%                        02/07/01           25,000         25,000,000
Rockport, Indiana, Pollution Control
  Revenue Bonds (Indiana & Michigan
  Power Co. Project) Series A VR
    5.050%                        01/07/01            3,845          3,845,000
Rockport, Indiana, Pollution Control
  Revenue Bonds (Indiana & Michigan
  Power Co. Project) Series B VR
    4.900%                        01/07/01           15,800         15,800,000
                                                                --------------
                                                                    95,391,000
                                                                --------------
IOWA -- 0.4%
Iowa School Corps Warrants Certificates,
  Iowa School Cash Anticipation Program
    4.750%                        02/01/01            4,500          4,502,561
                                                                --------------
KENTUCKY -- 3.1%
Kentucky Asset Liability Commission
  General Fund Series A TRANS
    5.250%                        06/27/01            9,000          9,029,641
Kentucky Economic Development Finance
  Authority Hospital Facilities Revenue
  Bonds (Baptist Healthcare System)
  Series B VR
    5.000%                        01/07/01           12,295         12,295,000


ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        --------          -------     --------------
MUNICIPAL BONDS (CONTINUED)
KENTUCKY (CONTINUED)
Kentucky Economic Development Finance
  Authority Hospital Facilities Revenue
  Bonds (Baptist Healthcare System)
  Series C VR
    5.000%                        01/01/01          $ 1,700     $    1,700,000
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-2 VR
    5.050%                        01/07/01            4,750          4,750,000
Mason County, Kentucky, Pollution Control
  Revenue Bonds (East Kentucky Power
  Co-Op) Series B-3 VR
    5.050%                        01/07/01            5,410          5,410,000
                                                                --------------
                                                                    33,184,641
                                                                --------------
LOUISIANA -- 6.4%
Caddo Parish, Louisiana, Industrial
  Development Board Revenue Bonds
  (Atlas Project) Series B VR
    5.050%                        01/07/01            3,400          3,400,000
Lake Charles, Louisiana, Harbor Terminal
  District Revenue Bonds (Conoco, Inc.
  Project) Series A VR
    4.900%                        01/07/01           12,100         12,100,000
Louisiana Public Facilities Authority
  Hospital Revenue Bonds (Willis-
  Knighton Medical Center Project) VR
    4.750%                        01/07/01           22,625         22,625,000
Louisiana State, Offshore Terminal
  Authority Deepwater Port Revenue
  Bonds (Loop, Inc. Project) VR
    4.900%                        01/01/01            5,200          5,200,000
West Baton Rouge Parish, Louisiana,
  Industrial District No. 3 Revenue Bonds
  (Dow Chemical Co. Project) Series B VR
    5.050%                        01/01/01           25,100         25,100,000
                                                                --------------
                                                                    68,425,000
                                                                --------------
MASSACHUSETTS -- 1.2%
Pembroke, Massachusetts BANS
    5.000%                        08/09/01           12,775         12,822,912
                                                                --------------
MICHIGAN -- 0.8%
Michigan Municipal Bond Authority
  Revenue Notes Series C-2
    5.000%                        08/23/01            7,300          7,331,403
Michigan State Underground Storage
  Tank Financial Assurance Authority
  Revenue Bonds Series I
    5.000%                        05/01/01            1,000          1,001,953
                                                                --------------
                                                                     8,333,356
                                                                --------------
MINNESOTA -- 1.3%
Rochester, Minnesota, (Mayo Foundation)
  Series C TECP
    4.500%                        01/08/01           13,400         13,400,000
                                                                --------------

                       See Notes to Financial Statements.
30

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2000
==============================================================================
ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        --------          -------     --------------
MUNICIPAL BONDS (CONTINUED)
MISSISSIPPI -- 1.7%
Jackson County, Mississippi, Pollution
  Control Revenue Bonds (Chevron
  Corp. Project) VR
    5.000%                        01/01/01          $18,000     $   18,000,000
                                                                --------------
MISSOURI -- 3.2%
Missouri State Development Finance
  Board Infrastructure Facilities Revenue
  Bonds (Social City Union Station Asset
  Corp.) Series B VR
    5.250%                        01/01/01            1,800          1,800,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Washington University) Series A VR
    5.000%                        01/01/01           17,000         17,000,000
Missouri State Health & Educational
  Facilities Authority Revenue Bonds
  (Washington University) Series B VR
    5.000%                        01/01/01           15,200         15,200,000
                                                                --------------
                                                                    34,000,000
                                                                --------------
NEBRASKA -- 1.6%
Nebraska Public Power District Electric
  System Revenue Bonds TECP
    4.300%                        02/20/01           10,000         10,000,000
    4.350%                        04/05/01            6,975          6,975,000
                                                                --------------
                                                                    16,975,000
                                                                --------------
NEW JERSEY -- 0.8%
New Jersey State General Obligation
  Bonds
    4.500%                        03/01/01            8,520          8,525,343
                                                                --------------
NEW MEXICO -- 0.2%
Farmington, New Mexico, Pollution
  Control Revenue Bonds (Arizona Public
  Service Co.) Series B VR
    4.900%                        01/01/01            2,000          2,000,000
                                                                --------------
NEW YORK -- 4.1%
Long Island Power Authority, New York,
  Electric Systems Revenue Bonds
  Subseries 5 VR
    4.900%                        01/01/01           15,910         15,910,000
Long Island Power Authority, New York,
  Electric Systems Revenue Bonds
  Subseries 7&7B VR
    4.450%                        01/07/01           20,200         20,200,000
New York City, New York, Municipal
  Water Finance Authority Water &
  Sewer Systems Revenue Bonds
  Series A VR
    4.750%                        01/01/01            4,000          4,000,000


ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        --------          -------     --------------
MUNICIPAL BONDS (CONTINUED)
NEW YORK (CONTINUED)
New York City, New York, Municipal
  Water Finance Authority Water &
  Sewer Systems Revenue Bonds
  Series G VR
    4.900%                        01/01/01          $ 4,000     $    4,000,000
                                                                --------------
                                                                    44,110,000
                                                                --------------
NORTH DAKOTA -- 0.1%
Mercer County, North Dakota, Pollution
  Control Revenue Bonds (United Power-
  National Rural Utilities Project)
  Series 84C VR
    5.050%                        01/07/01              995            995,000
                                                                --------------
OHIO -- 0.5%
Nordonia Hills, Ohio, Local School
  District BANS
    4.750%                        03/20/01            5,000          5,004,746
                                                                --------------
OKLAHOMA -- 2.3%
Muskogee, Oklahoma, Industrial Trust
  Pollution Control Revenue Bonds
  (Oklahoma Gas & Electric Co.)
  Series A VR
    5.200%                        01/07/01           19,425         19,425,000
Tulsa, Oklahoma, Industrial Authority
  Revenue Bonds (University of Tulsa)
  Series B VR
    5.000%                        01/07/01            5,550          5,550,000
                                                                --------------
                                                                    24,975,000
                                                                --------------
OREGON -- 1.0%
Multnomah County, Oregon, (Portland
  School District) No. 1J TRANS
    5.000%                        06/29/01           11,000         11,030,988
                                                                --------------
TEXAS -- 9.3%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 13 PS
    4.350%                        07/25/01            6,000          6,000,000
Arlington, Texas, General Obligation Bonds
    6.000%                        08/15/01            1,545          1,559,996
Denton, Texas, Independent School
  District General Obligation Bonds
  Series B PS
    4.400%                        08/15/01            7,000          7,000,000
Nueces County, Texas, Health Facilities
  Development Corp. Revenue Bonds
  (Driscoll Children's Foundation
  Project) VR
    5.050%                        01/07/01           11,305         11,305,000
Sabine River, Texas, Industrial
  Development Authority Revenue Bonds
  (National Rural Utilities Project) PS
    4.250%                        02/15/01            5,330          5,330,000

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2000
==============================================================================
ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        --------          -------     --------------
MUNICIPAL BONDS (CONTINUED)
TEXAS (CONTINUED)
Texas Higher Education Authority,
  Educational Equipment & Improvement
  Revenue Bonds VR
    5.000%                        01/07/01          $ 7,090     $    7,090,000
Texas Small Business Industrial
  Development Revenue Bonds VR
    5.050%                        01/07/01           25,000         25,000,000
Texas State Revenue Notes Series A-18 VR
    5.500%                        01/01/01           27,500         27,500,000
Texas State Revenue Notes Series N-19 VR
    5.100%                        01/07/01            8,000          8,000,000
Texas State TRANS
    5.250%                        08/31/01            1,000          1,005,530
                                                                --------------
                                                                    99,790,526
                                                                --------------
UTAH -- 2.6%
Emery County, Utah, Pollution Control
  Revenue Bonds (Pacificorp Project) VR
    5.050%                        01/01/01            5,000          5,000,000
Intermountain Power Agency, Utah
  Power Supply Revenue Bonds
  Series B-1 TECP
    4.350%                        02/07/01            3,100          3,100,000
    4.300%                        03/09/01            5,100          5,100,000
Utah State General Obligation Bonds
    6.000%                        07/01/01            5,000          5,040,881
Utah Transit Authority Sales Tax &
  Transportation Revenue Bonds
  (Light Rail Transit Project) VR
    4.650%                        01/07/01           10,000         10,000,000
                                                                --------------
                                                                    28,240,881
                                                                --------------
VIRGINIA -- 1.4%
Clarke County, Virginia, Industrial
  Development Authority Hospital
  Facilities Revenue Bonds (Winchester
  Medical Center, Inc.) VR
    5.000%                        01/07/01           15,000         15,000,000
                                                                --------------
WASHINGTON -- 1.3%
Chelan County, Washington, Public Utility
  District No.1 Revenue Bonds (Chelan
  Hydro Consolidated System) Series A VR
    5.000%                        01/07/01            7,075          7,075,000
Washington State Health Care Facilities
  Authority Revenue Bonds (Fred
  Hutchinson Cancer Center) VR
    5.250%                        01/01/01            6,685          6,685,000
                                                                --------------
                                                                    13,760,000
                                                                --------------
WEST VIRGINIA -- 1.4%
ABN AMRO Munitops Certificates Trust
  (Multistate) Series 12 PS
    4.400%                        05/16/01           15,000         15,000,000
                                                                --------------


ANNUALIZED                                            PAR
YIELD/RATE                        MATURITY           (000)           VALUE+
----------                        --------          -------     --------------
MUNICIPAL BONDS (CONTINUED)
WISCONSIN -- 6.2%
Beaver Dam, Wisconsin TANS
    4.750%                        08/22/01          $ 5,900     $    5,912,988
Brown Deer, Wisconsin, School District
  TRANS
    4.750%                        10/18/01            3,100          3,104,685
Burlington Area, Wisconsin, School
  District TRANS
    4.750%                        09/28/01            6,000          6,011,014
De Forest, Wisconsin, Area School
  District TRANS
    4.750%                        09/21/01            2,800          2,804,251
Greendale, Wisconsin, School District
  TRANS
    4.750%                        08/20/01            5,900          5,912,861
Kettle, Wisconsin, Moraine School
  District TRANS
    4.750%                        09/04/01            2,500          2,505,643
Maple Dale-Indian Hill, Wisconsin,
  School District TRANS
    4.750%                        08/20/01            3,300          3,307,213
Middleton, Wisconsin, Cross Plains Area
  School District BANS
    4.730%                        05/01/01            5,750          5,752,256
Mukwonago, Wisconsin TRANS
    4.750%                        08/23/01            4,950          4,960,028
Oconomowoc Area, Wisconsin, School
  District TRANS
    4.750%                        09/26/01            8,500          8,515,521
Pewaukee, Wisconsin, School District
  TRANS
    4.450%                        09/13/01            5,000          5,000,981
Sauk Prairie, Wisconsin, School District
  TRANS
    4.750%                        10/30/01            2,950          2,954,647
Waukesha, Wisconsin, School District
  TRANS
    4.750%                        08/22/01            5,000          5,012,234
Waunakee, Wisconsin, Community
  School District TRANS
    4.750%                        09/14/01            4,000          4,008,812
                                                                --------------
                                                                    65,763,134
                                                                --------------
WYOMING -- 0.7%
Gillette, Wyoming, Pollution Control
  Revenue Bonds (Pacificorp) VR
    5.050%                        01/07/01            2,515          2,515,000
Platte County, Wyoming, Pollution Control
  Revenue Bonds (Tri-State Generation
  & Transmission Project) Series A VR
    5.250%                        01/01/01            5,100          5,100,000
                                                                --------------
                                                                     7,615,000
                                                                --------------
TOTAL MUNICIPAL BONDS
  (Cost $1,053,319,755)                                          1,053,319,755
                                                                --------------

                       See Notes to Financial Statements.
32

                              HARRIS INSIGHT FUNDS
                          TAX-EXEMPT MONEY MARKET FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2000
==============================================================================

                                                   SHARES           VALUE+
                                                  ---------     --------------
TEMPORARY INVESTMENTS -- 1.0%
Federated Tax-Free Obligation Fund                5,121,239     $    5,121,239
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio               5,990,603          5,990,603
                                                                --------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $11,111,842)                                                11,111,842
                                                                --------------
TOTAL INVESTMENTS -- 99.6%
  (Cost $1,064,431,597)                                          1,064,431,597
                                                                --------------
OTHER ASSETS AND LIABILITIES -- 0.4%
Interest receivable and other assets                                 7,874,743
Dividends payable                                                   (3,583,537)
Accrued expenses                                                      (322,970)
                                                                --------------
                                                                     3,968,236
                                                                --------------
NET ASSETS -- 100.0%
Applicable to 830,876,861 Institutional
  Shares and 237,526,756 N Shares of
  beneficial interest outstanding,
  $.001 par value (Note 7)                                      $1,068,399,833
                                                                ==============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER SHARE
  EACH FOR INSTITUTIONAL SHARES AND
  N SHARES                                                               $1.00
                                                                         =====
--------------
+ See Note 2a to the Financial Statements.
PS -- Security with a "put" feature; date shown is when security may be put back for redemption.
VR -- Variable rate demand note; interest rate in effect on 12/31/00. Maturity date is the later of the next interest rate change or exercise of the demand feature.
BANS -- Bond Anticipation Note.
TANS -- Tax Anticipation Note.
TECP -- Tax Exempt Commercial Paper.
TRANS -- Tax and Revenue Anticipation Note.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
============================================================================
   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------     ------------
AGENCY OBLIGATIONS -- 3.4%
Federal Home Loan Bank
    7.360%                        07/01/04          $ 1,000     $  1,053,410
Federal Home Loan Mortgage Corp.
    5.750%                        03/15/09            2,480        2,438,125
Federal National Mortgage Association
    6.000%                        05/15/08            4,520        4,543,694
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $7,493,219)                                                8,035,229
                                                                ------------
ASSET-BACKED SECURITIES -- 17.5%
AK Bank Series 1998-A, Class 1
    9.298%                        07/15/05            2,333        2,205,078
ARG Funding Corp. Series 1999-1A,
  Class A2
    5.880%                        05/20/03            3,500        3,497,153
BankBoston Marine Asset-Backed Trust
  Series 1997-2, Class A7
    6.820%                        04/15/13              500          513,755
California Infrastructure Pacific Gas &
  Electric Series 1997-1, Class A7
    6.420%                        09/25/08            1,689        1,704,437
Charming Shoppes Master Trust
  Series 1997-1, Class A
    6.970%                        04/15/06            2,500        2,437,500
Chemical Credit Card Master Trust I
  Series 1996-1, Class A
    5.550%                        09/15/03            3,000        2,998,740
CIT Equipment Collateral Series 2000-2,
  Class A4
    6.930%                        07/20/11            1,895        1,939,213
Citibank Credit Card Issuance Trust
  Series 2000-C1, Class C1
    7.450%                        09/15/07            1,550        1,591,172
Citibank Credit Card Master Trust I
  Series 1997-3, Class A
    6.839%                        02/10/04            5,500        5,501,155
Credit Card Receivable Trust Series 1998-IA,
  Class A
    6.478%                        12/22/04            2,220        2,231,544
First USA Credit Card Master Trust
  Series 1998-9, Class C
    6.100%                        09/18/06            2,750        2,700,156
Household Home Equity Loan Trust
  Series 1999-1, Class A3
    7.210%                        10/20/30            4,365        4,456,272
MBNA Master Credit Card Trust
  Series 1998-C, Class C
    6.350%                        11/15/05            2,000        1,987,500
MBNA Master Credit Card Trust
  Series 2000-A, Class C
    7.900%                        07/16/07            2,700        2,791,125
Metris Master Trust Series 1997-1, Class A
    6.870%                        10/20/05            1,725        1,746,614
Onyx Acceptance Grantor Trust
  Series 1998-A, Class A3
    5.850%                        08/15/02              320          320,093


   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------     ------------
ASSET-BACKED SECURITIES (CONTINUED)
Toyota Auto Receivables Owner Trust
  Series 2000-A, Class A4
    7.210%                        04/15/07          $ 2,018     $  2,083,331
                                                                ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $40,389,797)                                              40,704,838
                                                                ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.8%
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A4
    6.869%                        11/25/08            3,567        3,548,144
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A5
    4.198%                        11/25/08            1,199        1,137,486
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A6
    8.500%                        11/25/08              722          737,150
Countrywide Funding Corp. Series 1994-5,
  Class A7F
    6.689%                        03/25/09            2,915        2,864,044
Countrywide Funding Corp. Series 1994-5,
  Class A7S
    4.412%                        03/25/09            1,097        1,003,459
Countrywide Funding Corp. Series 1994-5,
  Class A7T
    9.000%                        03/25/09              696          706,794
DLJ Mortgage Acceptance Corp.
  Series 1995-Q1, Class A1-S IO
    2.056%                        03/25/25               18            2,457
DLJ Mortgage Acceptance Corp.
  Series 1996-M, Class A1
    7.067%                        11/28/11            3,979        3,917,855
DLJ Mortgage Acceptance Corp.
  Series 1997-CF2, Class CP IO
    1.363%                        11/15/04           51,000        2,334,844
Federal Home Loan Mortgage Corp.
  Series 150, Class IO
    7.500%                        07/01/23            1,158          280,728
Federal Home Loan Mortgage Corp.
  Series 1597, Class G PO
    14.264%                       07/15/23            1,261        1,159,620
Federal Home Loan Mortgage Corp.
  Series 2100, Class GA
    6.000%                        04/15/12            4,258        4,251,898
Federal National Mortgage Association
  Series 1993-183, Class M
    6.500%                        07/25/23            1,940        1,925,911
Federal National Mortgage Association
  Series 1994-85, Class E
    6.000%                        11/25/06              385          382,811
Federal National Mortgage Association
  Series 1997-20 IO
    1.840%                        03/25/27           15,852          660,894
Federal National Mortgage Association
  Series 1997-70, Class PE PO
    10.497%                       04/25/22            3,087        2,556,047

                       See Notes to Financial Statements.
34

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
============================================================================
   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------     ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal National Mortgage Association
  Series 1998-T1, Class A
    6.608%                        12/28/28          $ 2,236     $  2,269,541
LB-UBS Commercial Mortgage Trust
  Series 2000-C4, Class A1
    7.180%                        09/15/09            1,960        2,047,077
Morgan Stanley Capital I Series 1998-HF2,
  Class A1
    6.010%                        11/15/30            2,359        2,349,088
Morgan Stanley Capital I Series 1998-WF1,
  Class A1
    6.250%                        07/15/07            2,947        2,966,540
Morgan Stanley Capital I Series 1999-WF1,
  Class A2
    6.210%                        09/15/08            2,260        2,247,650
PNC Mortgage Securities Corp.
  Series 1996-2, Class A4
    6.600%                        02/25/11            4,534        4,525,372
PNC Mortgage Securities Corp.
  Series 1997-5, Class A8
    6.750%                        10/25/27            5,342        5,329,046
Salomon Brothers Mortgage Securities VII
  Series 2000-C2, Class A2
    7.455%                        04/18/10            2,250        2,387,662
Structured Asset Securities Corp.
  Series 1998-R3, Class A1 IO
    6.100%                        01/15/13            9,897        1,662,412
                                                                ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $54,190,253)                                              53,254,530
                                                                ------------
MORTGAGE-BACKED SECURITIES -- 6.0%
Federal Home Loan Mortgage Corp.
  Pool #C00515
    7.500%                        05/01/27              383          389,997
Federal National Mortgage Association
    6.500%                        01/15/16            4,000        4,000,000
Federal National Mortgage Association
  Pool #303724
    6.000%                        01/01/11            3,797        3,814,821
Federal National Mortgage Association
  Pool #305189
    9.000%                        01/01/25               17           17,857
Federal National Mortgage Association
  Pool #305555
    9.000%                        01/01/25              119          124,070
Federal National Mortgage Association
  Pool #306031
    9.000%                        02/01/25              129          134,415
Federal National Mortgage Association
  Pool #306674
    9.000%                        03/01/25               77           80,117
Federal National Mortgage Association
  Pool #317306
    9.000%                        07/01/25               45           46,687


   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------     ------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
  Pool #338001
    9.000%                        10/01/25          $     6     $      5,972
Government National Mortgage Association
  Pool #8747
    7.125%                        11/20/25               83           83,965
Government National Mortgage Association
  Pool #326150
    7.000%                        09/15/23              140          142,245
Government National Mortgage Association
  Pool #333668
    7.000%                        07/15/23              367          371,895
Government National Mortgage Association
  Pool #345039
    7.000%                        09/15/23              493          500,099
Government National Mortgage Association
  Pool #345536
    7.000%                        01/15/24              300          303,916
Government National Mortgage Association
  Pool #351638
    7.000%                        06/15/23              599          607,354
Government National Mortgage Association
  Pool #377553
    7.000%                        07/15/25              460          464,696
Government National Mortgage Association
  Pool #383330
    7.000%                        07/15/25              485          490,246
Government National Mortgage Association
  Pool #391901
    7.000%                        07/15/25              425          429,006
Government National Mortgage Association
  Pool #397755
    7.000%                        05/15/24              421          426,781
Government National Mortgage Association
  Pool #406568
    7.000%                        07/15/25              588          594,534
Government National Mortgage Association
  Pool #407660
    7.000%                        07/15/25              403          406,865
Government National Mortgage Association
  Pool #780023
    7.000%                        09/15/24              491          494,256
                                                                ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $13,595,560)                                              13,929,794
                                                                -------------
CORPORATE BONDS -- 36.5%
ELECTRIC -- 1.0%
Constellation Energy Group
    7.875%                        04/01/05            2,210        2,319,746
                                                                ------------
FINANCE - BANK -- 6.3%
Bank of America Corp.
    6.625%                        06/15/04            2,035        2,048,004
Bank One Corp.
    6.400%                        08/01/02            2,500        2,505,885
    7.875%                        08/01/10            2,500        2,608,635

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
============================================================================
   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------     ------------
CORPORATE BONDS (CONTINUED)
FINANCE - BANK (CONTINUED)
BankAmerica Corp.
    7.500%                        10/15/02          $ 2,320     $  2,366,722
M & T Bank
    8.000%                        10/01/10            1,500        1,572,126
Mercantile Bancorp
    7.050%                        06/15/04            1,670        1,696,137
PNC Funding Corp.
    6.125%                        02/15/09            1,920        1,823,566
                                                                ------------
                                                                  14,621,075
                                                                ------------
FINANCE - NON-BANK -- 12.7%
American Express Credit Corp.
    6.125%                        11/15/01              440          440,143
Associates Corp. of North America
    5.750%                        10/15/03              190          187,268
Associates Corp. of North America
  Euro Bond
    6.875%                        06/20/02            1,775        1,789,910
Avalonbay Communities, Inc.
    8.250%                        07/15/08            1,700        1,805,264
Beneficial Corp.
    8.400%                        05/15/08               45           48,181
Boeing Capital Corp.
    7.375%                        09/27/10            1,000        1,073,519
Capital One Bank
    8.250%                        06/15/05            3,525        3,568,368
Case Credit Corp.
    5.930%                        02/26/01            4,000        3,720,000
EOP Operating LP
    8.375%                        03/15/06            1,500        1,589,556
ERP Operating LP
    7.100%                        06/23/04            2,500        2,516,718
General Motors Acceptance Corp.
    7.625%                        06/15/04            2,375        2,430,252
Goldman Sachs Group, Inc.
    7.625%                        08/17/05            2,200        2,292,145
Hartford Life, Inc.
    7.100%                        06/15/07            2,225        2,264,614
Household Finance Corp.
    6.000%                        05/01/04            1,200        1,178,678
Lehman Brothers Holdings, Inc.
    7.375%                        05/15/04            1,815        1,850,046
Morgan Stanley Dean Witter & Co.
    7.125%                        08/15/03            2,300        2,344,512
    5.625%                        01/20/04              535          524,658
                                                                ------------
                                                                  29,623,832
                                                                ------------
INDUSTRIAL -- 7.7%
Cendant Corp.
    7.750%                        12/01/03            1,530        1,490,544
Clear Channel Communications, Inc.
    7.250%                        09/15/03            1,500        1,520,118
Ford Motor Co.
    9.000%                        09/15/01            2,000        2,026,208
Lockheed Martin Corp.
    7.250%                        05/15/06            2,650        2,748,872


   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------     ------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL (CONTINUED)
Mirage Resorts, Inc.
    6.750%                        02/01/08          $ 1,835     $  1,716,598
Pharmacia Corp.
    5.750%                        12/01/05            2,480        2,439,512
Rite Aid Corp.
    7.125%                        01/15/07              915          253,913
Sears, Roebuck & Co. MTN
    8.390%                        02/14/02              800          811,842
Tyco International Group S.A.
    6.375%                        06/15/05            2,300        2,288,548
Unilever Capital Corp.
    6.875%                        11/01/05            2,500        2,583,118
                                                                ------------
                                                                  17,879,273
                                                                ------------
OIL -- 4.6%
Conoco, Inc.
    5.900%                        04/15/04            1,525        1,510,967
Duke Energy Field Services
    7.875%                        08/16/10            1,000        1,067,709
El Paso Energy Corp.
    6.750%                        05/15/09            1,295        1,278,666
Enron Corp.
    6.625%                        11/15/05            2,255        2,264,318
Petro Mexicanos Finance, Ltd.
    5.720%                        11/15/03            2,194        2,171,111
Phillips Petroleum Co.
    8.500%                        05/25/05            2,300        2,490,084
                                                                ------------
                                                                  10,782,855
                                                                ------------
TELEPHONES -- 3.5% GTE North, Inc.
    6.400%                        02/15/05            2,075        2,073,199
Sprint Capital Corp.
    5.875%                        05/01/04            2,115        2,027,018
Vodafone Group P.L.C.
    6.650%                        05/01/08            2,000        1,945,886
WorldCom, Inc.
    6.400%                        08/15/05            2,205        2,124,409
                                                                ------------
                                                                   8,170,512
                                                                ------------
TRANSPORTATION -- 0.7%
United Air Lines, Inc.
    7.783%                        01/01/14            1,610        1,725,501
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $84,509,057)                                              85,122,794
                                                                ------------
YANKEE BONDS -- 3.1%
Banco Santiago S.A.
    7.000%                        07/18/07            3,730        3,487,076
Empresa Nacional Electric
    7.750%                        07/15/08            2,400        2,327,578
Korea Development Bank
    7.375%                        09/17/04            1,415        1,419,977
                                                                ------------
TOTAL YANKEE BONDS
  (Cost $7,515,359)                                                7,234,631
                                                                ------------

                       See Notes to Financial Statements.
36

                              HARRIS INSIGHT FUNDS
                          SHORT/INTERMEDIATE BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
============================================================================
   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------     ------------
COMMERCIAL PAPER -- 4.3%
Tyco International Group S.A.
  (Cost $9,941,917)
    6.970%                        01/31/01          $10,000     $  9,941,917
                                                                ------------
U.S. TREASURY OBLIGATIONS -- 3.8%
U.S. TREASURY BILLS*-- 0.1%
    6.110%                        02/15/01              125          124,019
    5.770%                        05/31/01               50           48,833
                                                                ------------
                                                                     172,852
                                                                ------------
U.S. TREASURY NOTES -- 3.7%
    6.625%                        07/31/01            1,185        1,191,711
    7.500%                        11/15/01            1,650        1,677,354
    5.875%                        11/30/01            2,290        2,296,978
    6.625%                        04/30/02            1,215        1,234,555
    6.000%a                       08/15/09            1,480        1,562,583
    5.750%a                       08/15/10              600          629,016
                                                                ------------
                                                                   8,592,197
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $8,662,267)                                                8,765,049
                                                                ------------

                                                   SHARES
                                                  ---------
TEMPORARY INVESTMENTS -- 2.6%
Goldman Sachs Financial Square
  Money Market Portfolio                          3,193,083        3,193,083
Goldman Sachs Institutional Liquid Assets
  Money Market Portfolio                          2,787,858        2,787,858
                                                                ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $5,980,941)                                                5,980,941
                                                                ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $232,278,370)                                           $232,969,723
                                                                ============
--------------
+ See Note 2a to the Financial Statements.
* Securities pledged as collateral for futures contracts.
a Total or partial security on loan.
MTN -- Medium Term Note.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.

                                         NUMBER OF      UNREALIZED
                                         CONTRACTS     APPRECIATION
                                         ---------     ------------
Futures Contracts -- Long Position
  U.S. Treasury Notes, March 2001           175          $572,852
                                            ===          ========

                       See Notes to Financial Statements.

                                            HARRIS INSIGHT FUNDS
                                        SHORT/INTERMEDIATE BOND FUND
                                     STATEMENT OF ASSETS AND LIABILITIES
                                             DECEMBER 31, 2000
=====================================================================================================================

ASSETS
   Investments at value (Cost $232,278,370) .........................................................    $232,969,723
   Collateral for securities loaned .................................................................       2,282,750
   Interest receivable ..............................................................................       2,783,537
   Receivable for securities sold ...................................................................      21,640,275
   Receivable for capital stock sold ................................................................       1,120,703
   Futures margin receivable ........................................................................          27,344
   Other assets .....................................................................................           6,226
                                                                                                         ------------
          Total assets ..............................................................................     260,830,558
                                                                                                         ------------

LIABILITIES
   Payable upon return of securities loaned .........................................................       2,282,750
   Payable for securities purchased .................................................................      25,286,489
   Payable for capital stock redeemed ...............................................................          55,143
   Dividends payable ................................................................................       1,260,939
   Accrued expenses .................................................................................         158,917
                                                                                                         ------------
          Total liabilities .........................................................................      29,044,238
                                                                                                         ------------

NET ASSETS
Applicable to 22,497,890 Institutional Shares, 379,495 N Shares and 17,583 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) .....................................    $231,786,320
                                                                                                         ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($227,766,658/22,497,890) ........................................................................          $10.12
                                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($3,841,665/379,495) .............................................................................          $10.12
                                                                                                               ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($177,997/17,583) ................................................................................          $10.12
                                                                                                               ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($10.12/0.965) (Note 5) ..........................................................................          $10.49
                                                                                                               ======

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
============================================================================
   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------     ------------
AGENCY OBLIGATIONS -- 5.4%
Federal Home Loan Mortgage Corp.
    6.750%                        03/15/31          $    26     $     28,070
Federal National Mortgage Association
    6.625%                        11/15/10           12,000       12,603,792
                                                                ------------
TOTAL AGENCY OBLIGATIONS
  (Cost $12,665,742)                                              12,631,862
                                                                ------------
ASSET-BACKED SECURITIES -- 12.3%
AK Bank Series 1998-A, Class 1
    9.298%                        07/15/05            1,123        1,061,704
ARG Funding Corp. Series 1999-1A,
  Class A2
    5.880%                        05/20/03            1,400        1,398,861
California Infrastructure Pacific Gas &
  Electric Series 1997-1, Class A7
    6.420%                        09/25/08              945          953,637
Charming Shoppes Master Trust
  Series 1997-1, Class A
    6.970%                        04/15/06            2,500        2,437,500
CIT Equipment Collateral Series 2000-2,
  Class A4
    6.930%                        07/20/11            1,450        1,483,830
Citibank Credit Card Issuance Trust
  Series 2000-C1, Class C1
    7.450%                        09/15/07              625          641,602
Citibank Credit Card Master Trust I
  Series 1997-3, Class A
    6.839%                        02/10/04            4,500        4,500,945
First Plus Home Loan Trust Series 1997-3,
  Class A6
    7.080%                        07/10/17            1,125        1,132,400
First USA Credit Card Master Trust
  Series 1998-9, Class C
    6.100%                        09/18/06            2,250        2,209,219
Household Home Equity Loan Trust
  Series 1999-1, Class A3
    7.210%                        10/20/30            3,000        3,062,730
MBNA Master Credit Card Trust
  Series 1998-C, Class C
    6.350%                        11/15/05            2,250        2,235,938
MBNA Master Credit Card Trust
  Series 2000-A, Class C
    7.900%                        07/16/07            2,500        2,584,375
Metris Master Trust Series 1997-1, Class A
    6.870%                        10/20/05            3,350        3,391,976
Team Fleet Financing Corp. Series 1997-1,
  Class A
    7.350%                        05/15/03            1,625        1,643,324
                                                                ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $28,575,607)                                              28,738,041
                                                                ------------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 22.4%
Chase Commercial Mortgage Securities
  Corp. Series 1997-1, Class A1
    7.270%                        07/19/04              785          797,900
Chase Mortgage Finance Corp.
  Series 1999-S10, Class A18
    6.500%                        08/25/29            2,700        2,696,625


   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------     ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A4
    6.869%                        11/25/08          $ 1,863     $  1,853,171
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A5
    4.198%                        11/25/08              626          594,101
Citicorp Mortgage Securities, Inc.
  Series 1993-13, Class A6
    6.689%                        11/25/08              377          385,009
DLJ Mortgage Acceptance Corp.
  Series 1996-M, Class A1
    7.067%                        11/28/11              531          522,380
DLJ Mortgage Acceptance Corp.
  Series 1998-A, Class A2
    6.402%                        05/25/28            1,277        1,190,443
Federal Home Loan Mortgage Corp.
  Series 1848, Class PG
    7.000%                        05/15/26            4,773        4,742,262
Federal Home Loan Mortgage Corp.
  Series 1875, Class SA IO
    5.950%                        09/15/03            5,149          624,269
Federal Home Loan Mortgage Corp.
  Series 2075, Class QG
    6.250%                        12/15/26            3,035        2,987,927
Federal Home Loan Mortgage Corp.
  Series 2131, Class VD
    6.000%                        05/15/14            2,412        2,347,407
Federal National Mortgage Association
  Series 145, Class 1 PO
    12.495%                       06/25/22            1,112          923,882
Federal National Mortgage Association
  Series 1993-187, Class L
    6.500%                        07/25/23            4,623        4,545,703
Federal National Mortgage Association
  Series 1993-210, Class S
    5.844%                        11/25/23            1,145        1,025,047
Federal National Mortgage Association
  Series 1997-20 IO
    1.840%                        03/25/27            8,019          334,307
LB-UBS Commercial Mortgage Trust
  Series 2000-C4, Class A1
    7.180%                        09/15/09            1,099        1,147,604
Merrill Lynch Mortgage Investors, Inc.
  Series 1998-C2, Class A1
    6.220%                        02/15/30              899          903,865
Morgan Stanley Capital I Series 1998-HF2,
  Class A1
    6.010%                        11/15/30            1,199        1,193,729
Morgan Stanley Capital I Series 1998-WF1,
  Class A1
    6.250%                        07/15/07              127          128,158
Morgan Stanley Capital I Series 1999-WF1,
  Class A2
    6.210%                        09/15/08            1,080        1,074,098
Norwest Asset Securities Corp.
  Series 1999-15 Class A1
    6.250%                        06/25/14            6,672        6,603,826

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
============================================================================
   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------     ------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
PNC Mortgage Securities Corp.
  Series 1997-5, Class A8
    6.750%                        10/25/27          $ 1,948     $  1,942,979
PNC Mortgage Securities Corp.
  Series 1998-9 Class 2A2 PO
    5.337%                        09/25/13            1,624        1,291,273
PNC Mortgage Securities Corp.
  Series 1998-11 Class 2A2 PO
    4.828%                        11/25/13            3,507        2,788,041
PNC Mortgage Securities Corp.
  Series 1999-2 Class 5X IO
    6.250%                        02/25/14            5,140          888,641
Residential Asset Securitization Trust
  Series 1998-A5, Class A5
    6.750%                        06/25/28            3,500        3,509,179
Residential Funding Mortgage Security I
  Series 1993-S20, Class A11
    7.250%                        06/25/08            1,524        1,570,849
Salomon Brothers Mortgage Securities VII
  Series 2000-C2, Class A2
    7.455%                        04/18/10            2,750        2,918,254
Structured Asset Securities Corp.
  Series 1998-R3, Class A1 IO
    6.100%                        01/15/13            4,732          794,823
                                                                ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $52,299,985)                                              52,325,752
                                                                ------------
MORTGAGE-BACKED SECURITIES -- 16.0%
Federal National Mortgage Association
    6.500%                        01/15/16            4,000        4,000,000
    6.000%                        01/15/31            3,045        2,948,416
    7.000%                        01/15/31           13,400       13,423,031
    8.000%                        01/15/31              240          245,962
Federal National Mortgage Association
  Pool #250888
    7.000%                        04/01/12              913          925,666
Federal National Mortgage Association
  Pool #305555
    9.000%                        01/01/25              122          126,778
Federal National Mortgage Asscciation
  Pool #323668
    6.000%                        08/01/13            5,173        5,155,640
Federal National Mortgage Association
  Pool #359740
    7.000%                        10/01/26              101          101,461
Federal National Mortgage Association
  Pool #364248
    7.000%                        01/01/27              245          246,885
Federal National Mortgage Association
  Pool #364731
    7.000%                        12/01/26              161          161,607
Government National Mortgage Association
  Pool #780167
    7.000%                        12/15/24            4,569        4,594,581


   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------     ------------
MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage Association
  Pool #781040
    7.500%                        11/15/17          $ 5,397     $  5,493,041
                                                                ------------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $37,159,271)                                              37,423,068
                                                                ------------
CORPORATE BONDS -- 27.1%
ELECTRIC -- 2.0%
Constellation Energy Group
    7.875%                        04/01/05            2,000        2,099,318
Duke Capital Corp.
    8.000%                        10/01/19            1,500        1,572,222
Public Service Electric & Gas Co.
    6.500%                        05/01/04            1,000          996,031
                                                                ------------
                                                                   4,667,571
                                                                ------------
FINANCE - BANK -- 2.2%
Bank One Corp.
    7.875%                        08/01/10            2,000        2,086,908
M & T Bank
    8.000%                        10/01/10            1,500        1,572,126
Mercantile Bancorp
    7.050%                        06/15/04            1,500        1,523,477
                                                                ------------
                                                                   5,182,511
                                                                ------------
FINANCE - NON-BANK -- 10.8%
Avalonbay Communities, Inc.
    8.250%                        07/15/08            1,800        1,911,456
Beneficial Finance Corp.
    9.130%                        07/25/01            1,000        1,015,876
Capital One Bank
    8.250%                        06/15/05            1,900        1,923,376
EOP Operating LP
    8.375%                        03/15/06            2,225        2,357,841
ERP Operating LP
    7.100%                        06/23/04            3,500        3,523,405
Ford Motor Credit Corp.
    5.800%                        01/12/09              675          611,390
General Motors Acceptance Corp.
    7.625%                        06/15/04            1,720        1,760,014
    5.850%                        01/14/09              110          100,709
    7.750%                        01/19/10            1,820        1,879,931
Goldman Sachs Group, Inc.
    7.625%                        08/17/05            2,000        2,083,768
Hartford Life, Inc.
    7.100%                        06/15/07            1,500        1,526,706
Household Finance Corp.
    6.000%                        05/01/04            1,000          982,232
Lehman Brothers Holdings, Inc.
    7.375%                        05/15/04            1,000        1,019,309
Morgan Stanley Dean Witter & Co.
    7.125%                        08/15/03            1,500        1,529,030
    7.750%                        06/15/05            1,000        1,051,782
Salomon Smith Barney Holdings, Inc.
    6.500%                        10/15/02              200          200,911
Spieker Properties LP
    6.800%                        05/01/04            1,670        1,667,614
                                                                ------------
                                                                  25,145,350
                                                                ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                    BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
============================================================================
   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------     ------------
CORPORATE BONDS (CONTINUED)
INDUSTRIAL -- 5.6%
Cendant Corp.
    7.750%                        12/01/03          $   825     $    803,725
Clear Channel Communications, Inc.
    7.250%                        09/15/03            1,500        1,520,118
Ford Motor Co.
    7.500%                        08/01/26              490          466,359
Lockheed Martin Corp.
    7.250%                        05/15/06            1,425        1,478,167
    8.500%                        12/01/29              700          796,679
Mirage Resorts, Inc.
    6.750%                        02/01/08            1,055          986,927
Pharmacia Corp.
    5.750%                        12/01/05            2,260        2,223,103
Time Warner, Inc.
    9.125%                        01/15/13              880        1,024,358
Tyco International Group S.A.
    7.000%                        06/15/28            1,700        1,614,255
Unilever Capital Corp.
    6.875%                        11/01/05            2,200        2,273,143
                                                                ------------
                                                                  13,186,834
                                                                ------------
OIL -- 1.4%
Conoco, Inc.
    6.950%                        04/15/29              245          240,629
El Paso Energy Corp.
    8.050%                        10/15/30              125          131,776
Enron Corp.
    6.950%                        07/15/28            1,890        1,776,600
Petro Mexicanos Finance, Ltd.
    5.720%                        11/15/03            1,024        1,013,185
                                                                ------------
                                                                   3,162,190
                                                                ------------
TELEPHONES -- 4.0%
GTE North, Inc.
    6.400%                        02/15/05            2,765        2,762,600
Sprint Capital Corp.
    5.875%                        05/01/04            2,000        1,916,802
    6.900%                        05/01/19              990          821,543
Vodafone Group P.L.C.
    6.650%                        05/01/08            1,660        1,615,085
    7.750%                        02/15/10              650          673,941
WorldCom, Inc.
    8.250%                        05/15/10            1,625        1,684,165
                                                                ------------
                                                                   9,474,136
                                                                ------------
TRANSPORTATION -- 1.1%
Boeing Co.
    8.750%                        09/15/31              590          720,684
CSX Corp.
    7.250%                        05/01/27            1,745        1,775,977
Federal Express Corp.
    6.720%                        01/15/22                3            2,715
                                                                ------------
                                                                   2,499,376
                                                                ------------
TOTAL CORPORATE BONDS
  (Cost $62,333,602)                                              63,317,968
                                                                ------------


   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------     ------------
YANKEE BONDS -- 2.7%
Banco Santiago S.A.
    7.000%                        07/18/07          $ 1,610     $  1,505,146
Empresa Nacional Electric
    7.750%                        07/15/08            1,700        1,648,701
Korea Development Bank
    7.375%                        09/17/04            1,045        1,048,675
Sony Corp.
    6.125%                        03/04/03            2,210        2,214,948
                                                                ------------
TOTAL YANKEE BONDS
  (Cost $6,548,377)                                                6,417,470
                                                                ------------
U.S. TREASURY OBLIGATIONS -- 8.2%
U.S. TREASURY BILLS* -- 0.2%
    5.800%                        05/31/01              330          322,474
                                                                ------------
U.S. TREASURY BONDS -- 0.9%
    8.750%                        08/15/20              375          515,514
    6.125%a                       08/15/29            1,430        1,557,808
                                                                ------------
                                                                   2,073,322
                                                                ------------
U.S. TREASURY NOTES -- 4.0%
    5.750%a                       08/15/10            9,000        9,435,240
                                                                ------------
U.S. TREASURY STRIPS -- 3.1%
    0.000%                        11/15/04            8,873        7,277,981
                                                                ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $18,474,210)                                              19,109,017
                                                                ------------
MUNICIPAL BONDS -- 0.7%
Atlanta, Georgia, Water & Wastewater
  Revenue Bonds Series A
  (Cost $1,403,683)
    5.000%                        11/01/38            1,675        1,614,332
                                                                ------------

                                                    SHARES
                                                  ---------
TEMPORARY INVESTMENTS -- 5.2%
Goldman Sachs Financial Square
  Money Market Portfolio                          6,029,934        6,029,934
Goldman Sachs Institutional Liquid Assets
  Money Market Portfolio                          6,083,268        6,083,268
                                                                ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $12,113,202)                                              12,113,202
                                                                ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $231,573,679)                                           $233,690,712
                                                                ============
--------------
+ See Note 2a to the Financial Statements.
* Security pledged as collateral for futures contracts.
a Total or partial security on loan.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.

                                       NUMBER OF       UNREALIZED
                                       CONTRACTS      APPRECIATION
                                       ---------      ------------
Futures Contracts -- Long Position
  U.S. Treasury Notes, March 2001         210           $700,547
                                          ===           ========

                       See Notes to Financial Statements.

                                                      HARRIS INSIGHT FUNDS
                                                            BOND FUND
                                               STATEMENT OF ASSETS AND LIABILITIES
                                                        DECEMBER 31, 2000
=====================================================================================================================

ASSETS
   Investments at value (Cost $231,573,679) .........................................................    $233,690,712
   Collateral for securities loaned .................................................................      11,444,145
   Interest receivable ..............................................................................       2,449,307
   Receivable for capital stock sold ................................................................          35,856
   Futures margin receivable ........................................................................          32,813
   Other assets .....................................................................................           9,083
                                                                                                         ------------
          Total assets ..............................................................................     247,661,916
                                                                                                         ------------

LIABILITIES
   Payable upon return of securities loaned .........................................................      11,444,145
   Payable for securities purchased .................................................................      20,554,168
   Payable for capital stock redeemed ...............................................................          58,975
   Dividends payable ................................................................................         605,935
   Accrued expenses .................................................................................         100,070
                                                                                                         ------------
          Total liabilities .........................................................................      32,763,293
                                                                                                         ------------

NET ASSETS
Applicable to 20,969,517 Institutional Shares, 394,270 N Shares and 3,147 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) .....................................    $214,898,623
                                                                                                         ============
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($210,901,735/20,969,517) ........................................................................          $10.06
                                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($3,965,242/394,270) .............................................................................          $10.06
                                                                                                               ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($31,646/3,147) ..................................................................................          $10.06
                                                                                                               ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($10.06/0.955) (Note 5) ..........................................................................          $10.53
                                                                                                               ======

                       See Notes to Financial Statements.
42

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE GOVERNMENT BOND FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
============================================================================
   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------      -----------
AGENCY OBLIGATIONS -- 36.5%
AID-Honduras
    13.000%                       06/01/01          $   115      $   117,866
AID-Peru
    9.980%                        08/01/08            2,720        3,037,882
Federal Home Loan Mortgage Corp.
    6.250%                        07/15/04            2,500        2,546,495
    7.010%                        07/11/07              850          858,825
    5.125%                        10/15/08            2,500        2,369,065
    5.750%                        03/15/09            1,000          983,115
    6.750%                        03/15/31            1,942        2,096,608
Federal National Mortgage Association
    6.400%                        06/14/04            2,085        2,100,931
    6.510%                        05/06/08            2,000        2,010,952
Private Export Funding Corp.
    7.030%                        10/31/03            1,650        1,711,727
Rowan Cos., Inc.
    6.150%                        07/01/10            3,667        3,646,850
Small Business Administration Participation
  Certificates Series 1995-20J, Class 1
    6.850%                        10/01/15            2,640        2,673,091
Small Business Administration Participation
  Certificates Series 1997-10C, Class 1
    6.950%                        05/01/07            1,051        1,069,734
                                                                 -----------
TOTAL AGENCY OBLIGATIONS
  (Cost $24,589,569)                                              25,223,141
                                                                 -----------
ASSET-BACKED SECURITIES -- 13.1%
Citibank Credit Card Master Trust I
  Series 1998-3, Class A
    5.800%                        02/07/05              525          523,851
Citibank Credit Card Master Trust I
  Series 1999-5, Class A
    6.100%                        05/15/08            1,000          999,238
Contimortgage Home Equity Loan Trust
  Series 1998-2, Class A5
    6.280%                        09/15/16            2,500        2,501,484
Green Tree Home Equity Loan Trust
  Series 1998-A, Class A5 IO
    8.000%                        06/15/29           10,000           90,625
Green Tree Home Equity Loan Trust
  Series 1999-A, Class A3
    5.980%                        04/15/18            2,875        2,871,516
Metris Master Trust Series 1997-1, Class A
    6.870%                        10/20/05            2,000        2,025,060
                                                                 -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $8,995,184)                                                9,011,774
                                                                 -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 13.7%
DLJ Mortgage Acceptance Corp.
  Series 1998-A, Class A2
    6.402%                        05/28/28            1,034          964,502
Federal Home Loan Mortgage Corp.
  Series 150, Class IO
    7.500%                        07/01/23              877          212,403


   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------      -----------
COLLATERALIZED MORTGAGE OBLIGATIONS (CONTINUED)
Federal Home Loan Mortgage Corp.
  Series 202 IO
    6.500%                        04/01/29          $ 1,686      $   446,677
Federal Home Loan Mortgage Corp.
  Series 1597, Class G PO
    10.188%                       07/15/23              954          877,385
Federal National Mortgage Association
  Series 1997-20 IO
    1.840%                        03/25/27            5,408          225,445
Federal National Mortgage Association
  Series 1998-M2, Class CP1 IO
    0.946%                        02/17/02           51,375          502,884
Federal National Mortgage Association
  Series 1998-T1, Class A
    6.608%                        12/28/28            1,811        1,838,295
First Union-Lehman Brothers Commercial
  Series 1997-C2, Class A3
    6.650%                        12/18/07            2,000        2,038,609
Government National Mortgage Association
  Series 1999-2, Class C PO
    5.375%                        12/20/23            1,972        1,688,089
Structured Asset Securities Corp.
  Series 1998-R3, Class A1 IO
    6.100%                        01/15/13            3,932          660,487
                                                                 -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $9,510,306)                                                9,454,776
                                                                 -----------
MORTGAGE-BACKED SECURITIES -- 18.3%
Federal Home Loan Mortgage Corp.
  Pool #865008
    7.931%                        02/01/18               26           26,707
Federal National Mortgage Association
    6.500%                        01/15/31            1,365        1,346,445
Federal National Mortgage Association
  Pool #8217
    11.000%                       12/01/15              703          773,888
Federal National Mortgage Association
  Pool #73738
    6.825%                        11/01/01            3,651        3,636,637
Federal National Mortgage Association
  Pool #303724
    6.000%                        01/01/11            1,952        1,960,690
Federal National Mortgage Association
  Pool #375255
    6.920%                        07/01/04              968          992,060
Government National Mortgage Association
  Pool #8720
    7.125%                        10/20/25              141          141,641
Government National Mortgage Association
  Pool #162989
    9.000%                        05/15/16                9            9,409
Government National Mortgage Association
  Pool #227125
    9.000%                        07/15/17                14          15,057

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE GOVERNMENT BOND FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
============================================================================
   COUPON                                            PAR
    RATE                          MATURITY           (000)          VALUE+
  ---------                       --------          -------      -----------
MORTGAGE-BACKED SECURITIES (CONTINUED)
Government National Mortgage Association
  Pool #346458
    8.000%                        03/15/23          $   127      $   131,766
Government National Mortgage Association
  Pool #352110
    7.000%                        08/15/23            1,924        1,951,953
Government National Mortgage Association
  Pool #780389
    9.000%                        08/15/09            1,563        1,645,142
                                                                 -----------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $12,336,384)                                              12,631,395
                                                                 -----------
U.S. TREASURY OBLIGATIONS -- 14.1%
U.S. TREASURY BILLS*-- 0.2%
    5.800%                        05/31/01              150          146,579
                                                                 -----------
U.S. TREASURY NOTES a -- 4.4%
    6.000%                        08/15/09            2,880        3,040,701
                                                                 -----------
U.S. TREASURY STRIPS -- 9.5%
    0.000%                        11/15/04            8,009        6,569,294
                                                                 -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $9,251,046)                                                9,756,574
                                                                 -----------


                                                    SHARES          VALUE+
                                                  ---------      -----------
TEMPORARY INVESTMENTS -- 4.3%
Goldman Sachs Financial Square
  Treasury Obligation Portfolio
  (Cost $2,991,918)                               2,991,918      $ 2,991,918
                                                                 -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $67,674,407)                                             $69,069,578
                                                                 ===========
--------------
+ See Note 2a to the Financial Statements.
* Security pledged as collateral for futures contracts.
a Total or partial security on loan.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.

                                        NUMBER OF      UNREALIZED
                                        CONTRACTS     APPRECIATION
                                        ---------     ------------
Futures Contracts -- Long Position
   U.S. Treasury Notes, March 2001         132          $440,375
                                           ===          ========

                       See Notes to Financial Statements.

                                                   HARRIS INSIGHT FUNDS
                                             INTERMEDIATE GOVERNMENT BOND FUND
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                     DECEMBER 31, 2000
=====================================================================================================================
ASSETS
   Investments at value (Cost $67,674,407) ..........................................................     $69,069,578
   Collateral for securities loaned .................................................................       3,168,000
   Interest receivable ..............................................................................         898,129
   Receivable for capital stock sold ................................................................          69,151
   Futures margin receivable ........................................................................          20,625
   Other assets                                                                                                11,976
                                                                                                          -----------
          Total assets ..............................................................................      73,237,459
                                                                                                          -----------

LIABILITIES
   Payable upon return of securities loaned .........................................................       3,168,000
   Payable for securities purchased .................................................................       1,330,306
   Payable for capital stock redeemed ...............................................................         138,443
   Dividends payable ................................................................................          22,317
   Accrued expenses .................................................................................          30,162
                                                                                                          -----------
          Total liabilities .........................................................................       4,689,228
                                                                                                          -----------

NET ASSETS
Applicable to 3,805,248 Institutional Shares, 334,211 N Shares and 2,965 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) .....................................     $68,548,231
                                                                                                          ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($62,968,808/3,805,248) ..........................................................................          $16.55
                                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($5,530,355/334,211) .............................................................................          $16.55
                                                                                                               ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($49,068/2,965) ..................................................................................          $16.55
                                                                                                               ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($16.55/0.965) (Note 5) ..........................................................................          $17.15
                                                                                                               ======

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000
=============================================================================
ANNUALIZED                                           PAR
YIELD/RATE                        MATURITY          (000)            VALUE+
----------                        --------          ------       ------------
MUNICIPAL BONDS -- 98.4%
ALABAMA -- 0.3%
University of Alabama Hospital Revenue
  Bonds Series A
    5.200%                        09/01/09          $  500       $    517,945
                                                                 ------------
ARIZONA -- 8.1%
Glendale, Arizona, Water & Sewer
  Revenue Bonds
    5.500%                        07/01/08           2,700          2,900,259
    5.500%                        07/01/09           5,000          5,393,550
Phoenix, Arizona, Civic Improvement Corp.
  Wastewater Systems Revenue Bonds
    6.250%                        07/01/16           4,945          5,611,190
Phoenix, Arizona, Civic Plaza Building
  Corporate Excise Tax Revenue Bonds
    6.000%                        07/01/12           1,000          1,069,420
Surprise, Arizona, Municipal Property
  Corporate Excise Tax Revenue Bonds
    5.375%                        07/01/14           1,000          1,046,400
                                                                 ------------
                                                                   16,020,819
                                                                 ------------
CALIFORNIA -- 1.9%
Sacramento County, California, Sanitation
  District Financing Authority Revenue
  Bonds Series A
    6.000%                        12/01/20           3,450          3,662,520
                                                                 ------------
CONNECTICUT -- 1.9%
Connecticut State General Obligation
  Bonds Series C
    4.500%                        12/15/09           1,000          1,012,480
New Haven, Connecticut, General
  Obligation Bonds Series B
    5.500%                        11/01/12           2,550          2,748,415
                                                                 ------------
                                                                    3,760,895
                                                                 ------------
DELAWARE -- 0.5%
Delaware River & Bay Authority, Delaware
  Revenue Bonds Series A
    5.700%                        01/01/19           1,000          1,051,410
                                                                 ------------
FLORIDA -- 3.0%
Jacksonville, Florida, Electric Authority
  Electric Systems Revenue Bonds
  Series 3A
    5.800%                        10/01/18           1,080          1,120,316
Jacksonville, Florida, Electric Authority
  Electric Systems Revenue Bonds
  Subseries D
    5.250%                        10/01/09           1,000          1,021,400
    5.300%                        10/01/10           1,000          1,021,380
    5.375%                        10/01/11           1,720          1,755,174
Miami-Dade County, Florida, Educational
  Facilities Authority Revenue Bonds
  Series A
    5.750%                        04/01/14           1,000          1,085,970
                                                                 ------------
                                                                    6,004,240
                                                                 ------------


ANNUALIZED                                           PAR
YIELD/RATE                        MATURITY          (000)            VALUE+
----------                        --------          ------       ------------
MUNICIPAL BONDS (CONTINUED)
GEORGIA -- 3.0%
College Park, Georgia, Business &
  Industrial Development Authority
  Revenue Bonds (Civic Center Project)
    5.500%                        09/01/09          $1,855       $  2,000,488
Fayette County, Georgia, Public Facilities
  Authority Criminal Justice Center
  Revenue Bonds
    6.000%                        06/01/16           1,500          1,668,615
    6.250%                        06/01/17           1,000          1,126,430
Forsyth County, Georgia, Water & Sewer
  Authority Revenue Bonds
    6.250%                        04/01/18           1,000          1,120,730
                                                                 ------------
                                                                    5,916,263
                                                                 ------------
ILLINOIS -- 4.6%
Chicago, Illinois, General Obligation Bonds
  (Neighborhoods Alive 21)
    6.125%                        01/01/22           2,265          2,495,147
Cook County, Illinois, General Obligation
  Bonds, Glencoe School District No. 035
    5.750%                        12/01/16           1,210          1,283,084
Illinois Health Facilities Authority Revenue
  Bonds (Advocate Health Care Network)
    6.250%                        11/15/14           2,500          2,610,125
    6.375%                        11/15/15           1,580          1,652,206
Illinois State Sales Tax Revenue Bonds
  Series V
    6.375%                        06/15/20           1,000          1,078,560
                                                                 ------------
                                                                    9,119,122
                                                                 ------------
INDIANA -- 2.8%
Anderson, Indiana, Economic Development
  Revenue Bonds (Anderson University
  Project)
    5.000%                        10/01/07           1,010            978,437
    5.000%                        10/01/08           1,015            979,475
Indiana University Revenue Bonds
  (Student Fee) Series M
    6.000%                        08/01/14           3,170          3,502,882
                                                                 ------------
                                                                    5,460,794
                                                                 ------------
KANSAS -- 3.3%
Kansas State Development Finance
  Authority Public Water Supply Revenue
  Bonds
    5.000%                        04/01/08             310            321,991
    5.200%                        04/01/12           1,000          1,045,010
Olathe, Kansas, Health Facilities Revenue
  Bonds (Olathe Medical Center Project)
  Series A
    5.375%                        09/01/08           1,000          1,054,770
    5.375%                        09/01/09           1,895          2,002,958
    5.500%                        09/01/10           1,000          1,068,680
    5.500%                        09/01/11           1,000          1,064,670
                                                                 ------------
                                                                    6,558,079
                                                                 ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2000
=============================================================================
ANNUALIZED                                           PAR
YIELD/RATE                        MATURITY          (000)            VALUE+
----------                        --------          ------       ------------
MUNICIPAL BONDS (CONTINUED)
KENTUCKY -- 0.5%
Hartford County, Kentucky, School District
  Financial Corp. School Building Revenue
  Bonds
    5.700%                        06/01/20          $  550       $    585,882
Kentucky State Property & Buildings
  Commission Revenue Bonds
  (Project No. 66) Series A
    5.000%                        05/01/04             300            308,013
                                                                 ------------
                                                                      893,895
                                                                 ------------
MASSACHUSETTS -- 9.4%
Lowell, Massachusetts, General Obligation
  Bonds
    6.000%                        02/15/14           1,160          1,292,901
    6.000%                        02/15/15           1,070          1,189,198
Massachusetts Health & Educational
  Facilities Authority Revenue Bonds
  (Smith College) Series D
    5.750%                        07/01/24           1,500          1,552,710
Massachusetts State General Obligation
  Bonds Series B
    6.000%                        06/01/15           2,000          2,198,960
    6.000%                        06/01/16           5,000          5,489,400
Springfield, Massachusetts, General
  Obligation Bonds (Municipal Purposes Loan)
    6.000%                        10/01/14           1,000          1,109,520
    6.000%                        10/01/15           2,000          2,208,380
Sterling, Massachusetts, General
  Obligation Bonds
    6.000%                        02/15/18           1,000          1,095,730
University of Massachusetts Building
  Facilities Authority Revenue Bonds
  Series A
    4.500%                        11/01/07           1,335          1,350,579
    4.600%                        11/01/09           1,000          1,014,440
                                                                 ------------
                                                                   18,501,818
                                                                 ------------
MICHIGAN -- 6.4%
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital) Series A
    5.000%                        11/01/04           1,075          1,042,449
Chippewa County, Michigan, Hospital
  Finance Revenue Bonds (Chippewa
  County War Memorial Hospital) Series B
    5.000%                        11/01/04           1,365          1,323,668
Lakeshore, Michigan, Public Schools
  General Obligation Bonds
    5.000%                        05/01/10             815            843,191
    5.000%                        05/01/11             340            350,210
Michigan State Hospital Finance Authority
  Revenue Bonds (Ascension Health
  Credit) Series A
    5.300%                        11/15/33           2,500          2,531,225


ANNUALIZED                                           PAR
YIELD/RATE                        MATURITY          (000)            VALUE+
----------                        --------          ------       ------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN (CONTINUED)
Michigan State Hospital Finance Authority
  Revenue Bonds (Chelsea Community
  Hospital)
    5.000%                        05/15/12          $2,380       $  2,092,115
Rochester, Michigan, Community School
  District General Obligation Bonds Series I
    5.500%                        05/01/07           1,240          1,318,740
Saline, Michigan, Area Schools General
  Obligation Bonds Series A
    5.750%                        05/01/16           2,000          2,128,960
Walled Lake, Michigan, Consolidated
  School District General Obligation Bonds
    5.750%                        05/01/14           1,000          1,073,780
                                                                 ------------
                                                                   12,704,338
                                                                 ------------
MINNESOTA -- 1.7%
St. Cloud, Minnesota, Health Care Revenue
  Bonds (St. Cloud Hospital Obligation
  Group-A)
    5.250%                        05/01/05           1,080          1,120,036
    5.500%                        05/01/15           1,080          1,134,011
    5.750%                        05/01/26           1,000          1,049,370
                                                                 ------------
                                                                    3,303,417
                                                                 ------------
MISSISSIPPI -- 3.7%
Mississippi River Bridge Authority Revenue
  Bonds
    6.750%                        11/01/12           6,000          6,353,940
Mississippi State General Obligation Bonds
    5.000%                        06/01/05           1,000          1,031,040
                                                                 ------------
                                                                    7,384,980
                                                                 ------------
MISSOURI -- 3.9%
Missouri State Health & Educational
  Facilities Authority Health Facilities
  Revenue Bonds (St. Anthony's Medical
  Center)
    6.000%                        12/01/06           1,445          1,506,803
    6.250%                        12/01/08             875            928,086
    6.250%                        12/01/09           1,725          1,832,519
Missouri State Roads & Highways Revenue
  Bonds Series A
    4.500%                        02/01/07             500            506,615
    4.500%                        02/01/08             320            324,054
St. Louis County, Missouri, Pattonville R-3
  School District General Obligation Bonds
    5.500%                        03/01/12           1,240          1,329,677
    5.750%                        03/01/17             450            484,394
    5.750%                        03/01/18             655            722,275
                                                                 ------------
                                                                    7,634,423
                                                                 ------------
MONTANA -- 1.5%
Forsyth, Montana, Pollution Control Revenue
  Bonds (Portland General Electric Co.
  Project) Series A
    4.600%                        05/01/33           3,000          2,990,010
                                                                 ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2000
=============================================================================
ANNUALIZED                                           PAR
YIELD/RATE                        MATURITY          (000)            VALUE+
----------                        --------          ------       ------------
MUNICIPAL BONDS (CONTINUED)
NEBRASKA -- 2.8%
Omaha, Nebraska, General Obligation Bonds
    5.000%                        12/01/09          $1,000       $  1,049,050
    4.600%                        12/01/11           1,000          1,010,230
Omaha, Nebraska, General Obligation Bonds
  Series A
    5.000%                        12/01/08           3,270          3,426,437
                                                                 ------------
                                                                    5,485,717
                                                                 ------------
NEW JERSEY -- 2.3%
Essex County, New Jersey, Improvement
  Authority Lease Revenue General
  Obligation Bonds (County Correctional
  Facilities Project)
    5.750%                        10/01/13           2,000          2,180,440
New Jersey State Transportation Corp.
  Certificate Participation (Federal
  Transportation Administration Grants)
  Series B
    5.000%                        09/15/12             300            311,292
New Jersey State Transportation Trust
  Fund Revenue Bonds (Transit Systems)
  Series A
    5.125%                        06/15/08           2,000          2,105,460
                                                                 ------------
                                                                    4,597,192
                                                                 ------------
NEW YORK -- 7.9%
New York Metropolitan Transportation
  Authority Dedicated Tax Fund Revenue
  Bonds Series A
    6.125%                        04/01/16           3,000          3,331,470
    6.125%                        04/01/17           2,000          2,213,060
New York State Thruway Authority Highway
  & Bridge Trust Fund Revenue Bonds
  Series A
    6.000%                        04/01/14           1,000          1,120,690
    6.000%                        04/01/15           1,000          1,115,010
    6.000%                        04/01/16           1,000          1,107,730
Suffolk County, New York, Longwood
  Central School District General
  Obligation Bonds
    5.625%                        06/15/08           1,080          1,171,055
    5.625%                        06/15/09           1,580          1,722,263
    5.700%                        06/15/14           1,670          1,835,748
    5.700%                        06/15/15           1,895          2,071,500
                                                                 ------------
                                                                   15,688,526
                                                                 ------------
NORTH CAROLINA -- 3.1%
Broad River, North Carolina, Water Authority
  Water System Revenue Bonds
    4.600%                        06/01/06             620            629,765
    4.700%                        06/01/09             680            694,185
    4.875%                        06/01/11             840            861,697
    5.250%                        06/01/16             250            256,685
Charlotte, North Carolina, Storm Water Fee
  Revenue Bonds
    5.650%                        06/01/14           1,000          1,075,740


ANNUALIZED                                           PAR
YIELD/RATE                        MATURITY          (000)            VALUE+
----------                        --------          ------       ------------
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
Cumberland County, North Carolina,
  Finance Corp. Installment Payment
  Revenue Bonds
    4.500%                        06/01/09          $1,000       $  1,006,930
    4.600%                        06/01/10           1,500          1,515,930
                                                                 ------------
                                                                    6,040,932
                                                                 ------------
OHIO -- 14.2%
Bowling Green State University, Ohio,
  General Receipts Revenue Bonds
    4.750%                        06/01/09             250            256,970
Cuyahoga County, Ohio, General
  Obligation Bonds
    5.750%                        12/01/15           4,000          4,401,120
Cuyahoga County, Ohio, Hospital Revenue
  Improvement Bonds (Metrohealth System
  Project) Series A
    5.500%                        02/15/12           1,000          1,073,970
    6.150%                        02/15/29           5,000          4,999,600
Franklin County, Ohio, Development
  Revenue Bonds (American Chemical
  Society Project)
    5.500%                        10/01/12           4,600          4,815,050
Hamilton County, Ohio, Sales Tax Revenue
  Bonds Subseries B
    5.750%                        12/01/17           4,000          4,299,920
Hamilton, Ohio, City School District School
  Improvement General Obligation Bonds
  Series A
    6.150%                        12/01/13             200            226,986
Ohio State University General Receipts
  Revenue Bonds Series A
    6.000%                        12/01/17           1,000          1,102,600
Plain, Ohio, Local School District General
  Obligation Bonds
    6.000%                        12/01/20           5,000          5,423,300
University of Akron General Receipts
  Revenue Bonds
    5.750%                        01/01/12           1,295          1,422,299
                                                                 ------------
                                                                   28,021,815
                                                                 ------------
PENNSYLVANIA -- 4.3%
Delaware River Port Authority of
  Pennsylvania & New Jersey Revenue
  Bonds
    5.750%                        01/01/15           1,000          1,077,040
    6.000%                        01/01/17           5,500          6,044,830
Pottsville, Pennsylvania, Hospital Authority
  Revenue Bonds (Ascension Health Credit)
  Series A
    5.200%                        11/15/09           1,335          1,404,607
                                                                 ------------
                                                                    8,526,477
                                                                 ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        INTERMEDIATE TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2000
=============================================================================
ANNUALIZED                                           PAR
YIELD/RATE                        MATURITY          (000)            VALUE+
----------                        --------          ------       ------------
MUNICIPAL BONDS (CONTINUED)
PUERTO RICO -- 0.6%
Puerto Rico Municipal Finance Agency
  General Obligation Bonds Series A
    6.000%                        08/01/16          $1,000       $  1,102,020
                                                                 ------------
TEXAS -- 2.1%
Houston, Texas, Water & Sewer System
  Revenue Bonds Series D
    6.125%                        12/01/25           2,000          2,076,720
West Central Texas Municipal Water
  District Revenue Bonds, Water
  Transmission Line Contract
    6.750%                        11/01/03           2,000          2,137,680
                                                                 ------------
                                                                    4,214,400
                                                                 ------------
VIRGINIA -- 2.4%
Norfolk, Virginia, Water System Revenue
  Bonds
    5.875%                        11/01/15           1,900          2,029,865
Richmond, Virginia, Industrial Development
  Authority Revenue Bonds
    5.450%                        01/01/21           1,750          1,766,870
Virginia State Transportation Board Revenue
  Bonds (Route 28 Project)
    6.000%                        04/01/10           1,000          1,038,370
                                                                 ------------
                                                                    4,835,105
                                                                 ------------
WASHINGTON -- 1.6%
Snohomish County, Washington, School
  District No. 201 General Obligation Bonds
    5.625%                        12/01/07           2,000          2,154,380
Washington State General Obligation Bonds
  Series A
    6.000%                        09/01/15           1,000          1,046,920
                                                                 ------------
                                                                    3,201,300
                                                                 ------------
WISCONSIN -- 0.6%
Hartford, Wisconsin, Sewer System
  Revenue Bonds
    4.750%                        04/01/03           1,225          1,225,931
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Cost $185,216,416)                                             194,424,383
                                                                 ------------


                                                    SHARES          VALUE+
                                                    ------       ------------
TEMPORARY INVESTMENTS -- 1.9%
Federated Tax-Free Obligation Fund                     660       $        660
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio              3,788,068          3,788,068
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $3,788,728)                                                 3,788,728
                                                                 ------------
TOTAL INVESTMENTS -- 100.3%
  (Cost $189,005,144)                                             198,213,111
                                                                 ------------
OTHER ASSETS AND LIABILITIES -- (0.3%)
Interest receivable and other assets                                2,455,277
Receivable for securities sold                                      2,803,827
Receivable for capital stock sold                                      25,000
Payable for securities purchased                                   (4,794,505)
Payable for capital stock redeemed                                   (200,000)
Dividends payable                                                    (819,697)
Accrued expenses                                                      (44,026)
                                                                 ------------
                                                                     (574,124)
                                                                 ------------
NET ASSETS -- 100.0%
Applicable to 18,203,586 Institutional
  Shares and 60,901 N Shares of beneficial
  interest outstanding, $.001 par value
  (Note 7)                                                       $197,638,987
                                                                 ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL SHARE
  ($196,980,077/18,203,586)                                            $10.82
                                                                       ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER N SHARE
  ($658,910/60,901)                                                    $10.82
                                                                       ======
--------------
+ See Note 2a to the Financial Statements.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT BOND FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000
=============================================================================
ANNUALIZED                                           PAR
YIELD/RATE                        MATURITY          (000)            VALUE+
----------                        --------          ------       ------------
MUNICIPAL BONDS -- 99.1%
ALABAMA -- 0.5%
University of Alabama Hospital Revenue
  Bonds Series A
    5.625%                        09/01/16          $  500       $    523,855
                                                                 ------------
ARIZONA -- 2.0%
Phoenix, Arizona, Civic Improvement Corp.
  Wastewater Systems Revenue Bonds
    6.250%                        07/01/16           2,000          2,269,440
                                                                 ------------
COLORADO -- 6.5%
Colorado Water Reserve Power
  Development Authority Clean Water
  Revenue Bonds Series A
    6.250%                        09/01/16           1,000          1,125,770
Pueblo, Colorado, Board of Waterworks
  Water Improvement Revenue Bonds
  Series A
    6.000%                        11/01/17           2,370          2,619,869
Pueblo County, Colorado, School District
  No. 070 Pueblo Rural General Obligation
  Bonds
    6.000%                        12/01/18           3,170          3,457,360
                                                                 ------------
                                                                    7,202,999
                                                                 ------------
DELAWARE -- 0.7%
Delaware River & Bay Authority, Delaware
  Revenue Bonds Series A
    5.750%                        01/01/29             750            793,470
                                                                 ------------
FLORIDA -- 1.0%
Miami-Dade County, Florida, Expressway
  Authority Toll System Revenue Bonds
    6.000%                        07/01/14           1,000          1,113,190
                                                                 ------------
GEORGIA -- 3.6%
Fayette County, Georgia, Public Facilities
  Authority Criminal Justice Center
  Revenue Bonds
    6.250%                        06/01/18           1,000          1,122,360
Fayette County, Georgia, Public Facilities
  Authority Revenue Bonds
    6.250%                        06/01/20             570            635,601
Forsyth County, Georgia, School District
  General Obligation Bonds
    6.000%                        02/01/14           1,000          1,119,280
    6.000%                        02/01/15           1,000          1,115,320
                                                                 ------------
                                                                    3,992,561
                                                                 ------------
ILLINOIS -- 11.3%
Chicago, Illinois, General Obligation Bonds
  (Neighborhoods Alive 21)
    6.125%                        01/01/22           2,000          2,203,220
Chicago, Illinois, General Obligation Bonds
  Series A
    6.000%                        01/01/19           1,535          1,691,294
    6.000%                        01/01/20           1,000          1,094,590


ANNUALIZED                                           PAR
YIELD/RATE                        MATURITY          (000)            VALUE+
----------                        --------          ------       ------------
MUNICIPAL BONDS (CONTINUED)
ILLINOIS (CONTINUED)
Illinois State General Obligation Bonds
    6.125%                        01/01/16          $5,000       $  5,490,700
University of Illinois, University Auxiliary
  Facilities Systems Revenue Bonds
  Series A
    6.000%                        04/01/16           1,870          2,086,396
                                                                 ------------
                                                                   12,566,200
                                                                 ------------
INDIANA -- 0.9%
Indiana Health Facilities Financing
  Authority Hospital Revenue Bonds
    5.250%                        02/15/14             700            714,441
    5.500%                        02/15/20             325            331,025
                                                                 ------------
                                                                    1,045,466
                                                                 ------------
KANSAS -- 1.5%
Olathe, Kansas, Health Facilities Medical
  Center Project Series A Revenue Bonds
    5.250%                        09/01/17             700            710,549
    5.400%                        09/01/20           1,000          1,014,960
                                                                 ------------
                                                                    1,725,509
                                                                 ------------
KENTUCKY -- 1.0%
Kentucky State Property & Buildings
  Commission Revenue Bonds
  (Project No. 65)
    6.000%                        02/01/14           1,000          1,110,710
                                                                 ------------
MASSACHUSETTS -- 12.6%
Brockton, Massachusetts, General
  Obligation Bonds
    5.750%                        06/01/16             750            807,015
    6.000%                        06/01/19           1,000          1,093,960
Holden, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
    6.000%                        03/01/16           1,000          1,104,670
Massachusetts State Consumer Loan
  General Obligation Bonds Series B
    6.000%                        06/01/14           3,000          3,317,700
Massachusetts State Development
  Finance Agency Revenue Bonds (Higher
  Education Smith College Issue)
    5.750%                        07/01/23           1,000          1,055,630
Massachusetts State Port Authority
  Revenue Bonds Series C
    6.125%                        07/01/17           1,000          1,103,910
Springfield, Massachusetts, General
  Obligation Bonds (Municipal Purposes
  Loan)
    6.250%                        10/01/19           5,000          5,545,250
                                                                 ------------
                                                                   14,028,135
                                                                 ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2000
=============================================================================
ANNUALIZED                                           PAR
YIELD/RATE                        MATURITY          (000)            VALUE+
----------                        --------          ------       ------------
MUNICIPAL BONDS (CONTINUED)
MICHIGAN -- 4.5%
Michigan State Hospital Finance Authority
  Revenue Bonds (Chelsea Community
  Hospital)
    5.375%                        05/15/19          $2,500       $  2,030,600
Oakland County, Michigan, Economic
  Development Corp. Limited Obligation
  Revenue Bonds (Cranbrook Educational
  Community) Series C
    6.900%                        11/01/14           2,725          3,027,747
                                                                 ------------
                                                                    5,058,347
                                                                 ------------
MINNESOTA -- 3.5%
St. Cloud, Minnesota, Health Care Revenue
  Bonds (St. Cloud Hospital Obligation
  Group A)
    6.250%                        05/01/19           3,530          3,891,543
                                                                 ------------
MISSISSIPPI -- 0.8%
Forrest County, Mississippi, Hospital
  Equipment & Facilities Revenue Bonds
  (Forrest County General Hospital)
    5.500%                        01/01/24             900            908,127
                                                                 ------------
MISSOURI -- 2.7%
Missouri State Health & Educational
  Facilities Revenue Bonds (Saint
  Anthony's Medical Center)
    6.125%                        12/01/19           2,000          2,035,700
    6.250%                        12/01/30           1,000          1,022,140
                                                                 ------------
                                                                    3,057,840
                                                                 ------------
NEBRASKA -- 0.3%
Omaha, Nebraska, General Obligation Bond
  Series B
    5.250%                        12/01/25             300            298,335
                                                                 ------------
NEW YORK -- 5.1%
New York City, New York, General Obligation
  Bonds Series A
    6.500%                        05/15/17           5,000          5,654,650
                                                                 ------------
NORTH CAROLINA -- 7.7%
Broad River, North Carolina Water
  Authority System Revenue Bonds
    5.750%                        06/01/17             635            682,276
    5.375%                        06/01/20           1,000          1,020,040
Charlotte, North Carolina, Storm Water Fee
  Revenue Bonds
    6.000%                        06/01/20           3,175          3,475,831
Cumberland County, North Carolina,
  Financial Corp. Installment Payment
  Revenue Bonds (Detention Center &
  Mental Health)
    5.250%                        06/01/24           1,000          1,001,540


ANNUALIZED                                           PAR
YIELD/RATE                        MATURITY          (000)            VALUE+
----------                        --------          ------       ------------
MUNICIPAL BONDS (CONTINUED)
NORTH CAROLINA (CONTINUED)
Iredell County, North Carolina, Public
  Facilities Corp. Installment Revenue
  Bonds
    6.000%                        06/01/15          $2,180       $  2,418,012
                                                                 ------------
                                                                    8,597,699
                                                                 ------------
OHIO -- 11.0%
Akron, Ohio, General Obligation Bonds
    6.500%                        11/01/15             865          1,010,571
Avon Lake, Ohio, City School District
  General Obligation Bonds
    5.750%                        12/01/14           1,000          1,093,490
Marysville, Ohio, General Obligation Bonds
    6.000%                        12/01/29           1,000          1,080,620
Nordonia Hills, Ohio, City School District
  General Obligation Bonds
    5.375%                        12/01/20           1,500          1,537,755
Plain, Ohio, Local School District General
  Obligation Bonds
    6.000%                        12/01/25           1,500          1,617,225
Steubenville, Ohio, Hospital Revenue Bonds
    6.375%                        10/01/20           1,000          1,012,530
    6.500%                        10/01/30           1,250          1,259,700
University of Akron, Ohio General Receipts
  Revenue Bonds
    6.000%                        01/01/15           2,235          2,469,452
    6.000%                        01/01/16           1,110          1,222,132
                                                                 ------------
                                                                   12,303,475
                                                                 ------------
OREGON -- 1.0%
Linn County, Oregon, Community School
  District General Obligation Bonds
    6.125%                        06/15/25           1,000          1,089,350
                                                                 ------------
PENNSYLVANIA -- 6.2%
Canon McMillan School District,
  Pennsylvania Capital Appreciation
  General Obligation Bond Series A
    0.000%                        12/01/26           2,220            547,075
Canon McMillan School District,
  Pennsylvania General Obligation Bond
  Series B
    5.500%                        12/01/29           5,000          5,118,650
Erie, Pennsylvania, School District General
  Obligation Bonds
    5.800%                        09/01/29           1,150          1,213,400
                                                                 ------------
                                                                    6,879,125
                                                                 ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              TAX-EXEMPT BOND FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2000
=============================================================================
ANNUALIZED                                           PAR
YIELD/RATE                        MATURITY          (000)            VALUE+
----------                        --------          ------       ------------
MUNICIPAL BONDS (CONTINUED)
RHODE ISLAND -- 2.2%
Cranston, Rhode Island, General Obligation
  Bonds
    6.375%                        11/15/14          $  500       $    566,535
    6.375%                        11/15/17           1,000          1,119,890
Rhode Island State & Providence
  Plantations Power Plant Project C
  General Obligation Bonds
    5.375%                        10/01/20             750            760,440
                                                                 ------------
                                                                    2,446,865
                                                                 ------------
TENNESSEE -- 1.0%
White House Utility District, Tennessee,
  Robertson & Sumner Counties Water
  Revenue Bonds
    6.000%                        01/01/26           1,000          1,072,460
                                                                 ------------
TEXAS -- 7.1%
Birdville, Texas, Independent School
  District General Obligation Bonds
    6.000%                        02/15/21           2,135          2,299,331
Leander, Texas, Independent School
  District General Obligation Bonds
    0.000%                        08/15/24           5,000          1,158,850
Lewisville, Texas, Independent School
  District Refunding General Obligation
  Bonds
    6.000%                        08/15/17           3,130          3,394,548
Northside, Texas, Independent School
  District General Obligation Bonds
    6.000%                        08/15/14           1,000          1,109,370
                                                                 ------------
                                                                    7,962,099
                                                                 ------------
VIRGINIA -- 4.4%
Henrico County, Virginia, Economic
  Development Authority Public Facilities
  Lease Revenue Bonds (Regional Jail
  Project)
    6.000%                        11/01/16           1,000          1,113,920
    6.125%                        11/01/17           2,405          2,691,267
Virginia State Reservoir Authority Clean
  Water Revenue Bonds (State Revolving
  Fund)
    6.000%                        10/01/17           1,000          1,108,850
                                                                 ------------
                                                                    4,914,037
                                                                 ------------
TOTAL MUNICIPAL BONDS
  (Cost $102,790,916)                                             110,505,487
                                                                 ------------


                                                    SHARES          VALUE+
                                                   -------       ------------
TEMPORARY INVESTMENTS -- 3.3%
Federated Tax-Free Obligation Fund                 803,694       $    803,694
Goldman Sachs Financial Square
  Tax-Exempt Money Market Portfolio              2,832,887          2,832,887
                                                                 ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $3,636,581)                                                 3,636,581
                                                                 ------------
TOTAL INVESTMENTS -- 102.4%
  (Cost $106,427,497)                                             114,142,068
                                                                 ------------
OTHER ASSETS AND LIABILITIES -- (2.4%)
Interest receivable and other assets                                1,669,477
Receivable for securities sold                                      1,519,364
Payable for securities purchased                                   (5,382,112)
Dividends payable                                                    (478,374)
Accrued expenses                                                      (31,998)
                                                                 ------------
                                                                   (2,703,643)
                                                                 ------------
NET ASSETS -- 100.0%
Applicable to 10,561,497 Institutional
  Shares and 106,949 N Shares of
  beneficial interest outstanding,
  $.001 par value (Note 7)                                       $111,438,425
                                                                 ============
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER INSTITUTIONAL SHARE
  ($110,321,253/10,561,497)                                            $10.45
                                                                       ======
NET ASSET VALUE, OFFERING AND
  REDEMPTION PRICE PER N SHARE
  ($1,117,172/106,949)                                                 $10.45
                                                                       ======

--------------
+ See Note 2a to the Financial Statements.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           CONVERTIBLE SECURITIES FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
================================================================================

                                                         SHARES        VALUE+
                                                         ------     -----------
COMMON STOCK -- 14.6%
BUSINESS SERVICES -- 1.7%
Oracle Corp.*a                                           27,000     $   786,375
                                                                    -----------
CHEMICALS -- 0.0%
Corning, Inc. a                                              95           5,017
                                                                    -----------
ELECTRONICS -- 0.7%
Network Plus Corp.*a                                      1,572           3,832
Rambus, Inc.*                                             8,000         292,000
Sensormatic Electronics Corp.*a                             767          15,388
Sensormatic Electronics Corp.*                            2,513               0
                                                                    -----------
                                                                        311,220
                                                                    -----------
HEALTH CARE SERVICES -- 2.7%
Laboratory Corp. of America Holdings*                     6,890       1,212,640
                                                                    -----------
MEDIA -- 1.0%
Omnicom Group, Inc.                                       5,176         428,961
                                                                    -----------
MISCELLANEOUS FINANCE -- 1.8%
Healthcare Financial Partners, Inc.,
  Series 144A* (Unit consisting of 1 common
  share and 0.4 warrants)                                10,905         185,385
Lehman Brothers Holdings, Inc. a                          9,000         608,625
                                                                    -----------
                                                                        794,010
                                                                    -----------
OFFICE EQUIPMENT -- 5.7%
Comverse Technology, Inc.*a                              11,000       1,194,875
EMC Corp.*                                               16,000       1,064,000
I2 Technologies, Inc.*a                                   6,000         326,625
                                                                    -----------
                                                                      2,585,500
                                                                    -----------
TELEPHONES -- 1.0%
Crown Castle International Corp.*a                          175           4,736
Leap Wireless International, Inc.*                          757          18,878
Qualcomm, Inc.*a                                          5,224         429,021
                                                                    -----------
                                                                        452,635
                                                                    -----------
TOTAL COMMON STOCK
  (Cost $4,641,267)                                                   6,576,358
                                                                    -----------
CONVERTIBLE PREFERRED STOCK -- 34.2%
AUTO RELATED -- 0.2%
Fleetwood Capital Trust, 6.000%, 02/15/28,
  Series 144A                                             5,000          81,250
                                                                    -----------
BANKS -- 0.9%
National Australia Bank, Ltd., 7.875%,
  Series UNIT a                                          13,500         386,437
                                                                    -----------
BUSINESS SERVICES -- 0.3%
Central Parking Finance Trust, 7.875%,
  Series 144A                                            10,000         126,250
                                                                    -----------
CONSTRUCTION -- 0.7%
Kaufman & Broad Home Corp.,
  8.250%, 08/16/01                                       32,200         315,962
                                                                    -----------


                                                         SHARES        VALUE+
                                                         ------     -----------
CONVERTIBLE PREFERRED STOCK (CONTINUED)
CONTAINERS -- 1.0%
Owens - Illinois, Inc., 4.750%                           15,000     $   195,000
Sealed Air Corp., $2.00, 04/01/18, Series A               7,500         241,875
                                                                    -----------
                                                                        436,875
                                                                    -----------
ELECTRIC & GAS -- 1.1%
TXU Corp. Income Prides, 9.250%, 08/16/01                10,000         504,375
                                                                    -----------
ELECTRICAL -- 0.8%
AES Trust VII, 6.000%, 05/15/08, Series 144A              5,000         343,750
                                                                    -----------
ELECTRONICS -- 2.6%
Amdocs, Ltd., 6.750%, 09/11/02                           10,000         580,000
Global Crossing, Ltd., 6.750%, 04/15/12                   1,000         147,750
Loral Space & Communications, Ltd.,
  6.000%, 02/15/07, Series 144A                           6,000          78,000
Merrill Lynch & Co., Inc., 7.875%, 02/01/01,
  Series "CBR" STRYPES                                    4,750          48,984
Network Plus Corp., 7.500%, 04/01/12                      8,000          56,000
Sensormatic Electronics Corp., 6.500%,
  Series 144A*                                           10,000         281,250
                                                                    -----------
                                                                      1,191,984
                                                                    -----------
ENERGY SERVICES -- 4.6%
Calpine Capital Trust, 5.750%, 11/01/04                   5,000         790,625
Calpine Capital Trust III, 5.000%, 08/01/05,
  Series 144A                                            10,000         601,250
Hanover Compressor Co. Capital Trust,
  7.250%, 12/15/29, Series 144A                           4,000         523,500
Southern Energy, Inc. Trust I,
  6.250%, 10/01/30, Series A                              3,000         186,000
                                                                    -----------
                                                                      2,101,375
                                                                    -----------
FOOD & BEVERAGES -- 0.4%
Suiza Capital Trust II, 5.500%, 04/01/28,
  Series 144A                                             5,000         187,500
                                                                    -----------
FOREST PRODUCTS & PAPER -- 1.3%
Georgia-Pacific PEPS, 7.500%, 08/16/04                   10,000         343,125
International Paper Capital Trust, 5.250%                 5,000         226,250
                                                                    -----------
                                                                        569,375
                                                                    -----------
HEALTH CARE SERVICES -- 0.3%
Express Scripts, Inc., 7.000%, 11/15/03                   1,000          93,000
Hybridon, Inc., 6.500%, 04/01/04, Series A                2,925          37,294
                                                                    -----------
                                                                        130,294
                                                                    -----------
HOTELS & RESTAURANTS -- 1.8%
Felcor Lodging Trust, Inc., $1.95, Series A              15,000         281,250
Innkeepers USA Trust, 8.625%, Series A                   30,000         536,250
                                                                    -----------
                                                                        817,500
                                                                    -----------
INSURANCE -- 2.9%
Conseco Finance Trust IV, 7.000%, 02/16/01,
  Series F                                               15,000         232,500
Metlife Capital Trust I, 8.000%, 05/15/03                10,000       1,095,000
                                                                    -----------
                                                                      1,327,500
                                                                    -----------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           CONVERTIBLE SECURITIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

                                                         SHARES        VALUE+
                                                         ------     -----------
CONVERTIBLE PREFERRED STOCK (CONTINUED)
MACHINERY & EQUIPMENT -- 2.1%
Calpine Capital Trust, 5.500%, 02/01/05,
  Series 144A                                            10,000     $   932,500
                                                                    -----------
MEDIA -- 1.5%
Cox Communications, Inc., 7.000%, 08/16/02                5,500         341,000
Merrill Lynch & Co., Inc., 6.250%, 07/01/01,
  Series "IGL" STRYPES                                   16,800         258,300
NBC Internet, Inc., 7.250%, 02/15/03                      6,000          77,625
                                                                    -----------
                                                                        676,925
                                                                    -----------
MISCELLANEOUS FINANCE -- 3.6%
Crescent Real Estate Equities Co., 6.750%,
  Series A                                               10,000         158,750
Equity Residential Properties Trust, 7.250%,
  Series G                                               20,000         498,750
Reckson Associates Realty Corp., 7.625%,
  Series A                                               13,000         307,125
Rouse Co., $3.00, Series B                               15,000         549,375
U.S. Restaurant Properties, Inc., 7.720%,
  Series A                                               10,000         134,375
                                                                    -----------
                                                                      1,648,375
                                                                    -----------
OFFICE EQUIPMENT -- 0.6%
Morgan Stanley Dean Witter & Co., 05/30/01,
  "SUNW" Reset PERQS a                                   40,000         255,000
                                                                    -----------
OIL & GAS -- 3.5%
Enron Corp., 7.000%, 07/31/02                            12,500         602,344
Weatherford International, Inc.,
  5.000%, 11/01/27, Series 144A                          20,000         990,000
                                                                    -----------
                                                                      1,592,344
                                                                    -----------
RAILROADS -- 1.0%
Union Pacific Capital Trust, 6.250%, 04/01/28,
  Series 144A                                            10,000         467,500
                                                                    -----------
TELEPHONES -- 3.0%
Crown Castle International Corp.,
  6.250%, 08/15/12                                        5,000         229,375
Salomon Smith Barney Holdings, Inc.,
  6.250%, 02/01/01, Series CSN                            9,800       1,112,300
                                                                    -----------
                                                                      1,341,675
                                                                    -----------
TOTAL CONVERTIBLE PREFERRED STOCK
  (Cost $16,684,665)                                                 15,434,746
                                                                    -----------


  COUPON                                           PAR
   RATE                          MATURITY          (000)               VALUE+
-----------                      --------         ------            -----------
CONVERTIBLE CORPORATE BONDS -- 49.9%
BANKS -- 0.2%
Bankatlantic Bancorp, Inc.
    5.625%                       12/01/07         $  130            $    89,050
                                                                    -----------
BUSINESS SERVICES -- 2.0%
Berkshire Hathaway, Inc.
    1.000%                       12/02/01            250                778,750
Critical Path, Inc., Series 144A
    5.750%                       04/01/05            200                136,500
                                                                    -----------
                                                                        915,250
                                                                    -----------
DRUGS -- 4.6%
Atrix Laboratories, Inc.
    7.000%                       12/01/04            500                506,875
Human Genome Sciences, Inc., Series 144A
    5.000%                       02/01/07            375                534,375
    3.750%                       03/15/07            500                430,000
IVAX Corp., Series 144A
    5.500%                       05/15/07            500                627,500
                                                                    -----------
                                                                      2,098,750
                                                                    -----------
ELECTRICAL -- 0.4%
Brightpoint Lyons, Inc., Series 144A
    0.000%                       03/11/18            750                202,500
                                                                    -----------
ELECTRONICS -- 23.9%
ACT Manufacturing, Inc., Series 144A
    7.000%                       04/15/07            250                148,125
Activision, Inc.
    6.750%                       01/01/05            500                455,625
Atmel Corp., Series 144A
    0.000%                       04/15/18          1,000                690,000
BEA Systems, Inc.
    4.000%                       12/15/06            350                777,437
Conexant Systems, Inc., Series 144A
    4.000%                       02/01/07            500                274,375
Cypress Semiconductor Corp. a
    4.000%                       02/01/05            750                585,937
Digital Island, Inc.
    6.000%                       02/15/05            250                 55,312
Exodus Communications, Inc.
    4.750%                       07/15/08            500                380,625
Juniper Networks, Inc.
    4.750%                       03/15/07          1,350              1,409,062
Kent Electronics Corp.
    4.500%                       09/01/04            475                400,187
Mercury Interactive Corp., Series 144A
    4.750%                       07/01/07            500                560,000
PerkinElmer, Inc.
    0.000%                       08/07/20            500                354,375
Quantum Corp.
    7.000%                       08/01/04            225                176,625
Rational Software Corp., Series 144A
    5.000%                       02/01/07            500                646,250
Redback Networks, Inc., Series 144A
    5.000%                       04/01/07            500                290,625
Siebel Systems, Inc.
    5.500%                       09/15/06            300                903,000

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                           CONVERTIBLE SECURITIES FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

  COUPON                                           PAR
   RATE                          MATURITY          (000)               VALUE+
-----------                      --------         ------            -----------
CONVERTIBLE CORPORATE BONDS (CONTINUED)
ELECTRONICS (CONTINUED)
Solectron Corp., Series 144A
    0.000%                       01/27/19         $1,650            $   981,750
Technomatix Technologies, Ltd., Series 144A
    5.250%                       08/15/04            630                411,075
Veritas Software Corp.
    1.856%                       08/13/06            500              1,288,750
                                                                    -----------
                                                                     10,789,135
                                                                    -----------
ENERGY SERVICES -- 0.3%
Transocean Sedco Forex, Inc.
    0.000%                       05/24/20            200                118,000
                                                                    -----------
FOOD & BEVERAGES -- 1.1%
Monumental Life Insurance Co., Series 144A
    2.000%                       10/15/07            500                510,625
                                                                    -----------
HEALTH CARE SERVICES -- 1.3%
Amerisource Health Corp.
    5.000%                       12/01/07            100                118,500
Wellpoint Health Networks, Inc.
    0.000%                       07/02/19            500                456,250
                                                                    -----------
                                                                        574,750
                                                                    -----------
HOTELS & RESTAURANTS -- 0.2%
Capstar Hotel Corp.
    4.750%                       10/15/04            100                 77,750
                                                                    -----------
INDUSTRIAL -- 4.7%
Analog Devices, Inc., Series 144A
    4.750%                       10/01/05          1,200              1,060,500
Corning, Inc.
    0.000%                       11/08/15          1,450              1,044,000
                                                                    -----------
                                                                      2,104,500
                                                                    -----------
INSURANCE -- 0.5%
Loews Corp.
    3.125%                       09/15/07            250                221,563
                                                                    -----------
MACHINERY & EQUIPMENT -- 0.3%
Advanced Energy Industries, Inc.
    5.250%                       11/15/06             50                 39,563
Friede Goldman Halter, Inc., Series 144A
    4.500%                       09/15/04            200                105,000
                                                                    -----------
                                                                        144,563
                                                                    -----------
MISCELLANEOUS FINANCE -- 1.8%
Goldman Sachs Group, Inc.
    2.000%                       07/01/06            500                568,750
    0.250%                       03/22/07            250                257,813
                                                                    -----------
                                                                        826,563
                                                                    -----------
OFFICE EQUIPMENT -- 0.5%
Citrix Systems, Inc., Series 144A
    0.000%                       03/22/19            200                 83,000
Efficient Networks, Inc., Series 144A
    5.000%                       03/15/05            250                127,188
                                                                    -----------
                                                                        210,188
                                                                    -----------

  COUPON                                           PAR
   RATE                          MATURITY          (000)               VALUE+
-----------                      --------         ------            -----------
CONVERTIBLE CORPORATE BONDS (CONTINUED)
OIL & GAS -- 2.5%
Devon Energy Corp.
    4.900%                       08/15/08         $  500            $   478,125
Kerr-McGee Corp.
    5.250%                       02/15/10            500                632,815
                                                                    -----------
                                                                      1,110,940
                                                                    -----------
POLLUTION CONTROL -- 1.1%
Waste Management, Inc.
    4.000%                       02/01/02            500                483,750
                                                                    -----------
TELEPHONES -- 4.5%
Allied Riser Communications Corp.,
  Series 144A
    7.500%                       06/15/07            300                 85,500
Clear Channel Communications, Inc.
    2.625%                       04/01/03            500                505,625
Level 3 Communications, Inc.
    6.000%                       09/15/09            300                214,500
    6.000%                       03/15/10            500                256,250
Nextel Communications, Inc., Series 144A
    5.250%                       01/15/10          1,000                732,500
Tel-Save Holdings, Inc., Series 144A
    5.000%                       12/15/04            500                236,875
                                                                    -----------
                                                                      2,031,250
                                                                    -----------
TOTAL CONVERTIBLE CORPORATE BONDS
  (Cost $22,442,486)                                                 22,509,127
                                                                    -----------

                                                  SHARES
                                                  ------
RIGHTS & WARRANTS -- 0.0%
Hybridon, Inc. Class A                            17,206                  2,478
Intermedia Communications, Inc.,
  Series 144A*                                       811                      0
                                                                    -----------
TOTAL RIGHTS & WARRANTS
  (Cost $0)                                                               2,478
                                                                    -----------
TEMPORARY INVESTMENTS -- 1.3%
Dreyfus Cash Management Plus #719                358,485                358,485
Goldman Sachs Financial Square
  Money Market Portfolio                          38,688                 38,688
J.P. Morgan Institutional Prime
  Money Market Portfolio                         204,560                204,560
                                                                    -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $601,733)                                                       601,733
                                                                    -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $44,370,151)                                                $45,124,442
                                                                    ===========

-------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.
a Total or partial security on loan.
PEPS -- Preferred Equity Participation Stock.
PERQS -- Perfomance Equity-Linked Redemption Quarterly-pay Securities. STRYPES -- Structured Yield Product Exchangeable for Stock.

                       See Notes to Financial Statements.

                                                    HARRIS INSIGHT FUNDS
                                                 CONVERTIBLE SECURITIES FUND
                                             STATEMENT OF ASSETS AND LIABILITIES
                                                      DECEMBER 31, 2000
=====================================================================================================================

ASSETS
   Investments at value (Cost $44,370,151) ..........................................................     $45,124,442
   Collateral for securities loaned .................................................................       3,427,485
   Dividends receivable .............................................................................          89,389
   Interest receivable ..............................................................................         274,878
   Receivable for securities sold ...................................................................         434,427
   Receivable for capital stock sold ................................................................           1,374
   Other assets .....................................................................................          11,071
                                                                                                          -----------
          Total assets ..............................................................................      49,363,066
                                                                                                          -----------

LIABILITIES
   Payable upon return of securities loaned .........................................................       3,427,485
   Payable for capital stock redeemed ...............................................................          58,343
   Accrued expenses .................................................................................          42,311
                                                                                                          -----------
          Total liabilities .........................................................................       3,528,139
                                                                                                          -----------

NET ASSETS
Applicable to 1,876,757 Institutional Shares, 10,696 N Shares and 752 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) .....................................     $45,834,927
                                                                                                          ===========
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($45,557,053/1,876,757) ..........................................................................          $24.27
                                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($259,627/10,696) ................................................................................          $24.27
                                                                                                               ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($18,247/752) ....................................................................................          $24.26
                                                                                                               ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($24.26/0.955) (Note 5) ..........................................................................          $25.40
                                                                                                               ======

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   EQUITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES         VALUE+
                                                        -------    ------------
COMMON STOCK -- 99.3%
AEROSPACE -- 6.9%
B.F. Goodrich Co.                                        82,600    $  3,004,575
Litton Industries, Inc.*a                               134,575      10,589,370
Lockheed Martin Corp.                                   257,100       8,728,545
United Technologies Corp.                                27,500       2,162,187
                                                                   ------------
                                                                     24,484,677
                                                                   ------------
AIR TRANSPORT -- 0.3%
Delta Air Lines, Inc.                                    23,500       1,179,406
                                                                   ------------
AUTO RELATED -- 0.3%
Visteon Corp.                                           101,976       1,172,724
                                                                   ------------
AUTOS -- 1.1%
Ford Motor Co.                                           52,314       1,226,109
General Motors Corp.                                     51,500       2,623,281
                                                                   ------------
                                                                      3,849,390
                                                                   ------------
BANKS -- 8.7%
Bank of New York Co., Inc.                              139,400       7,693,137
Citigroup, Inc.                                         130,333       6,655,129
Mellon Financial Corp.                                  167,600       8,243,825
Southtrust Corp.                                        207,650       8,448,759
                                                                   ------------
                                                                     31,040,850
                                                                   ------------
BUSINESS SERVICES -- 7.5%
Automatic Data Processing, Inc.                         155,600       9,851,425
Electronic Data Systems Corp.                           122,300       7,062,825
Fiserv, Inc.*                                            75,500       3,581,531
Oracle Corp.*a                                           86,000       2,504,750
Viad Corp.                                              169,200       3,891,600
                                                                   ------------
                                                                     26,892,131
                                                                   ------------
CASINOS -- 1.5%
Mandalay Resort Group*a                                 246,800       5,414,175
                                                                   ------------
CONTAINERS -- 0.3%
Crown Cork & Seal Co., Inc.                              65,500         487,156
Owens-Illinois, Inc.*                                   108,900         619,369
                                                                   ------------
                                                                      1,106,525
                                                                   ------------
DRUGS -- 7.1%
Genzyme Corp.*a                                          57,300       5,149,837
Merck & Co., Inc.                                        90,300       8,454,337
Schering Plough Corp.                                   205,400      11,656,450
                                                                   ------------
                                                                     25,260,624
                                                                   ------------
ELECTRIC & GAS -- 4.9%
Energy East Corp.                                       278,600       5,484,937
Reliant Energy, Inc.                                    278,300      12,053,869
                                                                   ------------
                                                                     17,538,806
                                                                   ------------
ELECTRICAL -- 1.0%
Emerson Electric Co.                                     43,400       3,420,462
                                                                   ------------


                                                        SHARES         VALUE+
                                                        -------    ------------
COMMON STOCK (CONTINUED)
ELECTRONICS -- 5.4%
Analog Devices, Inc.*a                                   32,300    $  1,653,356
Arrow Electronics, Inc.*a                                48,100       1,376,863
Intel Corp.                                             242,000       7,275,125
KEMET Corp.*a                                            95,000       1,436,875
Lattice Semiconductor Corp.*a                            86,200       1,578,538
Motorola, Inc.                                           70,500       1,427,625
Scientific-Atlanta, Inc.                                 25,700         836,856
Texas Instruments, Inc.                                  41,500       1,966,063
Vishay Intertechnology, Inc.*a                          115,050       1,740,131
                                                                   ------------
                                                                     19,291,432
                                                                   ------------
FOOD & BEVERAGES -- 2.3%
Smithfield Foods, Inc.*                                 265,300       8,065,120
                                                                   ------------
FOREST PRODUCTS & PAPER -- 1.0%
Georgia Pacific Corp. a                                 112,400       3,498,450
                                                                   ------------
HEALTH CARE SERVICES -- 7.5%
Beckman Coulter, Inc.                                   105,500       4,424,406
Hillenbrand Industries, Inc.                             60,000       3,090,000
St. Jude Medical, Inc.*a                                 92,000       5,652,250
Stryker Corp. a                                         123,600       6,252,924
Wellpoint Health Networks, Inc.*                         63,100       7,272,275
                                                                   ------------
                                                                     26,691,855
                                                                   ------------
HOTELS & RESTAURANTS -- 3.2%
Brinker International, Inc.*                             62,100       2,623,725
Darden Restaurants, Inc.                                288,025       6,588,572
Outback Steakhouse, Inc.*                                85,500       2,212,313
                                                                   ------------
                                                                     11,424,610
                                                                   ------------
INSURANCE -- 1.5%
Lincoln National Corp.                                   77,800       3,680,913
St. Paul Cos., Inc.                                      33,700       1,830,331
                                                                   ------------
                                                                      5,511,244
                                                                   ------------
MISCELLANEOUS FINANCE -- 7.8%
American Express Co.                                     77,000       4,230,188
Fannie Mae a                                            141,000      12,231,750
Lehman Brothers Holdings, Inc. a                        104,800       7,087,100
Morgan Stanley Dean Witter & Co.                         54,400       4,311,200
                                                                   ------------
                                                                     27,860,238
                                                                   ------------
OFFICE EQUIPMENT -- 6.1%
Adobe Systems, Inc. a                                    72,000       4,189,500
Compaq Computer Corp.                                   111,200       1,673,560
Dell Computer Corp.* a                                  119,600       2,085,525
International Business Machines Corp.                   102,300       8,695,500
Symantec Corp.*a                                        149,500       4,970,875
                                                                   ------------
                                                                     21,614,960
                                                                   ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   EQUITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES         VALUE+
                                                        -------    ------------
COMMON STOCK (CONTINUED)
OIL & GAS -- 11.9%
Coastal Corp.                                           201,300    $ 17,777,306
Conoco, Inc. Class B                                    398,500      11,531,594
Texaco, Inc.                                             41,300       2,565,763
USX-Marathon Group, Inc.                                380,800      10,567,200
                                                                   ------------
                                                                     42,441,863
                                                                   ------------
POLLUTION CONTROL -- 1.7%
Republic Services, Inc.*                                363,400       6,245,938
                                                                   ------------
RAILROADS -- 1.0%
Canadian Pacific, Ltd.                                  121,000       3,456,063
                                                                   ------------
RETAIL -- 4.8%
Bed, Bath & Beyond, Inc.*a                              232,700       5,206,663
BJ's Wholesale Club, Inc.*                              120,300       4,616,513
Federated Department Stores, Inc.*                       62,000       2,170,000
Intimate Brands, Inc. Class A                           160,400       2,406,000
Limited, Inc. a                                         150,800       2,573,025
                                                                   ------------
                                                                     16,972,201
                                                                   ------------
RETAIL - FOOD -- 1.3%
Supervalu, Inc.                                         189,400       2,627,925
Sysco Corp. a                                            63,800       1,914,000
                                                                   ------------
                                                                      4,541,925
                                                                   ------------
TELEPHONES -- 4.2%
BellSouth Corp.                                         172,100       7,045,344
SBC Communications, Inc.                                 49,000       2,339,750
Sprint Corp. (FON Group)                                 46,000         934,375
Verizon Communications, Inc.                             92,614       4,642,277
                                                                   ------------
                                                                     14,961,746
                                                                   ------------
TOTAL COMMON STOCK
  (Cost $320,962,432)                                               353,937,415
                                                                   ------------
TEMPORARY INVESTMENTS -- 0.7%
Dreyfus Cash Management Plus #719                     2,319,245       2,319,245
Goldman Sachs Financial Square
  Money Market Portfolio                                      5               5
J.P. Morgan Institutional Prime
  Money Market Portfolio                                     35              35
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $2,319,285)                                                   2,319,285
                                                                   ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $323,281,717)                                              $356,256,700
                                                                   ============
-------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.
a Total or partial security on loan.

                       See Notes to Financial Statements.

                                                   HARRIS INSIGHT FUNDS
                                                        EQUITY FUND
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                     DECEMBER 31, 2000
=====================================================================================================================

ASSETS
   Investments at value (Cost $323,281,717) .........................................................    $356,256,700
   Collateral for securities loaned .................................................................      53,629,027
   Dividends receivable .............................................................................         234,194
   Interest receivable ..............................................................................          21,514
   Receivable for securities sold ...................................................................       6,360,904
   Receivable for capital stock sold ................................................................         204,336
   Other assets .....................................................................................           9,222
                                                                                                         ------------
          Total assets ..............................................................................     416,715,897
                                                                                                         ------------

LIABILITIES
   Payable upon return of securities loaned .........................................................      53,629,027
   Payable for capital stock redeemed ...............................................................         412,636
   Accrued expenses .................................................................................         376,745
                                                                                                         ------------
          Total liabilities .........................................................................      54,418,408
                                                                                                         ------------

NET ASSETS
Applicable to 27,587,955 Institutional Shares, 1,277,365 N Shares and 12,841 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) .....................................    $362,297,489
                                                                                                         ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($346,111,750/27,587,955) ........................................................................          $12.55
                                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($16,024,597/1,277,365) ..........................................................................          $12.55
                                                                                                               ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($161,142/12,841) ................................................................................          $12.55
                                                                                                               ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($12.55/0.945) (Note 5) ..........................................................................          $13.28
                                                                                                               ======

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               EQUITY INCOME FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    -----------
COMMON STOCK -- 97.7%
AEROSPACE -- 6.6%
B.F. Goodrich Co.                                        39,200    $ 1,425,900
Northrop Grumman Holdings Corp.                          12,800      1,062,400
Rockwell International Corp.                             18,800        895,350
United Technologies Corp.                                16,400      1,289,450
                                                                   -----------
                                                                     4,673,100
                                                                   -----------
AIR TRANSPORT -- 1.0%
AMR Corp.*                                               17,900        701,456
                                                                   -----------
ALCOHOLIC BEVERAGES & TOBACCO-- 1.5%
Anheuser-Busch Cos., Inc.                                23,400      1,064,700
                                                                   -----------
AUTOS -- 1.0%
Ford Motor Co.                                           29,437        689,930
                                                                   -----------
BANKS -- 11.1%
Bank One Corp. a                                         17,267        632,404
BB&T Corp.                                               18,000        671,625
Chase Manhattan Corp. a                                  53,300      2,421,819
Citigroup, Inc.                                          17,166        876,539
FleetBoston Financial Corp. a                            32,400      1,217,025
Keycorp                                                  20,200        565,600
Mellon Financial Corp.                                   29,800      1,465,787
                                                                   -----------
                                                                     7,850,799
                                                                   -----------
BUSINESS SERVICES -- 1.7%
Oracle Corp.*                                            40,000      1,165,000
                                                                   -----------
CHEMICALS -- 4.7%
Air Products & Chemicals, Inc.                           15,000        615,000
Dow Chemical Co. a                                       10,500        384,562
Eastman Chemical Co.                                      8,500        414,375
Minnesota Mining & Manufacturing Co.                     15,800      1,903,900
                                                                   -----------
                                                                     3,317,837
                                                                   -----------
DRUGS -- 8.6%
Amgen, Inc.* a                                           29,400      1,879,762
Bristol-Myers Squibb Co.                                 32,600      2,410,362
IVAX Corp.*                                              18,500        708,550
Pfizer, Inc.                                             22,825      1,049,950
                                                                   -----------
                                                                     6,048,624
                                                                   -----------
ELECTRIC & GAS -- 7.2%
Constellation Energy Group a                              7,600        342,475
DTE Energy Co. a                                         15,000        584,062
Entergy Corp.                                            25,200      1,066,275
Exelon Corp.                                             10,412        731,027
GPU, Inc.                                                18,700        688,394
KeySpan Corp. a                                           9,000        381,375
NiSource, Inc. a                                         20,000        615,000
TXU Corp. a                                              15,000        664,687
                                                                   -----------
                                                                     5,073,295
                                                                   -----------
ELECTRICAL -- 1.9%
Cooper Industries, Inc.                                  17,000        780,937
General Electric Co.                                     11,400        546,488
                                                                   -----------
                                                                     1,327,425
                                                                   -----------


                                                        SHARES        VALUE+
                                                        -------    -----------
COMMON STOCK (CONTINUED)
ELECTRONICS -- 3.2%
Arrow Electronics, Inc.*a                                38,000    $ 1,087,750
Intel Corp.                                               8,200        246,513
KEMET Corp.*a                                            28,000        423,500
Redback Networks, Inc.*a                                  2,700        110,531
Vishay Intertechnology, Inc.*a                           24,700        373,588
                                                                   -----------
                                                                     2,241,882
                                                                   -----------
FOREST PRODUCTS & PAPER -- 1.3%
Weyerhaeuser Co.                                         18,800        954,100
                                                                   -----------
HEALTH CARE SERVICES -- 6.2%
Cigna Corp.                                              22,100      2,923,830
Medtronic, Inc.                                          24,264      1,464,939
                                                                   -----------
                                                                     4,388,769
                                                                   -----------
INSURANCE -- 2.6%
Cincinnati Financial Corp.                               14,400        569,700
Lincoln National Corp.                                    7,000        331,188
Providian Financial Corp. a                              16,500        948,750
                                                                   -----------
                                                                     1,849,638
                                                                   -----------
MACHINERY & EQUIPMENT -- 1.1%
Applied Materials, Inc.*                                  3,800        145,113
Tyco International, Ltd.                                 10,800        599,400
                                                                   -----------
                                                                       744,513
                                                                   -----------
MISCELLANEOUS FINANCE -- 3.8%
Capital One Financial Corp. a                             8,900        585,731
Lehman Brothers Holdings, Inc. a                         14,200        960,275
Merrill Lynch & Co., Inc.                                16,400      1,118,275
                                                                   -----------
                                                                     2,664,281
                                                                   -----------
OFFICE EQUIPMENT -- 10.4%
Adobe Systems, Inc. a                                    20,800      1,210,300
Cisco Systems, Inc.*a                                    21,400        818,550
Compaq Computer Corp.                                    12,400        186,620
Dell Computer Corp.*a                                    34,600        603,338
EMC Corp.*                                               20,000      1,330,000
International Business Machines Corp. a                  12,600      1,071,000
Mercury Interactive Corp.*a                               2,700        243,506
Microsoft Corp.*                                         16,000        695,000
Sun Microsystems, Inc.*                                  43,400      1,207,063
                                                                   -----------
                                                                     7,365,377
                                                                   -----------
OIL & GAS -- 11.2%
BP Amoco P.L.C. ADR                                      12,464        596,714
Exxon Mobil Corp.                                        29,900      2,599,431
Kerr-McGee Corp. a                                       20,300      1,358,831
Phillips Petroleum Co.                                    9,400        534,625
Royal Dutch Petroleum Co.                                23,200      1,405,050
USX-Marathon Group, Inc.                                 51,500      1,429,125
                                                                   -----------
                                                                     7,923,776
                                                                   -----------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               EQUITY INCOME FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    -----------
COMMON STOCK (CONTINUED)
RETAIL -- 2.4%
BJ's Wholesale Club, Inc.*                               21,900    $   840,413
Sears, Roebuck & Co.                                      7,200        250,200
Target Corp.                                             18,800        606,300
                                                                   -----------
                                                                     1,696,913
                                                                   -----------
TELEPHONES -- 6.1%
Ericsson (LM) Telefonaktiebolaget ADR a                  28,300        316,606
Qwest Communications International, Inc.*                32,369      1,327,129
SBC Communications, Inc.                                 27,418      1,309,210
Verizon Communications, Inc.                             26,748      1,340,744
                                                                   -----------
                                                                     4,293,689
                                                                   -----------
THRIFT INSTITUTIONS -- 4.1%
Washington Mutual, Inc. a                                54,050      2,868,028
                                                                   -----------
TOTAL COMMON STOCK
  (Cost $46,641,782)                                                68,903,132
                                                                   -----------
TEMPORARY INVESTMENTS -- 2.3%
Dreyfus Cash Management Plus #719                       997,825        997,825
Goldman Sachs Financial Square
  Money Market Portfolio                                210,623        210,623
J.P. Morgan Institutional Prime
  Money Market Portfolio                                379,323        379,323
                                                                   -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $1,587,771)                                                  1,587,771
                                                                   -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $48,229,553)                                               $70,490,903
                                                                   ===========
--------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.
a Total or partial security on loan.
ADR -- American Depositary Receipt.

                       See Notes to Financial Statements.

                                                   HARRIS INSIGHT FUNDS
                                                    EQUITY INCOME FUND
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                     DECEMBER 31, 2000
=====================================================================================================================

ASSETS
   Investments at value (Cost $48,229,553) ..........................................................     $70,490,903
   Collateral for securities loaned .................................................................      21,338,333
   Dividends receivable .............................................................................          83,247
   Interest receivable ..............................................................................          13,199
   Receivable for capital stock sold ................................................................          23,606
   Other assets .....................................................................................           7,377
                                                                                                          -----------
          Total assets ..............................................................................      91,956,665
                                                                                                          -----------

LIABILITIES
   Payable upon return of securities loaned .........................................................      21,338,333
   Payable for capital stock redeemed ...............................................................           3,243
   Accrued expenses .................................................................................          57,395
                                                                                                          -----------
          Total liabilities .........................................................................      21,398,971
                                                                                                          -----------

NET ASSETS
Applicable to 3,376,508 Institutional Shares, 275,262 N Shares and 28,262 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) .....................................     $70,557,694
                                                                                                          ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($64,739,452/3,376,508) ..........................................................................          $19.17
                                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($5,276,508/275,262) .............................................................................          $19.17
                                                                                                               ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($541,734/28,262) ................................................................................          $19.17
                                                                                                               ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($19.17/0.945) (Note 5) ..........................................................................          $20.29
                                                                                                               ======

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK -- 94.8%
AEROSPACE -- 3.8%
Lockheed Martin Corp.                                    61,600    $  2,091,320
Textron, Inc.                                            15,730         731,445
United Technologies Corp.                                45,850       3,604,956
                                                                   ------------
                                                                      6,427,721
                                                                   ------------
ALCOHOLIC BEVERAGES & TOBACCO-- 1.5%
Anheuser-Busch Cos., Inc.                                55,620       2,530,710
                                                                   ------------
APPAREL, TEXTILES -- 1.3%
Jones Apparel Group, Inc.*                               66,200       2,130,812
                                                                   ------------
BANKS -- 4.5%
Bank of America Corp.                                    31,900       1,463,412
Bank of New York Co., Inc.                               19,500       1,076,156
Citigroup, Inc.                                          83,364       4,256,774
Wells Fargo Co.                                          15,400         857,587
                                                                   ------------
                                                                      7,653,929
                                                                   ------------
BUSINESS SERVICES -- 5.9%
Automatic Data Processing, Inc.                          40,200       2,545,162
Fiserv, Inc.*                                            20,000         948,750
Manpower, Inc.                                           44,330       1,684,540
Oracle Corp.*a                                          167,220       4,870,282
                                                                   ------------
                                                                     10,048,734
                                                                   ------------
CHEMICALS -- 0.3%
Corning, Inc. a                                          11,300         596,781
                                                                   ------------
COSMETICS & SOAP -- 2.0%
Colgate-Palmolive Co. a                                  26,260       1,695,083
Procter & Gamble Co. a                                   21,860       1,714,644
                                                                   ------------
                                                                      3,409,727
                                                                   ------------
DRUGS -- 14.2%
Abbott Laboratories, Inc.                                34,214       1,657,241
American Home Products Corp.                             20,320       1,291,336
Amgen, Inc.*                                             35,800       2,288,962
Bristol-Myers Squibb Co.                                 50,320       3,720,535
Cardinal Health, Inc.                                    38,340       3,819,622
Genzyme Corp.*a                                          15,600       1,402,050
Merck & Co., Inc.                                        19,995       1,872,032
Pfizer, Inc.                                             56,850       2,615,100
Schering Plough Corp.                                    96,910       5,499,642
                                                                   ------------
                                                                     24,166,520
                                                                   ------------
ELECTRIC & GAS -- 0.2%
Reliant Energy, Inc.                                      9,100         394,144
                                                                   ------------
ELECTRICAL -- 3.4%
General Electric Co.                                    119,780       5,741,954
                                                                   ------------




                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK (CONTINUED)
ELECTRONICS -- 4.6%
America Online, Inc.*                                    34,950    $  1,216,260
Intel Corp.                                             107,220       3,223,301
Lucent Technologies, Inc.                                57,556         777,006
Motorola, Inc.                                           28,500         577,125
Nortel Networks Corp. a                                  40,560       1,300,455
SCI Systems, Inc.*a                                      29,970         790,459
                                                                   ------------
                                                                      7,884,606
                                                                   ------------
FOOD & BEVERAGES -- 3.1%
Coca-Cola Enterprises, Inc.                              50,000         950,000
Quaker Oats Co.                                          44,330       4,316,634
                                                                   ------------
                                                                      5,266,634
                                                                   ------------
HEALTH CARE SERVICES -- 2.0%
Beckman Coulter, Inc.                                    33,360       1,399,035
Stryker Corp. a                                          23,500       1,188,865
Tenet Healthcare Corp.*a                                 17,000         755,437
                                                                   ------------
                                                                      3,343,337
                                                                   ------------
INSURANCE -- 2.9%
American International Group, Inc.                       24,198       2,385,015
MGIC Investment Corp.                                    36,990       2,494,513
                                                                   ------------
                                                                      4,879,528
                                                                   ------------
MACHINERY & EQUIPMENT -- 3.5%
Applied Materials, Inc.*                                 50,100       1,913,194
Tyco International, Ltd.                                 72,540       4,025,970
                                                                   ------------
                                                                      5,939,164
                                                                   ------------
MEDIA -- 0.5%
Dow Jones & Co., Inc.                                    14,280         808,605
                                                                   ------------
MISCELLANEOUS FINANCE -- 4.6%
Fannie Mae                                               28,370       2,461,098
Lehman Brothers Holdings, Inc. a                         22,080       1,493,160
Morgan Stanley Dean Witter & Co.                         48,700       3,859,475
                                                                   ------------
                                                                      7,813,733
                                                                   ------------
OFFICE EQUIPMENT -- 11.1%
Cisco Systems, Inc.*                                    116,700       4,463,775
Compaq Computer Corp.                                    53,000         797,650
Dell Computer Corp.*a                                    39,840         694,710
EMC Corp.*                                               11,700         778,050
Hewlett Packard Co.                                      45,920       1,449,350
International Business Machines Corp.                    23,420       1,990,700
Microsoft Corp.*                                         72,300       3,140,531
Network Appliance, Inc.*a                                23,800       1,527,663
Sun Microsystems, Inc.*                                 116,700       3,245,719
VERITAS Software Corp.*a                                  9,000         787,500
                                                                   ------------
                                                                     18,875,648
                                                                   ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   GROWTH FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK (CONTINUED)
OIL & GAS -- 12.7%
Apache Corp.                                             46,370    $  3,248,798
Coastal Corp.                                            66,060       5,833,924
Conoco, Inc. Class B                                     44,400       1,284,825
Exxon Mobil Corp.                                        24,100       2,095,194
Kerr-McGee Corp. a                                       21,010       1,406,357
Ultramar Diamond Shamrock Corp.                          96,030       2,964,926
USX-Marathon Group, Inc.                                174,040       4,829,610
                                                                   ------------
                                                                     21,663,634
                                                                   ------------
POLLUTION CONTROL -- 1.0%
Republic Services, Inc.*                                 98,800       1,698,125
                                                                   ------------
RETAIL -- 4.1%
Bed, Bath & Beyond, Inc.*a                               77,100       1,725,113
Home Depot, Inc.                                         20,300         927,456
Limited, Inc. a                                          95,900       1,636,294
Target Corp.                                             82,280       2,653,530
                                                                   ------------
                                                                      6,942,393
                                                                   ------------
RETAIL - FOOD -- 2.3%
Safeway, Inc.*a                                          41,230       2,576,875
Starbucks Corp.*                                         29,900       1,323,075
                                                                   ------------
                                                                      3,899,950
                                                                   ------------
TELEPHONES -- 5.3%
ADC Telecommunications, Inc.*a                           39,550         716,844
AT&T Corp. a                                             55,800         966,038
SBC Communications, Inc.                                109,188       5,213,727
Verizon Communications, Inc.                             43,638       2,187,355
                                                                   ------------
                                                                      9,083,964
                                                                   ------------
TOTAL COMMON STOCK
  (Cost $113,064,307)                                               161,200,353
                                                                   ------------
TEMPORARY INVESTMENTS -- 5.2%
Dreyfus Cash Management Plus #719                     3,831,503       3,831,503
Goldman Sachs Financial Square
  Money Market Portfolio                                 58,396          58,396
J.P. Morgan Institutional Prime
  Money Market Portfolio                              5,030,136       5,030,136
                                                                   ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $8,920,035)                                                   8,920,035
                                                                   ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $121,984,342)                                              $170,120,388
                                                                   ============
-------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.
a Total or partial security on loan.

                       See Notes to Financial Statements.

                                                   HARRIS INSIGHT FUNDS
                                                        GROWTH FUND
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                     DECEMBER 31, 2000
=====================================================================================================================

ASSETS
   Investments at value (Cost $121,984,342) ........................................................     $170,120,388
   Collateral for securities loaned ................................................................       25,134,510
   Dividends receivable ............................................................................           75,902
   Interest receivable .............................................................................           24,524
   Receivable for capital stock sold ...............................................................        3,312,524
   Other assets ....................................................................................            9,267
                                                                                                         ------------
          Total assets .............................................................................      198,677,115
                                                                                                         ------------

LIABILITIES
   Payable upon return of securities loaned ........................................................       25,134,510
   Payable for capital stock redeemed ..............................................................            2,787
   Accrued expenses ................................................................................          159,051
                                                                                                         ------------
          Total liabilities ........................................................................       25,296,348
                                                                                                         ------------

NET ASSETS
Applicable to 6,695,165 Institutional Shares, 256,434 N Shares and 30,807 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) ....................................     $173,380,767
                                                                                                         ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($166,309,348/6,695,165) ........................................................................           $24.84
                                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($6,313,260/256,434) ............................................................................           $24.62
                                                                                                               ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($758,159/30,807) ...............................................................................           $24.61
                                                                                                               ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($24.61/0.945) (Note 5) .........................................................................           $26.04
                                                                                                               ======

                       See Notes to Financial Statements.

                                HARRIS INSIGHT FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK -- 99.0%
AEROSPACE -- 1.0%
Esterline Technologies Corp.*                           185,300     $  4,864,125
                                                                    ------------
AIR TRANSPORT -- 1.6%
EGL, Inc.*a                                             161,600        3,817,800
Expeditors International of Washington,
  Inc. a                                                 68,100        3,668,887
                                                                    ------------
                                                                       7,486,687
                                                                    ------------
APPAREL, TEXTILES -- 3.7%
Christopher & Banks Corp.*                              126,200        3,565,150
Fossil, Inc.*                                            79,375        1,145,977
Kenneth Cole Productions, Inc.*                          77,000        3,099,250
Quiksilver, Inc.*                                        51,750        1,002,656
Timberland Co. Class A*                                 127,500        8,526,562
                                                                    ------------
                                                                      17,339,595
                                                                    ------------
AUTO RELATED -- 1.2%
Avis Group Holdings, Inc.*                              178,000        5,796,125
                                                                    ------------
BANKS -- 7.4%
Capitol Federal Financial                               180,700        3,015,431
Commerce Bancshares, Inc.                                80,157        3,386,633
Community First Bankshares, Inc.                        200,300        3,780,662
Cullen/Frost Bankers, Inc.                              168,200        7,032,862
Dain Rauscher Corp.                                      50,200        4,753,312
East West Bancorp, Inc.                                  81,500        2,022,219
North Fork Bancorp, Inc.                                 87,600        2,151,675
Silicon Valley Bancshares*a                             266,400        9,190,800
                                                                    ------------
                                                                      35,333,594
                                                                    ------------
BUSINESS SERVICES -- 6.6%
ADVO, Inc.*                                              94,200        4,180,125
AremisSoft Corp.*                                        50,700        2,145,244
Aware, Inc.*                                            170,900        3,022,794
C.H. Robinson Worldwide, Inc.                            78,000        2,452,125
Corinthian Colleges, Inc.*                              102,000        3,869,625
Dataram Corp.*                                           87,100        1,001,650
FactSet Research Systems, Inc.                           76,200        2,824,734
SEI Investments Co. a                                    42,800        4,793,600
The Corporate Executive Board Co.*                      179,600        7,060,525
                                                                    ------------
                                                                      31,350,422
                                                                    ------------
CASINOS -- 1.6%
Argosy Gaming Co.*                                      173,400        3,327,112
Aztar Corp.*                                            158,900        2,055,769
Isle of Capri Casinos, Inc.*                            121,000        1,285,625
Station Casinos, Inc.*a                                  76,700        1,145,706
                                                                    ------------
                                                                       7,814,212
                                                                    ------------
CONSTRUCTION -- 2.6%
Dycom Industries, Inc.*                                 216,525        7,781,367
Insituform Technologies, Inc. Class A*                   69,400        2,767,325
Webb Corp.*                                              68,600        2,006,550
                                                                    ------------
                                                                      12,555,242
                                                                    ------------



                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
DRUGS -- 6.0%
Alpharma, Inc. Class A a                                 77,000     $  3,378,375
King Pharmaceuticals, Inc.*a                            349,668       18,073,465
Priority Healthcare Corp. Class B*                      173,100        7,032,187
                                                                    ------------
                                                                      28,484,027
                                                                    ------------
ELECTRIC & GAS -- 3.6%
Calpine Corp.*a                                         240,800       10,851,050
IDACORP, Inc.                                           131,200        6,437,000
                                                                    ------------
                                                                      17,288,050
                                                                    ------------
ELECTRONICS -- 12.3%
Actel Corp.*                                             88,800        2,147,850
Aeroflex, Inc.*                                          61,400        1,769,088
Amkor Technology, Inc.*a                                104,900        1,632,506
Amphenol Corp. Class A*                                 143,100        5,607,731
Anaren Microwave, Inc.*                                  52,500        3,527,344
C&D Technologies, Inc.                                  124,100        5,359,569
Cable Design Technologies Corp.*                        322,300        5,418,669
DDi Corp.*                                              188,300        5,131,175
DSP Group, Inc.*                                         84,900        1,782,900
FEI Co.*                                                112,400        2,557,100
Genus, Inc.*                                             33,100           52,753
Measurement Specialties, Inc.*                           88,100        1,717,950
Micrel, Inc.*a                                          154,300        5,188,337
Microsemi Corp.*                                        107,600        3,012,800
Nu Horizons Electronics Corp.*                          226,000        2,019,875
OmniVision Technologies, Inc.*                          192,700          638,319
Park Electrochemical Corp.                               60,050        1,842,784
Pericom Semiconductor Corp.*                             75,000        1,382,812
Radiant Systems, Inc.*                                  105,412        2,147,769
Sawtek, Inc.*a                                           49,500        2,283,187
Semtech Corp.*                                          100,700        2,209,106
Universal Electronics, Inc.*                             56,500          872,219
                                                                    ------------
                                                                      58,301,843
                                                                    ------------
ENERGY SERVICES -- 0.5%
Superior Energy Services, Inc.*                         196,600        2,211,750
                                                                    ------------
HEALTH CARE SERVICES -- 11.7%
1-800 CONTACTS, Inc.*                                    67,200        1,923,600
Accredo Health, Inc.*                                    89,000        4,466,687
Advance Paradigm, Inc.*                                  90,100        4,093,919
Apria Healthcare Group, Inc.*                           244,300        7,267,925
Biosite Diagnostics, Inc.*                               89,000        3,598,938
Coventry Health Care, Inc.*                             227,400        6,097,163
Dendrite International, Inc.*                           101,300        2,266,588
Diagnostic Products Corp.                                52,200        2,851,425
Laboratory Corp. of America Holdings*                    15,600        2,745,600
Mid Atlantic Medical Services, Inc.*                    238,300        4,721,319
Noven Pharmaceuticals, Inc.*                            167,300        6,211,013
Patterson Dental Co.*                                    77,100        2,606,944
Universal Health Services, Inc. Class B*                 58,400        6,526,200
                                                                    ------------
                                                                      55,377,321
                                                                    ------------

                       See Notes to Financial Statements.

                                HARRIS INSIGHT FUNDS
                           SMALL-CAP OPPORTUNITY FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK (CONTINUED)
HOTELS & RESTAURANTS -- 5.1%
Brinker International, Inc.*a                           312,700     $ 13,211,575
Extended Stay America, Inc.*                            251,800        3,235,630
Jack in the Box, Inc.*                                  150,200        4,421,513
Ruby Tuesday, Inc.                                      218,800        3,336,700
                                                                    ------------
                                                                      24,205,418
                                                                    ------------
HOUSEHOLD GOODS -- 0.9%
Ethan Allen Interiors, Inc.                              58,500        1,959,750
La-Z-Boy, Inc.                                          138,316        2,178,477
                                                                    ------------
                                                                       4,138,227
                                                                    ------------
LEISURE -- 1.6%
Direct Focus, Inc.*a                                     86,200        2,887,700
The Topps Co., Inc.*                                    536,700        4,930,931
                                                                    ------------
                                                                       7,818,631
                                                                    ------------
MEDIA -- 1.5%
Scholastic Corp.*                                        79,300        7,008,138
                                                                    ------------
MISCELLANEOUS FINANCE -- 2.5%
AmeriCredit Corp.*                                      310,800        8,469,300
Investment Technology Group, Inc.*                       57,000        2,379,750
Metris Cos., Inc.                                        42,926        1,129,490
                                                                    ------------
                                                                      11,978,540
                                                                    ------------
OFFICE EQUIPMENT -- 5.8%
Actuate Corp.*a                                         173,150        3,311,494
ANSYS, Inc.*                                             94,100        1,058,625
BEA Systems, Inc.*a                                      50,800        3,419,475
InFocus Corp.*                                          165,200        2,395,400
Jack Henry & Associates, Inc. a                          83,300        5,169,806
Mentor Graphics Corp.*                                  136,400        3,733,950
Mercury Interactive Corp.*                               72,700        6,556,631
SERENA Software, Inc.*a                                  49,400        1,688,863
                                                                    ------------
                                                                      27,334,244
                                                                    ------------
OIL & GAS -- 9.5%
Basin Exploration, Inc.*                                 89,300        2,277,150
Chesapeake Energy Corp.*                                417,100        4,223,138
Clayton Williams Energy, Inc.*                          170,000        4,590,000
Cross Timbers Oil Co.                                    99,500        2,761,125
Energen Corp.                                            77,500        2,494,531
Houston Exploration Co.*                                 10,400          396,500
HS Resources, Inc.*                                      77,100        3,267,113
Patina Oil & Gas Corp.                                  136,100        3,266,400
Pioneer Natural Resources Co.*                          291,300        5,734,969
Tom Brown, Inc.*                                        117,200        3,845,625
Western Gas Resources, Inc.                             361,700       12,184,769
                                                                    ------------
                                                                      45,041,320
                                                                    ------------



                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
PHOTOGRAPHIC -- 1.1%
Concord Camera Corp.*                                   319,100     $  5,265,150
                                                                    ------------
POLLUTION CONTROL -- 1.0%
Stericycle, Inc.*                                       125,700        4,784,456
                                                                    ------------
RETAIL -- 8.5%
Bebe Stores, Inc.*                                       29,500          630,563
Chico's FAS, Inc.*                                      192,200        3,952,113
Copart, Inc.*                                           183,500        3,945,250
Cost Plus, Inc.*                                         74,950        2,239,131
Hughes Supply, Inc.                                      38,600          692,484
Michaels Stores, Inc.*                                  181,700        4,780,980
MSC Industrial Direct Co., Inc.*                        112,500        2,032,031
Oakley, Inc.*                                           280,700        3,789,450
Pier 1 Imports, Inc.                                    541,900        5,588,344
The Men's Wearhouse, Inc.*                               97,400        2,654,150
Tiffany & Co., Inc.                                     221,900        7,017,588
Zale Corp.*                                             110,200        3,202,688
                                                                    ------------
                                                                      40,524,772
                                                                    ------------
RETAIL - FOOD -- 0.7%
RARE Hospitality International, Inc.*                   145,600        3,248,700
                                                                    ------------
THRIFT INSTITUTIONS -- 0.5%
Downey Financial Corp.                                   42,800        2,354,000
                                                                    ------------
TRUCKING -- 0.5%
Arkansas Best Corp.*                                     79,500        1,455,844
UTI Worldwide, Inc *                                     50,000          962,500
                                                                    ------------
                                                                       2,418,344
                                                                    ------------
TOTAL COMMON STOCK
  (Cost $370,986,079)                                                470,322,933
                                                                    ------------
TEMPORARY INVESTMENTS -- 1.0%
Dreyfus Cash Management Plus #719                     2,056,809        2,056,809
Goldman Sachs Financial Square
  Money Market Portfolio                                628,642          628,642
J.P. Morgan Institutional Prime
  Money Market Portfolio                              1,884,535        1,884,535
                                                                    ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $4,569,986)                                                    4,569,986
                                                                    ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $375,556,065)                                               $474,892,919
                                                                    ============

-----------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.
a Total or partial security on loan.

                       See Notes to Financial Statements.


                                                   HARRIS INSIGHT FUNDS
                                                SMALL-CAP OPPORTUNITY FUND
                                            STATEMENT OF ASSETS AND LIABILITIES
                                                     DECEMBER 31, 2000
=====================================================================================================================
ASSETS
   Investments at value (Cost $375,556,065) .........................................................    $474,892,919
   Collateral for securities loaned .................................................................      70,708,735
   Dividends receivable .............................................................................          41,383
   Interest receivable ..............................................................................          57,074
   Receivable for securities sold ...................................................................       9,583,934
   Receivable for capital stock sold ................................................................         242,408
   Other assets .....................................................................................          15,744
                                                                                                         ------------
          Total assets ..............................................................................     555,542,197
                                                                                                         ------------

LIABILITIES
   Payable upon return of securities loaned .........................................................      70,708,735
   Payable for securities purchased .................................................................       5,914,222
   Payable for capital stock redeemed ...............................................................       4,165,752
   Accrued expenses .................................................................................         493,259
                                                                                                         ------------
          Total liabilities .........................................................................      81,281,968
                                                                                                         ------------

NET ASSETS
Applicable to 23,405,516 Institutional Shares, 458,429 N Shares and 2,573 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) .....................................    $474,260,229
                                                                                                         ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($465,215,198/23,405,516) ........................................................................          $19.88
                                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($8,994,558/458,429) .............................................................................          $19.62
                                                                                                               ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($50,473/2,573) ..................................................................................          $19.62
                                                                                                               ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($19.62/0.945) (Note 5) ..........................................................................          $20.76
                                                                                                               ======

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              SMALL-CAP VALUE FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
================================================================================
                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK -- 94.6%
AEROSPACE -- 5.5%
Alliant Techsystems, Inc.*                               24,390     $  1,628,032
Esterline Technologies Corp.*                           187,400        4,919,250
Triumph Group, Inc.*                                     44,200        1,812,200
                                                                    ------------
                                                                       8,359,482
                                                                    ------------
AIR TRANSPORT -- 1.8%
Alaska Air Group, Inc.*                                  31,600          940,100
Continental Airlines, Inc. Class B*a                     34,800        1,796,550
                                                                    ------------
                                                                       2,736,650
                                                                    ------------
ALCOHOLIC BEVERAGES & TOBACCO -- 1.0%
Constellation Brands, Inc. Class A*                      25,000        1,468,750
                                                                    ------------
APPAREL, TEXTILES -- 1.6%
Nautica Enterprises, Inc.*                               64,500          975,563
Timberland Co. Class A*                                  21,400        1,431,125
                                                                    ------------
                                                                       2,406,688
                                                                    ------------
AUTO RELATED -- 5.0%
Avis Group Holdings, Inc.*                              134,020        4,364,026
Dollar Thrifty Automotive Group, Inc.*                  130,330        2,443,687
Tower Automotive, Inc.*                                  74,800          673,200
                                                                    ------------
                                                                       7,480,913
                                                                    ------------
AUTOS -- 0.8%
Navistar International Corp.*                            48,400        1,267,475
                                                                    ------------
BANKS -- 5.0%
Dain Rauscher Corp.                                      21,800        2,064,187
GBC Bancorp                                              70,500        2,705,437
Imperial Bancorp*a                                       70,000        1,837,500
Independent Bank Corp.                                   73,700          893,612
                                                                    ------------
                                                                       7,500,736
                                                                    ------------
BUSINESS SERVICES -- 5.5%
Affiliated Computer Services, Inc. Class A*              53,500        3,246,781
Affiliated Managers Group, Inc.*                         75,000        4,115,625
Bacou USA, Inc.*                                          8,000          208,000
Kelly Services, Inc. Class A                             30,600          726,750
                                                                    ------------
                                                                       8,297,156
                                                                    ------------
CASINOS -- 1.3%
Anchor Gaming*                                           50,000        1,953,125
                                                                    ------------
CHEMICALS -- 5.0%
Cytec Industries, Inc.*                                  93,600        3,738,150
F.M.C. Corp.*                                            54,100        3,878,294
Schulman (A.), Inc.                                          20              230
                                                                    ------------
                                                                       7,616,674
                                                                    ------------




                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
CONSTRUCTION -- 9.0%
Florida Rock Industries, Inc.                            20,000     $    782,500
LNR Property Corp.                                      181,560        3,994,320
NVR, Inc.*                                               36,300        4,486,680
USG Corp. a                                              36,650          824,625
Webb Corp.*                                             116,800        3,416,400
                                                                    ------------
                                                                      13,504,525
                                                                    ------------
CONTAINERS -- 0.4%
Libbey, Inc.                                             21,200          643,950
                                                                    ------------
ELECTRIC & GAS -- 3.5%
Calpine Corp.*a                                          18,240          821,940
Cleco Corp.                                              14,810          810,847
Public Service Co. of New Mexico                        101,900        2,732,194
Swift Energy Co.*                                        25,000          940,625
                                                                    ------------
                                                                       5,305,606
                                                                    ------------
ELECTRICAL -- 2.6%
Stoneridge, Inc.*                                        75,500          509,625
Woodward Governor Co.                                    74,160        3,346,470
                                                                    ------------
                                                                       3,856,095
                                                                    ------------
ELECTRONICS -- 3.6%
C&D Technologies, Inc.                                   16,600          716,912
Cable Design Technologies Corp.*                        158,340        2,662,091
Diebold, Inc. a                                          47,780        1,594,657
Esco Technologies, Inc.*                                 19,200          397,200
                                                                    ------------
                                                                       5,370,860
                                                                    ------------
ENERGY SERVICES -- 0.7%
Gulf Island Fabrication, Inc.*                           49,200          885,600
Hydril Co.*                                              10,000          175,625
                                                                    ------------
                                                                       1,061,225
                                                                    ------------
FOOD & BEVERAGES -- 0.6%
Smithfield Foods, Inc.*                                  29,500          896,800
                                                                    ------------
FOREST PRODUCTS & PAPER -- 1.0%
Boise Cascade Corp.                                      22,500          756,562
Buckeye Technologies, Inc.*                              51,230          720,422
                                                                    ------------
                                                                       1,476,984
                                                                    ------------
HEALTH CARE SERVICES -- 11.7%
AmeriPath, Inc.*                                         53,500        1,337,500
Block Drug Co. Class A                                   55,905        2,945,495
Conmed Corp.*                                           100,000        1,718,750
Cooper Cos., Inc.*                                      132,950        5,301,381
Datascope Corp.                                          52,100        1,777,912
Lincare Holdings, Inc.*                                  14,200          809,400
Pediatrix Medical Group, Inc.*                           66,480        1,599,675
PolyMedica Corp.*                                        67,000        2,202,625
                                                                    ------------
                                                                      17,692,738
                                                                    ------------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              SMALL-CAP VALUE FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
HOTELS & RESTAURANTS -- 0.6%
Bob Evans Farms, Inc.                                    39,400     $    837,250
                                                                    ------------
INSURANCE -- 7.8%
AmerUs Group Co. a                                      111,800        3,619,525
Delphi Financial Group, Inc. Class A*                    26,000        1,001,000
Gallagher (Arthur J.) & Co.                              60,500        3,849,313
PMI Group, Inc.                                          49,220        3,331,579
                                                                    ------------
                                                                      11,801,417
                                                                    ------------
MACHINERY & EQUIPMENT -- 2.5%
Graco, Inc.                                              24,700        1,021,963
JLG Industries, Inc.                                     72,000          765,000
SPS Technologies, Inc.*                                  36,840        2,019,293
                                                                    ------------
                                                                       3,806,256
                                                                    ------------
METALS -- 1.2%
Reliance Steel & Aluminum Corp.                          76,250        1,887,188
                                                                    ------------
MISCELLANEOUS FINANCE -- 3.4%
Eaton Vance Corp.                                        20,000          645,000
Financial Federal Corp.*                                100,000        2,387,500
Jefferies Group, Inc.                                    34,000        1,062,500
Newhall Land & Farming Co.                               42,650          991,613
                                                                    ------------
                                                                       5,086,613
                                                                    ------------
OFFICE EQUIPMENT -- 2.2%
Avant! Corp.*                                            50,000          909,375
Tech Data Corp.*                                         88,500        2,389,500
                                                                    ------------
                                                                       3,298,875
                                                                    ------------
OIL & GAS -- 1.2%
Patina Oil & Gas Corp.                                   50,000        1,200,000
Vintage Petroleum, Inc.                                  25,000          537,500
                                                                    ------------
                                                                       1,737,500
                                                                    ------------
RETAIL -- 4.4%
Dress Barn, Inc.*                                        12,000          348,000
Musicland Stores Corp.*                                 200,700        2,483,663
Neiman Marcus Group, Inc. Class A                        31,000        1,102,438
Rent-A-Center, Inc.*                                     80,000        2,755,000
                                                                    ------------
                                                                       6,689,101
                                                                    ------------



                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
THRIFT INSTITUTIONS -- 3.2%
Astoria Financial Corp.                                  20,500     $  1,113,406
Golden State Bancorp, Inc.                               69,300        2,178,619
MAF Bancorp, Inc.                                        25,000          710,938
Sovereign Bancorp, Inc. a                                97,000          782,063
                                                                    ------------
                                                                       4,785,026
                                                                    ------------
TRUCKING -- 2.5%
Roadway Express, Inc.                                    70,000        1,478,750
USFreightways Corp.                                      25,900          778,619
Xtra Corp.*                                              32,500        1,560,000
                                                                    ------------
                                                                       3,817,369
                                                                    ------------
TOTAL COMMON STOCK
  (Cost $112,177,374)                                                142,643,027
                                                                    ------------
TEMPORARY INVESTMENTS -- 5.4%
Dreyfus Cash Management Plus #719                     3,863,798        3,863,798
Goldman Sachs Financial Square
  Money Market Portfolio                                 30,926           30,926
J.P. Morgan Institutional Prime
  Money Market Portfolio                              4,169,870        4,169,870
                                                                    ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $8,064,594)                                                    8,064,594
                                                                    ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $120,241,968)                                               $150,707,621
                                                                    ============

-------------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.
a Total or partial security on loan.


                       See Notes to Financial Statements.


                                                       HARRIS INSIGHT FUNDS
                                                       SMALL-CAP VALUE FUND
                                                STATEMENT OF ASSETS AND LIABILITIES
                                                         DECEMBER 31, 2000

=====================================================================================================================
ASSETS
   Investments at value (Cost $120,241,968) .........................................................    $150,707,621
   Collateral for securities loaned .................................................................      11,744,150
   Dividends receivable .............................................................................          71,292
   Interest receivable ..............................................................................          31,367
   Receivable for securities sold ...................................................................         540,295
   Other assets .....................................................................................          11,460
                                                                                                         ------------
          Total assets ..............................................................................     163,106,185
                                                                                                         ------------

LIABILITIES
   Payable upon return of securities loaned .........................................................      11,744,150
   Payable for securities purchased .................................................................          50,265
   Payable for capital stock redeemed ...............................................................          96,899
   Accrued expenses .................................................................................         115,620
                                                                                                         ------------
          Total liabilities .........................................................................      12,006,934
                                                                                                         ------------

NET ASSETS
Applicable to 4,010,937 Institutional Shares, 33,459 N Shares and 1,624.700 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) .....................................    $151,099,251
                                                                                                         ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($149,791,331/4,010,937) .........................................................................          $37.35
                                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($1,247,351/33,459) ..............................................................................          $37.28
                                                                                                               ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($60,569/1,624.700) ..............................................................................          $37.28
                                                                                                               ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($37.28/0.945) (Note 5) ..........................................................................          $39.45
                                                                                                               ======

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK -- 93.2%
AEROSPACE -- 1.7%
Allegheny Technologies, Inc.                              3,697     $     58,690
B.F. Goodrich Co.                                         4,700          170,962
Boeing Co.                                               41,092        2,712,072
Conexant Systems, Inc.*                                  10,570          161,192
General Dynamics Corp.                                    9,200          717,600
Honeywell International, Inc.                            36,892        1,745,453
Lockheed Martin Corp.                                    19,942          677,031
Northrop Grumman Holdings Corp.                           3,300          273,900
PerkinElmer, Inc.                                         2,300          241,500
Raytheon Co. Class B                                     15,700          487,681
Rockwell International Corp.                              8,500          404,812
Textron, Inc.                                             6,600          306,900
United Technologies Corp.                                21,650        1,702,231
                                                                    ------------
                                                                       9,660,024
                                                                    ------------
AIR TRANSPORT -- 0.3%
AMR Corp.*                                                7,000          274,312
Delta Air Lines, Inc.                                     5,700          286,069
Southwest Airlines Co.                                   23,237          779,137
U.S. Airways Group, Inc.*                                 3,100          125,744
                                                                    ------------
                                                                       1,465,262
                                                                    ------------
ALCOHOLIC BEVERAGES & TOBACCO-- 1.2%
Anheuser-Busch Cos., Inc.                                41,700        1,897,350
Brown-Forman Corp. Class B                                3,200          212,800
Coors Adolph Co. Class B                                  1,700          136,531
Fortune Brands, Inc.                                      7,200          216,000
Philip Morris Cos., Inc.                                102,800        4,523,200
UST, Inc. a                                               7,500          210,469
                                                                    ------------
                                                                       7,196,350
                                                                    ------------
APPAREL, TEXTILES -- 0.2%
Liz Claiborne, Inc.                                       2,300           95,737
Nike, Inc. Class B a                                     12,450          694,866
Reebok International, Ltd.*a                              2,500           68,350
VF Corp. a                                                5,300          192,072
                                                                    ------------
                                                                       1,051,025
                                                                    ------------
AUTO RELATED -- 0.3%
Cooper Tire & Rubber Co.                                  3,400           36,125
Dana Corp.                                                6,558          100,419
Delphi Automotive Systems Corp.                          25,843          290,734
Eaton Corp.                                               3,200          240,600
Genuine Parts Co.                                         8,025          210,155
Goodyear Tire & Rubber Co.                                7,300          167,827
Harley-Davidson, Inc. a                                  14,000          556,500
T.R.W., Inc.                                              5,750          222,812
Visteon Corp.                                             5,778           66,447
                                                                    ------------
                                                                       1,891,619
                                                                    ------------
AUTOS -- 0.6%
Ford Motor Co.                                           86,681        2,031,586
General Motors Corp.                                     26,100        1,329,469
Navistar International Corp.*                             2,600           68,087
                                                                    ------------
                                                                       3,429,142
                                                                    ------------




                                                        SHARES        VALUE+
                                                        -------    ------------


COMMON STOCK (CONTINUED)
BANKS -- 7.5%
AmSouth Bancorp                                          17,350     $    264,587
Bank of America Corp.                                    75,227        3,451,039
Bank of New York Co., Inc.                               34,250        1,890,172
Bank One Corp.                                           53,455        1,957,789
BB&T Corp.                                               18,300          682,819
Chase Manhattan Corp.                                    60,552        2,751,331
Citigroup, Inc.                                         232,372       11,865,495
Comerica, Inc. a                                          7,200          427,500
Fifth Third Bancorp a                                    21,326        1,274,228
First Union Corp.                                        45,276        1,259,239
Firstar Corp. a                                          43,918        1,021,093
FleetBoston Financial Corp. a                            41,807        1,570,375
Huntington Bancshares, Inc.                              11,622          188,131
Keycorp                                                  19,712          551,936
MBNA Corp.                                               39,405        1,455,522
Mellon Financial Corp. a                                 22,550        1,109,178
National City Corp.                                      28,150          809,312
Northern Trust Corp.                                     10,250          836,016
Old Kent Financial Corp.                                  6,400          280,000
PNC Financial Services Group                             13,400          979,037
Regions Financial Corp.                                  10,200          278,587
Southtrust Corp.                                          7,800          317,362
State Street Corp.                                        7,450          925,364
Summit Bancorp                                            8,100          309,319
Suntrust Banks, Inc.                                     13,650          859,950
Synovus Financial Corp.                                  13,100          352,881
U.S. Bancorp                                             34,784        1,015,258
Union Planters Corp.                                      6,200          221,650
Wachovia Corp.                                            9,450          549,281
Wells Fargo Co.                                          79,030        4,400,983
                                                                    ------------
                                                                      43,855,434
                                                                    ------------
BUSINESS SERVICES -- 3.3%
Adaptec, Inc.*                                            4,300           43,806
Automatic Data Processing, Inc.                          29,200        1,848,725
Avaya, Inc.*                                             12,851          132,526
Cendant Corp.*                                           33,719          324,545
Ceridian Corp.*                                           6,700          133,581
Computer Associates International, Inc.                  26,812          522,834
Computer Sciences Corp.*a                                 7,800          468,975
Convergys Corp.*a                                         7,100          321,719
Deluxe Corp.                                              3,200           80,864
Ecolab, Inc.                                              5,900          254,806
Electronic Data Systems Corp.                            21,600        1,247,400
FDX Corp.*                                               13,160          525,874
First Data Corp.                                         18,300          964,181
H & R Block, Inc.                                         4,250          175,844
Interpublic Group of Cos., Inc.                          14,200          604,387
Intuit, Inc.*                                            18,600          732,375
Moody's Corp.                                             7,500          192,656
National Service Industries, Inc.                         1,800           46,237
Oracle Corp.*                                           258,720        7,535,220
Paychex, Inc.                                            17,250          838,781
PeopleSoft, Inc.*                                        13,200          489,225
Quintiles Transnational Corp.*                            5,100          106,781
Robert Half International, Inc.*                          8,200          217,300

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Sabre Holdings Corp. Class A.*                            5,964     $    257,197
Sapient Corp.*                                            5,200           61,750
Siebel Systems, Inc.*a                                   19,850        1,341,116
                                                                    ------------
                                                                      19,468,705
                                                                    ------------
CASINOS -- 0.0%
Harrah's Entertainment, Inc.*a                            5,350          141,106
                                                                    ------------
CHEMICALS -- 2.5%
Air Products & Chemicals, Inc.                           10,600          434,600
Avery Dennison Corp.                                      5,100          279,862
Corning, Inc.                                            42,500        2,244,531
Dow Chemical Co. a                                       31,350        1,148,194
E.I. du Pont de Nemours & Co.                            48,243        2,330,740
Eastman Chemical Co.                                      3,500          170,625
F.M.C. Corp.*                                             1,400          100,362
Great Lakes Chemical Corp.                                2,300           85,531
Hercules, Inc.                                            5,000           95,312
Minnesota Mining & Manufacturing Co.                     18,250        2,199,125
P.P.G. Industries, Inc.                                   7,800          361,237
Pharmacia Corp.                                          59,614        3,636,454
Praxair, Inc.                                             7,350          326,156
Rohm & Haas Co. a                                        10,204          370,533
Sealed Air Corp.*a                                        3,847          117,333
Sigma Aldrich Corp.                                       3,500          137,375
Union Carbide Corp.                                       6,200          333,637
                                                                    ------------
                                                                      14,371,607
                                                                    ------------
CONSTRUCTION -- 0.2%
Centex Corp.                                              2,600           97,662
Fluor Corp.*                                              3,500          115,719
Kaufman & Broad Home Corp.                                1,900           64,006
Masco Corp.                                              20,650          530,447
Pulte Corp.                                               1,800           75,937
Sherwin Williams Co.                                      7,450          196,028
Vulcan Materials Co.                                      4,650          222,619
                                                                    ------------
                                                                       1,302,418
                                                                    ------------
CONTAINERS -- 0.0%
Ball Corp.                                                1,300           59,881
Bemis Co., Inc.                                           2,500           83,906
                                                                    ------------
                                                                         143,787
                                                                    ------------
COSMETICS & SOAP -- 1.6%
Alberto-Culver Co. Class B                                2,600          111,312
Avon Products, Inc.                                      11,000          526,625
Clorox Co.                                               10,900          386,950
Colgate-Palmolive Co. a                                  26,450        1,707,347
Gillette Co.                                             48,650        1,757,481
International Flavors & Fragrances, Inc.                  4,400           89,375
Procter & Gamble Co. a                                   60,250        4,725,859
                                                                    ------------
                                                                       9,304,949
                                                                    ------------
DRUGS -- 10.3%
Abbott Laboratories, Inc.                                71,500        3,463,281
Allergan, Inc.                                            6,050          585,716
Alza Corp.*                                              10,900          463,250



                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
DRUGS (CONTINUED)
American Home Products Corp.                             60,550     $  3,847,952
Amgen, Inc.*                                             47,700        3,049,819
Bristol-Myers Squibb Co.                                 90,350        6,680,253
Cardinal Health, Inc.                                    12,900        1,285,162
Eli Lilly & Co.                                          52,100        4,848,556
Forest Laboratories, Inc.*                                4,100          544,787
Johnson & Johnson                                        64,250        6,750,266
King Pharmaceuticals, Inc.*                               7,800          403,162
McKesson HBOC, Inc.                                      13,174          472,815
MedImmune, Inc. a                                         9,700          462,569
Merck & Co., Inc.                                       106,550        9,975,744
Pfizer, Inc.                                            291,625       13,414,750
Schering Plough Corp.                                    67,600        3,836,300
Watson Pharmaceuticals, Inc.*                             4,750          243,141
                                                                    ------------
                                                                      60,327,523
                                                                    ------------
ELECTRIC & GAS -- 2.8%
AES Corp.*a                                              21,200        1,173,950
Allegheny Energy, Inc.                                   10,000          481,875
Ameren Corp.                                              6,350          294,084
American Electric Power Co.                              14,850          690,525
Calpine Corp.*a                                          13,000          585,812
Cinergy Corp.                                             7,336          257,677
Consolidated Edison, Inc. a                               9,750          375,375
Constellation Energy Group                                7,000          315,437
Dominion Resources, Inc.                                 11,028          738,876
DTE Energy Co. a                                          6,600          256,987
Duke Energy Corp.                                        17,061        1,454,450
Dynegy, Inc.                                             14,900          835,331
Edison International                                     15,100          235,937
Entergy Corp.                                            10,300          435,819
Exelon Corp.                                             14,681        1,030,753
F.P.L. Group, Inc.                                        8,200          588,350
FirstEnergy Corp. a                                      10,450          329,828
GPU, Inc.                                                 5,600          206,150
KeySpan Corp. a                                           6,200          262,725
Kinder Morgan, Inc.                                      10,400          542,750
Niagara Mohawk Holdings, Inc.*                            7,400          123,487
Nicor, Inc.                                               2,000           86,375
NiSource, Inc. a                                          9,400          289,050
NiSource, Inc. -Sails *                                   3,450            9,487
Oneok, Inc.                                               1,300           62,644
P.P.& L. Corp.                                            6,700          302,756
Peoples Energy Corp.                                      1,500           67,125
PG&E Corp.                                               17,900          358,000
Pinnacle West Capital Corp.                               3,900          185,737
Progress Energy, Inc.                                     9,498          467,183
Progress Energy, Inc. (Contingent Value
  Obligation)*                                            4,350            1,958
Public Service Enterprise Group, Inc.                     9,900          481,387
Reliant Energy, Inc.                                     13,643          590,912
Sempra Energy                                             9,461          219,968
Southern Co.                                             31,200        1,037,400
TXU Corp. a                                              11,907          527,629
Xcel Energy, Inc. a                                      15,715          456,717
                                                                    ------------
                                                                      16,360,506
                                                                    ------------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK (CONTINUED)
ELECTRICAL -- 4.4%
Cooper Industries, Inc.                                   4,300     $    197,531
Emerson Electric Co.                                     19,700        1,552,606
General Electric Co.                                    458,050       21,957,772
Grainger W.W., Inc.                                       4,300          156,950
Johnson Controls, Inc.                                    4,000          208,000
Molex, Inc.                                               9,025          319,823
Solectron Corp.*a                                        29,450          998,355
                                                                    ------------
                                                                      25,391,037
                                                                    ------------
ELECTRONICS -- 7.1%
Advanced Micro Devices, Inc.*                            14,500          200,281
Agilent Technologies, Inc.*                              20,939        1,146,410
Altera Corp.*a                                           18,300          481,519
America Online, Inc.*                                   107,950        3,756,660
American Power Conversion Corp.*                          8,600          105,887
Analog Devices, Inc.*a                                   16,550          847,153
Andrew Corp.*                                             3,587           78,017
Applera Corp.-Applied Biosystems Group                    9,750          917,109
Applied Micro Circuits Corp.*a                           13,700        1,030,925
Broadcom Corp. Class A*a                                 10,900          916,281
Gateway, Inc.*                                           14,950          268,950
Intel Corp.                                             311,100        9,352,444
JDS Uniphase Corp.*a                                     44,400        1,853,700
KLA Tencor Corp.*a                                        8,600          289,712
Linear Technology Corp. a                                14,600          674,337
LSI Logic Corp.*                                         14,800          252,932
Lucent Technologies, Inc.                               154,319        2,083,306
Maxim Integrated Products, Inc.                          13,100          625,525
Micron Technology, Inc.*a                                26,200          930,100
Motorola, Inc.                                          100,970        2,044,642
National Semiconductor Corp.*                             8,300          167,037
Nortel Networks Corp. a                                 143,220        4,591,991
Novellus Systems, Inc. a                                  6,100          218,456
Parametric Technology Corp.*                             12,600          169,312
QLogic Corp.*                                             8,200          632,937
Sanmina Corp.*a                                           7,000          536,375
Scientific-Atlanta, Inc.                                  7,400          240,963
Symbol Technologies, Inc.                                 6,800          244,800
Tektronix, Inc.                                           4,400          148,225
Tellabs, Inc.*                                           19,000        1,072,312
Teradyne, Inc.*a                                          8,050          299,862
Texas Instruments, Inc.                                  80,000        3,790,000
Thomas & Betts Corp.                                      2,600           42,087
Vitesse Semiconductor Corp.*                              8,300          459,094
Xilinx, Inc.*                                            15,200          704,900
                                                                    ------------
                                                                      41,174,241
                                                                    ------------
ENERGY SERVICES -- 0.8%
Baker Hughes, Inc.                                       15,320          636,737
CMS Energy Corp. a                                        5,600          177,450
Halliburton Co.                                          20,400          739,500
Nabors Industries, Inc.*a                                 6,800          402,220
Rowan Cos., Inc.*                                         4,400          118,800
Schlumberger, Ltd. a                                     26,500        2,118,344
Transocean Sedco Forex, Inc. a                            9,749          448,454
                                                                    ------------
                                                                       4,641,505
                                                                    ------------



                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK (CONTINUED)
FOOD & BEVERAGES -- 3.2%
Archer-Daniels-Midland Co.                               29,226     $    438,390
Campbell Soup Co.                                        19,450          673,456
Coca-Cola Co. a                                         114,600        6,983,437
Coca-Cola Enterprises, Inc.                              19,350          367,650
ConAgra Foods, Inc.                                      24,700          642,200
General Mills, Inc.                                      13,100          583,769
Heinz H.J. Co.                                           16,000          759,000
Hershey Foods Corp. a                                     6,300          405,562
Kellogg Co.                                              18,750          492,188
Pepsico, Inc.                                            66,700        3,305,819
Quaker Oats Co.                                           6,050          589,119
Ralston Purina Group                                     14,200          370,975
Sara Lee Corp.                                           38,500          945,656
Unilever N.V                                             26,439        1,664,005
Wm. Wrigley Jr., Co.                                      5,250          503,016
                                                                    ------------
                                                                      18,724,242
                                                                    ------------
FOREST PRODUCTS & PAPER -- 0.7%
Boise Cascade Corp.                                       2,550           85,744
Georgia Pacific Corp.                                    10,379          323,046
International Paper Co.                                  22,300          910,119
Kimberly-Clark Corp.                                     24,678        1,744,488
Louisiana-Pacific Corp.                                   4,600           46,575
Mead Corp.                                                4,700          147,463
Potlatch Corp.                                            1,200           40,275
Temple Inland, Inc.                                       2,250          120,656
Westvaco Corp.                                            4,700          137,181
Weyerhaeuser Co.                                         10,150          515,113
Willamette Industries, Inc.                               5,000          234,688
                                                                    ------------
                                                                       4,305,348
                                                                    ------------
HEALTH CARE SERVICES -- 2.2%
Bausch & Lomb, Inc.                                       2,500          101,094
Baxter International, Inc.                               13,550        1,196,634
Becton, Dickinson & Co.                                  11,700          405,113
Biogen, Inc.*                                             6,850          411,428
Biomet, Inc.                                              8,200          325,438
Boston Scientific Corp.*                                 18,750          256,641
C.R. Bard, Inc.                                           2,200          102,438
Chiron Corp.*                                             8,900          395,494
Cigna Corp.                                               7,100          939,330
Guidant Corp. a                                          14,250          768,609
HCA-The Healthcare Co. a                                 25,582        1,125,864
Healthsouth Corp.*                                       17,900          291,994
Humana, Inc.*                                             7,800          118,950
IMS Health, Inc.                                         13,600          367,200
Manor Care, Inc.*                                         4,750           97,969
Medtronic, Inc.                                          55,500        3,350,813
Millipore Corp.                                           2,150          135,450
St. Jude Medical, Inc.*                                   3,900          239,606
Stryker Corp.                                             9,000          455,310
Tenet Healthcare Corp.*                                  14,700          653,231
Unitedhealth Group, Inc.                                 14,700          902,213
Wellpoint Health Networks, Inc.*                          2,900          334,225
                                                                    ------------
                                                                      12,975,044
                                                                    ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK (CONTINUED)
HOTELS & RESTAURANTS -- 0.6%
Darden Restaurants, Inc.                                  5,500     $    125,813
Hilton Hotels Corp.                                      17,000          178,500
Marriott International, Inc. Class A                     11,100          468,975
McDonald's Corp.                                         60,650        2,062,100
Starwood Hotels & Resorts Worldwide,
  Inc                                                     8,900          313,725
Tricon Global Restaurants, Inc.*a                         6,780          223,740
Wendy's International, Inc.                               5,300          139,125
                                                                    ------------
                                                                       3,511,978
                                                                    ------------
HOUSEHOLD GOODS -- 0.2%
Black & Decker Corp.                                      3,700          145,225
Leggett & Platt, Inc.                                     9,100          172,331
Maytag Corp.                                              3,600          116,325
Newell Rubbermaid, Inc.                                  12,350          280,963
Tupperware Corp.                                          2,600           53,138
Whirlpool Corp.                                           3,100          147,831
                                                                    ------------
                                                                         915,813
                                                                    ------------
INSURANCE -- 4.3%
Aetna Inc.*                                              12,663          519,974
AFLAC, Inc. a                                            12,300          887,906
AMBAC Financial Group, Inc.                               4,900          285,731
Allstate Corp.                                           33,840        1,474,155
American General Corp.                                   11,646          949,149
American International Group, Inc.                      107,608       10,606,114
Aon Corp.                                                11,850          405,863
Chubb Corp.                                               8,100          700,650
Cincinnati Financial Corp.                                7,400          292,763
Conseco, Inc. a                                          15,082          198,894
Hartford Financial Services Group, Inc.                  10,450          738,031
Jefferson-Pilot Corp.                                     4,800          358,800
Lincoln National Corp.                                    8,900          421,081
Loews Corp.                                               4,600          476,388
Marsh & McLennan Cos., Inc.                              12,750        1,491,750
MBIA, Inc.                                                4,550          337,269
MetLife, Inc.                                            69,100        2,418,500
MGIC Investment Corp.                                     4,900          330,444
Progressive Corp.                                         3,350          347,144
Providian Financial Corp. a                              13,200          759,000
Safeco Corp.                                              5,900          193,963
St. Paul Cos., Inc.                                      10,018          544,103
Torchmark Corp.                                           5,800          222,938
UnumProvident Corp.                                      11,134          299,226
                                                                    ------------
                                                                      25,259,836
                                                                    ------------
LEISURE -- 0.2%
Brunswick Corp.                                           3,900           64,106
Carnival Corp.                                           27,000          831,938
Hasbro, Inc.                                              7,675           81,547
Mattel, Inc.                                             19,737          285,002
                                                                    ------------
                                                                       1,262,593
                                                                    ------------



                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
MACHINERY & EQUIPMENT -- 1.8%
Applied Materials, Inc.*                                 37,450     $  1,430,122
Briggs & Stratton Corp.                                     900           39,938
Caterpillar, Inc.                                        15,900          752,269
Crane Co.                                                 2,650           75,359
Danaher Corp.                                             6,600          451,275
Deere & Co.                                              10,800          494,775
Dover Corp.                                               9,350          379,259
Illinois Tool Works, Inc.                                14,000          833,875
Ingersoll Rand Co. a                                      7,400          309,875
ITT Industries, Inc.                                      4,100          158,875
McDermott International, Inc.                             2,700           29,025
Pactiv Corp.                                              7,000           86,625
Pall Corp.                                                5,533          117,922
Parker-Hannifin Corp.                                     5,425          239,378
Power-One, Inc.*                                          3,500          137,594
Snap-On, Inc.                                             2,600           72,475
Stanley Works, Inc.                                       3,850          120,072
Thermo Electron Corp.*                                    8,300          246,925
Timken Co.                                                2,700           40,838
Tyco International, Ltd.                                 80,825        4,485,788
                                                                    ------------
                                                                      10,502,264
                                                                    ------------
MEDIA -- 2.7%
Clear Channel Communications, Inc.*                      27,000        1,307,813
Comcast Corp. Special Class A Non-Voting                 41,750        1,740,453
Dow Jones & Co., Inc.                                     4,050          229,331
Gannett Co., Inc. a                                      12,200          769,363
Knight-Ridder, Inc. a                                     3,400          193,375
McGraw-Hill Cos., Inc.                                    9,050          530,556
Meredith Corp.                                            2,200           70,813
New York Times Co. Class A a                              7,500          300,469
Omnicom Group, Inc. a                                     8,200          679,575
R.R. Donnelley & Sons Co.                                 5,600          151,200
Time Warner, Inc. a                                      61,400        3,207,536
Tribune Co. a                                            13,977          590,528
Viacom, Inc. Class B*a                                   69,969        3,271,051
Walt Disney Co.                                          96,350        2,788,128
                                                                    ------------
                                                                      15,830,191
                                                                    ------------
METALS -- 0.6%
Alcan Aluminium, Ltd.                                    14,950          511,103
Alcoa, Inc.                                              39,942        1,338,057
Barrick Gold Corp.                                       18,300          299,754
Engelhard Corp.                                           5,687          115,873
Freeport-McMoran Copper & Gold, Inc.*                     6,700           57,369
Homestake Mining Co.                                     11,600           48,575
Inco, Ltd.                                                8,050          134,918
Newmont Mining Corp.                                      7,774          132,644
Nucor Corp.                                               3,600          142,875
Phelps Dodge Corp. a                                      3,677          205,223
Placer Dome, Inc.                                        15,100          145,338
USX-U.S. Steel Group, Inc.                                3,900           70,200
Worthington Industries, Inc.                              3,950           31,847
                                                                    ------------
                                                                       3,233,776
                                                                    ------------

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK (CONTINUED)
MISCELLANEOUS FINANCE -- 3.9%
American Express Co.                                     61,500     $  3,378,656
Bear Stearns Cos., Inc.                                   4,955          251,157
Capital One Financial Corp. a                             9,100          598,894
Charles Schwab Corp. a                                   63,975        1,815,291
CIT Group, Inc. Class A                                  12,100          243,513
Countrywide Credit Industries, Inc.                       5,300          266,325
Equifax, Inc.                                             6,500          186,469
Fannie Mae                                               46,600        4,042,550
Federal Home Loan Mortgage Corp.                         32,150        2,214,331
Franklin Resources, Inc. a                               11,300          430,530
Household International, Inc.                            21,783        1,198,065
Lehman Brothers Holdings, Inc.                           11,000          743,875
Merrill Lynch & Co., Inc.                                37,400        2,550,213
Morgan Stanley Dean Witter & Co.                         51,838        4,108,162
T. Rowe Price Group, Inc.                                 5,600          236,600
USA Education, Inc.                                       7,550          513,400
                                                                    ------------
                                                                      22,778,031
                                                                    ------------
OFFICE EQUIPMENT -- 9.5%
Adobe Systems, Inc. a                                    11,100          645,881
Apple Computer, Inc.*                                    15,000          222,188
Autodesk, Inc. a                                          2,550           68,531
BMC Software, Inc.*                                      11,300          157,494
BroadVision, Inc.*                                       12,400          146,475
Cabletron Systems, Inc.*                                  8,550          128,784
Cisco Systems, Inc.*                                    332,650       12,723,863
Citrix Systems, Inc.*                                     8,550          192,375
Compaq Computer Corp.                                    78,621        1,183,246
Compuware Corp.*                                         16,850          105,313
Comverse Technology, Inc.*a                               7,600          825,550
Dell Computer Corp.*                                    119,600        2,085,525
EMC Corp.*                                              101,100        6,723,150
Hewlett Packard Co.                                      91,400        2,884,813
International Business Machines Corp.                    81,100        6,893,500
Lexmark International Group, Inc.
  Class A*a                                               5,850          259,228
Mercury Interactive Corp.*                                3,700          333,694
Microsoft Corp.*                                        246,450       10,705,172
NCR Corp.*                                                4,500          221,063
Network Appliance, Inc.*a                                14,650          940,347
Novell, Inc.*                                            15,200           78,850
Palm, Inc.*                                              26,131          738,201
Pitney Bowes, Inc.                                       11,700          387,563
Sun Microsystems, Inc.*                                 148,800        4,138,500
Unisys Corp.*                                            14,500          212,063
VERITAS Software Corp.*a                                 17,987        1,573,863
Xerox Corp.                                              30,850          142,681
Yahoo! Inc.*a                                            25,800          774,000
                                                                    ------------
                                                                      55,491,913
                                                                    ------------
OIL & GAS -- 6.1%
Amerada Hess Corp. a                                      4,100          299,556
Anadarko Petroleum Corp.                                 11,482          816,141
Apache Corp.                                              5,700          399,356
Ashland, Inc.                                             3,250          116,643
Burlington Resources, Inc.                                9,982          504,091
Chevron Corp.                                            29,700        2,507,794



                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK (CONTINUED)
OIL & GAS (CONTINUED)
Coastal Corp.                                             9,950     $    878,709
Conoco, Inc. Class B                                     28,817          833,892
Devon Energy Corp.                                        5,900          359,723
El Paso Energy Corp. a                                   10,750          769,969
Enron Corp. a                                            34,500        2,867,813
EOG Resources, Inc. a                                     5,400          295,313
Exxon Mobil Corp.                                       160,667       13,967,987
Kerr-McGee Corp.                                          4,312          288,635
Occidental Petroleum Corp.                               17,035          413,099
Phillips Petroleum Co.                                   11,800          671,125
Royal Dutch Petroleum Co.                                99,100        6,001,744
Sunoco, Inc.                                              3,855          129,865
Texaco, Inc.                                             25,400        1,577,975
Tosco Corp.                                               6,700          227,381
Unocal Corp.                                             11,200          433,300
USX-Marathon Group, Inc.                                 14,400          399,600
Williams Cos., Inc.                                      20,300          810,731
                                                                    ------------
                                                                      35,570,442
                                                                    ------------
PHOTOGRAPHIC -- 0.1%
Eastman Kodak Co.                                        13,900          547,313
                                                                    ------------
POLLUTION CONTROL -- 0.2%
Allied Waste Industries, Inc.*                            9,100          132,519
Waste Management, Inc. a                                 28,775          798,506
                                                                    ------------
                                                                         931,025
                                                                    ------------
RAILROADS -- 0.3%
Burlington Northern Santa Fe Corp.                       18,293          517,921
CSX Corp.                                                10,050          260,672
Norfolk Southern Corp.                                   17,700          235,631
Stilwell Financial, Inc.*                                10,300          406,206
Union Pacific Corp.                                      11,500          583,625
                                                                    ------------
                                                                       2,004,055
                                                                    ------------
RETAIL -- 4.9%
American Greetings Corp. Class A                          2,900           27,369
Autozone, Inc.*                                           5,900          168,150
Bed, Bath & Beyond, Inc.*                                13,100          293,113
Best Buy Co., Inc.*                                       9,600          283,800
Circuit City Stores, Inc.                                 9,500          109,250
Consolidated Stores Corp.*                                4,900           52,063
Costco Wholesale Corp.*                                  20,642          824,390
CVS Corp.                                                18,150        1,087,866
Dillard's, Inc. Class A                                   4,300           50,794
Dollar General Corp.                                     15,238          287,617
Federated Department Stores, Inc.*                        9,300          325,500
Gap, Inc.                                                39,312        1,002,456
Harcourt General, Inc.                                    3,400          194,480
Home Depot, Inc.                                        107,047        4,890,710
K Mart Corp.*                                            21,400          113,688
Kohls Corp.*a                                            15,300          933,300
Limited, Inc. a                                          19,700          336,131
Longs Drug Stores, Inc.                                   1,700           41,013
Lowe's Cos., Inc.                                        17,700          787,650
May Department Stores Co. a                              13,750          450,313

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                   INDEX FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
RETAIL (CONTINUED)
Nordstrom, Inc.                                           6,000     $    109,125
Office Depot, Inc.*                                      13,400           95,475
Penney, J.C. Co.                                         12,150          132,131
RadioShack Corp. a                                        8,600          368,188
Sears, Roebuck & Co. a                                   15,400          535,150
Staples, Inc.*                                           21,000          248,063
Target Corp.                                             41,400        1,335,150
Tiffany & Co., Inc.                                       6,700          211,888
TJX Cos., Inc. a                                         13,050          362,138
Toys "R" Us, Inc.*a                                       9,400          156,863
Wal-Mart Stores, Inc.                                   206,450       10,967,656
Walgreen Co.                                             46,850        1,958,916
                                                                    ------------
                                                                      28,740,396
                                                                    ------------
RETAIL - FOOD -- 0.8%
Albertson's, Inc.                                        19,460          515,690
Kroger Co.*                                              38,050        1,029,728
Safeway, Inc.*                                           23,150        1,446,875
Starbucks Corp.*                                          8,600          380,550
Supervalu, Inc.                                           5,800           80,475
Sysco Corp. a                                            30,900          927,000
Winn-Dixie Stores, Inc.                                   6,500          125,938
                                                                    ------------
                                                                       4,506,256
                                                                    ------------
TELEPHONES -- 5.7%
ADC Telecommunications, Inc.*a                           35,700          647,063
Alltel Corp.                                             14,500          905,344
AT&T Corp. a                                            173,512        3,003,927
BellSouth Corp.                                          86,350        3,534,953
CenturyTel, Inc.                                          6,500          232,375
Global Crossing, Ltd.*a                                  40,970          586,383
Nextel Communications, Inc. Class A*a                    35,200          869,000
Qualcomm, Inc.*                                          34,550        2,837,419
Qwest Communications International, Inc.*                76,552        3,138,632
SBC Communications, Inc.                                156,468        7,471,347
Sprint Corp. (FON Group)                                 40,850          829,766
Sprint Corp. (PCS Group)*a                               43,050          879,834
Verizon Communications, Inc.                            124,723        6,251,740
WorldCom, Inc.*                                         133,128        1,872,113
                                                                    ------------
                                                                      33,059,896
                                                                    ------------
THRIFT INSTITUTIONS -- 0.4%
Charter One Financial, Inc.                               9,565          276,189
Golden West Financial Corp.                               7,350          496,125
Washington Mutual, Inc.                                  24,893        1,320,885
                                                                    ------------
                                                                       2,093,199
                                                                    ------------
TRUCKING -- 0.0%
Cummins Engine Co., Inc. a                                1,800           68,288
Paccar, Inc.                                              3,490          171,883
Ryder System, Inc.                                        2,630           43,724
                                                                    ------------
                                                                         283,895
                                                                    ------------
TOTAL COMMON STOCK
  (Cost $385,047,466)                                                543,703,746
                                                                    ------------




   COUPON                                                 PAR
   RATE                          MATURITY                 (000)     VALUE+
   --------                      --------              --------   -------------


ASSET-BACKED SECURITIES -- 0.6%
Wesley Commercial & Residential Funding
  Series 2000-1, Class A
  (Cost $3,514,387)
    6.668%                       01/29/01             $   3,514     $  3,513,289
                                                                    ------------
U.S. TREASURY OBLIGATIONS -- 0.5%
U.S. Treasury Bills**
    5.940%                       03/08/01                 1,000          989,762
    5.905%                       03/22/01                 1,000          987,579
    5.390%                       06/14/01                 1,000          975,097
                                                                    ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $2,951,800)                                                    2,952,438
                                                                    ------------

                                                         SHARES
                                                        --------
TEMPORARY INVESTMENTS -- 5.7%
Dreyfus Cash Management Plus #719                    11,733,017       11,733,017
Goldman Sachs Financial Square
  Money Market Portfolio                             11,338,143       11,338,143
J.P. Morgan Institutional Prime Money
  Market Portfolio                                   10,312,287       10,312,287
                                                                    ------------
TOTAL TEMPORARY INVESTMENTS
  (Cost $33,383,447)                                                  33,383,447
                                                                    ------------
TOTAL INVESTMENTS -- 100.0%
  (Cost $424,897,100)                                               $583,552,920
                                                                    ============

-------------
+  See Note 2a to the Financial Statements.
*  Non-income producing security.
** Securities pledged as collateral for futures contracts.
a  Total or partial security on loan.

                                    NUMBER OF  UNREALIZED
                                   CONTRACTS  APPRECIATION
                                  ----------- ------------
Futures Contracts -- Long Position
  S&P 500 Index, March 2001          45       $121,625
                                     ==       ========


                       See Notes to Financial Statements.


                                                  HARRIS INSIGHT FUNDS
                                                       INDEX FUND
                                           STATEMENT OF ASSETS AND LIABILITIES
                                                    DECEMBER 31, 2000
=====================================================================================================================

ASSETS
   Investments at value (Cost $424,897,100) .........................................................    $583,552,920
   Collateral for securities loaned .................................................................      67,284,026
   Dividends receivable .............................................................................         437,344
   Interest receivable ..............................................................................          93,701
   Receivable for securities sold ...................................................................       1,813,290
   Receivable for capital stock sold ................................................................         310,110
   Other assets .....................................................................................          13,021
                                                                                                         ------------
          Total assets ..............................................................................     653,504,412
                                                                                                         ------------

LIABILITIES
   Payable upon return of securities loaned .........................................................      67,284,026
   Payable for securities purchased .................................................................      26,873,763
   Payable for capital stock redeemed ...............................................................       1,620,446
   Futures margin payable ...........................................................................         204,750
   Accrued expenses .................................................................................         186,531
                                                                                                         ------------
          Total liabilities .........................................................................      96,169,516
                                                                                                         ------------

NET ASSETS
Applicable to 18,739,629 Institutional Shares and 890,944 N Shares
   of beneficial interest outstanding, $.001 par value (Note 7) .....................................    $557,334,896
                                                                                                         ============

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($532,043,581/18,739,629) ........................................................................          $28.39
                                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($25,291,315/890,944) ............................................................................          $28.39
                                                                                                               ======

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                        LARGE-CAP AGGRESSIVE GROWTH FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK -- 100.0%
AUTO RELATED -- 1.7%
Harley-Davidson, Inc.                                        10          $   397
                                                                         -------
BUSINESS SERVICES -- 5.0%
Ariba, Inc.*                                                  5              268
Oracle Corp.*                                                30              874
                                                                         -------
                                                                           1,142
                                                                         -------
CHEMICALS -- 2.6%
Minnesota Mining & Manufacturing Co.                          5              602
                                                                         -------
DRUGS -- 17.8%
Abbott Laboratories, Inc.                                     5              242
Amgen, Inc.*                                                  5              320
Bristol-Myers Squibb Co.                                     10              739
Eli Lilly & Co.                                              10              931
Merck & Co., Inc.                                            10              936
Pfizer, Inc.                                                 20              920
                                                                         -------
                                                                           4,088
                                                                         -------
ELECTRICAL -- 3.1%
General Electric Co.                                         15              719
                                                                         -------
ELECTRONICS -- 18.4%
Altera Corp.*                                                10              263
Applied Micro Circuits Corp.*                                10              752
Atmel Corp.*                                                 30              349
Broadcom Corp. Class A*                                       5              420
CIENA Corp.*                                                 10              815
Intel Corp.                                                  10              301
Juniper Networks, Inc.*                                       5              631
Motorola, Inc.                                               10              202
Sonus Networks, Inc.*                                        20              504
                                                                         -------
                                                                           4,237
                                                                         -------
HEALTH CARE SERVICES -- 1.9%
Invitrogen Corp.*                                             5              432
                                                                         -------
INSURANCE -- 2.1%
American International Group, Inc.                            5              493
                                                                         -------
MACHINERY & EQUIPMENT -- 0.8%
Applied Materials, Inc.*                                      5              191
                                                                         -------
MISCELLANEOUS FINANCE -- 5.5%
American Express Co.                                         15              824
Fannie Mae                                                    5              434
                                                                         -------
                                                                           1,258
                                                                         -------



                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
OFFICE EQUIPMENT -- 30.5%
Adobe Systems, Inc.                                          10          $   582
BEA Systems, Inc.*                                           10              673
BroadVision, Inc.*                                           40              473
Cisco Systems, Inc.*                                         20              765
Comverse Technology, Inc.*                                    5              543
Dell Computer Corp.*                                         40              698
EMC Corp.*                                                   10              665
I2 Technologies, Inc.*                                        5              272
Microsoft Corp.*                                             20              869
Network Appliance, Inc.*                                     10              642
Sun Microsystems, Inc.*                                      30              834
                                                                         -------
                                                                           7,016
                                                                         -------
OIL & GAS -- 1.9%
Exxon Mobil Corp.                                             5              435
                                                                         -------
RETAIL -- 6.2%
Home Depot, Inc.                                             10              457
Insight Enterprises, Inc.*                                   10              179
Wal-Mart Stores, Inc.                                        15              797
                                                                         -------
                                                                           1,433
                                                                         -------
RETAIL - FOOD -- 1.0%
Starbucks Corp.*                                              5              221
                                                                         -------
TELEPHONES -- 1.5%
IDT Corp.*                                                   10              204
WorldCom, Inc.*                                              10              141
                                                                         -------
                                                                             345
                                                                         -------
TOTAL COMMON STOCK
  (Cost $23,675)                                                          23,009
                                                                         -------
TOTAL INVESTMENTS -- 100.0%
  (Cost $23,675)                                                         $23,009
                                                                         =======

---------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.

                       See Notes to Financial Statements.


                                                     HARRIS INSIGHT FUNDS
                                               LARGE-CAP AGGRESSIVE GROWTH FUND
                                              STATEMENT OF ASSETS AND LIABILITIES
                                                       DECEMBER 31, 2000
=====================================================================================================================
ASSETS
   Investments at value (Cost $23,675) ..............................................................         $23,009
   Deferred offering costs ..........................................................................          17,398
   Cash .............................................................................................          25,000
                                                                                                              -------
          Total assets ..............................................................................          65,407
                                                                                                              -------

LIABILITIES
   Payable for securities purchased .................................................................          23,675
   Offering costs payable to Adviser ................................................................          17,398
   Accrued expenses .................................................................................               3
                                                                                                              -------
          Total liabilities .........................................................................          41,076
                                                                                                              -------

NET ASSETS
Applicable to 2,500 Institutional Shares of beneficial interest outstanding,
   $.001 par value (Note 7) .........................................................................         $24,331
                                                                                                              =======

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($24,331/2,500) ..................................................................................           $9.73
                                                                                                                =====

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                 TECHNOLOGY FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK -- 52.9%
BUSINESS SERVICES -- 9.5%
Affiliated Computer Services, Inc. Class A*                  50         $  3,034
Agile Software Corp.*                                        10              494
Ariba, Inc.*                                                 40            2,145
Electronic Data Systems Corp.                                50            2,887
Fiserv, Inc.*                                                45            2,135
Micromuse, Inc.*                                             10              603
Oracle Corp.*                                               135            3,932
RealNetworks, Inc.*                                          90              782
Sapient Corp.*                                              170            2,019
Sycamore Networks, Inc.*                                     60            2,246
                                                                        --------
                                                                          20,277
                                                                        --------
CHEMICALS -- 1.2%
Corning, Inc.                                                50            2,641
                                                                        --------
ELECTRICAL -- 1.9%
TriQuint Semiconductor, Inc.*                                90            3,932
                                                                        --------
ELECTRONICS -- 20.9%
Adtran, Inc.*                                                60            1,275
Advanced Fibre Communications, Inc.*                         60            1,084
Altera Corp.*                                                10              263
Applied Micro Circuits Corp.*                                10              752
Avanex Corp.*                                                40            2,380
Broadcom Corp. Class A*                                      15            1,261
CIENA Corp.*                                                 50            4,075
Corvis Corp.*                                               100            2,375
Finisar Corp.*                                              100            2,894
GlobeSpan, Inc.*                                             10              275
InfoSpace, Inc.*                                             60              531
Intel Corp.                                                  60            1,804
JDS Uniphase Corp.*                                          45            1,879
Juniper Networks, Inc.*                                      10            1,262
Lattice Semiconductor Corp.*                                100            1,831
Motorola, Inc.                                              170            3,442
Pixelworks, Inc.*                                           110            2,461
Powerwave Technologies, Inc.*                                50            2,922
Rambus, Inc.*                                                60            2,190
Redback Networks, Inc.*                                      20              819
SonicWALL, Inc.*                                            130            2,104
Texas Instruments, Inc.                                      90            4,264
TranSwitch Corp.*                                            40            1,565
VeriSign, Inc.*                                              10              742
                                                                        --------
                                                                          44,450
                                                                        --------



                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
OFFICE EQUIPMENT -- 18.1%
Adobe Systems, Inc.                                          10         $    582
Avant! Corp.*                                               110            2,001
BEA Systems, Inc.*                                           45            3,029
BroadVision, Inc.*                                          140            1,654
Cisco Systems, Inc.*                                         60            2,295
Compaq Computer Corp.                                       100            1,505
Dell Computer Corp.*                                        100            1,744
EMC Corp.*                                                   50            3,325
I2 Technologies, Inc.*                                       60            3,266
International Business Machines Corp.                        40            3,400
Mercury Interactive Corp.*                                   35            3,156
Microsoft Corp.*                                             50            2,172
Network Appliance, Inc.*                                     60            3,851
Sun Microsystems, Inc.*                                      40            1,112
VERITAS Software Corp.*                                      40            3,500
Vignette Corp.*                                             100            1,812
                                                                        --------
                                                                          38,404
                                                                        --------
TELEPHONES -- 1.3%
ADC Telecommunications, Inc.*                               110            1,994
Qualcomm, Inc.*                                              10              821
                                                                        --------
                                                                           2,815
                                                                        --------
TOTAL COMMON STOCK
  (Cost $116,522)                                                        112,519
                                                                        --------



   COUPON                                                 PAR
   RATE                          MATURITY                 (000)
   --------                      --------              --------
AGENCY OBLIGATIONS -- 47.1%
Federal Home Loan Mortgage Corp.
  (Cost $99,983)
    6.290%                       01/02/01                  $100           99,983
                                                                        --------
TOTAL INVESTMENTS -- 100.0%
  (Cost $216,505)                                                       $212,502
                                                                        ========

--------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.

                       See Notes to Financial Statements.


                                                         HARRIS INSIGHT FUNDS
                                                            TECHNOLOGY FUND
                                                  STATEMENT OF ASSETS AND LIABILITIES
                                                           DECEMBER 31, 2000
=====================================================================================================================
ASSETS
   Investments at value (Cost $216,505) .............................................................      $  212,502
   Receivable for capital stock sold ................................................................       1,917,000
   Deferred offering costs ..........................................................................          17,398
   Cash .............................................................................................          25,097
                                                                                                           ----------
          Total assets ..............................................................................       2,171,997
                                                                                                           ----------

LIABILITIES
   Payable for securities purchased .................................................................         116,522
   Offering costs payable to Adviser ................................................................          17,398
   Accrued expenses .................................................................................              13
                                                                                                           ----------
          Total liabilities .........................................................................         133,933
                                                                                                           ----------

NET ASSETS
Applicable to 209,678 Institutional Shares of beneficial interest outstanding,
   $.001 par value (Note 7) .........................................................................      $2,038,064
                                                                                                           ==========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($2,038,064/209,678) .............................................................................           $9.72
                                                                                                                =====

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                             SCHEDULE OF INVESTMENTS
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK -- 48.1%
AEROSPACE -- 3.4%
Alliant Techsystems, Inc.*                                4,140      $   276,345
B.F. Goodrich Co.                                         4,100          149,137
Esterline Technologies Corp.*                            11,500          301,875
Litton Industries, Inc.*a                                 7,200          566,550
Lockheed Martin Corp.                                    13,800          468,510
Textron, Inc.                                               470           21,855
Triumph Group, Inc.*                                      2,450          100,450
United Technologies Corp.                                 3,260          256,317
                                                                     -----------
                                                                       2,141,039
                                                                     -----------
AIR TRANSPORT -- 0.4%
Alaska Air Group, Inc.*                                   1,150           34,212
Delta Air Lines, Inc.                                     1,300           65,244
Mesaba Holdings, Inc.*                                   12,800          160,800
                                                                     -----------
                                                                         260,256
                                                                     -----------
ALCOHOLIC BEVERAGES & TOBACCO-- 0.4%
Anheuser-Busch Cos., Inc.                                 1,800           81,900
Constellation Brands, Inc. Class A*                       3,300          193,875
                                                                     -----------
                                                                         275,775
                                                                     -----------
APPAREL, TEXTILES -- 0.5%
Jones Apparel Group, Inc.*                                2,410           77,572
Timberland Co. Class A*                                   3,550          237,406
                                                                     -----------
                                                                         314,978
                                                                     -----------
AUTO RELATED -- 0.8%
Avis Group Holdings, Inc.*                                8,000          260,500
Dollar Thrifty Automotive Group, Inc.*                    9,300          174,375
Tower Automotive, Inc.*                                   2,250           20,250
Visteon Corp.                                             5,540           63,710
                                                                     -----------
                                                                         518,835
                                                                     -----------
AUTOS -- 0.3%
Ford Motor Co.                                            2,800           65,625
General Motors Corp.                                      2,800          142,625
                                                                     -----------
                                                                         208,250
                                                                     -----------
BANKS -- 3.8%
Bank of New York Co., Inc.                                8,470          467,438
Citigroup, Inc.                                           9,363          478,098
Dain Rauscher Corp.                                       2,080          196,950
Doral Financial Corp.                                     4,825          115,800
First Citizens BancShares, Inc. Class A                   1,570          125,698
GBC Bancorp                                               4,275          164,053
Mellon Financial Corp.                                    8,800          432,850
Southtrust Corp.                                         11,000          447,562
                                                                     -----------
                                                                       2,428,449
                                                                     -----------
BUSINESS SERVICES -- 2.9%
Amdocs, Ltd.*a                                            1,077           71,351
Automatic Data Processing, Inc.                           9,770          618,563
Electronic Data Systems Corp.                             6,500          375,375
Fiserv, Inc.*                                             4,660          221,059
Oracle Corp.*a                                           11,330          329,986




                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
BUSINESS SERVICES (CONTINUED)
Viad Corp.                                                8,900      $   204,700
Waters Corp.*a                                              280           23,380
                                                                     -----------
                                                                       1,844,414
                                                                     -----------
CASINOS -- 0.5%
Mandalay Resort Group*a                                  13,200          289,575
                                                                     -----------
CHEMICALS -- 0.8%
Corning, Inc. a                                             630           33,272
Cytec Industries, Inc.*                                   5,550          221,653
F.M.C. Corp.*                                             2,980          213,629
Schulman (A.), Inc.                                       3,300           37,950
                                                                     -----------
                                                                         506,504
                                                                     -----------
CONSTRUCTION -- 1.2%
Fleetwood Enterprises, Inc.                               5,750           60,375
LNR Property Corp.                                       11,300          248,600
M.D.C. Holdings, Inc.                                     5,750          189,462
NVR, Inc.*                                                1,950          241,020
                                                                     -----------
                                                                         739,457
                                                                     -----------
CONTAINERS -- 0.1%
Crown Cork & Seal Co., Inc.                               3,500           26,031
Owens-Illinois, Inc.*                                     5,900           33,556
                                                                     -----------
                                                                          59,587
                                                                     -----------
COSMETICS & SOAP -- 0.3%
Colgate-Palmolive Co. a                                     900           58,095
Estee Lauder Cos., Inc. Class A a                           710           31,107
Procter & Gamble Co. a                                    1,100           86,281
                                                                     -----------
                                                                         175,483
                                                                     -----------
DRUGS -- 3.9%
Abbott Laboratories, Inc.                                 1,230           59,578
American Home Products Corp. a                            1,140           72,447
Amgen, Inc.*a                                             1,700          108,694
Bristol-Myers Squibb Co.                                  1,800          133,087
Cardinal Health, Inc.                                     1,120          111,580
Eli Lilly & Co.                                             280           26,057
Genzyme Corp.*a                                           3,580          321,752
King Pharmaceuticals, Inc.*a                              1,842           95,208
Merck & Co., Inc.                                         6,560          614,180
Pfizer, Inc.                                              2,040           93,840
Schering Plough Corp. a                                  14,960          848,980
                                                                     -----------
                                                                       2,485,403
                                                                     -----------
ELECTRIC & GAS -- 1.5%
Energy East Corp.                                        14,900          293,344
Reliant Energy, Inc.                                     15,300          662,681
                                                                     -----------
                                                                         956,025
                                                                     -----------
ELECTRICAL -- 0.7%
Emerson Electric Co.                                      2,200          173,387
General Electric Co. a                                    3,880          185,997
Technitrol, Inc.                                          2,280           93,765
                                                                     -----------
                                                                         453,149
                                                                     -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
ELECTRONICS -- 2.5%
Agilent Technologies, Inc.*                                 200      $    10,950
America Online, Inc.*                                     1,230           42,804
American Power Conversion Corp.*                          1,230           15,144
Analog Devices, Inc.*a                                    1,700           87,019
Applied Micro Circuits Corp.*a                              280           21,070
Arrow Electronics, Inc.*a                                 2,700           77,287
Broadcom Corp. Class A*a                                    200           16,812
C&D Technologies, Inc.                                    3,900          168,431
Gateway, Inc.*                                            1,000           17,990
Intel Corp.                                              16,680          501,442
KEMET Corp.*a                                             5,200           78,650
Lattice Semiconductor Corp.*a                             4,600           84,237
Lucent Technologies, Inc. a                               2,040           27,540
Motorola, Inc.                                            3,800           76,950
Nortel Networks Corp. a                                   1,370           43,926
Redback Networks, Inc.*a                                    190            7,778
SCI Systems, Inc.*a                                       1,050           27,694
Scientific-Atlanta, Inc.                                  1,400           45,588
SDL, Inc.*a                                                 150           22,228
Texas Instruments, Inc.                                   2,200          104,225
Vishay Intertechnology, Inc.*a                            6,250           94,531
                                                                     -----------
                                                                       1,572,296
                                                                     -----------
FOOD & BEVERAGES -- 0.9%
Coca-Cola Enterprises, Inc.                               1,600           30,400
Quaker Oats Co.                                           1,260          122,693
Smithfield Foods, Inc.*                                  14,200          431,680
                                                                     -----------
                                                                         584,773
                                                                     -----------
FOREST PRODUCTS & PAPER -- 0.4%
American Israeli Paper Mills, Ltd.                          900           54,450
Buckeye Technologies, Inc.*                               2,750           38,672
Georgia Pacific Corp. a                                   5,900          183,638
                                                                     -----------
                                                                         276,760
                                                                     -----------
HEALTH CARE SERVICES -- 2.8%
Beckman Coulter, Inc.                                     6,940          291,046
Biogen, Inc.*                                               420           25,226
Health Care Property Investors, Inc.                      7,200          215,100
Hillenbrand Industries, Inc.                              3,200          164,800
St. Jude Medical, Inc.*a                                  5,300          325,619
Stryker Corp. a                                           7,450          376,896
Wellpoint Health Networks, Inc.*                          3,200          368,800
                                                                     -----------
                                                                       1,767,487
                                                                     -----------
HOTELS & RESTAURANTS -- 0.9%
Brinker International, Inc.*a                             3,200          135,200
Darden Restaurants, Inc.                                 14,875          340,266
Outback Steakhouse, Inc.*                                 4,600          119,025
                                                                     -----------
                                                                         594,491
                                                                     -----------
INSURANCE -- 1.8%
American International Group, Inc.                          850           83,778
AmerUs Group Co.                                          3,300          106,838
CNA Surety Corp.                                         20,050          285,713
Gallagher (Arthur J.) & Co.                               4,440          282,495




                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
INSURANCE (CONTINUED)
Lincoln National Corp.                                    4,200      $   198,713
MGIC Investment Corp.                                     1,320           89,018
St. Paul Cos., Inc.                                       1,800           97,763
                                                                     -----------
                                                                       1,144,318
                                                                     -----------
MACHINERY & EQUIPMENT -- 0.7%
Applied Materials, Inc.*                                  1,700           64,919
Gardner Denver Machinery, Inc.*                           5,550          118,215
SPS Technologies, Inc.*                                   2,000          109,625
Tyco International, Ltd. a                                2,510          139,305
                                                                     -----------
                                                                         432,064
                                                                     -----------
MEDIA -- 0.1%
Dow Jones & Co., Inc.                                       570           32,276
                                                                     -----------
METALS -- 0.3%
Commercial Metals Co.                                     5,000          111,250
Reliance Steel & Aluminum Corp.                           4,275          105,806
                                                                     -----------
                                                                         217,056
                                                                     -----------
MISCELLANEOUS FINANCE -- 3.0%
Advanta Corp. Class A                                     3,900           34,125
American Express Co.                                      3,900          214,256
Fannie Mae a                                              8,070          700,073
Financial Federal Corp.*                                  8,750          208,906
Lehman Brothers Holdings, Inc. a                          6,280          424,685
Morgan Stanley Dean Witter & Co.                          3,900          309,075
                                                                     -----------
                                                                       1,891,120
                                                                     -----------
OFFICE EQUIPMENT -- 3.5%
Adobe Systems, Inc. a                                     5,120          297,920
BEA Systems, Inc.*a                                         560           37,695
Cisco Systems, Inc.*a                                     4,120          157,590
Compaq Computer Corp.                                     7,790          117,240
Comverse Technology, Inc.*a                                 300           32,588
Dell Computer Corp.*a                                     9,020          157,286
EMC Corp.*                                                1,470           97,755
Hewlett Packard Co. a                                     1,600           50,500
International Business Machines Corp.                     6,500          552,500
Microsoft Corp.*                                          2,760          119,888
Network Appliance, Inc.*a                                   900           57,769
Sun Microsystems, Inc.*                                   5,640          156,863
Symantec Corp.*a                                          8,000          266,000
Tech Data Corp.*                                          4,825          130,275
VERITAS Software Corp.*a                                    280           24,500
Yahoo! Inc.*a                                               200            6,000
                                                                     -----------
                                                                       2,262,369
                                                                     -----------
OIL & GAS -- 4.3%
Apache Corp.                                              1,300           91,081
Coastal Corp.                                            12,580        1,110,971
Conoco, Inc. Class B                                     21,900          633,731
Kerr-McGee Corp. a                                          760           50,873
Texaco, Inc.                                              1,900          118,038
Ultramar Diamond Shamrock Corp.                           2,790           86,141
USX-Marathon Group, Inc.                                 24,080          668,220
                                                                     -----------
                                                                       2,759,055
                                                                     -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
POLLUTION CONTROL -- 0.5%
Republic Services, Inc.*                                 19,200      $   330,000
                                                                     -----------
RAILROADS -- 0.3%
Canadian Pacific, Ltd.                                    6,400          182,800
                                                                     -----------
RETAIL -- 2.0%
American Eagle Outfitters, Inc.*a                           900           38,025
Bed, Bath & Beyond, Inc.*a                               15,240          340,995
BJ's Wholesale Club, Inc.*                                6,500          249,438
Federated Department Stores, Inc.*                        3,200          112,000
Intimate Brands, Inc. Class A                             8,550          128,250
Limited, Inc. a                                          11,560          197,243
Musicland Stores Corp.*                                  12,400          153,450
Tiffany & Co., Inc.                                       1,000           31,625
                                                                     -----------
                                                                       1,251,026
                                                                     -----------
RETAIL - FOOD -- 0.6%
Safeway, Inc.*a                                           1,570           98,125
Starbucks Corp.*a                                         1,040           46,020
Supervalu, Inc.                                          10,500          145,688
Sysco Corp. a                                             3,400          102,000
                                                                     -----------
                                                                         391,833
                                                                     -----------
TELEPHONES -- 1.6%
ADC Telecommunications, Inc.*a                            1,370           24,831
AT&T Corp. a                                                810           14,023
BellSouth Corp.                                           9,300          380,719
Broadwing, Inc.*                                            400            9,125
SBC Communications, Inc.                                  6,130          292,708
Sprint Corp. (FON Group)                                  2,500           50,781
Verizon Communications, Inc.                              5,357          268,520
                                                                     -----------
                                                                       1,040,707
                                                                     -----------
THRIFT INSTITUTIONS -- 0.4%
Dime Community Bancshares, Inc.                          10,050          252,506
                                                                     -----------
TOTAL COMMON STOCK
  (Cost $29,088,288)                                                  30,640,116
                                                                     -----------

  COUPON                                                  PAR
   RATE                           MATURITY               (000)
   --------                       --------               ------

ASSET-BACKED SECURITIES -- 2.1%
BankBoston Marine Asset-Backed
  Trust Series 1997-2, Class A7
    6.820%                        04/15/13               $   50           51,376
Chase Manhattan RV Owner Trust
  Series 1997-A, Class A7
    6.140%                        10/16/06                   43           43,152
CIT Equipment Collateral Series
  2000-2, Class A4
    6.930%                        07/20/11                  700          716,332
Citibank Credit Card Issuance Trust
  Series 2000-C1, Class C1
    7.450%                        09/15/07                  150          153,984
Citibank Credit Card Master Trust I
  Series 1999-5, Class A
    6.100%                        05/15/08                   16           15,988




  COUPON                                                  PAR
   RATE                           MATURITY               (000)         VALUE+
   --------                       --------               ------        ------


ASSET-BACKED SECURITIES (CONTINUED)
Contimortgage Home Equity Loan
  Trust Series 1998-2, Class A5
    6.280%                        09/15/16               $   25      $    25,015
First Plus Home Loan Trust Series
  1997-3, Class A6
    7.080%                        07/10/17                  300          301,973
Independent National Mortgage
  Corp. Home Equity Series 1997-A,
  Class AF3
    6.700%                        12/25/25                   25           24,945
                                                                     -----------
TOTAL ASSET-BACKED SECURITIES
  (Cost $1,308,790)                                                    1,332,765
                                                                     -----------
COLLATERALIZED MORTGAGE OBLIGATIONS -- 9.6%
Bear Stearns Commercial Mortgage
  Securities Series 2000-WF2, Class A2
    7.320% 08/15/10 200 212,028 DLJ Mortgage Acceptance Corp.
  Series 1998-A, Class A2
    6.402%                        05/28/28                  307          286,678
Federal National Mortgage
  Association Series 145, Class 1 PO
   12.495%                        06/25/22                  371          307,961
Federal National Mortgage Association
  Series 1996-53, Class K
    6.500%                        12/18/11                1,000        1,005,470
Federal National Mortgage Association
  Series 1997-20 IO
    1.840%                        03/25/27                1,945           81,068
Federal National Mortgage Association
  Series 1997-42, Class PE
    6.200%                        03/18/12                2,000        1,989,840
Federal National Mortgage Association
  Series 1997-84, Class PL IO
    6.500%                        02/25/09                2,286          182,545
Federal National Mortgage Association
  Series 1998-47, Class PD
    6.250%                        06/18/24                   75           73,130
Federal National Mortgage Association
  Series 1998-61, Class PB
    5.500%                        12/25/08                  575          566,494
Residential Funding Mortgage
  Section I Series 1997-S12, Class A17
    7.250%                        08/25/27                1,300        1,297,043
Structured Asset Securities Corp.
  Series 1998-R3, Class A1 IO
    6.100%                        01/15/13                  500           83,960
                                                                     -----------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
  (Cost $5,931,096)                                                    6,086,217
                                                                     -----------
MORTGAGE-BACKED SECURITIES -- 10.6%
Federal National Mortgage Association
    7.000%                        01/15/16                3,000        3,032,813
    7.000%                        01/15/31                  600          601,031
    7.500%                        01/15/31                2,000        2,029,688


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================
  COUPON                                                  PAR
   RATE                           MATURITY               (000)         VALUE+
   --------                       --------               ------        ------


MORTGAGE-BACKED SECURITIES (CONTINUED)
Federal National Mortgage Association
  Pool #345739
    7.500%                        03/01/27               $   39      $    39,761
Federal National Mortgage Association
  Pool #363317
    7.500%                        11/01/26                    7            7,359
Federal National Mortgage Association
  Pool #368941
    7.500%                        12/01/26                  328          333,849
Federal National Mortgage Association
  Pool #371323
    7.500%                        03/01/27                  223          227,135
Government National Mortgage Association
  Pool #354675
    6.500%                        10/15/23                  494          494,570
                                                                     -----------
TOTAL MORTGAGE-BACKED SECURITIES
  (Cost $6,704,657)                                                    6,766,206
                                                                     -----------
CORPORATE BONDS -- 10.6%
ELECTRIC -- 0.5%
Duke Capital Corp.
    8.000%                        10/01/19                  300          314,444
                                                                     -----------
FINANCE - NON-BANK -- 3.4%
Avalonbay Communities, Inc.
    8.250%                        07/15/08                  500          530,960
Boeing Capital Corp.
    7.375%                        09/27/10                  180          193,233
Ford Motor Credit Corp.
    5.800%                        01/12/09                  500          452,882
General Motors Acceptance Corp.
    7.750%                        01/19/10                  150          154,939
Goldman Sachs Group, Inc.
    7.625%                        08/17/05                  500          520,942
Lehman Brothers Holdings, Inc.
    7.375%                        05/15/04                  300          305,793
                                                                     -----------
                                                                       2,158,749
                                                                     -----------
INDUSTRIAL -- 3.2%
Clear Channel Communications, Inc.
    7.250%                        09/15/03                  300          304,024
E.I. Dupont de Nemours & Co.
    6.750%                        10/15/04                  300          307,315
Hertz Corp.
    8.250%                        06/01/05                  500          525,819
Nordstrom, Inc.
    6.950%                        03/15/28                   40           30,779
Time Warner, Inc.
    9.125%                        01/15/13                  280          325,932
Tyco International Group S.A.
    7.000%                        06/15/28                  280          265,877
Unilever Capital Corp.
    6.875%                        11/01/05                  300          309,974
                                                                     -----------
                                                                       2,069,720
                                                                     -----------



  COUPON                                                  PAR
   RATE                           MATURITY               (000)         VALUE+
   --------                       --------               ------        ------


CORPORATE BONDS (CONTINUED)
OIL -- 1.7%
Conoco, Inc.
    6.950%                        04/15/29               $  500      $   491,080
Duke Energy Field Services
    7.875%                        08/16/10                  300          320,313
Enron Corp.
    6.950%                        07/15/28                   60           56,400
Phillips Petroleum Co.
    8.500%                        05/25/05                  200          216,529
                                                                     -----------
                                                                       1,084,322
                                                                     -----------
TELEPHONES -- 1.2%
Sprint Capital Corp.
    6.900%                        05/01/19                  275          228,206
Vodafone Group P.L.C.
    7.750%                        02/15/10                  500          518,417
                                                                     -----------
                                                                         746,623
                                                                     -----------
TRANSPORTATION -- 0.6%
Boeing Co.
    8.750%                        09/15/31                  100          122,150
United Air Lines, Inc.
    7.783%                        01/01/14                  250          267,935
                                                                     -----------
                                                                         390,085
                                                                     -----------
TOTAL CORPORATE BONDS
  (Cost $6,531,889)                                                    6,763,943
                                                                     -----------
YANKEE BONDS -- 0.4%
Empresa Nacional Electric
    7.750%                        07/15/08                  150          145,474
Korea Development Bank
    7.375%                        09/17/04                   90           90,317
                                                                     -----------
TOTAL YANKEE BONDS
  (Cost $239,017)                                                        235,791
                                                                     -----------
U.S. TREASURY OBLIGATIONS -- 10.7%
U.S. TREASURY BILLS**-- 0.1%
    5.770%                        05/31/01                   50           48,854
                                                                     -----------
U.S. TREASURY BONDS -- 3.3%
    8.750%                        08/15/20                1,235        1,697,758
    6.125%                        08/15/29                  355          386,728
                                                                     -----------
                                                                       2,084,486
                                                                     -----------
U.S. TREASURY NOTES -- 6.3%
    5.875%                        02/15/04                1,610        1,643,456
    6.000%                        08/15/09                2,094        2,210,843
    5.750%                        08/15/10                  150          157,254
                                                                     -----------
                                                                       4,011,553
                                                                     -----------


                       See Notes to Financial Statements.
86

                              HARRIS INSIGHT FUNDS
                                  BALANCED FUND
                       SCHEDULE OF INVESTMENTS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================
  COUPON                                                  PAR
   RATE                           MATURITY               (000)         VALUE+
   --------                       --------               ------        ------

U.S. TREASURY OBLIGATIONS (CONTINUED)
U.S. TREASURY STRIPS -- 1.0%
    0.000%                        11/15/04               $  340      $   278,881
    0.000%                        11/15/15                  900          392,516
                                                                     -----------
                                                                         671,397
                                                                     -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $6,502,094)                                                    6,816,290
                                                                     -----------
COMMERCIAL PAPER -- 1.9%
PHH Corp.
  (Cost $1,193,050)
    6.950%                        01/31/01                1,200        1,192,500
                                                                     -----------

                                                        SHARES
                                                      ----------
TEMPORARY INVESTMENTS -- 6.0%
Dreyfus Cash Management Plus #719                     1,717,963        1,717,963
Goldman Sachs Financial Square
  Money Market Portfolio                                425,600          425,600
J.P. Morgan Institutional Prime
  Money Market Portfolio                              1,672,806        1,672,806
                                                                     -----------
TOTAL TEMPORARY INVESTMENTS
  (Cost $3,816,369)                                                    3,816,369
                                                                     -----------
TOTAL INVESTMENTS -- 100.0%
  (Cost $61,315,250)                                                 $63,650,197
                                                                     ===========

-------------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.
**Security pledged as collateral for futures contracts.
a Total or partial security on loan.
IO -- Interest Only Security.
PO -- Principal Only Security; interest rate is effective yield.

                                     NUMBER OF   UNREALIZED
                                    CONTRACTS  APPRECIATION
                                  -----------  ------------
Futures Contracts -- Long Position
  U.S. Treasury Notes, March 2001      25         $81,836
                                       ==         =======


                       See Notes to Financial Statements.


                                                         HARRIS INSIGHT FUNDS
                                                             BALANCED FUND
                                                  STATEMENT OF ASSETS AND LIABILITIES
                                                           DECEMBER 31, 2000
======================================================================================================================

ASSETS
   Investments at value (Cost $61,315,250) ..........................................................     $63,650,197
   Collateral for securities loaned .................................................................       7,465,791
   Dividends receivable .............................................................................          14,608
   Interest receivable ..............................................................................         402,322
   Futures margin receivable ........................................................................           3,906
   Other assets .....................................................................................          10,798
                                                                                                          -----------
          Total assets ..............................................................................      71,547,622
                                                                                                          -----------

LIABILITIES
   Payable upon return of securities loaned .........................................................       7,465,791
   Payable for securities purchased .................................................................       5,642,687
   Payable for capital stock redeemed ...............................................................           4,715
   Accrued expenses .................................................................................          33,002
                                                                                                          -----------
          Total liabilities .........................................................................      13,146,195
                                                                                                          -----------

NET ASSETS
Applicable to 4,235,363 Institutional Shares, 156,272 N Shares and 9,907 A Shares
   of beneficial interest outstanding, $.001 par value (Note 7) .....................................     $58,401,427
                                                                                                          ===========

NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER INSTITUTIONAL SHARE
   ($56,196,750/4,235,363) ..........................................................................          $13.27
                                                                                                               ======
NET ASSET VALUE, OFFERING AND REDEMPTION PRICE PER N SHARE
   ($2,073,279/156,272) .............................................................................          $13.27
                                                                                                               ======
NET ASSET VALUE AND REDEMPTION PRICE PER A SHARE
   ($131,398/9,907) .................................................................................          $13.26
                                                                                                               ======
MAXIMUM PUBLIC OFFERING PRICE PER A SHARE
   ($13.26/0.945) (Note 5) ..........................................................................          $14.03
                                                                                                               ======

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000
================================================================================

                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK -- 96.2%
AUSTRALIA -- 1.6%
Westpac Banking Corp., Ltd.                             565,000      $ 4,142,117
                                                                     -----------
AUSTRIA -- 1.9%
Bank Austria A.G                                         58,000        3,190,942
VA Technologie A.G                                       58,000        1,741,949
                                                                     -----------
                                                                       4,932,891
                                                                     -----------
BELGIUM -- 1.0%
Fortis- B                                                77,000        2,501,267
                                                                     -----------
BERMUDA -- 1.9%
XL Capital, Ltd.- A                                      55,000        4,846,875
                                                                     -----------
BRAZIL -- 1.4%
Companhia Vale do Rio Doce ADR                           75,000        1,846,875
Embratel Participacoes S.A. ADR                         114,000        1,788,375
                                                                     -----------
                                                                       3,635,250
                                                                     -----------
DENMARK -- 1.2%
Nordic Baltic Holding AB*                               385,411        3,005,747
                                                                     -----------
FINLAND -- 2.9%
Fortum Oyj                                              550,000        2,246,184
Metso Oyj                                               200,000        2,234,448
Tietoenator Oyj                                         104,500        2,972,708
                                                                     -----------
                                                                       7,453,340
                                                                     -----------
FRANCE -- 4.8%
Alstom                                                  125,000        3,227,275
Compagnie de Saint Gobain                                20,000        3,141,371
Pechiney S.A.- A                                         60,000        2,742,738
Usinor S.A                                              250,000        3,300,036
                                                                     -----------
                                                                      12,411,420
                                                                     -----------
GERMANY -- 8.5%
Adidas-Salomon A.G                                       57,400        3,492,048
BASF A.G                                                 61,000        2,774,706
E.On A.G                                                 68,920        4,192,891
Jenoptik A.G                                             69,500        2,022,739
Linde A.G                                                70,300        3,399,037
Merck KGAA                                              100,000        4,365,623
Volkswagen A.G                                           29,100        1,544,966
                                                                     -----------
                                                                      21,792,010
                                                                     -----------
GREECE -- 0.8%
Hellenic Telecommunications
  Organization (OTE) S.A                                145,500        2,148,148
                                                                     -----------
HONG KONG -- 3.5%
HSBC Holdings P.L.C                                     249,101        3,688,653
Hutchison Whampoa, Ltd.                                 259,000        3,229,236
Smartone Telecommunications
  Holdings, Ltd.                                      1,512,000        2,180,794
                                                                     -----------
                                                                       9,098,683
                                                                     -----------
HUNGARY -- 0.6%
Magyar Tavkozlesi Rt. ADR                                75,000        1,532,812
                                                                     -----------



                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
IRELAND -- 2.1%
Bank of Ireland                                         325,000      $ 3,219,060
Eircom P.L.C                                            824,400        2,128,453
                                                                     -----------
                                                                       5,347,513
                                                                     -----------
ITALY -- 4.0%
Banca Nazionale del Lovoro*                           1,012,000        3,106,859
ENI S.P.A                                               600,000        3,830,482
Parmalat Finanziaria S.P.A                            2,000,000        3,239,011
                                                                     -----------
                                                                      10,176,352
                                                                     -----------
JAPAN -- 17.6%
Asahi Chemical Industry Co., Ltd.                       510,000        2,938,528
Daiichi Pharmaceutical Co., Ltd.                        108,000        3,215,411
Daiwa Securities Co., Ltd.                              285,000        2,977,276
Hitachi, Ltd.                                           353,000        3,146,707
Honda Motor Co., Ltd.                                    80,000        2,984,237
JGC Corp.                                               714,000        4,870,454
Kyushu Electric Power Co., Inc.                              90            1,262
Mabuchi Motor Co., Ltd.                                  30,100        3,067,985
Marui Co., Ltd.                                         180,000        2,718,913
Matsushita Electric Industrial Co., Ltd.                145,000        3,466,286
Mizuho Holdings, Inc.                                       449        2,783,642
Nihon Unisys, Ltd.                                      150,000        1,576,182
Nippon Fire & Marine Insurance Co., Ltd.                578,000        2,024,518
Sankyo Co., Ltd.                                        120,000        2,879,159
Sumitomo Trust & Banking Co., Ltd.                      500,000        3,401,926
TDK Corp.                                                32,900        3,203,572
                                                                     -----------
                                                                      45,256,058
                                                                     -----------
KOREA -- 0.7%
Korea Telecom Corp. ADR                                  60,000        1,860,000
                                                                     -----------
MEXICO -- 1.8%
Grupo Televisa S.A. GDR*                                 56,200        2,525,487
Telefonos de Mexico S.A. ADR                             44,000        1,985,500
                                                                     -----------
                                                                       4,510,987
                                                                     -----------
NETHERLANDS -- 4.9%
ABN AMRO Holding N.V                                    148,911        3,386,057
ING Groep N.V                                            41,038        3,277,985
Koninklijke KPN N.V                                     180,959        2,082,879
Wolters Kluwer N.V                                      144,000        3,926,019
                                                                     -----------
                                                                      12,672,940
                                                                     -----------
NORWAY -- 1.1%
Petroleum Geo-Services A.S.A.*                          217,500        2,861,024
                                                                     -----------
PORTUGAL -- 0.7%
Portugal Telecom S.A                                    190,000        1,737,424
                                                                     -----------
RUSSIA -- 0.4%
Lukoil Holding ADR                                       30,000        1,110,000
                                                                     -----------
SINGAPORE -- 1.1%
City Developments, Ltd.                                 590,000        2,738,995
                                                                     -----------
SLOVAKIA -- 0.1%
Slovakofarma A.S. GDR                                   115,960          211,627
                                                                     -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                               INTERNATIONAL FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================
                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
SPAIN -- 2.9%
Iberdrola S.A                                           225,774     $ 2,829,753
Repsol S.A                                              191,006       3,052,108
Telefonica S.A.*                                         95,752       1,582,172
                                                                    -----------
                                                                      7,464,033
                                                                    -----------
SWEDEN -- 3.6%
ABB, Ltd.                                                30,769       3,159,882
Atlas Copco AB                                          150,000       3,139,728
Electrolux AB-B                                         225,000       2,921,140
                                                                    -----------
                                                                      9,220,750
                                                                    -----------
SWITZERLAND -- 8.4%
Nestle S.A                                                1,440       3,358,963
Novartis A.G                                              2,250       3,977,939
Roche Holding A.G                                           375       3,820,580
Swisscom A.G                                             10,000       2,601,049
UBS A.G                                                  20,000       3,264,425
Zurich Financial Services A.G                             7,637       4,604,350
                                                                    -----------
                                                                     21,627,306
                                                                    -----------
THAILAND -- 0.9%
Advanced Information Service Public
  Co., Ltd.*                                            150,000       1,452,281
Bangkok Bank Public Co., Ltd.*                        1,000,000         795,297
                                                                    -----------
                                                                      2,247,578
                                                                    -----------
UNITED KINGDOM -- 15.8%
Barclays P.L.C                                          106,100       3,283,958
British Airways P.L.C                                   450,000       2,624,980
British Telecommunications P.L.C                        402,400       3,438,321
Great Universal Stores P.L.C                            438,000       3,438,265
Innogy Holdings P.L.C.*                                 452,380       1,304,227
International Power P.L.C                               452,380       1,696,171
Lloyds TSB Group P.L.C                                  359,200       3,798,937
Marks & Spencer P.L.C                                   740,000       2,056,066
Nycomed Amersham P.L.C                                  369,600       3,078,005
Rolls-Royce P.L.C                                     1,616,274       4,786,528
Royal Bank of Scotland Group P.L.C                      132,392       3,128,677
Royal Bank of Scotland Group P.L.C. -
  Additional Value Shares*                              131,450         161,997
Sainsbury (J.) P.L.C                                    548,732       3,254,193
Unilever P.L.C                                          550,000       4,707,711
                                                                    -----------
                                                                     40,758,036
                                                                    -----------
TOTAL COMMON STOCK
  (Cost $241,207,275)                                               247,301,183
                                                                    -----------
PREFERRED STOCK -- 1.2%
GERMANY
SAP A.G                                                  11,300       1,612,558
Volkswagen A.G                                           51,500       1,571,390
                                                                    -----------
TOTAL PREFERRED STOCK
  (Cost $3,208,779)                                                   3,183,948
                                                                    -----------



  COUPON                                                  PAR
   RATE                           MATURITY               (000)        VALUE+
   --------                       --------               ------       ------


U.S. TREASURY OBLIGATIONS -- 10.7%
U.S. Treasury Bills
    3.360%                        01/11/01               $  299    $    298,665
    4.000%                        01/11/01                1,053       1,051,614
    4.380%                        01/11/01               14,021      14,000,529
    4.750%                        01/11/01                4,565       4,557,772
    5.550%                        01/11/01                7,142       7,128,787
    5.650%                        01/11/01                  144         143,729
    5.700%                        01/11/01                  339         338,356
                                                                   ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $27,526,710)                                                 27,519,452
                                                                   ------------
                                                         SHARES
                                                         ------
TEMPORARY INVESTMENTS -- 0.0%
Provident Institutional Funds - TempCash
  (Cost $242)                                               242             242
                                                                   ------------
TOTAL INVESTMENTS -- 108.1%
  (Cost $271,943,006)                                               278,004,825
                                                                   ------------
CURRENCY -- 0.6%
Euro Currency                                                 2               2
Greek Drachma                                       268,031,862         728,095
Malaysia Ringgit                                      3,271,533         860,921
                                                                   ------------
TOTAL CURRENCY
  (Cost $1,561,834)                                                   1,589,018
                                                                   ------------
OTHER ASSETS AND LIABILITIES -- (8.7%)
Dividends receivable and other assets                                   419,854
Receivable for securities sold                                          432,311
Receivable for capital stock sold                                        18,369
Payable for securities purchased                                    (16,969,511)
Payable for capital stock redeemed                                   (5,876,121)
Payable for repatriation taxes - Malaysia                              (136,662)
Accrued expenses                                                       (313,188)
                                                                   ------------
                                                                    (22,424,948)
                                                                   ------------
NET ASSETS -- 100.0%
Applicable to 17,735,354 Institutional Shares,
  175,786 N Shares and 165.139 A Shares of
  beneficial interest outstanding, $.001 par
  value (Note 7)                                                   $257,168,895
                                                                   ============
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($254,641,418/17,735,354)                                              $14.36
                                                                         ======
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER N SHARE ($2,525,103/175,786)                                 $14.36
                                                                         ======
NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($2,374/165.139)                                           $14.38
                                                                         ======
MAXIMUM PUBLIC OFFERING PRICE PER A
  SHARE ($14.38/0.945) (NOTE 5)                                          $15.22
                                                                         ======

------------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              EMERGING MARKETS FUND
                             STATEMENT OF NET ASSETS
                                DECEMBER 31, 2000
================================================================================
                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK -- 97.0%
ARGENTINA -- 1.7%
Perez Companc S.A. ADR*                                  35,000      $   546,875
                                                                     -----------
BRAZIL -- 12.0%
Companhia Brasileira de Distribuicao Grupo
  Pao de Acucar ADR                                      15,200          554,800
Companhia Vale do Rio Doce ADR                           39,900          982,537
Petroleo Brasileiro S.A. ADR                             19,400          489,850
Tele Celular Sul Participacoes S.A. ADR                  32,000          836,000
Tele Norte Leste Participacoes S.A. ADR                  23,526          536,687
Uniao de Bancos Brasileiros S.A. GDR                     18,000          529,875
                                                                     -----------
                                                                       3,929,749
                                                                     -----------
CHINA -- 3.2%
Huaneng Power International, Inc. ADR                    20,000          377,500
Sinopec Shanghai Petrochemical Co., Ltd.              6,750,000          675,008
                                                                     -----------
                                                                       1,052,508
                                                                     -----------
CROATIA -- 2.3%
Pliva D.D. GDR                                           64,000          752,000
                                                                     -----------
CZECH REPUBLIC -- 2.5%
Komercni Banka A.S. GDR*                                 99,798          810,859
                                                                     -----------
EGYPT -- 1.5%
Commercial International Bank                            31,000          278,999
Commercial International Bank GDR*                       22,200          199,800
                                                                     -----------
                                                                         478,799
                                                                     -----------
GREECE -- 1.6%
Hellenic Telecommunications Organization
  (OTE) S.A                                              35,700          527,071
                                                                     -----------
HONG KONG -- 12.6%
China Mobile, Ltd.*                                     163,500          892,972
HSBC Holdings P.L.C                                      66,409          983,375
Hutchison Whampoa, Ltd.                                  64,600          805,439
Smartone Telecommunications
  Holdings, Ltd.                                        416,000          600,007
Wing Hang Bank, Ltd.                                    228,000          824,317
                                                                     -----------
                                                                       4,106,110
                                                                     -----------
HUNGARY -- 3.5%
Gedeon Richter Rt                                        13,100          773,454
Magyar Tavkozlesi Rt. ADR                                18,000          367,875
                                                                     -----------
                                                                       1,141,329
                                                                     -----------
INDIA -- 7.1%
Gujarat Ambuja Cements, Ltd. GDR                        135,500          474,250
Infosys Technologies, Ltd. ADR                            6,900          633,938
Larsen & Toubro, Ltd. GDR                                79,200          683,100
Tata Engineering & Locomotive Co., Ltd. GDR             295,000          531,000
                                                                     -----------
                                                                       2,322,288
                                                                     -----------
ISRAEL -- 1.2%
Partner Communications Co., Ltd. ADR*                    65,000          381,875
                                                                     -----------




                                                        SHARES        VALUE+
                                                        -------    ------------

COMMON STOCK (CONTINUED)
KOREA -- 11.1%
Kookmin Bank GDR                                         57,513      $   720,350
Korea Electric Power Corp. ADR                           63,000          645,750
Korea Telecom Corp. ADR                                  20,600          638,600
Pohang Iron & Steel Co., Ltd. ADR                        56,200          874,613
Samsung Electronics Co., Ltd. GDR                        10,150          725,725
                                                                     -----------
                                                                       3,605,038
                                                                     -----------
MALAYSIA -- 5.7%
Commerce Asset Holdings BHD                             198,000          424,653
Malayan Banking BHD                                     164,000          582,625
Road Builder (M) Holdings BHD                           341,000          268,310
Technology Resources Industries BHD                     895,000          544,060
United Engineers (Malaysia) BHD                          43,000           32,815
                                                                     -----------
                                                                       1,852,463
                                                                     -----------
MEXICO -- 11.0%
Cemex S.A. de C.V. ADR                                   25,091          453,206
Grupo Financiero Banamex Accival S.A
  de C.V.-O*                                            343,000          561,164
Grupo Iusacell S.A. de C.V. ADR*                         22,600          220,350
Grupo Televisa S.A. GDR*                                 11,400          512,288
Kimberly-Clark de Mexico S.A. de C.V.-A                 133,200          352,113
Nuevo Grupo Mexico S.A. de C.V.-B                       177,000          525,003
Telefonos de Mexico S.A. ADR                             14,300          645,288
Wal-Mart de Mexico S.A. de C.V. ADR*                     16,500          328,334
                                                                     -----------
                                                                       3,597,746
                                                                     -----------
POLAND -- 4.1%
Polski Koncern Naftowy Orlen S.A                        129,000          702,351
Telekomunikacja Polska S.A. GDR                          91,000          621,075
                                                                     -----------
                                                                       1,323,426
                                                                     -----------
RUSSIA -- 4.0%
Lukoil Holding ADR                                        9,000          333,000
Mobile Telesystems ADR*                                  22,200          532,800
Surgutneftegaz ADR                                       40,800          424,320
                                                                     -----------
                                                                       1,290,120
                                                                     -----------
SINGAPORE -- 2.6%
City Developments, Ltd.                                 100,000          464,236
DBS Group Holdings, Ltd.                                 34,890          394,367
                                                                     -----------
                                                                         858,603
                                                                     -----------
SLOVAKIA -- 0.7%
Slovakofarma A.S. GDR                                   124,200          226,665
Slovnaft A.S.*                                            2,200           23,983
                                                                     -----------
                                                                         250,648
                                                                     -----------
SOUTH AFRICA -- 2.2%
Old Mutual P.L.C                                        287,500          712,916
                                                                     -----------


                       See Notes to Financial Statements.

                              HARRIS INSIGHT FUNDS
                              EMERGING MARKETS FUND
                       STATEMENT OF NET ASSETS (CONTINUED)
                                DECEMBER 31, 2000
================================================================================
                                                        SHARES        VALUE+
                                                        -------    ------------
COMMON STOCK (CONTINUED)
TAIWAN -- 4.8%
Acer Communications & Multimedia, Inc.                  378,000     $   386,204
Chinatrust Commercial Bank                              806,360         485,054
Taiwan Semiconductor Manufacturing
  Co., Ltd.*                                            162,000         389,305
United Microelectronics Corp.*                          213,000         309,694
                                                                    -----------
                                                                      1,570,257
                                                                    -----------
THAILAND -- 1.6%
Advanced Information Service Public
  Co., Ltd.*                                             54,000         522,821
                                                                    -----------
TOTAL COMMON STOCK
  (Cost $32,695,890)                                                 31,633,501
                                                                    -----------
RIGHTS & WARRANTS -- 0.0%
Cemex S.A. de C.V. ADR* - Mexico
  (Cost $2,204)                                           1,260           1,260
                                                                    -----------
TOTAL INVESTMENTS -- 97.0%
  (Cost $32,698,094)                                                 31,634,761
                                                                    -----------
OTHER ASSETS AND LIABILITIES -- 3.0%
Dividends receivable and other assets                                 1,296,878
Receivable for securities sold                                          272,933
Payable for capital stock redeemed                                     (540,232)
Accrued expenses                                                        (46,157)
                                                                    -----------
                                                                        983,422
                                                                    -----------
NET ASSETS -- 100.0%
Applicable to 4,698,573 Institutional Shares,
  43,689 N Shares and 1,197 A Shares of
  beneficial interest outstanding, $.001
  par value (Note 7)                                                $32,618,183
                                                                    ===========
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER INSTITUTIONAL SHARE
  ($32,312,722/4,698,573)                                                 $6.88
                                                                          =====
NET ASSET VALUE, OFFERING AND REDEMPTION
  PRICE PER N SHARE ($297,303/43,689)                                     $6.80
                                                                          =====
NET ASSET VALUE AND REDEMPTION PRICE
  PER A SHARE ($8,158/1,197)                                              $6.82
                                                                          =====
MAXIMUM PUBLIC OFFERING PRICE PER A
  SHARE ($6.82/0.945) (NOTE 5)                                            $7.22
                                                                          =====

---------------
+ See Note 2a to the Financial Statements.
* Non-income producing security.
ADR -- American Depositary Receipt.
GDR -- Global Depositary Receipt.

                       See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK.]

                              HARRIS INSIGHT FUNDS
                            STATEMENTS OF OPERATIONS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                MONEY MARKET FUNDS
                                  -----------------------------------------------
                                  GOVERNMENT                          TAX-EXEMPT
                                    MONEY             MONEY             MONEY
                                    MARKET            MARKET            MARKET
                                     FUND              FUND              FUND
                                  -----------      ------------       -----------
INVESTMENT INCOME:
  Interest .....................  $32,729,635      $205,386,252       $37,211,449
  Dividends ....................           --                --                --
  Foreign taxes withheld .......           --                --                --
                                  -----------      ------------       -----------
    Total investment income ....   32,729,635       205,386,252        37,211,449
                                  -----------      ------------       -----------
EXPENSES (NOTE 2G):
  Investment advisory fee
    (Note 3)                          560,738         3,221,825           945,132
  Rule 12b-1 fee (Note 4) ......      296,965         1,127,206           229,984
  Shareholder services fee
    (Note 4) ...................      742,411         2,818,015           574,959
  Commitment fee (Note 9) ......       18,119           110,884            31,458
  Transfer agency fee (Note 3) .       88,107           368,768           104,597
  Administration fee (Note 3) ..      453,586         2,770,302           791,935
  Custodian fee (Note 3) .......       51,498           284,145            94,883
  Directors' fees and expenses .       11,039            67,502            19,168
  Audit fee ....................       16,506           100,916            28,659
  Legal fee ....................        7,359            43,002            12,779
  Amortization of organization
    expenses (Note 2f) .........           --                --                --
  Reports to shareholders ......       20,698           100,464            35,978
  Registration fees ............       45,115           139,725            67,074
  Miscellaneous ................       21,863            92,455            29,231
                                  -----------      ------------       -----------
    Total expenses .............    2,334,004        11,245,209         2,965,837
                                  -----------      ------------       -----------
  Less fee waivers and expense
    reimbursements (Notes 3,4) .     (246,299)       (1,457,380)          (20,511)
                                  -----------      ------------       -----------
    Net expenses ...............    2,087,705         9,787,829         2,945,326
                                  -----------      ------------       -----------
  NET INVESTMENT INCOME/(LOSS) .   30,641,930       195,598,423        34,266,123
                                  -----------      ------------       -----------
NET REALIZED AND UNREALIZED
 GAIN/ (LOSS) ON INVESTMENTS
 (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions ....          862           (87,424)            4,696
    Futures contracts ..........           --                --                --
    Foreign currency transactions          --                --                --
  Net change in unrealized
   appreciation/(depreciation) on:
    Investments ................           --                --                --
    Futures contracts ..........           --                --                --
    Foreign currency transactions          --                --                --
                                  -----------      ------------       -----------
NET REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS ........          862           (87,424)            4,696
                                  -----------      ------------       -----------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS ..............  $30,642,792      $195,510,999       $34,270,819
                                  ===========      ============       ===========

                                                                            FIXED INCOME FUNDS
                                  --------------------------------------------------------------------------------------------------
                                     SHORT/                          INTERMEDIATE      INTERMEDIATE
                                  INTERMEDIATE                        GOVERNMENT        TAX-EXEMPT      TAX-EXEMPT     CONVERTIBLE
                                     BOND               BOND              BOND              BOND           BOND         SECURITIES
                                     FUND               FUND              FUND              FUND           FUND           FUND
                                  -----------       -----------       -----------       -----------     -----------    ------------
INVESTMENT INCOME:
  Interest .....................  $21,517,627       $10,548,390       $ 5,328,393       $ 9,729,172     $ 6,041,797    $    951,877
  Dividends ....................           --                --                --                --              --       1,096,713
  Foreign taxes withheld .......           --                --                --                --              --              --
                                  -----------       -----------       -----------       -----------     -----------    ------------
    Total investment income ....   21,517,627        10,548,390         5,328,393         9,729,172       6,041,797       2,048,590
                                  -----------       -----------       -----------       -----------     -----------    ------------
EXPENSES (NOTE 2G):
  Investment advisory fee
   (Note 3) ....................    2,154,888           968,407           515,516         1,127,475         651,356         364,297
  Rule 12b-1 fee (Note 4) ......          361                71               190                --              --              43
  Shareholder services fee
    (Note 4) ...................        9,680             9,551            12,721             1,706           2,176             855
  Commitment fee (Note 9) ......       10,786             5,177             2,774             6,560           3,790           1,822
  Transfer agency fee (Note 3) .       54,347            49,658            50,238            18,122          12,013          34,230
  Administration fee (Note 3) ..      507,408           253,648           144,451           298,524         172,854          99,641
  Custodian fee (Note 3) .......       38,840            32,145            17,947            38,085          25,660          13,627
  Directors' fees and expenses .        9,541             3,460             1,684             3,990           2,305           1,406
  Audit fee ....................        9,776             4,726             2,517             5,965           3,445           1,653
  Legal fee ....................        6,360             2,907             1,122             2,660           1,536             937
  Amortization of organization
    expenses (Note 2f) .........           --             4,008             4,026             4,008           4,008           4,026
  Reports to shareholders ......       13,145             6,530             3,019             5,448           4,250           4,551
  Registration fees ............       34,492            31,624            29,276            29,090          29,452          28,368
  Miscellaneous ................       29,011            21,671            13,085            22,049          17,366          13,644
                                  -----------       -----------       -----------       -----------     -----------    ------------
    Total expenses .............    2,878,635         1,393,583           798,566         1,563,682         930,211         569,100
                                  -----------       -----------       -----------       -----------     -----------    ------------
  Less fee waivers and expense
    reimbursements (Notes 3,4) .   (1,021,547)         (490,047)         (389,104)       (1,127,475)       (651,356)        (89,412)
                                  -----------       -----------       -----------       -----------     -----------    ------------
    Net expenses ...............    1,857,088           903,536           409,462           436,207         278,855         479,688
                                  -----------       -----------       -----------       -----------     -----------    ------------
  NET INVESTMENT INCOME/(LOSS) .   19,660,539         9,644,854         4,918,931         9,292,965       5,762,942       1,568,902
                                  -----------       -----------       -----------       -----------     -----------    ------------
NET REALIZED AND UNREALIZED
 GAIN/ (LOSS) ON INVESTMENTS
 (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions ....   (1,614,790)       (1,784,511)       (1,623,650)        1,217,996         509,352       6,893,467
    Futures contracts ..........      200,449           507,660           539,713                --              --              --
    Foreign currency transactions          --                --                --                --              --              --
  Net change in unrealized
   appreciation/(depreciation) on
    Investments ................   11,590,053         8,783,726         4,835,505         9,677,082       8,103,657     (11,552,715)
    Futures contracts ..........      572,852           923,405           440,375                --              --              --
    Foreign currency transactions          --                --                --                --              --              --
                                  -----------       -----------       -----------       -----------     -----------    ------------
NET REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS ........   10,748,564         8,430,280         4,191,943        10,895,078       8,613,009      (4,659,248)
                                  -----------       -----------       -----------       -----------     -----------    ------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS ..............  $30,409,103       $18,075,134       $ 9,110,874       $20,188,043     $14,375,951    $ (3,090,346)
                                  ===========       ===========       ===========       ===========     ===========    ============


                                                                     EQUITY FUNDS
                                  -----------------------------------------------------------------------------------

                                                       EQUITY                             SMALL-CAP         SMALL-CAP
                                     EQUITY            INCOME            GROWTH          OPPORTUNITY          VALUE
                                      FUND              FUND              FUND              FUND               FUND
                                  ------------       -----------      ------------      ------------       -----------
INVESTMENT INCOME:
  Interest .....................  $    476,142       $   177,052      $    285,628      $  1,205,284       $   377,161
  Dividends ....................     5,864,102         1,285,843         1,376,560         1,246,655           884,961
  Foreign taxes withheld .......            --                --                --                --                --
                                  ------------       -----------      ------------      ------------       -----------
    Total investment income ....     6,340,244         1,462,895         1,662,188         2,451,939         1,262,122
                                  ------------       -----------      ------------      ------------       -----------
EXPENSES (NOTE 2G):
  Investment advisory fee
    (Note 3)                         3,578,653           528,888         1,703,197         4,898,369           925,458
  Rule 12b-1 fee (Note 4) ......           450             1,400             2,107               169                50
  Shareholder services fee
    (Note 4) ...................        45,363            14,328            18,175            25,111             1,913
  Commitment fee (Note 9) ......        17,930             2,643             6,625            17,127             4,029
  Transfer agency fee (Note 3) .        92,441            34,800            54,537            70,323            37,742
  Administration fee (Note 3) ..       831,450           137,684           316,788           791,872           201,299
  Custodian fee (Note 3) .......        87,769            14,586            35,930            80,579            20,915
  Directors' fees and expenses .        17,868             1,605             4,022            10,403             2,456
  Audit fee ....................        16,244             2,400             6,011            15,551             3,671
  Legal fee ....................        11,246             1,070             2,681             6,935             1,637
  Amortization of organization
    expenses (Note 2f) .........            --             4,008             4,008             4,008             4,026
  Reports to shareholders ......        25,354             3,967             7,453            19,564             6,645
  Registration fees ............        43,804            30,696            29,450            30,556            29,740
  Miscellaneous ................        33,487             7,268            16,061            19,465             6,453
                                  ------------       -----------      ------------      ------------       -----------
    Total expenses .............     4,802,059           785,343         2,207,045         5,990,032         1,246,034
                                  ------------       -----------      ------------      ------------       -----------
  Less fee waivers and expense
    reimbursements (Notes 3,4) .       (18,000)          (66,950)         (105,078)          (86,659)          (99,816)
                                  ------------       -----------      ------------      ------------       -----------
    Net expenses ...............     4,784,059           718,393         2,101,967         5,903,373         1,147,218
                                  ------------       -----------      ------------      ------------       -----------
  NET INVESTMENT INCOME/(LOSS) .     1,556,185           744,502          (439,779)       (3,451,434)          114,904
                                  ------------       -----------      ------------      ------------       -----------
NET REALIZED AND UNREALIZED
 GAIN/ (LOSS) ON INVESTMENTS
 (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions ....    93,469,858           244,680        17,723,771        98,988,088         8,578,117
    Futures contracts ..........            --                --                --                --                --
    Foreign currency transactions           --                --                --                --                --
  Net change in unrealized
   appreciation/(depreciation) on
    Investments ................   (59,581,898)       (3,995,200)      (31,424,137)      (63,386,458)       26,542,509
    Futures contracts ..........            --                --                --                --                --
    Foreign currency transactions           --                --                --                --                --
                                  ------------       -----------      ------------      ------------       -----------
NET REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS ........    33,887,960        (3,750,520)      (13,700,366)       35,601,630        35,120,626
                                  ------------       -----------      ------------      ------------       -----------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS ..............  $ 35,444,145       $(3,006,018)     $(14,140,145)     $ 32,150,196       $35,235,530
                                  ============       ===========      ============      ============       ===========


                                                                          EQUITY FUNDS
                                    -------------------------------------------------------------------------------------------
                                                   LARGE-CAP
                                                   AGGRESSIVE                                                       EMERGING
                                       INDEX        GROWTH        TECHNOLOGY      BALANCED        INTERNATIONAL      MARKETS
                                        FUND        FUND(1)         FUND(2)          FUND             FUND             FUND
                                    ------------    -------      ------------     ----------      ------------     ------------
INVESTMENT INCOME:
  Interest .....................    $  1,037,530    $    --      $         80     $1,244,528          $743,267         $162,996
  Dividends ....................       6,318,238         --                --        207,311         5,286,792          722,509
  Foreign taxes withheld .......              --         --                --             --          (474,207)         (41,257)
                                    ------------    -------      ------------     ----------      ------------     ------------
    Total investment income ....       7,355,768         --                80      1,451,839         5,555,852          844,248
                                    ------------    -------      ------------     ----------      ------------     ------------
EXPENSES (NOTE 2G):
  Investment advisory fee
    (Note 3)                           1,419,356          2                10        225,053         2,688,199          517,193
  Rule 12b-1 fee (Note 4) ......              --         --                --            283                16               73
  Shareholder services fee
    (Note 4) ...................          65,142         --                --          5,099             7,423              944
  Commitment fee (Note 9) ......          19,862         --                --          1,301             8,953            1,450
  Transfer agency fee (Note 3) .          84,994         --                --         46,504            52,296           22,623
  Administration fee (Note 3) ..         898,366         --                --         77,075           442,722           85,672
  Custodian fee (Note 3) .......          94,622         --                --         29,680           190,695           39,516
  Directors' fees and expenses .          12,066         --                --            795             6,440              879
  Audit fee ....................          18,037      3,000             3,000          1,190             8,132            1,315
  Legal fee ....................           8,044         --                --            530             5,127              586
  Amortization of organization
    expenses (Note 2f) .........           4,008         --                --          4,026             4,008               --
  Reports to shareholders ......          22,449         --                --          1,646            11,320            1,628
  Registration fees ............          35,040         --                --         28,714            32,156           28,890
  Miscellaneous ................          48,011          1                 3         13,116            22,871            8,956
                                    ------------    -------      ------------     ----------      ------------     ------------
    Total expenses .............       2,729,997      3,003             3,013        435,012         3,480,358          709,725
                                    ------------    -------      ------------     ----------      ------------     ------------
  Less fee waivers and expense
    reimbursements (Notes 3,4) .        (110,014)    (3,000)           (3,000)       (99,553)          (18,000)         (18,750)
                                    ------------    -------      ------------     ----------      ------------     ------------
    Net expenses ...............       2,619,983          3                13        335,459         3,462,358          690,975
                                    ------------    -------      ------------     ----------      ------------     ------------
  NET INVESTMENT INCOME/(LOSS) .       4,735,785         (3)               67      1,116,380         2,093,494          153,273
                                    ------------    -------      ------------     ----------      ------------     ------------
NET REALIZED AND UNREALIZED
 GAIN/ (LOSS) ON INVESTMENTS
 (NOTE 6):
  Net realized gain/(loss) from:
    Investment transactions ....      27,355,222         --                --      1,438,611        (1,914,035)(3)   (1,870,445)
    Futures contracts ..........        (762,864)        --                --         95,581                --               --
    Foreign currency transactions             --         --                --             --         1,542,443)         (97,617)
  Net change in unrealized
   appreciation/(depreciation) on:
    Investments ................     (82,369,582)      (666)           (4,003)     1,183,725       (22,859,140)     (12,223,272)(4)
    Futures contracts ..........      (918,763)          --                --         98,979                --               --
    Foreign currency transactions             --         --                --             --           (66,565)             257
                                    ------------    -------      ------------     ----------      ------------     ------------
NET REALIZED AND UNREALIZED GAIN/
  (LOSS) ON INVESTMENTS ........
                                     (56,695,987)      (666)           (4,003)     2,816,896       (26,382,183)     (14,191,077)
                                    ------------    -------      ------------     ----------      ------------     ------------
INCREASE/(DECREASE) IN NET ASSETS
  FROM OPERATIONS ..............    $(51,960,202)   $  (669)     $     (3,936)    $3,933,276      $(24,288,689)    $(14,037,804)
                                    ============    =======      ============     ==========      ============     ============

  (1) For the period 12/28/00 (commencement of operations) to 12/31/00.
  (2) For the period 12/27/00 (commencement of operations) to 12/31/00.
  (3) Net of estimated deferred repatriation taxes of $136,662.
  (4) Net of estimated deferred repatriation taxes of $5,111.

                       See Notes to Financial Statements.

                                    94 and 95

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                                            MONEY MARKET FUNDS
                                                                         --------------------------------------------------------
                                                                          GOVERNMENT                                 TAX-EXEMPT
                                                                         MONEY MARKET         MONEY MARKET          MONEY MARKET
                                                                             FUND                 FUND                  FUND
                                                                         ------------        --------------        --------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................    $ 30,641,930        $  195,598,423        $   34,266,123
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions ...............             862               (87,424)                4,696
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions .....................................              --                    --                    --
                                                                         ------------        --------------        --------------
Increase/(decrease) in net assets from operations ...................      30,642,792           195,510,999            34,270,819
                                                                         ------------        --------------        --------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ..............................................     (13,666,002)         (128,606,434)          (26,201,000)
  N Shares ..........................................................     (16,975,907)          (66,991,990)           (8,065,123)
  A Shares ..........................................................              --                    --                    --
                                                                         ------------        --------------        --------------
Total distributions from net investment income ......................     (30,641,909)         (195,598,424)          (34,266,123)
                                                                         ------------        --------------        --------------
Net realized gains on investments:
  Institutional Shares ..............................................              --                    --                    --
  N Shares ..........................................................              --                    --                    --
  A Shares ..........................................................              --                    --                    --
                                                                         ------------        --------------        --------------
  Total distributions from net realized gains .......................              --                    --                    --
                                                                         ------------        --------------        --------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................     103,977,344           (18,442,796)          314,888,029
  N Shares ..........................................................      44,281,467           240,599,962            (2,611,675)
  A Shares ..........................................................              --                    --                    --
                                                                         ------------        --------------        --------------
Increase/(decrease) in net assets from capital share
  transactions ......................................................     148,258,811           222,157,166           312,276,354
                                                                         ------------        --------------        --------------
Total increase/(decrease) in net assets .............................     148,259,694           222,069,741           312,281,050
                                                                         ------------        --------------        --------------
NET ASSETS:
Beginning of period .................................................     500,171,647         3,137,951,088           756,118,783
                                                                         ------------        --------------        --------------
End of period .......................................................    $648,431,341        $3,360,020,829        $1,068,399,833
                                                                         ============        ==============        ==============


                                                                                              FIXED INCOME FUNDS
                                                                       ------------------------------------------------------------
                                                                          SHORT/                                   INTERMEDIATE
                                                                     INTERMEDIATE BOND           BOND             GOVERNMENT BOND
                                                                           FUND                  FUND                  FUND
                                                                     -----------------       ------------         ---------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................  $ 19,660,539          $  9,644,854          $  4,918,931
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions ...............    (1,414,341)           (1,276,851)           (1,083,937)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions .....................................    12,162,905             9,707,131             5,275,880
                                                                       ------------          ------------          ------------
Increase/(decrease) in net assets from operations ...................    30,409,103            18,075,134             9,110,874
                                                                       ------------          ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ..............................................   (19,414,123)           (9,405,523)           (4,609,283)
  N Shares ..........................................................      (237,526)             (237,561)             (305,117)
  A Shares ..........................................................        (8,893)               (1,770)               (4,531)
                                                                       ------------          ------------          ------------
Total distributions from net investment income ......................   (19,660,542)           (9,644,854)           (4,918,931)
                                                                       ------------          ------------          ------------
Net realized gains on investments:
  Institutional Shares ..............................................            --                    --                    --
  N Shares ..........................................................            --                    --                    --
  A Shares ..........................................................            --                    --                    --
                                                                       ------------          ------------          ------------
  Total distributions from net realized gains .......................            --                    --                    --
                                                                       ------------          ------------          ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................   (80,824,432)           45,100,405           (35,256,083)
  N Shares ..........................................................    (3,812,393)             (704,027)              336,625
  A Shares ..........................................................        33,075                 3,681              (185,440)
                                                                       ------------          ------------          ------------
Increase/(decrease) in net assets from capital share
  transactions ......................................................   (84,603,750)           44,400,059           (35,104,898)
                                                                       ------------          ------------          ------------
Total increase/(decrease) in net assets .............................   (73,855,189)           52,830,339           (30,912,955)
                                                                       ------------          ------------          ------------
NET ASSETS:
Beginning of period .................................................   305,641,509           162,068,284            99,461,186
                                                                       ------------          ------------          ------------
End of period .......................................................  $231,786,320          $214,898,623          $ 68,548,231
                                                                       ============          ============          ============



                                                                                          FIXED INCOME FUNDS
                                                                     ---------------------------------------------------------
                                                                      INTERMEDIATE                                CONVERTIBLE
                                                                    TAX-EXEMPT BOND        TAX-EXEMPT BOND         SECURITIES
                                                                          FUND                  FUND                  FUND
                                                                    ---------------        ---------------        ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ........................................ $  9,292,965          $  5,762,942          $  1,568,902
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions ...............    1,217,996               509,352             6,893,467
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions .....................................    9,677,082             8,103,657           (11,552,715)
                                                                      ------------          ------------          ------------
Increase/(decrease) in net assets from operations ...................   20,188,043            14,375,951            (3,090,346)
                                                                      ------------          ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ..............................................   (9,261,331)           (5,718,559)           (1,554,801)
  N Shares ..........................................................      (31,644)              (44,383)               (9,098)
  A Shares ..........................................................           --                    --                  (565)
                                                                      ------------          ------------          ------------
Total distributions from net investment income ......................   (9,292,975)           (5,762,942)           (1,564,464)
                                                                      ------------          ------------          ------------
Net realized gains on investments:
  Institutional Shares ..............................................           --                    --            (5,603,323)
  N Shares ..........................................................           --                    --               (32,130)
  A Shares ..........................................................           --                    --                (2,238)
                                                                      ------------          ------------          ------------
  Total distributions from net realized gains .......................           --                    --            (5,637,691)
                                                                      ------------          ------------          ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ..............................................    8,306,152           (24,235,229)            3,683,352
  N Shares ..........................................................   (2,117,781)              (75,235)              (54,157)
  A Shares ..........................................................           --                    --                23,068
                                                                      ------------          ------------          ------------
Increase/(decrease) in net assets from capital share
  transactions ......................................................    6,188,371           (24,310,464)            3,652,263
                                                                      ------------          ------------          ------------
Total increase/(decrease) in net assets .............................   17,083,439           (15,697,455)           (6,640,238)
                                                                      ------------          ------------          ------------
NET ASSETS:
Beginning of period .................................................  180,555,548           127,135,880            52,475,165
                                                                      ------------          ------------          ------------
End of period ....................................................... $197,638,987          $111,438,425          $ 45,834,927
                                                                      ============          ============          ============

                       See Notes to Financial Statements.



                                    96 and 97

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES IN NET ASSETS (CONTINUED)
                      FOR THE YEAR ENDED DECEMBER 31, 2000


                                                                                                EQUITY FUNDS
                                                                             ----------------------------------------------------

                                                                                                   EQUITY
                                                                                EQUITY             INCOME             GROWTH
                                                                                 FUND               FUND               FUND
                                                                             ------------       ------------       ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..............................................  $  1,556,185       $    744,502       $   (439,779)
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions .....................    93,469,858            244,680         17,723,771
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions ...........................................   (59,581,898)        (3,995,200)       (31,424,137)
                                                                             ------------       ------------       ------------
Increase/(decrease) in net assets from operations .........................    35,444,145         (3,006,018)       (14,140,145)
                                                                             ------------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ....................................................    (1,506,128)          (688,992)                --
  N Shares ................................................................        (5,923)           (43,359)                --
  A Shares ................................................................           (69)            (4,363)                --
                                                                             ------------       ------------       ------------
Total distributions from net investment income ............................    (1,512,120)          (736,714)                --
                                                                             ------------       ------------       ------------
Net realized gains on investments:
  Institutional Shares ....................................................   (97,774,604)        (1,204,150)       (12,851,046)
  N Shares ................................................................    (3,668,152)          (100,762)          (508,845)
  A Shares ................................................................       (35,585)           (10,342)           (61,468)
                                                                             ------------       ------------       ------------
Total distributions from net realized gains ...............................  (101,478,341)        (1,315,254)       (13,421,359)
                                                                             ------------       ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ....................................................  (168,635,936)       (10,012,373)        10,327,378
  N Shares ................................................................    (1,139,772)           477,682           (352,779)
  A Shares ................................................................        19,266            138,330            174,598
                                                                             ------------       ------------       ------------
Increase/(decrease) in net assets from capital share
  transactions ............................................................  (169,756,442)        (9,396,361)        10,149,197
                                                                             ------------       ------------       ------------
Total increase/(decrease) in net assets ...................................  (237,302,758)       (14,454,347)       (17,412,307)

NET ASSETS:
Beginning of period .......................................................   599,600,247         85,012,041        190,793,074
                                                                             ------------       ------------       ------------
End of period .............................................................  $362,297,489       $ 70,557,694       $173,380,767
                                                                             ============       ============       ============


                                                                                                 EQUITY FUNDS
                                                                            --------------------------------------------------------

                                                                              SMALL-CAP           SMALL-CAP
                                                                             OPPORTUNITY            VALUE             INDEX
                                                                                  FUND              FUND              FUND
                                                                             ------------       ------------       ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..............................................  $ (3,451,434)      $    114,904       $  4,735,785
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions .....................    98,988,088          8,578,117         26,592,358
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions ...........................................   (63,386,458)        26,542,509        (83,288,345)
                                                                             ------------       ------------       ------------
Increase/(decrease) in net assets from operations .........................    32,150,196         35,235,530        (51,960,202)
                                                                             ------------       ------------       ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ....................................................            --           (112,200)        (4,521,731)
  N Shares ................................................................            --                 --           (156,874)
  A Shares ................................................................            --                 --                 --
                                                                             ------------       ------------       ------------
Total distributions from net investment income ............................            --           (112,200)        (4,678,605)
                                                                             ------------       ------------       ------------
Net realized gains on investments:
  Institutional Shares ....................................................  (113,913,082)        (9,833,071)       (24,464,192)
  N Shares ................................................................    (2,182,231)           (75,318)        (1,297,810)
  A Shares ................................................................       (12,811)            (2,039)                --
                                                                             ------------       ------------       ------------
Total distributions from net realized gains ...............................  (116,108,124)        (9,910,428)       (25,762,002)
                                                                             ------------       ------------       ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ....................................................   115,550,956          9,209,976         60,552,986
  N Shares ................................................................     4,137,792            335,838          5,430,920
  A Shares ................................................................        32,921             41,989                 --
                                                                             ------------       ------------       ------------
Increase/(decrease) in net assets from capital share
  transactions ............................................................   119,721,669          9,587,803         65,983,906
                                                                             ------------       ------------       ------------
Total increase/(decrease) in net assets ...................................    35,763,741         34,800,705        (16,416,903)

NET ASSETS:
Beginning of period .......................................................   438,496,488        116,298,546        573,751,799
                                                                             ------------       ------------       ------------
End of period .............................................................  $474,260,229       $151,099,251       $557,334,896
                                                                             ============       ============       ============



                                                                                               EQUITY FUNDS
                                                                             --------------------------------------------------
                                                                              LARGE-CAP
                                                                              AGGRESSIVE
                                                                                GROWTH          TECHNOLOGY         BALANCED
                                                                                FUND(1)          FUND(2)             FUND
                                                                              ----------        ----------        -----------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..............................................     $    (3)        $       67        $ 1,116,380
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions .....................          --                 --          1,534,192
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions ...........................................        (666)            (4,003)         1,282,704
                                                                                -------         ----------        -----------
Increase/(decrease) in net assets from operations .........................        (669)            (3,936)         3,933,276
                                                                                -------         ----------        -----------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ....................................................          --                 --         (1,053,461)
  N Shares ................................................................          --                 --            (55,097)
  A Shares ................................................................          --                 --             (3,342)
                                                                                -------         ----------        -----------
Total distributions from net investment income ............................          --                 --         (1,111,900)
                                                                                -------         ----------        -----------
Net realized gains on investments:
  Institutional Shares ....................................................          --                 --           (928,420)
  N Shares ................................................................          --                 --            (34,083)
  A Shares ................................................................          --                 --             (2,221)
                                                                                -------         ----------        -----------
Total distributions from net realized gains ...............................          --                 --           (964,724)
                                                                                -------         ----------        -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ....................................................      25,000          2,042,000         32,610,062
  N Shares ................................................................          --                 --           (372,269)
  A Shares ................................................................          --                 --             40,735
                                                                                -------         ----------        -----------
Increase/(decrease) in net assets from capital share
  transactions ............................................................      25,000          2,042,000         32,278,528
                                                                                -------         ----------        -----------
Total increase/(decrease) in net assets ...................................      24,331          2,038,064         34,135,180

NET ASSETS:
Beginning of period .......................................................          --                 --         24,266,247
                                                                                -------         ----------        -----------
End of period .............................................................     $24,331         $2,038,064        $58,401,427
                                                                                =======         ==========        ===========



                                                                                         EQUITY FUNDS
                                                                             ------------------------------------

                                                                                                       EMERGING
                                                                               INTERNATIONAL            MARKETS
                                                                                   FUND                  FUND
                                                                               ------------          ------------
INCREASE/(DECREASE) IN NET ASSETS
OPERATIONS:
Net investment income/(loss) ..............................................    $  2,093,494          $    153,273
Net realized gain/(loss) on investment transactions,
  futures contracts and foreign currency transactions .....................      (3,456,478)(3)        (1,968,062)
Net change in unrealized appreciation/(depreciation)
  of investment transactions, futures contracts, and
  foreign currency transactions ...........................................     (22,925,705)          (12,223,015)(4)
                                                                               ------------          ------------
Increase/(decrease) in net assets from operations .........................     (24,288,689)          (14,037,804)
                                                                               ------------          ------------
DISTRIBUTIONS TO SHAREHOLDERS (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares ....................................................        (726,215)              (36,496)
  N Shares ................................................................              --                    --
  A Shares ................................................................              --                    --
                                                                               ------------          ------------
Total distributions from net investment income ............................        (726,215)              (36,496)
                                                                               ------------          ------------
Net realized gains on investments:
  Institutional Shares ....................................................              --                    --
  N Shares ................................................................              --                    --
  A Shares ................................................................              --                    --
                                                                               ------------          ------------
Total distributions from net realized gains ...............................              --                    --
                                                                               ------------          ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets from capital share transactions in:
  Institutional Shares ....................................................       6,849,327             8,125,001
  N Shares ................................................................         (85,141)               71,648
  A Shares ................................................................          (2,296)               13,814
                                                                               ------------          ------------
Increase/(decrease) in net assets from capital share
  transactions ............................................................       6,761,890             8,210,463
                                                                               ------------          ------------
Total increase/(decrease) in net assets ...................................     (18,253,014)           (5,863,837)

NET ASSETS:
Beginning of period .......................................................     275,421,909            38,482,020
                                                                               ------------          ------------
End of period .............................................................    $257,168,895          $ 32,618,183
                                                                               ============          ============

  (1) For the period 12/28/00 (commencement of operations) to 12/31/00
  (2) For the period 12/27/00 (commencement of operations) to 12/31/00.
  (3) Net of estimated deferred repatriation taxes of $136,662.
  (4) Net of estimated deferred repatriation taxes of $5,111.

                       See Notes to Financial Statements.

                                    98 and 99

                              HARRIS INSIGHT FUNDS
                       STATEMENTS OF CHANGES IN NET ASSETS
                      FOR THE YEAR ENDED DECEMBER 31, 1999


                                                            MONEY MARKET FUNDS
                                            ------------------------------------------------------
                                             GOVERNMENT                                TAX-EXEMPT
                                               MONEY               MONEY                 MONEY
                                               MARKET              MARKET                MARKET
                                                FUND                FUND                  FUND
                                            ------------       --------------         ------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ...............................    $ 23,820,274       $  133,152,666         $ 22,795,423
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .........................         (83,237)             (14,571)              (8,480)
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions .........................              --                   --                   --
                                            ------------       --------------         ------------
Increase/(decrease) in net
  assets from operations ...............      23,737,037          133,138,095           22,786,943
                                            ------------       --------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .................     (10,862,051)         (87,629,089)         (16,650,333)
  N Shares .............................     (12,960,971)         (45,541,649)          (6,171,544)
  A Shares .............................              --                   --                   --
                                            ------------       --------------         ------------
Total distributions from net
  investment income ....................     (23,823,022)        (133,170,738)         (22,821,877)
                                            ------------       --------------         ------------
Net realized gains on investments:
  Institutional Shares .................              --                   --                   --
  N Shares .............................              --                   --                   --
  A Shares .............................              --                   --                   --
                                            ------------       --------------         ------------
Total distributions from net
  realized gains .......................              --                   --                   --
                                            ------------       --------------         ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets
 from capital share transactions in:
  Institutional Shares .................      48,268,284          692,887,146          (90,740,792)
  N Shares .............................      41,109,261          175,713,617           36,026,633
  A Shares .............................              --                   --                   --
                                            ------------       --------------         ------------
Increase/(decrease) in net
  assets from capital share
  transactions .........................      89,377,545          868,600,763          (54,714,159)
                                            ------------       --------------         ------------
Total increase/(decrease) in
  net assets ...........................      89,291,560          868,568,120          (54,749,093)
NET ASSETS:
Beginning of period ....................     410,880,087        2,269,382,968          810,867,876
                                            ------------       --------------         ------------
End of period ..........................    $500,171,647       $3,137,951,088         $756,118,783
                                            ============       ==============         ============


                                                                        FIXED INCOME FUNDS
                                            ----------------------------------------------------------------------------------
                                               SHORT/                                 INTERMEDIATE         INTERMEDIATE
                                            INTERMEDIATE                               GOVERNMENT           TAX-EXEMPT
                                                BOND                 BOND                 BOND                 BOND
                                                FUND                 FUND                 FUND                 FUND
                                            ------------         ------------         ------------         ------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ...............................    $ 19,458,065         $ 11,391,753         $  5,880,869         $  8,305,860
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .........................      (3,764,954)          (4,132,508)          (1,059,021)          (3,466,285)
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions .........................     (13,100,580)          (8,935,669)          (5,719,553)          (5,640,837)
                                            ------------         ------------         ------------         ------------
Increase/(decrease) in net
  assets from operations ...............       2,592,531           (1,676,424)            (897,705)            (801,262)
                                            ------------         ------------         ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .................     (19,057,130)         (11,182,941)          (5,651,817)          (8,209,955)
  N Shares .............................        (397,304)            (207,777)            (221,857)             (95,905)
  A Shares .............................          (3,631)              (1,035)              (7,633)                  --
                                            ------------         ------------         ------------         ------------
Total distributions from net
  investment income ....................     (19,458,065)         (11,391,753)          (5,881,307)          (8,305,860)
                                            ------------         ------------         ------------         ------------
Net realized gains on investments:
  Institutional Shares .................        (493,108)            (153,120)                  --             (250,099)
  N Shares .............................         (11,729)              (3,060)                  --               (3,976)
  A Shares .............................              --                  (14)                  --                   --
                                            ------------         ------------         ------------         ------------
Total distributions from net
  realized gains .......................        (504,837)            (156,194)                  --             (254,075)
                                            ------------         ------------         ------------         ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets
 from capital share transactions in:
  Institutional Shares .................     (22,064,925)         (13,276,264)          (2,279,998)         (39,066,468)
  N Shares .............................       3,261,084            2,143,961            2,990,637            1,996,099
  A Shares .............................         143,020               27,521              241,243                   --
                                            ------------         ------------         ------------         ------------
Increase/(decrease) in net
  assets from capital share
  transactions .........................     (18,660,821)         (11,104,782)             951,882          (37,070,369)
                                            ------------         ------------         ------------         ------------
Total increase/(decrease) in
  net assets ...........................     (36,031,192)         (24,329,153)          (5,827,130)         (46,431,566)
NET ASSETS:
Beginning of period ....................     341,672,701          186,397,437          105,288,316          226,987,114
                                            ------------         ------------         ------------         ------------
End of period ..........................    $305,641,509         $162,068,284         $ 99,461,186         $180,555,548
                                            ============         ============         ============         ============



                                                       FIXED INCOME FUNDS                             EQUITY FUNDS
                                           ------------------------------------        ------------------------------------------

                                               TAX-EXEMPT           CONVERTIBLE                                    EQUITY
                                                  BOND              SECURITIES            EQUITY                   INCOME
                                                  FUND                 FUND                FUND                     FUND
                                              ------------          -----------        -------------             -----------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ...............................      $  7,061,098          $ 1,786,157        $   2,155,597             $   626,900
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .........................        (3,563,951)            (400,310)          84,682,656               2,069,010
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions .........................        (8,423,471)          12,151,002         (102,737,691)              4,671,318
                                              ------------          -----------        -------------             -----------
Increase/(decrease) in net
  assets from operations ...............        (4,926,324)          13,536,849          (15,899,438)              7,367,228
                                              ------------          -----------        -------------             -----------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .................        (7,009,225)          (1,766,281)          (2,195,341)               (611,218)
  N Shares .............................           (52,810)             (13,203)             (19,493)                (32,230)
  A Shares .............................                --                   --                   (8)                 (1,496)
                                              ------------          -----------        -------------             -----------
Total distributions from net
  investment income ....................        (7,062,035)          (1,779,484)          (2,214,842)               (644,944)
                                              ------------          -----------        -------------             -----------
Net realized gains on investments:
  Institutional Shares .................                --             (235,013)         (84,435,865)             (2,151,661)
  N Shares .............................                --               (1,676)          (2,834,040)               (150,109)
  A Shares .............................                --                   --              (17,669)                 (9,980)
                                              ------------          -----------        -------------             -----------
Total distributions from net
  realized gains .......................                --             (236,689)         (87,287,574)             (2,311,750)
                                              ------------          -----------        -------------             -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets
 from capital share transactions in:
  Institutional Shares .................       (31,141,291)          (8,730,723)        (159,292,310)             13,099,734
  N Shares .............................           296,042             (120,046)          (6,053,049)              1,138,378
  A Shares .............................                --                   --              178,647                 431,881
                                              ------------          -----------        -------------             -----------
Increase/(decrease) in net
  assets from capital share
  transactions .........................       (30,845,249)          (8,850,769)        (165,166,712)             14,669,993
                                              ------------          -----------        -------------             -----------
Total increase/(decrease) in
  net assets ...........................       (42,833,608)           2,669,907         (270,568,566)             19,080,527
NET ASSETS:
Beginning of period ....................       169,969,488           49,805,258          870,168,813              65,931,514
                                              ------------          -----------        -------------             -----------
End of period ..........................      $127,135,880          $52,475,165        $ 599,600,247             $85,012,041
                                              ============          ===========        =============             ===========



                                                                            EQUITY FUNDS
                                            -----------------------------------------------------------------------------

                                                                   SMALL-CAP             SMALL-CAP
                                                GROWTH            OPPORTUNITY              VALUE               INDEX
                                                 FUND                 FUND                 FUND                 FUND
                                             ------------         ------------         ------------         ------------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ...............................     $   (298,699)        $ (1,662,790)        $    480,572         $  4,791,352
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .........................        8,358,292           44,920,374            5,694,453            8,701,316
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions .........................       18,642,080           83,019,598           (7,254,403)          74,849,383
                                             ------------         ------------         ------------         ------------
Increase/(decrease) in net
  assets from operations ...............       26,701,673          126,277,182           (1,079,378)          88,342,051
                                             ------------         ------------         ------------         ------------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .................               --                   --             (471,898)          (4,643,060)
  N Shares .............................               --                   --               (1,307)            (157,779)
  A Shares .............................               --                   --                  (19)                  --
                                             ------------         ------------         ------------         ------------
Total distributions from net
  investment income ....................               --                   --             (473,224)          (4,800,839)
                                             ------------         ------------         ------------         ------------
Net realized gains on investments:
  Institutional Shares .................       (8,366,532)         (13,372,427)          (1,769,690)          (8,964,827)
  N Shares .............................         (384,693)            (193,389)              (9,205)            (394,221)
  A Shares .............................          (27,793)                (841)                 (50)                  --
                                             ------------         ------------         ------------         ------------
Total distributions from net
  realized gains .......................       (8,779,018)         (13,566,657)          (1,778,945)          (9,359,048)
                                             ------------         ------------         ------------         ------------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets
 from capital share transactions in:
  Institutional Shares .................       20,439,681           24,179,345          (24,643,797)         116,030,603
  N Shares .............................         (665,223)            (165,827)              96,785            7,244,370
  A Shares .............................          676,160               21,336               11,396                   --
                                             ------------         ------------         ------------         ------------
Increase/(decrease) in net
  assets from capital share
  transactions .........................       20,450,618           24,034,854          (24,535,616)         123,274,973
                                             ------------         ------------         ------------         ------------
Total increase/(decrease) in
  net assets ...........................       38,373,273          136,745,379          (27,867,163)         197,457,137
NET ASSETS:
Beginning of period ....................      152,419,801          301,751,109          144,165,709          376,294,662
                                             ------------         ------------         ------------         ------------
End of period ..........................     $190,793,074         $438,496,488         $116,298,546         $573,751,799
                                             ============         ============         ============         ============



                                                                  EQUITY FUNDS
                                           --------------------------------------------------------

                                                                                         EMERGING
                                               BALANCED           INTERNATIONAL          MARKETS
                                                 FUND                 FUND                 FUND
                                             ------------         ------------          -----------
INCREASE/(DECREASE) IN
  NET ASSETS
OPERATIONS:
Net investment income/
  (loss) ...............................     $  1,354,612         $  1,985,319          $   (46,989)
Net realized gain/(loss) on
  investment transactions,
  futures contracts and
  foreign currency
  transactions .........................        1,876,407            8,166,785           (1,361,511)
Net change in unrealized
  appreciation/(depreciation)
  of investment transactions,
  futures contracts, and
  foreign currency
  transactions .........................       (5,263,172)          47,140,345           15,424,202
                                             ------------         ------------          -----------
Increase/(decrease) in net
  assets from operations ...............       (2,032,153)          57,292,449           14,015,702
                                             ------------         ------------          -----------
DISTRIBUTIONS TO SHAREHOLDERS
  (NOTES 2C AND 2D):
Net investment income:
  Institutional Shares .................       (1,278,030)          (1,446,544)             (61,668)
  N Shares .............................          (70,678)              (3,585)                (483)
  A Shares .............................           (1,872)                  (8)                  (9)
                                             ------------         ------------          -----------
Total distributions from net
  investment income ....................       (1,350,580)          (1,450,137)             (62,160)
                                             ------------         ------------          -----------
Net realized gains on investments:
  Institutional Shares .................       (2,411,834)                  --                   --
  N Shares .............................         (240,444)                  --                   --
  A Shares .............................           (8,424)                  --                   --
                                             ------------         ------------          -----------
Total distributions from net
  realized gains .......................       (2,660,702)                  --                   --
                                             ------------         ------------          -----------
CAPITAL SHARE TRANSACTIONS:
Increase/(decrease) in net assets
 from capital share transactions in:
  Institutional Shares .................      (28,484,146)          23,375,187            5,215,893
  N Shares .............................          341,828               95,327              174,568
  A Shares .............................           96,829                4,762                4,289
                                             ------------         ------------          -----------
Increase/(decrease) in net
  assets from capital share
  transactions .........................      (28,045,489)          23,475,276            5,394,750
                                             ------------         ------------          -----------
Total increase/(decrease) in
  net assets ...........................      (34,088,924)          79,317,588           19,348,292
NET ASSETS:
Beginning of period ....................       58,355,171          196,104,321           19,133,728
                                             ------------         ------------          -----------
End of period ..........................     $ 24,266,247         $275,421,909          $38,482,020
                                             ============         ============          ===========

                       See Notes to Financial Statements.

                                   100 and 101

                              HARRIS INSIGHT FUNDS
                 STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY



     Since the Money Market Funds have sold and redeemed shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales and redemptions is the same as the amounts shown below for such transactions.

                                                                     MONEY MARKET FUNDS
                                        ------------------------------------------------------------------------------
                                            GOVERNMENT MONEY MARKET FUND                   MONEY MARKET FUND
                                        ------------------------------------     -------------------------------------
                                             YEAR                 YEAR                 YEAR                  YEAR
                                             ENDED               ENDED                ENDED                 ENDED
                                           12/31/00             12/31/99             12/31/00              12/31/99
                                        ---------------      ---------------     ----------------     ----------------
INSTITUTIONAL SHARES:
Sold ..............................     $ 1,288,232,782      $   865,386,013     $ 17,244,592,194     $ 12,256,892,700
Issued as reinvestment of dividends           1,344,335              684,117           16,191,372           14,725,672
Redeemed ..........................      (1,185,599,773)        (817,801,846)     (17,279,226,362)     (11,578,731,226)
                                        ---------------      ---------------     ----------------     ----------------
Net increase/(decrease) ...........     $   103,977,344      $    48,268,284     $    (18,442,796)    $    692,887,146
                                        ---------------      ---------------     ----------------     ----------------

N SHARES:
Sold ..............................     $ 1,423,150,410      $ 1,547,547,730     $  5,082,183,869     $  3,989,450,052
Issued as reinvestment of dividends          12,538,774            8,807,175           57,814,770           37,745,246
Redeemed ..........................      (1,391,407,717)      (1,515,245,644)      (4,899,398,677)      (3,851,481,681)
                                        ---------------      ---------------     ----------------     ----------------
Net increase/(decrease) ...........     $    44,281,467      $    41,109,261     $    240,599,962     $    175,713,617
                                        ===============      ===============     ================     ================


                                                MONEY MARKET FUNDS
                                        -----------------------------------
                                            TAX-EXEMPT MONEY MARKET FUND
                                        -----------------------------------
                                            YEAR                  YEAR
                                            ENDED                 ENDED
                                          12/31/00              12/31/99
                                        --------------        -------------
INSTITUTIONAL SHARES:
Sold ..............................     $1,102,393,655        $ 864,542,353
Issued as reinvestment of dividends            197,845              319,324
Redeemed ..........................       (787,703,471)        (955,602,469)
                                        --------------        -------------
Net increase/(decrease) ...........       $314,888,029         $(90,740,792)
                                        --------------        -------------

N SHARES:
Sold ..............................     $  567,574,493        $ 488,216,432
Issued as reinvestment of dividends          6,321,072            4,762,800
Redeemed ..........................       (576,507,240)        (456,952,599)
                                        --------------        -------------
Net increase/(decrease) ...........     $   (2,611,675)       $  36,026,633
                                        ==============        =============

                       See Notes to Financial Statements.

                      [THIS PAGE INTENTIONALLY LEFT BLANK[

                              HARRIS INSIGHT FUNDS
           STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)



                                                               FIXED INCOME FUNDS
                                       ----------------------------------------------------------------------
                                                    SHORT/
                                             INTERMEDIATE BOND                           BOND
                                                    FUND                                 FUND
                                       -------------------------------      ------------------------------
                                           YEAR              YEAR              YEAR              YEAR
                                           ENDED             ENDED             ENDED             ENDED
                                          12/31/00          12/31/99          12/31/00          12/31/99
                                       -------------     -------------      ------------      ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..............................    $ 103,432,005     $ 105,385,876      $123,214,734      $ 64,959,480
Issued as reinvestment of dividends        2,692,524         2,903,918         3,934,916         4,806,720
Redeemed ..........................     (186,948,961)     (130,354,719)      (82,049,245)      (83,042,464)
                                       -------------     -------------      ------------      ------------
Net increase/(decrease) ...........    $ (80,824,432)    $ (22,064,925)     $ 45,100,405      $(13,276,264)
                                       =============     =============      ============      ============
N SHARES:
Sold ..............................    $   1,201,820     $   8,556,052      $    524,845      $  3,099,969
Issued as reinvestment of dividends          138,681           306,482           198,066           154,988
Redeemed ..........................       (5,152,894)       (5,601,450)       (1,426,938)       (1,110,996)
                                       -------------     -------------      ------------      ------------
Net increase/(decrease) ...........    $  (3,812,393)    $   3,261,084      $   (704,027)     $  2,143,961
                                       =============     =============      ============      ============
A SHARES:
Sold ..............................    $      24,189     $     139,390      $      1,984      $     26,470
Issued as reinvestment of dividends            8,886             3,630             1,697             1,051
Redeemed ..........................               --                --                --                --
                                       -------------     -------------      ------------      ------------
Net increase/(decrease) ...........    $      33,075     $     143,020      $      3,681      $     27,521
                                       =============     =============      ============      ============

SHARES
------

INSTITUTIONAL SHARES:
Sold ..............................       10,558,621        10,494,238        12,541,397         6,585,586
Issued as reinvestment of dividends          274,089           290,879           408,621           489,802
Redeemed ..........................      (18,828,779)      (13,008,841)       (8,583,654)       (8,503,663)
                                       -------------     -------------      ------------      ------------
Net increase/(decrease) ...........       (7,996,069)       (2,223,724)        4,366,364        (1,428,275)
                                       =============     =============      ============      ============
N SHARES:
Sold ..............................          122,352           840,411            54,427           315,444
Issued as reinvestment of dividends           14,122            30,760            20,551            15,864
Redeemed ..........................         (527,063)         (553,334)         (150,076)         (113,639)
                                       -------------     -------------      ------------      ------------
Net increase/(decrease) ...........         (390,589)          317,837           (75,098)          217,669
                                       =============     =============      ============      ============
A SHARES:
Sold ..............................            2,385            13,925               207             2,656
Issued as reinvestment of dividends              904               369               176               108
Redeemed ..........................               --                --                --                --
                                       -------------     -------------      ------------      ------------
Net increase/(decrease) ...........            3,289            14,294               383             2,764
                                       =============     =============      ============      ============


                                                               FIXED INCOME FUNDS
                                       -------------------------------     ----------------------------------
                                                 INTERMEDIATE                       INTERMEDIATE
                                                GOVERNMENT BOND                    TAX-EXEMPT BOND
                                                      FUND                               FUND
                                        ------------------------------     -------------------------------
                                           YEAR              YEAR             YEAR               YEAR
                                           ENDED             ENDED            ENDED              ENDED
                                          12/31/00          12/31/99         12/31/00           12/31/99
                                        ------------      ------------     -------------      ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..............................     $ 12,144,349      $ 18,530,922     $  42,111,410      $ 42,346,727
Issued as reinvestment of dividends        4,219,816         5,031,977            51,389           118,955
Redeemed ..........................      (51,620,248)      (25,842,897)      (33,856,647)      (81,532,150)
                                        ------------      ------------     -------------      ------------
Net increase/(decrease) ...........     $(35,256,083)     $ (2,279,998)    $   8,306,152      $(39,066,468)
                                        ============      ============     =============      ============
N SHARES:
Sold ..............................     $  1,907,088      $  3,886,237     $     555,608      $  4,586,798
Issued as reinvestment of dividends          287,528           210,329             9,616            78,895
Redeemed ..........................       (1,857,991)       (1,105,929)       (2,683,005)       (2,669,594)
                                       -------------     -------------     -------------     -------------
Net increase/(decrease) ...........     $    336,625      $  2,990,637     $  (2,117,781)     $  1,996,099
                                        ============      ============     =============      ============
A SHARES:
Sold ..............................     $      1,612      $    262,481     $          --      $         --
Issued as reinvestment of dividends            4,411             7,626                --                --
Redeemed ..........................         (191,463)          (28,864)               --                --
                                        ------------      ------------     -------------      ------------
Net increase/(decrease) ...........     $   (185,440)     $    241,243     $          --     $          --
                                        ============      ============     =============      ============

SHARES
------

INSTITUTIONAL SHARES:
Sold ..............................          768,909         1,154,655         4,080,712         4,051,909
Issued as reinvestment of dividends          267,079           315,199             4,936            11,378
Redeemed ..........................       (3,294,060)       (1,617,742)       (3,275,798)       (7,801,039)
                                        ------------      ------------     -------------      ------------
Net increase/(decrease) ...........       (2,258,072)         (147,888)          809,850        (3,737,752)
                                        ============      ============     =============      ============
N SHARES:
Sold ..............................          120,085           241,774            53,160           428,223
Issued as reinvestment of dividends           18,142            13,244               926             7,591
Redeemed ..........................         (116,939)          (70,131)         (261,479)         (251,628)
                                        ------------      ------------     -------------      ------------
Net increase/(decrease) ...........           21,288           184,887          (207,393)          184,186
                                        ============      ============     =============      ============
A SHARES:
Sold ..............................              102            16,187                --                --
Issued as reinvestment of dividends              281               482                --                --
Redeemed ..........................          (12,312)           (1,775)               --                --
                                        ------------      ------------     -------------      ------------
Net increase/(decrease) ...........          (11,929)           14,894                --                --
                                        ============      ============     =============      ============



                                                               FIXED INCOME FUNDS
                                       --------------------------------------------------------------------
                                                                                     CONVERTIBLE
                                                TAX-EXEMPT BOND                       SECURITIES
                                                      FUND                                FUND
                                         ------------------------------      ------------------------------
                                            YEAR              YEAR              YEAR              YEAR
                                            ENDED             ENDED             ENDED             ENDED
                                           12/31/00          12/31/99          12/31/00          12/31/99
                                         ------------      ------------      ------------      ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..............................      $ 15,498,996      $ 22,713,997      $  7,184,323      $  3,262,520
Issued as reinvestment of dividends            50,551            82,743         7,139,018         1,990,659
Redeemed ..........................       (39,784,776)      (53,938,031)      (10,639,989)      (13,983,902)
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...........      $(24,235,229)     $(31,141,291)     $  3,683,352      $ (8,730,723)
                                         ============      ============      ============      ============
N SHARES:
Sold ..............................      $  1,602,177      $  5,754,104      $     25,585      $     35,761
Issued as reinvestment of dividends            20,184            24,225            36,217            12,962
Redeemed ..........................        (1,697,596)       (5,482,287)         (115,959)         (168,769)
                                        -------------     -------------     -------------     -------------
Net increase/(decrease) ...........      $    (75,235)     $    296,042      $    (54,157)     $   (120,046)
                                         ============      ============      ============      ============
A SHARES:
Sold ..............................      $         --      $         --      $     22,264      $         --
Issued as reinvestment of dividends                --                --             2,804                --
Redeemed ..........................                --                --            (2,000)               --
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...........     $          --     $          --      $     23,068     $          --
                                         ============      ============      ============      ============

SHARES
------

INSTITUTIONAL SHARES:
Sold ..............................         1,563,180         2,281,730           239,440           125,821
Issued as reinvestment of dividends             5,106             8,248           284,785            76,721
Redeemed ..........................        (4,098,456)       (5,468,897)         (353,037)         (542,932)
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...........        (2,530,170)       (3,178,919)          171,188          (340,390)
                                         ============      ============      ============      ============
N SHARES:
Sold ..............................           163,481           576,997               969             1,402
Issued as reinvestment of dividends             2,033             2,426             1,442               501
Redeemed ..........................          (173,723)         (551,790)           (3,982)           (6,573)
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...........            (8,209)           27,633            (1,571)           (4,670)
                                         ============      ============      ============      ============
A SHARES:
Sold ..............................                --                --               706                --
Issued as reinvestment of dividends                --                --               112                --
Redeemed ..........................                --                --               (66)               --
                                         ------------      ------------      ------------      ------------
Net increase/(decrease) ...........                --                --               752                --
                                         ============      ============      ============      ============




                                                                      EQUITY FUNDS
                                        ------------------------------------------------------------------------
                                                                                                  EQUITY
                                                        EQUITY                                    INCOME
                                                         FUND                                      FUND
                                        ------------------------------------      ------------------------------
                                            YEAR                   YEAR              YEAR              YEAR
                                            ENDED                  ENDED             ENDED             ENDED
                                           12/31/00               12/31/99          12/31/00          12/31/99
                                        -------------          -------------      ------------      ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..............................     $  60,207,444          $  48,316,783      $  9,900,459      $ 23,857,170
Issued as reinvestment of dividends        46,266,946             38,574,880           609,413           814,829
Redeemed ..........................      (275,110,326)          (246,183,973)      (20,522,245)      (11,572,265)
                                        -------------          -------------      ------------      ------------
Net increase/(decrease) ...........     $(168,635,936)         $(159,292,310)     $(10,012,373)     $ 13,099,734
                                        =============          =============      ============      ============
N SHARES:
Sold ..............................     $  17,765,916          $  21,921,264      $  4,637,419      $  2,771,617
Issued as reinvestment of dividends         2,948,475              2,232,264           137,689           170,959
Redeemed ..........................       (21,854,163)           (30,206,577)       (4,297,426)       (1,804,198)
                                        -------------          -------------     -------------     -------------
Net increase/(decrease) ...........     $  (1,139,772)         $  (6,053,049)     $    477,682      $  1,138,378
                                        =============          =============      ============      ============
A SHARES:
Sold ..............................     $      47,922          $     162,053      $    234,832      $    447,418
Issued as reinvestment of dividends            35,654                 17,677            11,271            11,475
Redeemed ..........................           (64,310)                (1,083)         (107,773)          (27,012)
                                        -------------          -------------      ------------      ------------
Net increase/(decrease) ...........     $      19,266          $     178,647      $    138,330      $    431,881
                                        =============          =============      ============      ============

SHARES
------

INSTITUTIONAL SHARES:
Sold ..............................         4,132,599              2,945,799           506,579         1,204,980
Issued as reinvestment of dividends         3,606,263              2,574,097            31,744            40,558
Redeemed ..........................       (19,781,930)           (15,292,627)       (1,056,519)         (579,472)
                                        -------------          -------------      ------------      ------------
Net increase/(decrease) ...........       (12,043,068)            (9,772,731)         (518,196)          666,066
                                        =============          =============      ============      ============
N SHARES:
Sold ..............................         1,198,281              1,300,798           236,580           140,129
Issued as reinvestment of dividends           230,362                148,536             7,158             8,519
Redeemed ..........................        (1,496,928)            (1,810,166)         (219,342)          (91,308)
                                        -------------          -------------      ------------      ------------
Net increase/(decrease) ...........           (68,285)              (360,832)           24,396            57,340
                                        =============          =============      ============      ============
A SHARES:
Sold ..............................             3,360                  9,901            11,893            22,183
Issued as reinvestment of dividends             2,774                  1,213               585               574
Redeemed ..........................            (4,337)                   (70)           (5,636)           (1,337)
                                        -------------          -------------      ------------      ------------
Net increase/(decrease) ...........             1,797                 11,044             6,842            21,420
                                        =============          =============      ============      ============

                       See Notes to Financial Statements.

                                  104 and 105

                              HARRIS INSIGHT FUNDS
           STATEMENTS OF CHANGES -- CAPITAL STOCK ACTIVITY (CONTINUED)


                                                                 EQUITY FUNDS
                                        ---------------------------------------------------------------------------

                                                                                         SMALL-CAP
                                                    GROWTH                              OPPORTUNITY
                                                     FUND                                  FUND
                                        ------------------------------     ------------------------------------
                                           YEAR              YEAR             YEAR                   YEAR
                                           ENDED             ENDED            ENDED                  ENDED
                                          12/31/00          12/31/99         12/31/00               12/31/99
                                        ------------      ------------     -------------          -------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .................................. $ 44,238,737      $ 38,943,631     $ 412,476,603          $ 140,040,589
Issued as reinvestment of dividends ...    5,631,243         3,697,366        69,568,042              7,635,715
Redeemed ..............................  (39,542,602)      (22,201,316)     (366,493,689)          (123,496,959)
                                        ------------      ------------     -------------          -------------
Net increase/(decrease) ............... $ 10,327,378      $ 20,439,681     $ 115,550,956          $  24,179,345
                                        ============      ============     =============          =============
N SHARES:
Sold .................................. $ 13,773,669      $ 14,436,428     $ 114,127,999          $  27,102,875
Issued as reinvestment of dividends ...      413,172           316,046         1,786,872                113,642
Redeemed ..............................  (14,539,620)      (15,417,697)     (111,777,079)           (27,382,344)
                                        ------------      ------------     -------------          -------------
Net increase/(decrease) ............... $   (352,779)     $   (665,223)    $   4,137,792          $    (165,827)
                                        ============      ============     =============          =============
A SHARES:
Sold .................................. $    354,035      $    717,238     $      53,981          $      28,467
Issued as reinvestment of dividends ...       61,468            27,793            12,811                    841
Redeemed ..............................     (240,905)          (68,871)          (33,871)                (7,972)
                                        ------------      ------------     -------------          -------------
Net increase/(decrease) ............... $    174,598      $    676,160     $      32,921          $      21,336
                                        ============      ============     =============          =============

-------------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold ..................................    1,599,820         1,417,164        17,106,867              7,224,683
Issued as reinvestment of dividends ...      221,973           132,021         3,500,454                348,822
Redeemed ..............................   (1,383,004)         (806,506)      (15,080,557)            (6,314,208)
                                        ------------      ------------     -------------          -------------
Net increase/(decrease) ...............      438,789           742,679         5,526,764              1,259,297
                                        ============      ============     =============          =============
N SHARES:
Sold ..................................      479,014           532,220         4,726,958              1,563,379
Issued as reinvestment of dividends ...       16,443            11,327            90,911                  5,230
Redeemed ..............................     (508,233)         (566,934)       (4,626,091)            (1,585,146)
                                        ------------      ------------     -------------          -------------
Net increase/(decrease) ...............      (12,776)          (23,387)          191,778                (16,537)
                                        ============      ============     =============          =============
A SHARES:
Sold ..................................       12,298            25,945             2,239                  1,570
Issued as reinvestment of dividends ...        2,439             1,001               644                     39
Redeemed ..............................       (8,436)           (2,440)           (1,479)                  (440)
                                        ------------      ------------     -------------          -------------
Net increase/(decrease) ...............        6,301            24,506             1,404                  1,169
                                        ============      ============     =============          =============


                                                                     EQUITY FUND
                                       ------------------------------------------------------------------------

                                                   SMALL CAP
                                                    VALUE                                INDEX
                                                     FUND                                FUND
                                        ------------------------------     -------------------------------
                                           YEAR              YEAR             YEAR               YEAR
                                           ENDED             ENDED            ENDED              ENDED
                                          12/31/00          12/31/99         12/31/00           12/31/99
                                        ------------      ------------     -------------      ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold .................................. $ 38,783,200      $ 18,132,377     $ 159,783,064      $190,164,077
Issued as reinvestment of dividends ...    8,867,001         1,787,196        17,481,605         8,488,851
Redeemed ..............................  (38,440,225)      (44,563,370)     (116,711,683)      (82,622,325)
                                        ------------      ------------     -------------      ------------
Net increase/(decrease) ............... $  9,209,976      $(24,643,797)    $  60,552,986      $116,030,603
                                        ============      ============     =============      ============
N SHARES:
Sold .................................. $  1,813,084      $  2,269,782     $  17,900,119      $ 12,716,120
Issued as reinvestment of dividends ...       74,868            10,176         1,283,564           469,975
Redeemed ..............................   (1,552,114)       (2,183,173)      (13,752,763)       (5,941,725)
                                        ------------      ------------     -------------      ------------
Net increase/(decrease) ............... $    335,838      $     96,785     $   5,430,920      $  7,244,370
                                        ============      ============     =============      ============
A SHARES:
Sold .................................. $     39,950      $     11,326
Issued as reinvestment of dividends ...        2,039                70
Redeemed ..............................           --                --
                                        ------------      ------------
Net increase/(decrease) ............... $     41,989      $     11,396
                                        ============      ============

---------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold ..................................    1,137,290           629,304         5,241,333         6,195,290
Issued as reinvestment of dividends ...      276,649            59,776           599,888           268,632
Redeemed ..............................   (1,218,184)       (1,550,074)       (3,653,457)       (2,702,006)
                                        ------------      ------------     -------------      ------------
Net increase/(decrease) ...............      195,755          (860,994)        2,187,764         3,761,916
                                        ============      ============     =============      ============
N SHARES:
Sold ..................................       57,909            81,366           563,995           416,674
Issued as reinvestment of dividends ...        2,325               341            44,248            14,859
Redeemed ..............................      (51,307)          (78,057)         (441,740)         (191,362)
                                        ------------      ------------     -------------      ------------
Net increase/(decrease) ...............        8,927             3,650           166,503           240,171
                                        ============      ============     =============      ============
A SHARES:
Sold ..................................        1,162               398
Issued as reinvestment of dividends ...           63                 2
Redeemed ..............................           --                --
                                        ------------      ------------
Net increase/(decrease) ...............        1,225               400
                                        ============      ============



                                                                  EQUITY FUNDS
                                        -----------------------------------------------------------------
                                         LARGE-CAP
                                        AGGRESSIVE
                                          GROWTH       TECHNOLOGY                  BALANCED
                                          FUND             FUND                      FUND
                                        ----------    ------------      ------------------------------
                                         PERIOD          PERIOD            YEAR               YEAR
                                          ENDED           ENDED            ENDED              ENDED
                                        12/31/00(1)      12/31/00(2)       12/31/00          12/31/99
                                        -----------   -------------     ------------      ------------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..................................  $25,000        $2,042,000      $ 56,259,319      $  4,534,958
Issued as reinvestment of dividends ...       --                --         1,980,957         3,687,911
Redeemed ..............................       --                --       (25,630,214)      (36,707,015)
                                         -------        ----------      ------------      ------------
Net increase/(decrease) ...............  $25,000        $2,042,000      $ 32,610,062      $(28,484,146)
                                         =======        ==========      ============      ============
N SHARES:
Sold ..................................  $    --        $       --      $     95,954      $  1,838,066
Issued as reinvestment of dividends ...       --                --            85,274           301,289
Redeemed ..............................       --                --          (553,497)       (1,797,527)
                                         -------        ----------      ------------      ------------
Net increase/(decrease) ...............  $    --        $       --      $   (372,269)     $    341,828
                                         =======        ==========      ============      ============
A SHARES:
Sold ..................................  $    --        $       --      $     43,733      $     87,820
Issued as reinvestment of dividends ...       --                --             5,563            10,296
Redeemed ..............................       --                --            (8,561)           (1,287
                                         -------        ----------      ------------      ------------
Net increase/(decrease) ...............  $    --        $       --      $     40,735      $     96,829
                                         =======        ==========      ============      ============

---------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold ..................................    2,500           209,678         4,332,603           320,649
Issued as reinvestment of dividends ...       --                --           151,297           290,697
Redeemed ..............................       --                --        (2,015,194)       (2,723,810)
                                         -------        ----------      ------------      ------------
Net increase/(decrease) ...............    2,500           209,678         2,468,706        (2,112,464)
                                         =======        ==========      ============      ============
N SHARES:
Sold ..................................       --                --             7,461           129,757
Issued as reinvestment of dividends ...       --                --             6,543            24,226
Redeemed ..............................       --                --           (44,479)         (128,469)
                                         -------        ----------      ------------      ------------
Net increase/(decrease) ...............       --                --           (30,475)           25,514
                                         =======        ==========      ============      ============
A SHARES:
Sold ..................................       --                --             3,343             6,038
Issued as reinvestment of dividends ...       --                --               427               836
Redeemed ..............................       --                --              (647)              (90)
                                         -------        ----------      ------------      ------------
Net increase/(decrease) ...............       --                --             3,123             6,784
                                         =======        ==========      ============      ============




                                        ---------------------------------------------------------------------

                                                                                         EMERGING
                                                    INTERNATIONAL                         MARKETS
                                                        FUND                                FUND
                                          -------------------------------       -----------------------------
                                              YEAR              YEAR               YEAR              YEAR
                                              ENDED             ENDED              ENDED             ENDED
                                             12/31/00          12/31/99           12/31/00          12/31/99
                                          -------------      ------------       -----------       -----------
AMOUNT
------

INSTITUTIONAL SHARES:
Sold ..................................   $ 170,910,827      $103,993,552       $17,941,485       $ 7,340,024
Issued as reinvestment of dividends ...         329,945           723,519            29,509            54,602
Redeemed ..............................    (164,391,445)      (81,341,884)       (9,845,993)       (2,178,733)
                                          -------------      ------------       -----------       -----------
Net increase/(decrease) ...............   $   6,849,327      $ 23,375,187       $ 8,125,001       $ 5,215,893
                                          =============      ============       ===========       ===========
N SHARES:
Sold ..................................   $  45,831,185      $ 18,066,136       $ 1,665,133       $   207,316
Issued as reinvestment of dividends ...              --             2,397                --               483
Redeemed ..............................     (45,916,326)      (17,973,206)       (1,593,485)          (33,231)
                                          -------------      ------------       -----------       -----------
Net increase/(decrease) ...............   $     (85,141)     $     95,327       $    71,648       $   174,568
                                          =============      ============       ===========       ===========
A SHARES:
Sold ..................................   $       1,890      $      4,854       $    37,057       $     4,280
Issued as reinvestment of dividends ...              --                 8                --                 9
Redeemed ..............................          (4,186)             (100)          (23,243)               --
                                          -------------      ------------       -----------       -----------
Net increase/(decrease) ...............   $      (2,296)     $      4,762       $    13,814       $     4,289
                                          =============      ============       ===========       ===========

-------------------------------------------------------------------------------------------------------------

SHARES
------

INSTITUTIONAL SHARES:
Sold ..................................      11,778,233         7,437,408         1,994,276           983,502
Issued as reinvestment of dividends ...          23,754            47,351             4,240             6,320
Redeemed ..............................     (11,237,858)       (5,807,576)       (1,258,363)         (281,212)
                                          -------------      ------------       -----------       -----------
Net increase/(decrease) ...............         564,129         1,677,183           740,153           708,610
                                          =============      ============       ===========       ===========
N SHARES:
Sold ..................................       3,210,398         1,447,182           239,167            27,345
Issued as reinvestment of dividends ...              --               157                --                56
Redeemed ..............................      (3,193,859)       (1,420,194)         (229,083)           (4,383)
                                          -------------      ------------       -----------       -----------
Net increase/(decrease) ...............          16,539            27,145            10,084            23,018
                                          =============      ============       ===========       ===========
A SHARES:
Sold ..................................             125               346             3,910               570
Issued as reinvestment of dividends ...              --                 1                --                 1
Redeemed ..............................             300                (7)           (3,284)               --
                                          -------------      ------------       -----------       -----------
Net increase/(decrease) ...............            (175)              340               626               571
                                          =============      ============       ===========       ===========

  (1) For the period 12/28/00 (commencement of operations) to 12/31/00.
  (2) For the period 12/27/00 (commencement of operations) to 12/31/00.

                       See Notes to Financial Statements.


                                   106 and 107

                              HARRIS INSIGHT FUNDS
                              FINANCIAL HIGHLIGHTS
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                              NET                                                                          NET
                                             ASSET                                     DISTRIBUTIONS                      ASSET
                                             VALUE           NET        REALIZED        FROM NET                          VALUE
                                           BEGINNING      INVESTMENT     LOSS ON       INVESTMENT         CAPITAL         END OF
                                           OF PERIOD        INCOME      INVESTMENTS       INCOME       CONTRIBUTIONS      PERIOD
------------------------------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/00                                      $1.00         $0.061        $    --         $(0.061)        $    --          $1.00
12/31/99                                       1.00          0.049             --          (0.049)             --           1.00
12/31/98                                       1.00          0.053             --          (0.053)             --           1.00
12/31/97                                       1.00          0.053             --          (0.053)             --           1.00
12/31/96                                       1.00          0.051             --          (0.051)             --           1.00

N SHARES
12/31/00                                      $1.00         $0.057        $    --         $(0.057)        $    --          $1.00
12/31/99                                       1.00          0.046             --          (0.046)             --           1.00
12/31/98                                       1.00          0.050             --          (0.050)             --           1.00
12/31/97                                       1.00          0.050             --          (0.050)             --           1.00
12/31/96                                       1.00          0.049             --          (0.049)             --           1.00

-----------------
MONEY MARKET FUND
-----------------

INSTITUTIONAL SHARES
12/31/00                                      $1.00         $0.063        $    --         $(0.063)        $    --          $1.00
12/31/99                                       1.00          0.052             --          (0.052)             --           1.00
12/31/98                                       1.00          0.055             --          (0.055)             --           1.00
12/31/97                                       1.00          0.055         (0.001)         (0.055)          0.001           1.00
12/31/96                                       1.00          0.052             --          (0.052)             --           1.00

N SHARES
12/31/00                                      $1.00         $0.059        $    --         $(0.059)        $    --          $1.00
12/31/99                                       1.00          0.048             --          (0.048)             --           1.00
12/31/98                                       1.00          0.051             --          (0.051)             --           1.00
12/31/97                                       1.00          0.052         (0.001)         (0.052)          0.001           1.00
12/31/96                                       1.00          0.050             --          (0.050)             --           1.00


----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/00                                      $1.00         $0.039        $    --         $(0.039)        $    --          $1.00
12/31/99                                       1.00          0.030             --          (0.030)             --           1.00
12/31/98                                       1.00          0.033             --          (0.033)             --           1.00
12/31/97                                       1.00          0.034             --          (0.034)             --           1.00
12/31/96                                       1.00          0.031             --          (0.031)             --           1.00

N SHARES
12/31/00                                      $1.00         $0.035        $    --         $(0.035)        $    --          $1.00
12/31/99                                       1.00          0.027             --          (0.027)             --           1.00
12/31/98                                       1.00          0.030             --          (0.030)             --           1.00
12/31/97                                       1.00          0.031             --          (0.031)             --           1.00
12/31/96                                       1.00          0.029             --          (0.029)             --           1.00


                                                                                               RATIO OF      RATIO
                                                               NET                             EXPENSES      OF NET
                                                              ASSETS            RATIO OF      TO AVERAGE   INVESTMENT
                                                              END OF           EXPENSES TO     NET ASSETS    INCOME
                                                  TOTAL       PERIOD           AVERAGE NET    (EXCLUDING   TO AVERAGE
                                                  RETURN       (000)              ASSETS        WAIVERS)   NET ASSETS
----------------------------------------------------------------------------------------------------------------------
----------------------------
GOVERNMENT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/00                                           6.24%     $  314,497            0.20%          0.25%       6.11%
12/31/99                                           5.04         210,521            0.20           0.24        4.93
12/31/98                                           5.43         162,285            0.19           0.24        5.27
12/31/97                                           5.48          63,970            0.23           0.28        5.36
12/31/96                                           5.24          37,169            0.31           0.32        5.12

N SHARES
12/31/00                                           5.87%       $333,934            0.55%          0.60%       5.72%
12/31/99                                           4.67         289,651            0.55           0.59        4.58
12/31/98                                           5.08         248,595            0.54           0.59        4.96
12/31/97                                           5.17         247,594            0.53           0.63        5.05
12/31/96                                           5.00         206,073            0.54           0.67        4.89

-----------------
MONEY MARKET FUND
-----------------

INSTITUTIONAL SHARES
12/31/00                                           6.46%     $2,066,227            0.18%          0.23%       6.26%
12/31/99                                           5.29       2,084,723            0.19           0.24        5.20
12/31/98                                           5.61       1,391,856            0.19           0.24        5.46
12/31/97                                           5.66       1,028,091            0.21           0.26        5.54
12/31/96                                           5.38         369,417            0.27           0.28        5.23

N SHARES
12/31/00                                           6.09%     $1,293,794            0.53%          0.58%       5.91%
12/31/99                                           4.92       1,053,228            0.54           0.59        4.85
12/31/98                                           5.25         877,527            0.53           0.59        5.12
12/31/97                                           5.35         677,804            0.51           0.61        5.23
12/31/96                                           5.11         461,213            0.52           0.63        5.00


----------------------------
TAX-EXEMPT MONEY MARKET FUND
----------------------------

INSTITUTIONAL SHARES
12/31/00                                           3.94%       $830,879            0.24%          0.24%       3.88%
12/31/99                                           3.07         515,987            0.23           0.23        3.01
12/31/98                                           3.35         606,754            0.23           0.23        3.30
12/31/97                                           3.47         497,986            0.25           0.26        3.41
12/31/96                                           3.19         388,404            0.29           0.29        3.14

N SHARES
12/31/00                                           3.58%       $237,521            0.58%          0.59%       3.54%
12/31/99                                           2.75         240,132            0.55           0.58        2.71
12/31/98                                           3.02         204,114            0.55           0.58        2.99
12/31/97                                           3.17         223,071            0.54           0.61        3.13
12/31/96                                           2.94         178,849            0.53           0.64        2.89

                       See Notes to Financial Statements.

                                  108 and 109

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                    NET                         NET                                       NET
                                   ASSET                   REALIZED AND  DISTRIBUTIONS   DISTRIBUTIONS   ASSET
                                   VALUE          NET       UNREALIZED      FROM NET       FROM NET      VALUE
                                  BEGINNING    INVESTMENT   GAIN/(LOSS)    INVESTMENT      REALIZED      END OF       TOTAL
                                  OF PERIOD     INCOME    ON INVESTMENTS     INCOME         GAINS        PERIOD       RETURN
------------------------------------------------------------------------------------------------------------------------------------
----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/00                           $ 9.77       $ 0.628       $ 0.350       $(0.628)       $    --       $10.12        10.40%
12/31/99                            10.30         0.595        (0.515)       (0.595)        (0.015)        9.77         0.81
12/31/98                            10.21         0.603         0.096        (0.603)        (0.006)       10.30         7.01
12/31/97                            10.14         0.633         0.070        (0.633)            --        10.21         7.15
02/26/96(3) to 12/31/96             10.30         0.517        (0.160)       (0.517)            --        10.14         3.61(2)

N SHARES
12/31/00                           $ 9.77       $ 0.603       $ 0.350       $(0.603)       $    --       $10.12        10.13%
12/31/99                            10.30         0.570        (0.515)       (0.570)        (0.015)        9.77         0.56
12/31/98                            10.21         0.577         0.096        (0.577)        (0.006)       10.30         6.75
12/31/97                            10.14         0.608         0.070         0.608)            --        10.21         6.89
12/31/96                            10.38         0.594        (0.247)       (0.587)            --        10.14         3.51

A SHARES
12/31/00                           $ 9.77       $ 0.603       $ 0.350       $(0.603)       $    --       $10.12        10.13%(4)
07/22/99(3) to 12/31/99             10.02         0.258        (0.250)       (0.258)            --         9.77         0.09(2)(4)

---------
BOND FUND
---------

INSTITUTIONAL SHARES
12/31/00                           $ 9.49       $ 0.623       $ 0.570       $(0.623)       $    --       $10.06        13.06%
12/31/99                            10.20         0.611        (0.702)       (0.611)        (0.008)        9.49        (0.91)
12/31/98                            10.20         0.604         0.103        (0.604)        (0.103)       10.20         7.12
12/31/97                            10.07         0.628         0.284        (0.628)        (0.154)       10.20         9.41
04/16/96(3) to 12/31/96             10.00         0.425         0.103        (0.425)        (0.033)       10.07         5.40(2)

N SHARES
12/31/00                           $ 9.49       $ 0.599       $ 0.570       $(0.599)       $    --       $10.06        12.78%
12/31/99                            10.20         0.586        (0.702)       (0.586)        (0.008)        9.49        (1.16)
12/31/98                            10.20         0.579         0.103        (0.579)        (0.103)       10.20         6.86
12/31/97                            10.07         0.603         0.284        (0.603)        (0.154)       10.20         9.14
04/22/96(3) to 12/31/96              9.99         0.402         0.113        (0.402)        (0.033)       10.07         5.27(2)

A SHARES
12/31/00                           $ 9.49       $ 0.599       $ 0.570       $(0.599)       $    --       $10.06        12.78%(4)
02/18/99(3) to 12/31/99             10.11         0.503        (0.612)       (0.503)        (0.008)        9.49        (1.09)(2)(4)

---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------

INSTITUTIONAL SHARES
12/31/00                           $15.56       $ 0.986       $ 0.990       $(0.986)       $    --       $16.55        13.18%
12/31/99                            16.61         0.916        (1.050)       (0.916)            --        15.56        (0.80)
12/31/98                            16.54         0.967         0.231        (0.967)        (0.161)       16.61         7.45
03/24/97(3) to 12/31/97             16.12         0.793         0.461        (0.793)        (0.041)       16.54         7.96(2)

N SHARES
12/31/00                           $15.56       $ 0.947       $ 0.990       $(0.947)       $    --       $16.55        12.90%
12/31/99                            16.61         0.876        (1.050)       (0.876)            --        15.56        (1.05)
12/31/98                            16.54         0.925         0.231        (0.925)        (0.161)       16.61         7.18
04/16/97(3) to 12/31/97             16.06         0.702         0.521        (0.702)        (0.041)       16.54         7.76(2)

A SHARES
12/31/00                           $15.56       $ 0.947       $ 0.990       $(0.947)       $    --       $16.55        12.90%(4)
02/12/99(3) to 12/31/99             16.44         0.761        (0.880)       (0.761)            --        15.56        (0.72)(2)(4)



                                                                                   RATIO OF         RATIO
                                         NET                                       EXPENSES         OF NET
                                        ASSETS                RATIO OF            TO AVERAGE      INVESTMENT
                                         END OF               EXPENSES TO           NET ASSETS      INCOME        PORTFOLIO
                                         PERIOD               AVERAGE NET           (EXCLUDING      TO AVERAGE    TURNOVER
                                         (000)                  ASSETS               WAIVERS)      NET ASSETS       RATE
--------------------------------------------------------------------------------------------------------------------------
----------------------------
SHORT/INTERMEDIATE BOND FUND
----------------------------
INSTITUTIONAL SHARES
12/31/00                                $227,766                 0.60%                0.93%           6.39%         77.42%
12/31/99                                 297,977                 0.60                 0.92            5.93          72.86
12/31/98                                 337,015                 0.60                 0.90            5.85          66.06
12/31/97                                 288,886                 0.60                 0.89            6.24          98.08
02/26/96(3) to 12/31/96                  255,573                 0.60(1)              0.90(1)         6.06(1)      186.02

N SHARES
12/31/00                                $  3,842                 0.85%                1.18%           6.14%         77.42%
12/31/99                                   7,525                 0.85                 1.17            5.68          72.86
12/31/98                                   4,658                 0.85                 1.15            5.60          66.06
12/31/97                                   5,922                 0.85                 1.14            5.99          98.08
12/31/96                                   4,432                 0.62                 0.92            5.59         186.02

A SHARES
12/31/00                                $    178                 0.85%                1.18%           6.14%         77.42%
07/22/99(3) to 12/31/99                      140                 0.85(1)              1.17(1)         5.68          72.86

---------
BOND FUND
---------

INSTITUTIONAL SHARES
12/31/00                                $210,902                 0.60%                0.93%           6.48%         94.61%
12/31/99                                 157,587                 0.60                 0.90            6.20          92.79
12/31/98                                 183,831                 0.60                 0.88            5.89          64.93
12/31/97                                 140,447                 0.60                 0.89            6.25         138.30
04/16/96(3) to 12/31/96                   43,142                 0.60(1)              0.98(1)         6.03(1)      116.02

N SHARES
12/31/00                                $  3,965                 0.85%                1.18%           6.23%         94.61%
12/31/99                                   4,455                 0.85                 1.15            5.95          92.79
12/31/98                                   2,566                 0.85                 1.13            5.64          64.93
12/31/97                                     936                 0.85                 1.14            6.00         138.30
04/22/96(3) to 12/31/96                      130                 0.85(1)              1.23(1)         5.87(1)      116.02

A SHARES
12/31/00                                $     32                 0.85%                1.18%           6.23%         94.61%
02/18/99(3) to 12/31/99                       26                 0.85(1)              1.15(1)         5.95          92.79

---------------------------------
INTERMEDIATE GOVERNMENT BOND FUND
---------------------------------

INSTITUTIONAL SHARES
12/31/00                                $ 62,969                 0.50%                0.99%           6.22%         26.42%
12/31/99                                  94,360                 0.50                 0.93            5.72          76.50
12/31/98                                 103,162                 0.50                 0.91            5.82          99.63
03/24/97(3) to 12/31/97                   99,359                 0.50(1)              0.91(1)         6.31(1)       84.89(1)

N SHARES
12/31/00                                $  5,530                 0.75                 1.24%           5.97%         26.42%
12/31/99                                   4,870                 0.75                 1.18            5.47          76.50
12/31/98                                   2,126                 0.75                 1.16            5.57          99.63
04/16/97(3) to 12/31/97                      716                 0.75(1)              1.16(1)         6.06(1)       84.89(1)

A SHARES
12/31/00                                $     49                 0.75%                1.24%           5.97%         26.42%
02/12/99(3) to 12/31/99                      232                 0.75(1)              1.18(1)         5.47(1)       76.50

                       See Notes to Financial Statements.

                                   110 and 111

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)



                                    NET                         NET                                       NET
                                   ASSET                   REALIZED AND  DISTRIBUTIONS   DISTRIBUTIONS   ASSET
                                   VALUE          NET       UNREALIZED      FROM NET       FROM NET      VALUE
                                  BEGINNING    INVESTMENT   GAIN/(LOSS)    INVESTMENT      REALIZED      END OF       TOTAL
                                  OF PERIOD     INCOME    ON INVESTMENTS     INCOME         GAINS        PERIOD       RETURN
-----------------------------------------------------------------------------------------------------------------------------
---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------

INSTITUTIONAL SHARES
12/31/00                           $10.22       $ 0.513       $ 0.600       $(0.513)       $    --       $10.82        11.21%
12/31/99                            10.70         0.423        (0.467)       (0.423)        (0.013)       10.22        (0.43)
12/31/98                            10.75         0.417         0.103        (0.417)        (0.153)       10.70         4.94
12/31/97                            10.58         0.442         0.220        (0.442)        (0.050)       10.75         6.41
02/26/96(3) to 12/31/96             10.74         0.381        (0.124)       (0.381)        (0.036)       10.58         2.49(2)

N SHARES
12/31/00                           $10.22       $ 0.487       $ 0.600       $(0.487)       $    --       $10.82        10.94%
12/31/99                            10.70         0.396        (0.467)       (0.396)        (0.013)       10.22        (0.68)
12/31/98                            10.75         0.390         0.103        (0.390)        (0.153)       10.70         4.67
12/31/97                            10.58         0.327         0.220        (0.327)        (0.050)       10.75         6.14
03/13/96(3) to 12/31/96             10.55         0.084         0.066        (0.084)        (0.036)       10.58         1.44(2)

--------------------
TAX-EXEMPT BOND FUND
--------------------

INSTITUTIONAL SHARES
12/31/00                           $ 9.63       $ 0.525       $ 0.820       $(0.525)       $    --       $10.45        14.41%
12/31/99                            10.39         0.449        (0.760)       (0.449)            --         9.63        (3.07)
12/31/98                            10.52         0.444         0.059        (0.444)        (0.189)       10.39         4.88
12/31/97                            10.25         0.461         0.391        (0.461)        (0.121)       10.52         8.55
02/26/96(3) to 12/31/96             10.56         0.402        (0.094)       (0.402)        (0.216)       10.25         3.04(2)

N SHARES
12/31/00                           $ 9.63       $ 0.500       $ 0.820       $(0.500)       $    --       $10.45        14.13%
12/31/99                            10.39         0.424        (0.760)       (0.424)            --         9.63        (3.31)
12/31/98                            10.52         0.418         0.059        (0.418)        (0.189)       10.39         4.62
12/31/97                            10.25         0.435         0.391        (0.435)        (0.121)       10.52         8.28
10/02/96(3) to 12/31/96             10.33         0.105         0.136        (0.105)        (0.216)       10.25         2.34(2)

---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------

INSTITUTIONAL SHARES
12/31/00                           $30.55       $ 0.923       $(2.851)      $(0.922)       $(3.430)      $24.47        (6.48)%
12/31/99                            24.14         0.983         6.544        (0.978)        (0.139)       30.55        32.07
12/31/98                            28.52         1.130        (1.647)       (1.141)        (2.722)       24.14        (1.80)
03/24/97(3) to 12/31/97             29.15         0.914         3.120        (0.897)        (3.767)       28.52        14.24(2)

N SHARES
12/31/00                           $30.54       $ 0.844       $(2.841)      $(0.843)       $(3.430)      $24.27        (6.69)%
12/31/99                            24.14         0.902         6.559        (0.922)        (0.139)       30.54        31.75
12/31/98                            28.52         1.106        (1.691)       (1.073)        (2.722)       24.14        (2.04)
03/26/97(3) to 12/31/97             29.30         0.690         3.122        (0.825)        (3.767)       28.52        13.39(2)

A SHARES
01/13/00(3) to 12/31/00            $29.42       $ 0.857       $(1.731)      $(0.856)       $(3.430)      $24.26        (3.14)%(2)(4)


EQUITY FUND


INSTITUTIONAL SHARES
12/31/00                           $14.63        $0.049        $1.113       $(0.047)       $(3.195)      $12.55         8.48%
12/31/99                            17.03         0.049        (0.339)       (0.050)        (2.060)       14.63        (1.57)
12/31/98                            17.59         0.116         2.224        (0.114)        (2.786)       17.03        13.80
12/31/97                            15.53         0.234         5.190        (0.235)        (3.129)       17.59        35.89
02/26/96(3) to 12/31/96             15.30         0.189         1.898        (0.193)        (1.664)       15.53        13.66(2)




                                                                                   RATIO OF         RATIO
                                      NET                                          EXPENSES         OF NET
                                     ASSETS                   RATIO OF            TO AVERAGE      INVESTMENT
                                      END OF                  EXPENSES TO           NET ASSETS      INCOME        PORTFOLIO
                                      PERIOD                  AVERAGE NET           (EXCLUDING      TO AVERAGE    TURNOVER
                                      (000)                     ASSETS               WAIVERS)      NET ASSETS       RATE
--------------------------------------------------------------------------------------------------------------------------
---------------------------------
INTERMEDIATE TAX-EXEMPT BOND FUND
---------------------------------

INSTITUTIONAL SHARES
12/31/00                             $196,980                    0.23%                0.83%           4.95%        200.55%
12/31/99                              177,813                    0.69                 0.82            4.03         191.27
12/31/98                              226,087                    0.80                 0.80            3.87          90.92
12/31/97                              193,009                    0.79                 0.79            4.16          48.72
02/26/96(3) to 12/31/96               208,690                    0.79(1)              0.82(1)         4.28(1)       57.23

N SHARES
12/31/00                             $    659                    0.48                 1.08%           4.63%        200.55%
12/31/99                                2,743                    0.94                 1.07            3.78         191.27
12/31/98                                  900                    1.05                 1.05            3.62          90.92
12/31/97                                  644                    1.04                 1.04            3.91          48.72
03/13/96(3) to 12/31/96                    --                    1.04(1)              1.07(1)         4.33(1)       57.23

--------------------
TAX-EXEMPT BOND FUND
--------------------

INSTITUTIONAL SHARES
12/31/00                             $110,321                    0.25%                0.85%           5.31%        164.85%
12/31/99                              126,027                    0.70                 0.83            4.44         225.82
12/31/98                              169,060                    0.79                 0.80            4.22          87.61
12/31/97                              179,871                    0.80                 0.80            4.47          61.52
02/26/96(3) to 12/31/96               165,388                    0.80(1)              0.81(1)         4.60(1)       61.60

N SHARES
12/31/00                             $  1,117                    0.50                 1.10%           5.10%        164.85%
12/31/99                                1,109                    0.95                 1.08            4.19         225.82
12/31/98                                  909                    1.04                 1.05            3.97          87.61
12/31/97                                  644                    1.05                 1.05            4.22          61.52
10/02/96(3) to 12/31/96                    38                    1.05(1)              1.06(1)         4.35(1)       61.60

---------------------------
CONVERTIBLE SECURITIES FUND
---------------------------

INSTITUTIONAL SHARES
12/31/00                             $ 45,557                    0.92%                1.09%           3.02%         52.40%
12/31/99                               52,100                    0.92                 1.01            3.73          20.14
12/31/98                               49,396                    0.92                 1.01            4.05          48.73
03/24/97(3) to 12/31/97                59,384                    0.92(1)              0.96(1)         3.76(1)       93.24(1)

N SHARES
12/31/00                             $    260                    1.17%                1.34%           2.77%         52.40%
12/31/99                                  375                    1.17                 1.26            3.48          20.14
12/31/98                                  409                    1.17                 1.26            3.80          48.73
03/26/97(3) to 12/31/97                    85                    1.17(1)              1.21(1)         3.51(1)       93.24(1)

A SHARES
01/13/00(3) to 12/31/00              $     18                    1.17%(1)             1.34%(1)        2.95%(1)      52.40%

-----------
EQUITY FUND
-----------

INSTITUTIONAL SHARES
12/31/00                             $346,111                    0.93%                0.93%           0.31%         68.09%
12/31/99                              579,754                    0.90                 0.91            0.29          65.13
12/31/98                              841,119                    0.89                 0.89            0.64          76.92
12/31/97                              845,829                    0.88                 0.88            1.33          81.48
02/26/96(3) to 12/31/96               568,400                    0.90(1)              0.90(1)         1.43(1)       75.20



                       See Notes to Financial Statements.

                                  112 and 113

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                          NET                           NET                                         NET
                                         ASSET                     REALIZED AND   DISTRIBUTIONS   DISTRIBUTIONS    ASSET
                                         VALUE           NET        UNREALIZED       FROM NET       FROM NET       VALUE
                                       BEGINNING     INVESTMENT     GAIN/(LOSS)     INVESTMENT      REALIZED       END OF
                                       OF PERIOD       INCOME     ON INVESTMENTS      INCOME         GAINS         PERIOD
----------------------------------------------------------------------------------------------------------------------------
-----------------------
EQUITY FUND (CONTINUED)
-----------------------
N SHARES
12/31/00                                 $14.63        $ 0.007        $ 1.113        $(0.005)       $(3.195)       $12.55
12/31/99                                  17.02          0.005         (0.323)        (0.012)        (2.060)        14.63
12/31/98                                  17.59          0.066          2.213         (0.063)        (2.786)        17.02
12/31/97                                  15.53          0.174          5.190         (0.175)        (3.129)        17.59
12/31/96                                  13.99          0.451          2.926         (0.173)        (1.664)        15.53

A SHARES
12/31/00                                 $14.63        $ 0.007        $ 1.114        $(0.006)       $(3.195)       $12.55
02/12/99(3) to 12/31/99                   16.97         (0.002)        (0.275)        (0.003)        (2.060)        14.63

------------------
EQUITY INCOME FUND
------------------
INSTITUTIONAL SHARES
12/31/00                                 $20.40        $ 0.201        $(0.883)       $(0.198)       $(0.350)       $19.17
12/31/99                                  19.27          0.168          1.713         (0.173)        (0.578)        20.40
12/31/98                                  16.32          0.218          3.492         (0.216)        (0.544)        19.27
12/31/97                                  13.73          0.272          4.050         (0.268)        (1.464)        16.32
02/26/96(3) to 12/31/96                   13.34          0.270          1.387         (0.269)        (0.998)        13.73

N SHARES
12/31/00                                 $20.40        $ 0.151        $(0.882)       $(0.149)       $(0.350)       $19.17
12/31/99                                  19.26          0.105          1.741         (0.128)        (0.578)        20.40
12/31/98                                  16.31          0.171          3.490         (0.167)        (0.544)        19.26
12/31/97                                  13.72          0.237          4.037         (0.220)        (1.464)        16.31
04/18/96(3) to 12/31/96                   13.02          0.179          1.732         (0.213)        (0.998)        13.72

A SHARES
12/31/00                                 $20.40        $ 0.152        $(0.882)       $(0.150)       $(0.350)       $19.17
02/10/99(3) to 12/31/99                   19.26          0.098          1.744         (0.124)        (0.578)        20.40

-----------
GROWTH FUND
-----------
INSTITUTIONAL SHARES
12/31/00                                 $29.14        $(1.903)       $(0.310)       $    --        $(2.087)       $24.84
12/31/99                                  26.25         (0.042)         4.319             --         (1.387)        29.14
12/31/98                                  22.67          0.012          5.583         (0.009)        (2.006)        26.25
12/31/97                                  18.69          0.048          6.026         (0.048)        (2.046)        22.67
02/26/96(3) to 12/31/96                   17.01          0.062          2.746         (0.063)        (1.065)        18.69

N SHARES
12/31/00                                 $28.97        $(1.903)       $(0.360)       $    --        $(2.087)       $24.62
12/31/99                                  26.18         (0.119)         4.296             --         (1.387)        28.97
12/31/98                                  22.67         (0.030)         5.546             --         (2.006)        26.18
12/31/97                                  18.69          0.004          6.026         (0.004)        (2.046)        22.67
04/19/96(3) to 12/31/96                   16.49          0.030          3.273         (0.038)        (1.065)        18.69

A SHARES
12/31/00                                 $28.96        $(1.903)       $(0.360)       $    --        $(2.087)       $24.61
02/05/99(3) to 12/31/99                   27.00         (0.073)         3.420             --         (1.387)        28.96



                                                                                           RATIO OF         RATIO
                                                              NET                          EXPENSES         OF NET
                                                            ASSETS          RATIO OF      TO AVERAGE      INVESTMENT
                                                            END OF         EXPENSES TO    NET ASSETS        INCOME      PORTFOLIO
                                           TOTAL            PERIOD         AVERAGE NET   (EXCLUDING       TO AVERAGE    TURNOVER
                                           RETURN            (000)           ASSETS        WAIVERS)       NET ASSETS       RATE
---------------------------------------------------------------------------------------------------------------------------------
-----------------------
EQUITY FUND (CONTINUED)
-----------------------
N SHARES
12/31/00                                    8.18%          $ 16,025           1.18%          1.18%           0.06%        68.09%
12/31/99                                   (1.74)            19,685           1.15           1.16            0.04         65.13
12/31/98                                   13.42             29,050           1.14           1.14            0.39         76.92
12/31/97                                   35.45             17,859           1.13           1.13            1.08         81.48
12/31/96                                   24.15              7,792           0.94           0.94            1.47         75.20

A SHARES
12/31/00                                    8.17%(4)       $    161           1.18%          1.18%           0.06%        68.09%
02/12/99(3) to 12/31/99                    (1.50)(2)(4)         161           1.23(1)        1.24(1)        (0.04)(1)     65.13

------------------
EQUITY INCOME FUND
------------------
INSTITUTIONAL SHARES
12/31/00                                   (3.33)%         $ 64,739           0.93%          1.02%           1.01%        20.90%
12/31/99                                    9.87             79,458           0.93           0.99            0.86         18.57
12/31/98                                   22.97             62,204           0.93           0.96            1.26         21.60
12/31/97                                   31.90             40,424           0.93           0.96            1.69         29.87
02/26/96(3) to 12/31/96                    12.46(2)          31,760           0.93(1)        0.97(1)         2.36(1)      52.77

N SHARES
12/31/00                                   (3.57)%         $  5,277           1.18%          1.27%           0.76%        20.90%
12/31/99                                    9.68              5,117           1.18           1.24            0.61         18.57
12/31/98                                   22.66              3,728           1.18           1.21            1.01         21.60
12/31/97                                   31.53              1,241           1.18           1.21            1.44         29.87
04/18/96(3) to 12/31/96                    14.67(2)             298           1.18(1)        1.19(1)         2.11(1)      52.77

A SHARES
12/31/00                                   (3.56)%(4)      $    542           1.18%          1.27%           0.76%        20.90%
02/10/99(3) to 12/31/99                     9.66(2)(4)          437           1.24(1)        1.30(1)         0.55(1)      18.57

-----------
GROWTH FUND
-----------
INSTITUTIONAL SHARES
12/31/00                                   (7.67)%         $166,310           1.10%          1.16%          (0.22)%       43.74%
12/31/99                                   16.56            182,283           1.10           1.14           (0.16)        35.11
12/31/98                                   25.03            144,759           1.10           1.11            0.05         34.96
12/31/97                                   32.81            109,140           1.10           1.11            0.22         37.02
02/26/96(3) to 12/31/96                    16.43(2)          76,516           1.10(1)        1.14(1)         0.42(1)      35.36

N SHARES
12/31/00                                   (7.89)%         $  6,313           1.35%          1.41%          (0.47)%       43.74%
12/31/99                                   16.22              7,800           1.35           1.39           (0.41)        35.11
12/31/98                                   24.68              7,661           1.35           1.36           (0.20)        34.96
12/31/97                                   32.54              2,766           1.35           1.36           (0.03)        37.02
04/19/96(3) to 12/31/96                    19.95(2)             397           1.35(1)        1.39(1)         0.17(1)      35.36

A SHARES
12/31/00                                   (7.90)%(4)      $    758           1.35%          1.41%          (0.47)%       43.74%
02/05/99(3) to 12/31/99                    12.65(2)(4)          710           1.42(1)        1.46(1)        (0.48)(1)     35.11

                       See Notes to Financial Statements.

                                  114 and 115

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                    NET                               NET                                                   NET
                                   ASSET                         REALIZED AND     DISTRIBUTIONS     DISTRIBUTIONS          ASSET
                                  VALUE             NET           UNREALIZED        FROM NET          FROM NET             VALUE
                                BEGINNING       INVESTMENT       GAIN/(LOSS)       INVESTMENT         REALIZED            END OF
                                OF PERIOD         INCOME        ON INVESTMENTS       INCOME             GAINS             PERIOD
----------------------------------------------------------------------------------------------------------------------------------
--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------

INSTITUTIONAL SHARES
12/31/00                          $24.17          $(0.145)          $ 1.528          $                 $(5.673)           $19.88
12/31/99                           17.85           (0.039)            7.124               --            (0.765)            24.17
12/31/98                           17.71           (0.047)            0.258               --            (0.071)            17.85
12/31/97                           15.52            0.007             3.865           (0.012)           (1.670)            17.71
02/26/96(3) to 12/31/96            14.24            0.057             1.998           (0.057)           (0.718)            15.52

N SHARES
12/31/00                          $23.99          $(0.145)          $ 1.448          $    --           $(5.673)           $19.62
12/31/99                           17.77           (0.057)            7.042               --            (0.765)            23.99
12/31/98                           17.66           (0.060)            0.241               --            (0.071)            17.77
12/31/97                           15.51           (0.003)            3.823               --            (1.670)            17.66
04/19/96(3) to 12/31/96            14.25            0.032             1.996           (0.050)           (0.718)            15.51

A SHARES
12/31/00                          $23.99          $(0.145)          $ 1.448          $    --           $(5.673)           $19.62
03/05/99(3) to 12/31/99            16.67           (0.092)            8.177               --            (0.765)            23.99

--------------------
SMALL-CAP VALUE FUND
--------------------

INSTITUTIONAL SHARES
12/31/00                          $30.29          $ 0.031           $ 9.854          $(0.030)          $(2.795)           $37.35
12/31/99                           30.69            0.124             0.015           (0.122)           (0.417)            30.29
12/31/98                           33.02            0.132            (1.312)          (0.139)           (1.011)            30.69
03/24/97(3) to 12/31/97            28.29            0.146             7.467           (0.139)           (2.744)            33.02

N SHARES
12/31/00                          $30.28          $ 0.001           $ 9.794          $    --           $(2.795)           $37.28
12/31/99                           30.69            0.031             0.029           (0.053)           (0.417)            30.28
12/31/98                           33.02            0.093            (1.342)          (0.070)           (1.011)            30.69
07/10/97(3) to 12/31/97            32.31            0.028             3.462           (0.036)           (2.744)            33.02

A SHARES
12/31/00                          $30.28           $0.001           $ 9.794          $    --           $(2.795)           $37.28
08/18/99(3) to 12/31/99            29.09            0.008             1.368           (0.051)           (0.135)            30.28

----------
INDEX FUND
----------

INSTITUTIONAL SHARES
12/31/00                          $33.21          $ 0.274           $(3.337)         $(0.270)          $(1.487)           $28.39
12/31/99                           28.35            0.307             5.420           (0.305)           (0.562)            33.21
12/31/98                           23.51            0.304             6.247           (0.303)           (1.408)            28.35
12/31/97                           18.48            0.278             5.742           (0.281)           (0.709)            23.51
02/26/96(3) to 12/31/96            16.72            0.268             2.104           (0.268)           (0.344)            18.48

N SHARES
12/31/00                          $33.21          $ 0.191           $(3.333)         $(0.191)          $(1.487)           $28.39
12/31/99                           28.35            0.249             5.413           (0.240)           (0.562)            33.21
12/31/98                           23.51            0.236             6.244           (0.232)           (1.408)            28.35
12/31/97                           18.48            0.247             5.725           (0.233)           (0.709)            23.51
04/19/96(3) to 12/31/96            16.35            0.188             2.511           (0.225)           (0.344)            18.48

--------------------------------
LARGE-CAP AGGRESSIVE GROWTH FUND
--------------------------------

INSTITUTIONAL SHARES
12/28/00(3) to 12/31/00           $10.00          $(0.001)          $(0.269)         $    --           $    --             $9.73



                                                                                       RATIO OF         RATIO
                                                      NET                              EXPENSES         OF NET
                                                    ASSETS             RATIO OF        TO AVERAGE     INVESTMENT
                                                    END OF            EXPENSES TO      NET ASSETS       INCOME         PORTFOLIO
                                       TOTAL        PERIOD            AVERAGE NET     (EXCLUDING      TO AVERAGE       TURNOVER
                                      RETURN        (000)              ASSETS          WAIVERS)       NET ASSETS         RATE
--------------------------------------------------------------------------------------------------------------------------------
--------------------------
SMALL-CAP OPPORTUNITY FUND
--------------------------

INSTITUTIONAL SHARES
12/31/00                                6.75%      $465,215              1.20%           1.22%           (0.70)%         86.88%
12/31/99                               40.14        432,071              1.20            1.21            (0.50)          59.99
12/31/98                                1.16        296,719              1.20            1.21            (0.28)          51.49
12/31/97                               25.47        274,353              1.20            1.21             0.03           39.63
02/26/96(3) to 12/31/96                14.49(2)     150,306              1.20(1)         1.22(1)          0.46(1)        46.13

N SHARES
12/31/00                                6.51%      $  8,995              1.45%           1.47%           (0.95)%         86.88%
12/31/99                               39.75          6,397              1.45            1.46            (0.75)          59.99
12/31/98                                0.99          5,032              1.45            1.46            (0.53)          51.49
12/31/97                               25.14          2,485              1.45            1.46            (0.22)          39.63
04/19/96(3) to 12/31/96                14.29(2)         443              1.45(1)         1.47(1)          0.10(1)        46.13

A SHARES
12/31/00                                6.46%(4)   $     50              1.45            1.47%           (0.95)%         86.88%
03/05/99(3) to 12/31/99                48.98(2)(4)       28              1.49(1)         1.50(1)         (0.79)(1)       59.99

--------------------
SMALL-CAP VALUE FUND
--------------------

INSTITUTIONAL SHARES
12/31/00                               34.45%      $149,791              0.99%           1.08%            0.10%          80.97%
12/31/99                                0.49        115,544              0.99            1.04             0.37           70.84
12/31/98                               (3.93)       143,525              0.99            1.05             0.56           76.44
03/24/97(3) to 12/31/97                27.11(2)      99,816              0.99(1)         1.06(1)          0.63(1)        91.66(1)

N SHARES
12/31/00                               34.15%      $  1,247              1.24%           1.33%           (0.15)%         80.97%
12/31/99                                0.22            743              1.24            1.29             0.12           70.84
12/31/98                               (4.15)           641              1.24            1.30             0.31           76.44
07/10/97(3) to 12/31/97                10.95(2)         292              1.24(1)         1.31(1)          0.38(1)        91.66(1)

A SHARES
12/31/00                               34.15%(4)   $     61              1.24%           1.33%           (0.15)%         80.97%
08/18/99(3) to 12/31/99                 4.77(2)(4)       12              1.24(1)         1.29(1)          0.12(1)        70.84

----------
INDEX FUND
----------

INSTITUTIONAL SHARES
12/31/00                               (9.33)%     $532,044              0.45%           0.47%            0.85%           8.39%
12/31/99                               20.40        549,696              0.45            0.46             1.04            2.17
12/31/98                               28.22        362,568              0.45            0.46             1.16            5.59
12/31/97                               32.78        292,196              0.45            0.47             1.39            7.10
02/26/96(3) to 12/31/96                14.26(2)     143,954              0.45(1)         0.49(1)          1.85(1)         4.71

N SHARES
12/31/00                               (9.55)%      $25,291              0.70%           0.72%            0.60%           8.39%
12/31/99                               20.14         24,056              0.70            0.71             0.79            2.17
12/31/98                               27.88         13,727              0.70            0.71             0.91            5.59
12/31/97                               32.51          6,942              0.70            0.72             1.14            7.10
04/19/96(3) to 12/31/96                16.56(2)         150              0.70(1)         0.74(1)          1.60(1)         4.71

--------------------------------
LARGE-CAP AGGRESSIVE GROWTH FUND
--------------------------------

INSTITUTIONAL SHARES
12/28/00(3) to 12/31/00                (2.70)%(2)   $    24              1.00%(1)         --%(5)         (1.00)%(1)       0.00%

                       See Notes to Financial Statements.

                                   116 and 117

                              HARRIS INSIGHT FUNDS
                        FINANCIAL HIGHLIGHTS (CONTINUED)
                (FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)


                                                                    RATIO OF                                               RATIO
                                    NET                               NET                                                   NET
                                   ASSET                         REALIZED AND     DISTRIBUTIONS     DISTRIBUTIONS          ASSET
                                  VALUE             NET           UNREALIZED        FROM NET          FROM NET             VALUE
                                BEGINNING       INVESTMENT       GAIN/(LOSS)       INVESTMENT         REALIZED            END OF
                                OF PERIOD         INCOME        ON INVESTMENTS       INCOME             GAINS             PERIOD
-----------------------------------------------------------------------------------------------------------------------------------
---------------
TECHNOLOGY FUND
---------------

INSTITUTIONAL SHARES
12/27/00(3) to 12/31/00           $10.00          $    --           $(0.280)         $    --           $    --            $ 9.72
-------------
BALANCED FUND
-------------

INSTITUTIONAL SHARES
12/31/00                          $12.38          $ 0.389           $ 1.115          $(0.391)          $(0.223)           $13.27
12/31/99                           14.44            0.444            (0.668)          (0.435)           (1.401)            12.38
12/31/98                           14.93            0.492             0.753           (0.494)           (1.241)            14.44
03/24/97(3) to 12/31/97            12.74            0.377             2.185           (0.372)             --               14.93

N SHARES
12/31/00                          $12.38          $ 0.356           $ 1.114          $(0.357)          $(0.223)           $13.27
12/31/99                           14.44            0.386            (0.641)          (0.404)           (1.401)            12.38
12/31/98                           14.93            0.440             0.759           (0.448)           (1.241)            14.44
04/16/97(3) to 12/31/97            12.56            0.301             2.411           (0.342)               --             14.93

A SHARES
12/31/00                          $12.38           $0.356           $ 1.107          $(0.360)          $(0.223)          $ 13.26
02/10/99(3) to 12/31/99            14.14            0.340            (0.305)          (0.394)           (1.401)            12.38

------------------
INTERNATIONAL FUND
------------------

INSTITUTIONAL SHARES
12/31/00                          $15.89          $ 0.120           $(1.606)         $(0.044)          $    --            $14.36
12/31/99                           12.55            0.117             3.309           (0.086)               --             15.89
12/31/98                           13.33            0.166            (0.787)          (0.159)               --             12.55
12/31/97                           15.46            0.116            (0.858)          (0.125)           (1.263)            13.33
02/26/96(3) to 12/31/96            15.04            0.128             0.485           (0.125)           (0.068)            15.46

N SHARES
12/31/00                          $15.89          $ 0.076           $(1.606)         $    --           $    --            $14.36
12/31/99                           12.55            0.101             3.262           (0.023)               --             15.89
12/31/98                           13.33            0.140            (0.787)          (0.133)               --             12.55
12/31/97                           15.46            0.078            (0.876)          (0.069)           (1.263)            13.33
03/13/96(3) to 12/31/96            14.69            0.091             0.860           (0.113)           (0.068)            15.46

A SHARES
12/31/00                          $15.89          $ 0.076           $(1.586)         $    --           $    --            $14.38
03/05/99(3) to 12/31/99            11.90           (0.009)            4.022           (0.023)               --             15.89

---------------------
EMERGING MARKETS FUND
---------------------

INSTITUTIONAL SHARES
12/31/00                          $ 9.64          $ 0.033           $(2.786)         $(0.007)          $    --            $ 6.88
12/31/99                            5.87           (0.004)            3.790           (0.016)               --              9.64
12/31/98                            8.55            0.023            (2.688)          (0.015)               --              5.87
10/21/97(3) to 12/31/97            10.00            0.006            (1.456)              --                --              8.55

N SHARES
12/31/00                          $ 9.58          $ 0.025           $(2.805)         $    --           $    --           $  6.80
12/31/99                            5.85           (0.027)            3.773           (0.016)               --              9.58
12/31/98                            8.54            0.008            (2.698)              --                --              5.85
10/21/97(3) to 12/31/97            10.00            0.002            (1.462)              --                --              8.54

A SHARES
12/31/00                          $ 9.58          $ 0.025           $(2.785)         $    --           $    --            $ 6.82
08/12/99(3) to 12/31/99             7.47           (0.024)            2.150           (0.016)               --              9.58



                                                                                        RATIO OF        RATIO
                                                         NET                            EXPENSES       OF NET
                                                       ASSETS        RATIO OF           TO AVERAGE    INVESTMENT
                                                       END OF       EXPENSES TO         NET ASSETS     INCOME         PORTFOLIO
                                    TOTAL              PERIOD       AVERAGE NET        (EXCLUDING    TO AVERAGE       TURNOVER
                                   RETURN              (000)         ASSETS             WAIVERS)      NET ASSETS         RATE
-------------------------------------------------------------------------------------------------------------------------------

---------------
TECHNOLOGY FUND
---------------

INSTITUTIONAL SHARES
12/27/00(3) to 12/31/00             (2.80)%(2)        $  2,038         1.00%(1)             --%(5)       4.47%(1)        0.00%
-------------
BALANCED FUND
-------------

INSTITUTIONAL SHARES
12/31/00                            12.31%            $ 56,197         0.88%              1.14%          2.99%         141.47%
12/31/99                            (1.30)              21,871         0.88               1.05           2.84           67.77
12/31/98                             8.61               56,027         0.88               0.98           3.16           70.93
03/24/97(3) to 12/31/97             20.24(2)            69,415         0.88(1)            0.92(1)        3.45(1)       108.29(1)

N SHARES
12/31/00                            12.03%            $  2,073         1.13%              1.57%          2.69%         141.47%
12/31/99                            (1.52)               2,311         1.13               1.30           2.59           67.77
12/31/98                             8.29                2,328         1.13               1.23           2.91           70.93
04/16/97(3) to 12/31/97             21.72(2)               700         1.13(1)            1.17(1)        3.20(1)       108.29(1)

A SHARES
12/31/00                            11.97%(4)         $    131         1.13%              1.51%          2.74%         141.47%
02/10/99(3) to 12/31/99              0.50(2)(4)             84         1.21(1)            1.38(1)        2.51(1)        67.77

------------------
INTERNATIONAL FUND
------------------

INSTITUTIONAL SHARES
12/31/00                            (9.34)%           $254,642         1.35%              1.36%          0.82%          76.86%
12/31/99                            27.33              272,886         1.35               1.35           0.86           48.49
12/31/98                            (4.64)             194,447         1.33               1.33           1.64           45.82
12/31/97                            (4.87)             172,158         1.40               1.42           0.82           93.33
02/26/96(3) to 12/31/96              4.08(2)           109,747         1.36(1)            1.38(1)        0.99(1)         6.72

N SHARES
12/31/00                            (9.50)%           $  2,525         1.60%              1.61%          0.57%          76.86%
12/31/99                            26.81                2,531         1.60               1.60           0.61           48.49
12/31/98                            (4.84)               1,657         1.58               1.58           1.39           45.82
12/31/97                            (5.21)               1,265         1.65               1.67           0.57           93.33
03/13/96(3) to 12/31/96              6.48(2)               597         1.61(1)            1.63(1)        0.35(1)         6.72

A SHARES
12/31/00                            (9.50)%(4)               2         1.60%              1.61%          0.57%          76.86%
03/05/99(3) to 12/31/99             33.73(2)(4)              5         1.65(1)            1.65(1)        0.56(1)        48.49

---------------------
EMERGING MARKETS FUND
---------------------

INSTITUTIONAL SHARES
12/31/00                           (28.55)%           $ 32,313         1.67%              1.71%          0.37%          78.65%
12/31/99                            64.53               38,155         1.70               1.76          (0.17)          53.69
12/31/98                           (31.16)              19,072         1.75               2.08           1.06           34.55
10/21/97(3) to 12/31/97            (14.50)(2)           18,023         1.75(1)            2.09(1)        0.43(1)         --

N SHARES
12/31/00                           (29.02)%           $    297         1.96%              2.00%          0.18%          78.65%
12/31/99                            64.06                  322         1.95               2.01          (0.42)          53.69
12/31/98                           (31.50)                  62         2.00               2.33           0.81           34.55
10/21/97(3) to 12/31/97            (14.60)(2)               96         2.00(1)            2.34(1)        0.18(1)           --

A SHARES
12/31/00                           (28.81)%(4)        $      8         1.92%              1.96%          0.16%          78.65%
08/12/99(3) to 12/31/99             28.48(2)(4)              5         1.95(1)            2.01(1)       (0.42)(1)       53.69

(1) Annualized.
(2) Total returns for periods of less than one year are not annualized.
(3) Date commenced operations.
(4) Sales load is not reflected in total return.
(5) Not meaningful given short period.

                       See Notes to Financial Statements.

                                   118 and 119

                              HARRIS INSIGHT FUNDS
                          NOTES TO FINANCIAL STATEMENTS
                                DECEMBER 31, 2000




1. ORGANIZATION


     Harris Insight Funds Trust (the "Trust") was organized as a business trust under the laws of The Commonwealth of Massachusetts on December 6, 1995. The Trust is an open-end management investment company and currently offers twenty-one diversified investment portfolios. The portfolios of the Trust are each referred to as a "Fund" and collectively, as the "Funds" and are as follows:

            EQUITY FUNDS:
            Harris Insight Equity Fund ("Equity Fund")
            Harris Insight Equity Income Fund ("Equity Income Fund")
            Harris Insight Growth Fund ("Growth Fund")
            Harris Insight Small-Cap Opportunity Fund ("Small-Cap Opportunity Fund")
            Harris Insight Small-Cap Value Fund ("Small-Cap Value Fund")
            Harris Insight Index Fund ("Index Fund")
            Harris Insight International Fund ("International Fund")
            Harris Insight Large-Cap Aggressive Growth Fund ("Large-Cap Aggressive Growth Fund")
            Harris Insight Small-Cap Aggressive Growth Fund ("Small-Cap Aggressive Growth Fund")
            Harris Insight Technology Fund ("Technology Fund")
            Harris Insight Balanced Fund ("Balanced Fund")
            Harris Insight Emerging Markets Fund ("Emerging Markets Fund")

            FIXED INCOME FUNDS:
            Harris Insight Short/Intermediate Bond Fund ("Short/Intermediate Bond Fund")
            Harris Insight Convertible Securities Fund ("Convertible Securities Fund")
            Harris Insight Bond Fund ("Bond Fund")
            Harris Insight Intermediate Government Bond Fund ("Intermediate Government Bond Fund")
            Harris Insight Intermediate Tax-Exempt Bond Fund ("Intermediate Tax-Exempt Bond Fund")
            Harris Insight Tax-Exempt Bond Fund ("Tax-Exempt Bond Fund")

            MONEY MARKET FUNDS:
            Harris Insight Government Money Market Fund ("Government Money Market Fund")
            Harris Insight Money Market Fund ("Money Market Fund")
            Harris Insight Tax-Exempt Money Market Fund ("Tax-Exempt Money Market Fund")

     The Small-Cap Aggressive Growth Fund had not commenced operations as of December 31, 2000. Prior to May 1, 2000, the Equity, Short/Intermediate Bond, Government Money Market, Money Market and Tax-Exempt Money Market Funds were investment portfolios of HT Insight Funds, Inc., doing business as Harris Insight Funds (the "Company"). On November 29, 1999, the shareholders of the Company voted to approve a reorganization of each Fund of the Company into a newly created investment portfolio of the Trust, effective May 1, 2000.


     Each of the Funds currently offers three classes of shares (Institutional shares, N shares, and A shares), with the exception of (a) the Index Fund and the Money Market Funds, each of which offers two classes (Institutional shares and N shares), and (b) the Large-Cap Aggressive Growth Fund, Small-Cap Aggressive Growth Fund, and the Technology Fund, each of which offers one class of shares (Institutional shares). Shares of each class of a Fund represent equal pro rata interests in the Fund and are identical in all respects except that N shares and A shares are subject to certain service organization/agent fees as described in Note 4 and the A shares are sold subject to a sales load (Note 5). Institutional shares are not subject to service organization/agent fees or sales loads. As of December 31, 2000, no A shares of the Intermediate Tax-Exempt Bond Fund and the Tax-Exempt Bond Fund had been issued and no Institutional shares of the Small-Cap Aggressive Growth Fund had been issued.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000

2. SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies used by the Funds in the preparation of the financial statements in accordance with accounting principles generally accepted in the United States. The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.


     (A) SECURITY VALUATION -- The value of securities (other than bonds and debt obligations maturing in 60 days or less which are valued at amortized cost) of the Funds other than Money Market Funds is determined based on the last sales price on the principal exchange on which the securities are traded as of the close of regular trading on the New York Stock Exchange (which is currently 4:00 P.M., Eastern time). In the absence of any sale on the valuation date, the securities are valued at the closing bid price. Securities traded only on the over-the-counter markets are valued at the closing over-the-counter bid prices. Portfolio securities which are primarily traded on foreign securities exchanges are generally valued at the closing values of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is considered likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or under the direction of the Board of Trustees of the Funds. Prices used for valuations of securities are provided by independent pricing services and brokers. Bonds maturing in more than 60 days are valued at the mean of the last bid and asked prices. In the event that such prices are not readily available, securities are valued at fair value as determined in good faith by or under the direction of the Board of Trustees. Debt obligations, other than bonds, with remaining maturities of 60 days or less are valued at amortized cost.

     Each of the Money Market Funds values its investments using the amortized cost method, which involves initially valuing investments at cost and thereafter assuming a constant amortization to maturity of any premium or discount. This method approximates market value.


     (B) FOREIGN CURRENCY TRANSLATION-- The books and records of the International Fund and the Emerging Markets Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:


         (i) market value of investment securities, other assets and liabilities at the current rate of exchange on the valuation date; and


         (ii) purchases and sales of investment securities, income and expenses at the relevant rates of exchange prevailing on the respective dates of such transactions.

     The International Fund and the Emerging Markets Fund do not isolate that portion of gains and losses on investments in securities which is due to changes in the foreign exchange rates from that which is due to changes in the market prices of such securities. The International Fund and the Emerging Markets Fund report gains and losses on foreign currency-related transactions as realized and unrealized gains and losses for financial reporting purposes, whereas such gains and losses, to the extent realized, are treated as ordinary income or loss for federal income tax purposes.


     (C) FEDERAL INCOME TAXES -- Each Fund intends to continue to qualify as a regulated investment company under the Internal Revenue Code and to distribute substantially all of its net investment income and net realized capital gains to shareholders. Accordingly, no provision for federal income tax is required.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000

     (D) DISTRIBUTIONS -- Each of the Funds declares dividends from net investment income. Dividends from the Money Market Funds and the Fixed Income Funds (other than the Convertible Securities Fund) are declared daily and paid monthly. Dividends from the Convertible Securities Fund, Equity Fund, Equity Income Fund, Index Fund, and Balanced Fund are declared and paid quarterly. Dividends from the Growth Fund, Small-Cap Opportunity Fund, Small-Cap Value Fund, Large-Cap Aggressive Growth Fund, Small-Cap Aggressive Growth Fund, Technology Fund, International Fund and the Emerging Markets Fund are declared and paid annually. Each Fund's net realized capital gains, if any, are distributed at least annually. Distributions to shareholders are recorded on the ex-dividend dates.

     The amounts of distributions from net investment income and net realized capital gains are determined in accordance with federal income tax regulations, which may differ from those amounts determined under generally accepted accounting principles. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, they are reclassified within the capital accounts to conform to their tax treatment in the period in which the difference arises.

     (E) FUTURES CONTRACTS -- The Funds may seek to hedge all or a portion of their investments through the use of securities index and other financial futures contracts. Upon entering into a futures contract, a Fund is required to deposit an amount ("initial margin") equal to a certain percentage of the contract value. Subsequent payments ("variation margin") are made or received by the Fund each day, reflecting the daily change in the value of the contracts and are recorded as an unrealized gain or loss. When the contract is closed, the Fund will recognize a realized gain or loss.

     Futures contracts are subject to the risk associated with the imperfect correlation between movements in the price of the futures contract and the price of the securities being hedged. The risk of imperfect correlation increases with respect to securities index futures as the composition of the Fund's portfolio diverges from composition of the index underlying such index futures. In addition, there is no assurance that a liquid secondary market will exist at the time the Fund elects to close out a futures position.

     (F) ORGANIZATION EXPENSES -- Certain Funds' share of the costs incurred in connection with the organization of the Trust has been deferred and is being amortized over 60 months from commencement of operations of the respective Fund.

     (G) ALLOCATION OF EXPENSES -- Expenses which have not been directly charged to a specific Fund are generally allocated among the Funds primarily on the basis of relative net assets. Expenses relating to a particular class of shares of a Fund are charged to that class. Non-class specific expenses of a Fund are allocated among the classes of shares of the Fund based upon the relative net assets of the classes.

     (H) DOLLAR ROLLS -- A Fund may enter into mortgage dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month, realizing a gain or loss, and simultaneously contracts to repurchase somewhat similar (same type, coupon and maturity) securities on a specified future date. During the roll period the Fund forgoes principal and interest paid on the securities. The Fund is compensated by the interest earned on the cash proceeds of the initial sale and by the lower repurchase price at the future date.

     (I) REPURCHASE AGREEMENTS -- Certain Funds invest in repurchase agreements. Securities pledged as collateral for repurchase agreements are held by a custodian bank until maturity of the repurchase agreements. Provisions of the repurchase agreements require that the market value of the collateral, including accrued interest thereon, be sufficient in the event of default by the counterparty. If the counterparty defaults and the value of the collateral declines, or if the counterparty enters an insolvency proceeding, realization on the collateral by the Fund may be delayed or limited.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000


     (J) SECURITIES LENDING -- The non-Money Market Funds may participate in a securities lending program with certain counterparties whereby the Funds loan securities to an organization that provides collateral. The Funds continue to own the loaned securities and the securities remain in the investment portfolio. However, in the event of default or bankruptcy by the other party to the agreement, realization on and/or retention of the collateral may be subject to legal proceedings. The market value of securities on loan to brokers and the value of collateral (consisting of repurchase agreements, commercial paper and money market funds) held by the Funds with respect to such loans (including rights to draw on letters of credit) at December 31, 2000, and income earned on securities loaned for the period ended December 31, 2000, are as follows:


                                           MARKET VALUE OF     VALUE OF COLLATERAL    INCOME EARNED ON
                                         SECURITIES ON LOAN          RECEIVED        SECURITIES LOANED*
                                         ------------------    -------------------   ------------------
     Short/Intermediate Bond Fund ....      $ 2,190,419            $ 2,282,750            $ 14,983
     Bond Fund .......................       10,987,084             11,444,145               2,683
     Intermediate Government Bond Fund        3,061,786              3,168,000               1,038
     Convertible Securities Fund .....        3,146,807              3,427,485              32,524
     Equity Fund .....................       51,606,886             53,629,027              62,888
     Equity Income Fund ..............       20,333,603             21,338,333              11,487
     Growth Fund .....................       23,602,645             25,134,510              28,939
     Small-Cap Opportunity Fund ......       64,849,699             70,708,735             112,870
     Small-Cap Value Fund ............       11,257,032             11,744,150              73,066
     Index Fund ......................       64,118,895             67,284,026              72,494
     Balanced Fund ...................        7,181,032              7,465,791               7,308

     *Income is included in interest income in the Statements of Operations.

     (K) Certain costs incurred in connection with the initial offering of shares of the Large-Cap Aggressive Growth Fund and Technology Fund, estimated at $17,398 for each Fund, have been paid by the Funds' Adviser, Harris Trust and Savings Bank ("Harris Trust"). The Funds will reimburse Harris Trust for such costs, which will be deferred and amortized by the Funds over the period of benefit, not to exceed 12 months from the dates the Funds commenced operations.

     (L) OTHER -- Investment transactions are recorded on trade date. Interest income, including the amortization of discount or premium, is recorded as earned. Discounts and premiums on securities purchased are amortized over the lives of the respective securities. Dividend income is recorded on the ex-dividend date.

     In November 2000, a revised AICPA Audit and Accounting Guide, Audits of Investment Companies (the "Guide") was issued, and is effective for fiscal years beginning after December 15, 2000. The Guide will require the Funds to classify gains and losses on mortgage- and asset-backed securities presently included in realized gains and losses, as part of interest income. Adopting this accounting principle will not affect the Fund's net asset value, but will change the classification of certain amounts between interest income and realized gain/loss in the Statement of Operations. The Fund expects that the impact of the adoption of this principle will not be material to the financial statements.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000



3. ADVISORY, ADMINISTRATION AND DISTRIBUTION ARRANGEMENTS


     The Trust retains Harris Trust and Savings Bank ("Harris Trust") as investment adviser (the "Adviser") for each Fund, pursuant to an advisory contract for each Fund. As Adviser, Harris Trust is entitled to receive fees payable monthly, based upon the average daily net asset value of each Fund, at the following annual rates:

    Each Money  Market Fund                 0.14% of the first $100 million of
                                            net assets and 0.10% of net
                                            assets over $100 million
    Short/Intermediate Bond Fund            0.70%
    Bond Fund                               0.65%
    Intermediate Government Bond            0.65%
    Intermediate Tax-Exempt Bond Fund       0.60%
    Tax-Exempt Bond Fund                    0.60%
    Convertible  Securities Fund            0.70%
    Equity Fund                             0.70%
    Equity Income Fund                      0.70%
    Growth Fund                             0.90%
    Small-Cap  Opportunity Fund             1.00%
    Small-Cap  Value  Fund                  0.80%
    Index Fund                              0.25%
    Large-Cap  Aggressive Growth Fund       0.75%
    Small-Cap Aggressive Growth Fund        0.75%
    Technology Fund                         0.75%
    Balanced Fund                           0.60%
    International Fund                      1.05%
    Emerging Markets Fund                   1.25%

     Harris Trust may, at its discretion, voluntarily waive all or any portion of its advisory fee for any Fund. For the period ended December 31, 2000, advisory fees and waivers for certain Funds were as follows:

                                              GROSS                             NET
                                           ADVISORY FEE       WAIVER       ADVISORY FEE
                                           ------------     ----------     ------------
     Short/Intermediate Bond Fund ....      $2,154,888      $1,002,796      $1,152,092
     Bond Fund .......................         968,407         472,047         496,360
     Intermediate Government Bond Fund         515,516         371,103         144,413
     Intermediate Tax-Exempt Bond Fund       1,127,475       1,127,475               0
     Tax-Exempt Bond Fund ............         651,356         651,356               0
     Convertible Securities Fund .....         364,297          66,501         297,796
     Equity Income Fund ..............         528,888          48,950         479,938
     Growth Fund .....................       1,703,197          87,078       1,616,119
     Small-Cap Opportunity Fund ......       4,898,369          68,658       4,829,711
     Small-Cap Value Fund ............         925,458          79,315         846,143
     Index Fund ......................       1,419,356         110,014       1,309,342
     Balanced Fund ...................         225,053          81,552         143,501

     There were no advisory fee waivers for the other Funds.


     For the period ended December 31, 2000, Harris Trust also reimbursed expenses of $3,000, $3,000 and $2,522 for the Large-Cap Aggressive Growth Fund, the Technology Fund, and the Balanced Fund, respectively.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000

     Harris Trust has entered into Portfolio Management Agreements with Harris Investment Management, Inc. ("HIM"or the "Portfolio Management Agent") under which HIM undertakes to furnish investment guidance and policy direction in connection with the daily portfolio management of the Funds. HIM receives a fee directly from Harris Trust, not from the Funds. HIM and Harris Trust are subsidiaries of Harris Bankcorp, Inc.


     HIM has entered into Investment Sub-Advisory Agreements with Hansberger Global Investors, Inc. ("Hansberger") with respect to the International Fund and the Emerging Markets Fund. Pursuant to those agreements, Hansberger selects and manages the securities in which those Funds invest. Hansberger, as Sub-Adviser, receives a fee directly from HIM and not from the Funds.


     The Trust has an Administration Agreement with Harris Trust (the "Administrator"). In its capacity as the Administrator, Harris Trust generally assists the Funds in all aspects of their administration and operation. The Administrator has entered into Sub-Administration and Accounting Services Agreements with PFPC Inc. ("PFPC" or the "Sub-Administrator and Accounting
Services Agent"), pursuant to which the Sub-Administrator and Accounting Services Agent performs certain administrative services for the Funds. Under these Agreements, the Administrator compensates the Sub-Administrator and Accounting Services Agent for providing such services. Harris Trust also serves as the transfer and dividend disbursing agent of the Funds (the "Transfer Agent"). Harris Trust has entered into a Sub-Transfer Agency Services Agreement with PFPC (the "Sub-Transfer Agent"), pursuant to which the Sub-Transfer Agent performs certain transfer agency and dividend disbursing agency services. Harris Trust compensates the Sub-Transfer Agent for providing such services. PFPC Trust Co. (the "Custodian") serves as the Custodian of the assets of the Funds. As compensation for their services, Harris Trust, in its capacity as the Administrator and Transfer Agent, and the Custodian are entitled to receive a combined fee based on the aggregate average daily net assets of the Funds, payable monthly at an annual rate of 0.17% of the first $300 million of average daily net assets; 0.15% of the next $300 million; and 0.13% of the average net assets in excess of $600 million. For the period ended December 31, 2000, the Administrator waived fees of $238,015 for the Government Money Fund and $1,457,380 for the Money Fund.


     Provident Distributors, Inc. ("PDI" or the "Distributor") provides services as distributor in connection with sales of shares of the Funds. No compensation is payable to PDI for its distribution services. Fees for services rendered by the Distributor were paid by the Administrator. For the period ended December 31, 2000, the aggregate sales charges paid with respect to A shares of the Funds were $32,399, of which $2,809 was retained and $29,590 was reallowed to dealer firms. Sales charges retained and reallowed are as follows:

                                                 RETAINED  REALLOWED
                                                 --------  ---------
     Short/Intermediate Bond Fund ........        $   61   $   750
     Bond Fund ...........................             5        85
     Intermediate Government Bond Fund ...             4        50
     Equity Fund .........................           136     1,382
     Equity Income Fund ..................           969     9,820
     Growth Fund .........................         1,158    12,507
     Small-Cap Opportunity Fund ..........            75       742
     Small-Cap Value Fund ................           117     1,313
     Balanced Fund .......................           224     2,312
     International Fund ..................            10       100
     Emerging Markets Fund ...............            50       529


     On January 2, 2001, PFPC Distributors, Inc. acquired PDI and became the distributor of the Funds.


     Certain employees of PFPC Inc. are officers of the Funds. During the period ended December 31, 2000, PFPC Inc. received $6,111,235 in aggregate fees and expenses (net of waivers of $223,916) from the Administrator for services rendered under various agreements described above.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000




4. SERVICE PLANS

     The Trust has adopted a Service Plan (the "Plan") for the N shares of each Fund. Under the Plan, each Fund may pay banks and other institutions ("Service Organizations") for shareholder support services that they provide, at a rate of up to 0.25% (on an annualized basis) of the average daily net asset value of the Fund's N shares.

     Under a separate Service Plan adopted by the N shares of the Money Market Funds pursuant to Rule 12b-1 under the Investment Company Act of 1940 (the "12b-1 Plan"), those Funds may make payments to Service Organizations for shareholder support services and also may bear the costs connected with distribution and other services, at a rate of up to 0.10% (on an annualized basis) of the average daily net asset value of each Fund's N shares.

     Additionally, the Funds, except for the Index Fund and the Money Market Funds, have adopted a separate 12b-1 Plan that provides for distribution/service fees of up to 0.25% (on an annualized basis) of the average daily net assets attributable to A shares.

     For the period ended December 31, 2000, the non-Money Market Funds paid the following shareholder service fees pursuant to the Plan, including fees paid to Harris Trust and to the Distributor:

              Short/Intermediate Bond Fund ............    $ 9,680
              Bond Fund ...............................      9,551
              Intermediate Government Bond Fund .......     12,721
              Intermediate Tax-Exempt Bond Fund .......      1,706
              Tax-Exempt Bond Fund ....................      2,176
              Convertible Securities Fund .............        855
              Equity Fund .............................     45,363
              Equity Income Fund ......................     14,328
              Growth Fund .............................     18,175
              Small-Cap Opportunity Fund ..............     25,111
              Small-Cap Value Fund ....................      1,913
              Index Fund ..............................     65,142
              Balanced Fund ...........................      5,099
              International Fund ......................      7,423
              Emerging Markets Fund ...................        944


     For the period ended December 31, 2000, shareholder service fees paid by the Money Market Funds under the Plan were $742,411, $2,818,015, and $574,959 and fees paid under the 12b-1 Plan were $288,681, $1,127,206, and $209,473 (net of voluntary waivers of $8,284, $0, and $20,511) for the N shares of the Government Money Market Fund, Money Market Fund, and Tax-Exempt Money Market Fund, respectively.


     For the period ended December 31, 2000, the following funds have paid fees under the 12b-1 Plan for A shares. The fees are as follows:

              Short/Intermediate Bond Fund ............     $  361
              Bond Fund ...............................         71
              Intermediate Government Bond Fund........        190
              Convertible Securities Fund .............         43
              Equity Fund .............................        450
              Equity Income Fund ......................      1,400
              Growth Fund .............................      2,107
              Small-Cap Opportunity Fund ..............        169
              Small-Cap Value Fund ....................         50
              Balanced Fund ...........................        283
              International Fund ......................         16
              Emerging Markets Fund ...................         73

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000

5. PUBLIC OFFERING PRICE

     The A shares of the Funds are sold at a public offering price which is equal to the current net asset value of such shares with a maximum front-end sales load of 5.50% for the Equity Funds, 4.50% for the Convertible Securities Fund, Tax-Exempt Bond Fund, and Bond Fund, and 3.50% for the Intermediate Tax-Exempt Bond Fund, Short/Intermediate Bond Fund, and Intermediate Government Bond Fund.


6. INVESTMENT TRANSACTIONS

     The cost of investments at December 31, 2000 and the net realized gains and losses on securities sold for the period then ended for each of the Funds for federal income tax purposes was not materially different from the amounts reported for financial reporting purposes.


     Purchases and sales of investment securities of the non-Money Market Funds (excluding short-term investments and U.S. government securities) during the period ended December 31, 2000 were as follows:

                                             PURCHASES            SALES
                                            ------------      ------------
     Short/Intermediate Bond Fund ....      $120,007,477      $166,753,418
     Bond Fund .......................       102,826,059        82,129,625
     Intermediate Government Bond Fund         5,248,095         6,005,610
     Intermediate Tax-Exempt Bond Fund       371,115,178       363,015,542
     Tax-Exempt Bond Fund ............       173,183,498       194,093,310
     Convertible Securities Fund .....        26,501,568        26,770,549
     Equity Fund .....................       339,622,369       607,928,382
     Equity Income Fund ..............        15,236,385        24,181,861
     Growth Fund .....................        80,436,882        91,733,323
     Small-Cap Opportunity Fund ......       420,148,525       407,991,566
     Small-Cap Value Fund ............        91,530,759        91,265,256
     Index Fund ......................       122,726,960        46,427,395
     Large-Cap Aggressive Growth Fund             23,675                 0
     Technology Fund .................           116,522                 0
     Balanced Fund ...................        44,035,910        25,206,116
     International Fund ..............       207,696,667       185,326,118
     Emerging Markets Fund ...........        38,047,825        29,539,139


     Purchases and sales of U.S. government securities, excluding short-term securities, of the non-Money Market Funds during the period ended December 31, 2000 were as follows:


                                              PURCHASES           SALES
                                             -----------      ------------
     Short/Intermediate Bond Fund ....       $97,858,980      $102,505,857
     Bond Fund .......................        75,959,308        56,729,822
     Intermediate Government Bond Fund        15,159,386        40,058,599
     Balanced Fund ...................        31,275,813        21,986,748

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000



     At December 31, 2000, gross unrealized appreciation (depreciation) for each non-Money Market Fund was as follows:


                                                                                    NET UNREALIZED
                                              UNREALIZED          UNREALIZED         APPRECIATION
                                             APPRECIATION       (DEPRECIATION)      (DEPRECIATION)
                                             ------------       --------------      --------------
     Short/Intermediate Bond Fund ....       $  4,863,185       $ (3,598,980)       $  1,264,205
     Bond Fund .......................          4,453,310         (1,635,730)          2,817,580
     Intermediate Government Bond Fund          2,285,987           (450,441)          1,835,546
     Intermediate Tax-Exempt Bond Fund          9,308,599           (100,632)          9,207,967
     Tax-Exempt Bond Fund ............          7,714,571                 (0)          7,714,571
     Convertible Securities Fund .....          9,651,081         (8,896,790)            754,291
     Equity Fund .....................         63,503,553        (30,528,570)         32,974,983
     Equity Income Fund ..............         24,630,090         (2,368,740)         22,261,350
     Growth Fund .....................         56,085,787         (7,949,741)         48,136,046
     Small-Cap Opportunity Fund ......        141,882,528        (42,545,674)         99,336,854
     Small-Cap Value Fund ............         33,766,995         (3,301,342)         30,465,653
     Index Fund ......................        193,497,860        (34,720,415)        158,777,445
     Large-Cap Aggressive Growth Fund                  69               (735)               (666)
     Technology Fund .................                659             (4,662)             (4,003)
     Balanced Fund ...................          5,609,154         (3,192,371)          2,416,783
     International Fund ..............         30,811,836        (24,811,083)          6,000,753
     Emerging Markets Fund ...........          4,114,830         (5,183,274)         (1,068,444)


     At December 31, 2000, the following Funds had available capital losses that may be used to offset future net capital gains through the years 2005, 2006, 2007, 2008, and 2009:

         Government Money Market Fund ....      $   (82,375)
         Money Market Fund ...............         (101,995)
         Tax-Exempt Money Market Fund ....           (3,784)
         Short/Intermediate Bond Fund ....       (4,597,710)
         Bond Fund .......................       (4,704,405)
         Tax-Exempt Bond Fund ............       (3,084,729)
         Intermediate Government Bond Fund       (1,800,534)
         Intermediate Tax-Exempt Bond Fund       (2,248,289)
         Equity Income Fund ..............         (438,848)
         International Fund ..............       (3,046,051)
         Emerging Markets Fund ...........       (8,476,347)

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000




7. COMPOSITION OF NET ASSETS


     At December 31, 2000, net assets of each Fund consisted of:


                                                         GOVERNMENT                             TAX-EXEMPT              SHORT/
                                                         MONEY MARKET       MONEY MARKET       MONEY MARKET         INTERMEDIATE
                                                             FUND               FUND                FUND              BOND FUND
                                                         ------------      --------------      --------------        ------------
     Beneficial Interest at Par Value ............       $    648,514      $    3,360,122      $    1,068,404        $     22,894
     Paid-in Capital .............................        647,865,181       3,356,762,703       1,067,335,213         235,669,787
     Undistributed Net Investment Income .........                 21                  (1)                 --                  (3)
     Accumulated Net Realized Gain/(Loss) ........            (82,375)           (101,995)             (3,784)         (5,170,563)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ........                 --                  --                  --           1,264,205
                                                         ------------      --------------      --------------        ------------
     Net Assets ..................................       $648,431,341      $3,360,020,829      $1,068,399,833        $231,786,320
                                                         ============      ==============      ==============        ============



                                                                             INTERMEDIATE        INTERMEDIATE
                                                                              GOVERNMENT          TAX-EXEMPT          TAX-EXEMPT
                                                          BOND FUND            BOND FUND           BOND FUND          BOND FUND
                                                         ------------         -----------        ------------        ------------
     Beneficial Interest at Par Value ............       $     21,367         $     4,143        $     18,264             $10,668
     Paid-in Capital .............................        217,464,627          68,949,451         190,661,055         106,797,915
     Undistributed Net Investment Income .........                 --                  --                 (10)                 --
     Accumulated Net Realized Gain/(Loss) ........         (5,404,951)         (2,240,909)         (2,248,289)         (3,084,729)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ........          2,817,580           1,835,546           9,207,967           7,714,571
                                                         ------------         -----------        ------------        ------------
     Net Assets ..................................       $214,898,623         $68,548,231        $197,638,987        $111,438,425
                                                         ============         ===========        ============        ============


                                                          CONVERTIBLE                                EQUITY
                                                          SECURITIES            EQUITY               INCOME             GROWTH
                                                             FUND                FUND                 FUND               FUND
                                                          -----------        ------------         -----------        ------------
     Beneficial Interest at Par Value ............        $     1,888        $     28,878         $     3,680        $      6,982
     Paid-in Capital .............................         44,483,432         310,988,648          48,722,961         118,963,775
     Undistributed Net Investment Income .........             21,404              55,045               8,551                  --
     Accumulated Net Realized Gain/(Loss) ........            573,912          18,249,935            (438,848)          6,273,964
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ........            754,291          32,974,983          22,261,350          48,136,046
                                                          -----------        ------------         -----------        ------------
     Net Assets ..................................        $45,834,927        $362,297,489         $70,557,694        $173,380,767
                                                          ===========        ============         ===========        ============

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000


                                                                                                                         LARGE-CAP
                                                               SMALL-CAP           SMALL-CAP                            AGGRESSIVE
                                                              OPPORTUNITY            VALUE                INDEX           GROWTH
                                                                 FUND                FUND                 FUND            FUND
                                                              ------------        ------------        ------------      ----------
     Beneficial Interest at Par Value .................       $     23,866        $      4,046        $     19,608       $     2
     Paid-in Capital ..................................        368,522,994         116,790,789         396,612,132        24,995
     Undistributed Net Investment Income ..............                 --              11,954              57,583            --
     Accumulated Net Realized Gain/(Loss) .............          6,376,515           3,826,809           1,868,128            --
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations .............         99,336,854          30,465,653         158,777,445          (666)
                                                              ------------        ------------        ------------       -------
     Net Assets .......................................       $474,260,229        $151,099,251        $557,334,896       $24,331
                                                              ============        ============        ============       =======


                                                                                                                       EMERGING
                                                           TECHNOLOGY           BALANCED         INTERNATIONAL          MARKETS
                                                              FUND                FUND               FUND                FUND
                                                           ----------         -----------        ------------         -----------
     Beneficial Interest at Par Value ............         $      210         $     4,402        $     17,921         $     4,743
     Paid-in Capital .............................          2,041,790          55,943,645         254,503,375          42,215,357
     Undistributed Net Investment Income .........                 67              12,098            (170,441)              4,746
     Accumulated Net Realized Gain/(Loss) ........                 --              24,499          (3,182,713)         (8,538,219)
     Unrealized Appreciation/(Depreciation) on
        Investment Transactions, Futures Contracts
        and Foreign Currency Translations ........             (4,003)          2,416,783           6,000,753          (1,068,444)
                                                           ----------         -----------        ------------         -----------
     Net Assets ..................................         $2,038,064         $58,401,427        $257,168,895         $32,618,183
                                                           ==========         ===========        ============         ===========

8. CONCENTRATION OF RISKS

     The Tax-Exempt Money Market Fund, Intermediate Tax-Exempt Bond Fund and Tax-Exempt Bond Fund invest primarily in diversified portfolios of municipal securities, including municipal bonds and debentures. The Fixed Income Funds and the Money Market Funds invest in debt instruments. The issuers' abilities to meet their obligations may be affected by political and economic developments in a specific state or region or their respective industries.


     Each of the  International  Fund and the  Emerging  Markets Fund invests in securities of foreign issuers in various countries. These investments may involve certain considerations and risks not typically associated with investments in the U.S., as a result of, among other factors, the possibility of future political and economic developments and the level of governmental supervision and regulation of securities markets in the respective countries.



9. LINE OF CREDIT

     The Trust, on behalf of the Funds, has a 364-day $200,000,000 aggregate Revolving Credit Facility ("Credit Facility") with the Bank of Montreal, the parent of Harris Trust. The Credit Facility permits one or more of the Funds to borrow for temporary or emergency purposes, including, without limitation, funding of shareholder redemptions. Under the terms of the Credit Facility, each Fund pays a quarterly commitment fee at a rate of 0.09% per annum on the average daily balance of the Credit Facility that is available during each quarter ("Commitment Fee"). The Commitment Fee is allocated among the Funds based on relative net assets of the Funds. In addition, the Funds will pay interest on any borrowings at the Federal Funds rate plus 0.50%. For the period ended December 31, 2000, none of the Funds had borrowings under the Credit Facility.

                              HARRIS INSIGHT FUNDS
                    NOTES TO FINANCIAL STATEMENTS (CONTINUED)
                                DECEMBER 31, 2000

10. RELATED PARTY TRANSACTION

     In August 1999, the issuer of a class of security held by the Money Market Fund refused for a period of time to honor the seven-day puts it had issued with those securities. In order to ensure that the Fund would not incur a loss on the security, Bankmont Financial Corp. (the second tier parent of the Adviser), at no cost to the Fund, gave the Fund a put under which the Fund could put the security to Bankmont at par plus accrued interest. Eventually, the issuer purchased the security from the Fund at par plus accrued interest, and the Bankmont put expired unexercised.

                        REPORT OF INDEPENDENT ACCOUNTANTS

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF
   HARRIS INSIGHT FUNDS TRUST


     In our opinion, the accompanying statements of assets and liabilities, including the schedules of investments, and the statements of net assets, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Harris Insight Equity Fund, Harris Insight Equity Income Fund, Harris Insight Growth Fund, Harris Insight Small-Cap Opportunity Fund, Harris Insight Small-Cap Value Fund, Harris Insight Index Fund, Harris Insight Large-Cap Aggressive Growth Fund, Harris Insight Technology Fund, Harris Insight International Fund, Harris Insight Balanced Fund, Harris Insight Emerging Markets Fund, Harris Insight Short/Intermediate Bond Fund, Harris Insight
Convertible   Securities  Fund,   Harris  Insight  Bond  Fund,   Harris  Insight
Intermediate Government Bond Fund, Harris Insight Intermediate Tax-Exempt Bond Fund, Harris Insight Tax-Exempt Bond Fund, Harris Insight Government Money Market Fund, Harris Insight Money Market Fund and Harris Insight Tax-Exempt Money Market Fund (constituting Harris Insight Funds Trust, hereafter referred to as the "Fund") at December 31, 2000, the results of each of their operations for the period then ended, and the changes in each of their net assets and the financial highlights for each of the respective periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with auditing standards generally accepted in the United States of America, which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2000 by correspondence with custodians and brokers, provide a reasonable basis for our opinion.


     PricewaterhouseCoopers LLP
     Philadelphia, Pennsylvania


     February 14, 2001

                             HARRIS INSIGHT(R) FUNDS

                               3200 HORIZON DRIVE
                            KING OF PRUSSIA, PA 19406
                            TELEPHONE: (800) 982-8782

INVESTMENT ADVISER, ADMINISTRATOR,
TRANSFER AGENT AND DIVIDEND DISBURSING AGENT
Harris Trust and Savings Bank
111 West Monroe Street
Chicago, Illinois 60603

PORTFOLIO MANAGEMENT AGENT
Harris Investment Management, Inc.
190 South LaSalle Street
Chicago, Illinois 60690

INVESTMENT SUB-ADVISER
Hansberger Global Investors, Inc.
515 East Las Olas Boulevard, Suite 1300
Fort Lauderdale, Florida 33301

SUB-ADMINISTRATOR AND ACCOUNTING
SERVICES AGENT, SUB-TRANSFER AGENT
AND DIVIDEND DISBURSING AGENT
PFPC Inc.
103 Bellevue Parkway
Wilmington, Delaware 19809

DISTRIBUTOR
PFPC Distributors, Inc.
3200 Horizon Drive
King of Prussia, Pennsylvania 19406

CUSTODIAN
PFPC Trust Co.
8800 Tinicum Boulevard
Philadelphia, Pennsylvania 19153

INDEPENDENT ACCOUNTANTS
PricewaterhouseCoopers LLP
Two Commerce Square
Suite 1700
2001 Market Street
Philadelphia, Pennsylvania 19103-7042

LEGAL COUNSEL
Bell, Boyd & Lloyd
Three First National Plaza
70 West Madison Street
Chicago, Illinois 60602

BOARD OF TRUSTEES

C. GARY GERST
Chairman of the Board of Trustees; Chairman Emeritus, Jones Lang LaSalle, formerly named LaSalle Partners Ltd. (real estate investment manager and consulting firm). Director, Nonlinear Dynamics, Inc. (applications software producer) and Florida Office Property Company, Inc. (real estate investment fund).

EDGAR R. FIEDLER
Senior Fellow and Economic Counselor, The Conference Board. Director or Trustee, The Stanley Works (tool manufacturer), AARP Income Trust, Scudder Institutional Funds, Scudder Pathway Series, Farmer's Investment Trust, Brazil Fund and PEG Capital Management (investment companies).

VALERIE B. JARRETT
Executive Vice President, The Habitat Company (residential property developer) and Chairman and Chief Executive Officer, Chicago Transit Authority. Director, USG Corporation (building materials manufacturer).

JOHN W. MCCARTER, JR.
President and Chief Executive Officer, The Field Museum of Natural History, and former Senior Vice President and Director, Booz-Allen & Hamilton, Inc. (consulting firm). Director, W.W. Grainger, Inc. (industrial distributor) and A.M. Castle, Inc. (metals distributor).

PAULA WOLFF
Senior Executive, Chicago Metropolis 2020 (civic organization), and former President, Governors State University. Trustee, University of Chicago; Chair, University of Chicago Hospitals; and Director, Ariel Capital Management, Inc. (investment manager).

OFFICERS

PETER P. CAPACCIO
President

MERRILL J. SKLENAR
Vice President

DAVID LEBISKY
Secretary

THOMAS J. RYAN
Treasurer and Chief Financial Officer

L. LINN SOLANO
Assistant Treasurer

THIS REPORT IS SUBMITTED FOR THE GENERAL INFORMATION OF THE SHAREHOLDERS OF THE
   HARRIS INSIGHT FUNDS. IT IS NOT AUTHORIZED FOR DISTRIBUTION TO PROSPECTIVE
         INVESTORS UNLESS ACCOMPANIED OR PRECEDED BY A PROSPECTUS OF THE
        HARRIS INSIGHT FUNDS. PLEASE READ THE PROSPECTUS CAREFULLY BEFORE
                            YOU INVEST OR SEND MONEY.


                               INVESTMENT ADVISER:
                          Harris Trust and Savings Bank

                           PORTFOLIO MANAGEMENT AGENT:
                       Harris Investment Management, Inc.

                                  DISTRIBUTOR:
                             PFPC Distributors, Inc.

                                 HIF 1001 12/00